UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-04642
                                                 ---------------

                          The Phoenix Edge Series Fund
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)


         Kathleen A. McGah, Esq.
  Vice President, Chief Legal Officer,               John H. Beers, Esq.
  Counsel and Secretary for Registrant          Vice President and Secretary
     Phoenix Life Insurance Company            Phoenix Life Insurance Company
           One American Row                           One American Row
        Hartford, CT 06103-2899                    Hartford, CT 06103-2899
 -----------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 541-0171
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


      ANNUAL REPORT

                                         THE PHOENIX EDGE SERIES FUND

                                               Variable Products Fund

                                                    DECEMBER 31, 2005

                          [LOGO] PHOENIX(R)

                            MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

[PHOTO OMITTED]

      I encourage you to review this annual report for The Phoenix Edge Series Fund, for the fiscal year ended December 31, 2005.

      Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005 down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your particular Phoenix Edge Series Fund allocations may help in this effort.

      For more information on the investment subaccounts within The Phoenix Edge Series Fund, including performance updates and portfolio characteristics, please visit the annuities section of our Web site, PhoenixWealthManagement.com.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, The Phoenix Edge Series Fund

JANUARY 2006

(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of The Phoenix Edge Series Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

                         THIS PAGE INTENTIONALLY BLANK.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Glossary ..............................................................................      4

Phoenix Mid-Cap Growth Series .........................................................      7

Phoenix Strategic Theme Series ........................................................     14

Phoenix-Aberdeen International Series .................................................     21

Phoenix-AIM Growth Series .............................................................     29

Phoenix-Alger Small-Cap Growth Series .................................................     37

Phoenix-Alliance/Bernstein Enhanced Index Series ......................................     45

Phoenix-Duff & Phelps Real Estate Securities Series ...................................     54

Phoenix-Engemann Capital Growth Series ................................................     61

Phoenix-Engemann Growth and Income Series .............................................     68

Phoenix-Engemann Small-Cap Growth Series ..............................................     77

Phoenix-Engemann Strategic Allocation Series ..........................................     84

Phoenix-Engemann Value Equity Series ..................................................     95

Phoenix-Goodwin Money Market Series ...................................................    102

Phoenix-Goodwin Multi-Sector Fixed Income Series ......................................    107

Phoenix-Goodwin Multi-Sector Short Term Bond Series ...................................    118

Phoenix-Kayne Rising Dividends Series .................................................    128

Phoenix-Kayne Small-Cap Quality Value Series ..........................................    135

Phoenix-Lazard International Equity Select Series .....................................    142

Phoenix-Northern Dow 30 Series ........................................................    150

Phoenix-Northern Nasdaq-100 Index(R) Series ...........................................    157

Phoenix-Sanford Bernstein Mid-Cap Value Series ........................................    165

Phoenix-Sanford Bernstein Small-Cap Value Series ......................................    173

Notes to Financial Statements .........................................................    181

Report of Independent Registered Public Accounting Firm ...............................    194

Board of Trustees' Consideration of Investment Advisory and Subadvisory Agreements ....    195

Fund Management Tables ................................................................    233

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

    The advisors and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

    The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

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  Not FDIC Insured      |       No Bank Guarantee       |       May Lose Value
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                                    GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

COMPOSITE INDEX FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
A composite index consisting of 60% of the S&P 500(R) Index, a broad-based equity index, and 40% of Lehman Brothers Aggregate Bond Index, a broad-based fixed income index.

DOW JONES INDUSTRIAL AVERAGE(SM)
The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

EUROPEAN CENTRAL BANK (ECB)
The central bank for Europe's single currency, the euro. The ECB's main task is to maintain the euro's purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

LEHMAN BROTHERS AGGREGATE BOND INDEX
The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

                                    GLOSSARY

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MERRILL LYNCH SHORT TERM MEDIUM QUALITY CORPORATE BOND INDEX
The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total-return basis.

MSCI EAFE(R) INDEX
The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with gross dividends reinvested.

NAREIT EQUITY INDEX
The NAREIT Equity Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

NASDAQ-100 INDEX(R)
The NASDAQ-100 Index(R) is a market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market. The index is calculated on a total return basis with dividends reinvested.

NEW YORK SHARES (GUILDER SHARES)
Shares representing Dutch companies that are not permitted to trade outside of national borders.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX
The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX
The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX
The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX
The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

                                    GLOSSARY

RUSSELL 2500(TM) VALUE INDEX
The Russell 2500(TM) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX
The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SECTOR/SUBSECTOR
A particular group of stocks within the market, usually sorted by industry, that can be further broken down into subsets. For example, the technology sector can be broken down into various subsectors such as computer hardware and semiconductors.

S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500/BARRA GROWTH INDEX
The S&P 500/Barra Growth Index is a free-float market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

UBS REGISTERED SHARES
UBS ordinary shares are issued in the form of global registered shares, which are securities that provide direct and equal ownership for all shareholders. They can be traded and transferred across applicable borders without the need for conversion, with identical shares traded on different stock exchanges in different currencies.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                          PHOENIX MID-CAP GROWTH SERIES

THIS COMMENTARY WAS PREPARED BY BENNETT LAWRENCE MANAGEMENT, LLC, WHICH REPLACED SENECA CAPITAL MANAGEMENT AS THE SUBADVISOR TO THE PHOENIX MID-CAP GROWTH SERIES (FORMERLY PHOENIX-SENECA MID-CAP GROWTH SERIES) EFFECTIVE AUGUST 12, 2005.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, VAN SCHREIBER & W. ALEXANDER L. ELY

Q: HOW DID THE PHOENIX MID-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 4.18%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell MidCap(R) Growth Index, the series style-specific benchmark, returned 12.10%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The equity markets performed reasonably well during 2005, given the challenges that presented themselves. On the whole, equity market averages were not significantly volatile. While returns were somewhat below long-term averages, what may appear to the casual observer as a ho-hum environment, could not be further from the truth. From the onset of 2005, investors were forced to reconcile the impact of higher interest rates on corporate profits and the price of housing. In addition, energy and input costs began to trend alarmingly higher as the year progressed. Late summer storms raised significant concern over consumer spending and energy as oil prices continued to soar.

      Given all of this, it is remarkable that corporate profits for 2005, when finally tallied, will most likely come in on the high end of expectations. With an earnings move of this magnitude and little in the way of broad-based equity appreciation, as of year-end, investors were able to buy stocks at the low-end of their historical valuations.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Since we took over management of the portfolio on August 12, 2005, we have owned shares of health care companies that present two distinct opportunities. First is the spate of new products developed by the medical technology community which enable hospitals and clinics to conduct procedures that were unimaginable even five years ago. We have enjoyed strong performance from several companies in this group, including one organization that has revolutionized minimally invasive surgical procedures through the use of robotics. The second group of health care companies we own are service providers. These organizations provide mental wellness, senior living and Medicare/Medicaid health maintenance services in exchange for revenues that are recurring and defensive, which is very desirable during periods of economic uncertainty.

      In the information technology category, we have invested in companies that provide businesses with software directed toward streamlining operations and increasing productivity. The cost savings for implementing these systems is substantial and payback time more than justifies the expenditure.

      We have also been capitalizing on a new trend in the consumer hand held device market which has been brought about by the affordability of flash memory. In the near future, wireless carriers will be able to offer their customers handsets that not only carry voice but also take pictures, access the Internet, play music and receive video feeds.

      Given the changing nature of the market since we started managing the series portfolio, an early position that we took in the ground transportation business sector came under pressure as the cost of energy spiked in the wake of Hurricane Katrina. While we took measures to eliminate this exposure, our combined industrial holdings reduced our investment results. The consumer discretionary category provided a similar set of challenges as Hurricane Katrina and bad news from national retail bellwether, Wal-Mart, cast a pall over the outlook for consumer spending. We remain committed to unique retail concepts that provide consumers with a strong price/value proposition; however, this group did not make a positive contribution to our performance.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                          PHOENIX MID-CAP GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                1 YEAR    5 YEARS     12/31/05
--------------------------------------------------------------------------------
Mid-Cap Growth Series                             4.18%   (6.30)%       4.92%
--------------------------------------------------------------------------------
S&P 500(R) Index                                  4.93%    0.55%        3.86%
--------------------------------------------------------------------------------
Russell MidCap(R) Growth Index                   12.10%    1.38%        5.93%
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This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                 Mid-Cap Growth    Russell MidCap(R)    S&P 500(R)
                     Series          Growth Index         Index
                 --------------    -----------------    ----------
  3/2/1998          $10,000             $10,000          $10,000
12/31/1998           12,175              10,988           11,895
12/31/1999           17,729              16,624           14,409
12/29/2000           20,166              14,671           13,086
12/31/2001           15,068              11,714           11,532
12/31/2002           10,171               8,504            8,983
12/31/2003           13,104              12,136           11,562
12/31/2004           13,984              14,015           12,818
12/31/2005           14,569              15,710           13,450

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                          PHOENIX MID-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Mid-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                 BEGINNING           ENDING        EXPENSES PAID
                               ACCOUNT VALUE     ACCOUNT VALUE         DURING
 MID-CAP GROWTH SERIES         JUNE 30, 2005   DECEMBER 31, 2005       PERIOD*
-----------------------        -------------   -----------------   -------------
Actual                          $ 1,000.00        $ 1,055.40          $ 5.96

Hypothetical (5% return
   before expenses)               1,000.00          1,019.33            5.87

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.15%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.18%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,041.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX MID-CAP GROWTH SERIES

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  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
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 1. Intuitive Surgical, Inc.                                                4.5%
 2. Range Resources Corp.                                                   3.9%
 3. Robert Half International, Inc.                                         3.7%
 4. ResMed, Inc.                                                            3.7%
 5. NII Holdings, Inc.                                                      3.6%
 6. Precision Castparts Corp.                                               3.5%
 7. Sunrise Senior Living, Inc.                                             3.5%
 8. Protein Design Labs, Inc.                                               3.5%
 9. Polo Ralph Lauren Corp.                                                 3.5%
10. Life Time Fitness, Inc.                                                 3.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
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As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                    28%
Health Care                               22
Information Technology                    19
Industrials                               10
Energy                                     8
Telecommunication Services                 7
Financials                                 3
Other                                      3

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES        VALUE
                                                        --------    -----------
DOMESTIC COMMON STOCKS--95.2%

AEROSPACE & DEFENSE--3.6%
   Precision Castparts Corp. ........................     32,300    $ 1,673,463
                                                                    -----------
APPAREL RETAIL--4.2%
   DSW, Inc. Class A (b) ............................     24,300        637,146
   Urban Outfitters, Inc. (b) .......................     52,600      1,331,306
                                                                    -----------
                                                                      1,968,452
                                                                    -----------
APPAREL, ACCESSORIES & LUXURY GOODS--6.6%
   Carter's, Inc. (b) ...............................     25,000      1,471,250
   Polo Ralph Lauren Corp. ..........................     29,400      1,650,516
                                                                    -----------
                                                                      3,121,766
                                                                    -----------
APPLICATION SOFTWARE--1.5%
   Autodesk, Inc. ...................................     16,900        725,855
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.3%
   T. Rowe Price Group, Inc. ........................     21,800      1,570,254
                                                                    -----------
BIOTECHNOLOGY--3.5%
   Protein Design Labs, Inc. (b) ....................     58,190      1,653,760
                                                                    -----------
BROADCASTING & CABLE TV--2.6%
   XM Satellite Radio Holdings, Inc. Class A (b) ....     44,300      1,208,504
                                                                    -----------
CATALOG RETAIL--2.5%
   Coldwater Creek, Inc. (b) ........................     39,350      1,201,356
                                                                    -----------
COMMUNICATIONS EQUIPMENT--5.2%
   ADTRAN, Inc. .....................................     31,700        942,758
   Comverse Technology, Inc. (b) ....................     56,450      1,501,005
                                                                    -----------
                                                                      2,443,763
                                                                    -----------

                                                         SHARES        VALUE
                                                        --------    -----------
COMPUTER STORAGE & PERIPHERALS--1.9%
   SanDisk Corp. (b) ................................     14,000    $   879,480
                                                                    -----------
CONSUMER ELECTRONICS--1.5%
   Harman International Industries, Inc. ............      7,350        719,198
                                                                    -----------
EDUCATION SERVICES--3.2%
   Bright Horizons Family Solutions, Inc. (b) .......     40,650      1,506,083
                                                                    -----------
HEALTH CARE EQUIPMENT--9.7%
   Hologic, Inc. (b) ................................     18,300        693,936
   Intuitive Surgical, Inc. (b) .....................     18,050      2,116,723
   ResMed, Inc. (b) .................................     45,800      1,754,598
                                                                    -----------
                                                                      4,565,257
                                                                    -----------
HEALTH CARE FACILITIES--3.5%
   Sunrise Senior Living, Inc. (b) ..................     49,600      1,672,016
                                                                    -----------
HEALTH CARE SERVICES--3.1%
   Psychiatric Solutions, Inc. (b) ..................     24,700      1,450,878
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES--1.7%
   Royal Caribbean Cruises Ltd. .....................     17,250        777,285
                                                                    -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--3.8%
   Robert Half International, Inc. ..................     46,650      1,767,568
                                                                    -----------
INTERNET SOFTWARE & SERVICES--4.7%
   Openwave Systems, Inc. (b) .......................     73,950      1,291,906
   Websense, Inc. (b) ...............................     14,000        918,960
                                                                    -----------
                                                                      2,210,866
                                                                    -----------
IT CONSULTING & OTHER SERVICES--1.0%
   SRA International, Inc. Class A (b) ..............     15,400        470,316
                                                                    -----------

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

                                                       SHARES        VALUE
                                                      --------    -----------
LEISURE FACILITIES--3.5%
   Life Time Fitness, Inc. (b) ...................      43,200    $ 1,645,488
                                                                  -----------
MANAGED HEALTH CARE--2.3%
   WellCare Health Plans, Inc. (b) ...............      26,900      1,098,865
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--5.3%
   Denbury Resources, Inc. (b) ...................      30,200        687,956
   Range Resources Corp. .........................      69,450      1,829,313
                                                                  -----------
                                                                    2,517,269
                                                                  -----------
RESTAURANTS--2.6%
   Panera Bread Co. Class A (b) ..................      18,550      1,218,364
                                                                  -----------
SYSTEMS SOFTWARE--4.6%
   MICROS Systems, Inc. (b) ......................      11,700        565,344
   Red Hat, Inc. (b) .............................      59,400      1,618,056
                                                                  -----------
                                                                    2,183,400
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--2.9%
   Fastenal Co. ..................................      35,450      1,389,285
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--6.9%
   Nextel Partners, Inc. Class A (b) .............      56,150      1,568,831
   NII Holdings, Inc. (b) ........................      38,700      1,690,416
                                                                  -----------
                                                                    3,259,247
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $40,101,051) .................                 44,898,038
                                                                  -----------
FOREIGN COMMON STOCKS(c)--3.0%
OIL & GAS DRILLING--3.0%
   Nabors Industries Ltd. (United States) (b) ....      18,700      1,416,525
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,236,005) ..................                  1,416,525
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.2%
   (Identified cost $41,337,056) .................                 46,314,563
                                                                  -----------
SHORT-TERM INVESTMENTS--3.4%
MONEY MARKET MUTUAL FUNDS--1.0%
   SSgA Money Market Fund
   (3.94% seven day effective yield) .............     478,000        478,000
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                       -------
REPURCHASE AGREEMENTS--2.4%
   State Street Bank and Trust Co.
     repurchase agreement 2% dated 12/30/05,
     due 1/3/06, repurchase price $1,137,253,
     collateralized by U.S. Treasury Bond 7.875%,
     2/15/21 market value $1,161,875 .............     $ 1,137      1,137,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,615,000) ..................                  1,615,000
                                                                  -----------
TOTAL INVESTMENTS--101.6%
   (Identified cost $42,952,056) .................                 47,929,563(a)
   Other assets and liabilities, net--(1.6)% .....                   (767,902)
                                                                  -----------
NET ASSETS--100.0% ...............................                $47,161,661
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,784,633 and gross depreciation of $818,464 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $42,963,394.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $42,952,056) ..............................   $  47,929,563
Cash ..........................................................             905
Receivables
   Fund shares sold ...........................................          18,843
   Dividends and interest .....................................          10,289
Prepaid expenses ..............................................           3,251
                                                                  -------------
      Total assets ............................................      47,962,851
                                                                  -------------

LIABILITIES
Payables
   Investment securities purchased ............................         701,531
   Fund shares repurchased ....................................          19,465
   Investment advisory fee ....................................          26,773
   Financial agent fee ........................................           5,065
   Administration fee .........................................           2,983
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          44,139
                                                                  -------------
      Total liabilities .......................................         801,190
                                                                  -------------
NET ASSETS ....................................................   $  47,161,661
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  70,640,891
   Accumulated net realized loss ..............................     (28,456,737)
   Net unrealized appreciation ................................       4,977,507
                                                                  -------------
NET ASSETS ....................................................   $  47,161,661
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       3,647,817
                                                                  =============
Net asset value and offering price per share ..................   $       12.93
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     160,028
   Interest ...................................................          44,779
                                                                  -------------
      Total investment income .................................         204,807
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         416,382
   Financial agent fee ........................................          62,750
   Administration fee .........................................          37,995
   Printing ...................................................          38,590
   Professional ...............................................          33,587
   Trustees ...................................................          11,829
   Custodian ..................................................           9,870
   Miscellaneous ..............................................          19,697
                                                                  -------------
      Total expenses ..........................................         630,700
   Less expenses reimbursed by investment advisor .............         (31,619)
   Custodian fees paid indirectly .............................            (496)
                                                                  -------------
      Net expenses ............................................         598,585
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (393,778)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       7,113,670
   Net change in unrealized appreciation (depreciation) on
   investments ................................................      (4,941,763)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       2,171,907
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................   $   1,778,129
                                                                  =============

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED     YEAR ENDED
                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                          2005           2004
                                                                                      ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ...................................................   $   (393,778)  $   (309,829)
   Net realized gain (loss) .......................................................      7,113,670        832,642
   Net change in unrealized appreciation (depreciation) ...........................     (4,941,763)     3,484,493
                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................      1,778,129      4,007,306
                                                                                      ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (586,640 and 643,554 shares, respectively)* ......      7,142,404      7,120,118*
   Cost of shares repurchased (1,989,488 and 863,842 shares, respectively)* .......    (24,439,579)    (9,740,811)*
                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................    (17,297,175)    (2,620,693)
                                                                                      ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................    (15,519,046)     1,386,613

NET ASSETS
   Beginning of period ............................................................     62,680,707     61,294,094
                                                                                      ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,
      RESPECTIVELY] ...............................................................   $ 47,161,661   $ 62,680,707
                                                                                      ============   ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------
                                                               2005      2004       2003        2002       2001
                                                            --------   --------   --------   ---------   --------
Net asset value, beginning of period ....................   $  12.41   $  11.63   $   9.03   $   13.37   $  17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ......................      (0.09)     (0.06)     (0.07)      (0.07)     (0.08)
   Net realized and unrealized gain (loss) ..............       0.61       0.84       2.67       (4.27)     (4.45)
                                                            --------   --------   --------   ---------   --------
      TOTAL FROM INVESTMENT OPERATIONS ..................       0.52       0.78       2.60       (4.34)     (4.53)
                                                            --------   --------   --------   ---------   --------
CHANGE IN NET ASSET VALUE ...............................       0.52       0.78       2.60       (4.34)     (4.53)
                                                            --------   --------   --------   ---------   --------
NET ASSET VALUE, END OF PERIOD ..........................   $  12.93   $  12.41   $  11.63   $    9.03   $  13.37
                                                            ========   ========   ========   =========   ========
Total return ............................................       4.18%      6.72%     28.83%     (32.50)%   (25.28)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ................   $ 47,162   $ 62,681   $ 61,294   $  48,149   $ 68,895
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...............................       1.15%      1.15%      1.15%       1.11%      1.05%
   Gross operating expenses .............................       1.21%      1.18%      1.16%       1.14%      1.10%
   Net investment income (loss) .........................      (0.76)%    (0.53)%    (0.67)%     (0.62)%    (0.52)%
Portfolio turnover ......................................        178%       175%       174%        128%       137%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

THIS COMMENTARY WAS PREPARED BY BENNETT LAWRENCE MANAGEMENT, LLC, WHICH REPLACED SENECA CAPITAL MANAGEMENT AS THE SUBADVISOR TO THE PHOENIX STRATEGIC THEME SERIES (FORMERLY PHOENIX-SENECA STRATEGIC GROWTH SERIES) EFFECTIVE AUGUST 12, 2005.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, VAN SCHREIBER & W. ALEXANDER L. ELY

Q: HOW DID THE PHOENIX STRATEGIC THEME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.18%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 1000(R) Growth Index, the series style-specific benchmark, returned 5.26%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The equity markets performed reasonably well during 2005, given the challenges that presented themselves. On the whole, equity market averages were not significantly volatile. While returns were somewhat below long-term averages, what may appear to the casual observer as a ho-hum environment, could not be further from the truth. From the onset of 2005, investors were forced to reconcile the impact of higher interest rates on corporate profits and the price of housing. In addition, energy and input costs began to trend alarmingly higher as the year progressed. Late summer storms raised significant concern over consumer spending and energy as oil prices continued to soar.

      Given all of this, it is remarkable that corporate profits for 2005, when finally tallied, will most likely come in on the high end of expectations. With an earnings move of this magnitude and little in the way of broad-based equity appreciation, as of year-end, investors were able to buy stocks at the low-end of their historical valuations.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Since we took over management of the portfolio on August 12, 2005, we have owned shares of health care companies that present two distinct opportunities. First is the spate of new products developed by the medical technology community which enable hospitals and clinics to conduct procedures that were unimaginable even five years ago. We have enjoyed strong performance from several companies in this group, including one organization that has revolutionized minimally invasive surgical procedures through the use of robotics. The second group of health care companies we own are service providers. These organizations provide mental wellness, senior living and Medicare/Medicaid health maintenance services in exchange for revenues that are recurring and defensive, which is very desirable during periods of economic uncertainty.

      In the information technology category, we have invested in companies that provide businesses with software directed toward streamlining operations and increasing productivity. The cost savings for implementing these systems is substantial and payback time more than justifies the expenditure.

      We have also been capitalizing on a new trend in the consumer hand held device market which has been brought about by the affordability of flash memory. In the near future, wireless carriers will be able to offer their customers handsets that not only carry voice but also take pictures, access the Internet, play music and receive video feeds.

      Given the changing nature of the market since we started managing the series portfolio, an early position that we took in the ground transportation business sector came under pressure as the cost of energy spiked in the wake of Hurricane Katrina. While we took measures to eliminate this exposure, our combined industrial holdings reduced our investment results. The consumer discretionary category provided a similar set of challenges as Hurricane Katrina and bad news from national retail bellwether, Wal-Mart, cast a pall over the outlook for consumer spending. We remain committed to unique retail concepts that provide consumers with a strong price/value proposition; however, this group did not make a positive contribution to our performance.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                         PHOENIX STRATEGIC THEME SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                     INCEPTION
                                                                     1/29/96 TO
                                                 1 YEAR   5 YEARS     12/31/05
-------------------------------------------------------------------------------
Strategic Theme Series                            1.18%   (7.11)%      5.95%
-------------------------------------------------------------------------------
S&P 500(R) Index                                  4.93%    0.55%       9.03%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index                      5.26%   (3.58)%      6.64%
-------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 1/29/96 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                 Strategic Theme     Russell 1000(R)     S&P 500(R)
                      Series          Growth Index         Index
                 ---------------     ---------------     ----------
 1/29/1996           $10,000             $10,000          $10,000
12/31/1996            11,033              12,150           12,144
12/31/1997            12,927              15,855           16,197
12/31/1998            18,704              21,991           20,855
12/31/1999            28,987              29,284           25,263
12/29/2000            25,665              22,717           22,942
12/31/2001            18,644              18,078           20,218
12/31/2002            12,123              13,037           15,750
12/31/2003            16,640              16,915           20,272
12/31/2004            17,544              17,981           22,473
12/31/2005            17,751              18,927           23,581

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                         PHOENIX STRATEGIC THEME SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Theme Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                 BEGINNING           ENDING        EXPENSES PAID
                               ACCOUNT VALUE     ACCOUNT VALUE        DURING
STRATEGIC THEME SERIES         JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-----------------------       --------------   -----------------   -------------
Actual                          $ 1,000.00         $ 1,071.20         $  5.77

Hypothetical (5% return
   before expenses)               1,000.00           1,019.56            5.65

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.11%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.18%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,011.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX STRATEGIC THEME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Intuitive Surgical, Inc.                                                4.5%
 2. Range Resources Corp.                                                   3.9%
 3. Robert Half International, Inc.                                         3.7%
 4. ResMed, Inc.                                                            3.7%
 5. NII Holdings, Inc.                                                      3.6%
 6. Precision Castparts Corp.                                               3.5%
 7. Sunrise Senior Living, Inc.                                             3.5%
 8. Protein Design Labs, Inc.                                               3.5%
 9. Polo Ralph Lauren Corp.                                                 3.5%
10. Life Time Fitness, Inc.                                                 3.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                    28%
Health Care                               22
Information Technology                    18
Industrials                               10
Energy                                     8
Telecommunication Services                 7
Financials                                 3
Other                                      4

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES      VALUE
                                                        -------  ------------
DOMESTIC COMMON STOCKS--94.4%

AEROSPACE & DEFENSE--3.5%
   Precision Castparts Corp. ........................    39,500  $  2,046,495
                                                                 ------------
APPAREL RETAIL--4.2%
   DSW, Inc. Class A (b) ............................    29,700       778,734
   Urban Outfitters, Inc. (b) .......................    64,400     1,629,964
                                                                 ------------
                                                                    2,408,698
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--6.6%
   Carter's, Inc. (b) ...............................    30,350     1,786,097
   Polo Ralph Lauren Corp. ..........................    35,950     2,018,233
                                                                 ------------
                                                                    3,804,330
                                                                 ------------
APPLICATION SOFTWARE--1.5%
   Autodesk, Inc. ...................................    20,750       891,213
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--3.3%
   T. Rowe Price Group, Inc. ........................    26,450     1,905,194
                                                                 ------------
BIOTECHNOLOGY--3.5%
   Protein Design Labs, Inc. (b) ....................    71,750     2,039,135
                                                                 ------------
BROADCASTING & CABLE TV--2.5%
   XM Satellite Radio Holdings, Inc. Class A (b) ....    54,200     1,478,576
                                                                 ------------
CATALOG RETAIL--2.5%
   Coldwater Creek, Inc. (b) ........................    47,450     1,448,649
                                                                 ------------
COMMUNICATIONS EQUIPMENT--5.2%
   ADTRAN, Inc. .....................................    38,700     1,150,938
   Comverse Technology, Inc. (b) ....................    69,050     1,836,039
                                                                 ------------
                                                                    2,986,977
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--1.8%
   SanDisk Corp. (b) ................................    16,850     1,058,517
                                                                 ------------

                                                         SHARES      VALUE
                                                        -------  ------------
CONSUMER ELECTRONICS--1.5%
   Harman International Industries, Inc. ............     9,000  $    880,650
                                                                 ------------
EDUCATION SERVICES--3.1%
   Bright Horizons Family Solutions, Inc. (b) .......    49,100     1,819,155
                                                                 ------------
HEALTH CARE EQUIPMENT--9.7%
   Hologic, Inc. (b) ................................    22,750       862,680
   Intuitive Surgical, Inc. (b) .....................    22,150     2,597,530
   ResMed, Inc. (b) .................................    56,000     2,145,360
                                                                 ------------
                                                                    5,605,570
                                                                 ------------
HEALTH CARE FACILITIES--3.5%
   Sunrise Senior Living, Inc. (b) ..................    60,700     2,046,197
                                                                 ------------
HEALTH CARE SERVICES--3.0%
   Psychiatric Solutions, Inc. (b) ..................    29,800     1,750,452
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.6%
   Royal Caribbean Cruises Ltd. .....................    20,950       944,007
                                                                 ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--3.7%
   Robert Half International, Inc. ..................    56,950     2,157,835
                                                                 ------------
INTERNET SOFTWARE & SERVICES--4.6%
   Openwave Systems, Inc. (b) .......................    89,900     1,570,553
   Websense, Inc. (b) ...............................    17,100     1,122,444
                                                                 ------------
                                                                    2,692,997
                                                                 ------------
IT CONSULTING & OTHER SERVICES--1.0%
   SRA International, Inc. Class A (b) ..............    18,700       571,098
                                                                 ------------
LEISURE FACILITIES--3.5%
   Life Time Fitness, Inc. (b) ......................    52,850     2,013,057
                                                                 ------------
MANAGED HEALTH CARE--2.3%
   WellCare Health Plans, Inc. (b) ..................    32,500     1,327,625
                                                                 ------------

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

                                                         SHARES      VALUE
                                                        -------  ------------
OIL & GAS EXPLORATION & PRODUCTION--5.3%
   Denbury Resources, Inc. (b) ......................    36,500  $    831,470
   Range Resources Corp. ............................    84,975     2,238,241
                                                                 ------------
                                                                    3,069,711
                                                                 ------------
RESTAURANTS--2.6%
   Panera Bread Co. Class A (b) .....................    22,700     1,490,936
                                                                 ------------
SYSTEMS SOFTWARE--4.6%
   MICROS Systems, Inc. (b) .........................    14,300       690,976
   Red Hat, Inc. (b) ................................    71,650     1,951,746
                                                                 ------------
                                                                    2,642,722
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--2.9%
   Fastenal Co. .....................................    42,700     1,673,413
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--6.9%
   Nextel Partners, Inc. Class A (b) ................    68,700     1,919,478
   NII Holdings, Inc. (b) ...........................    47,400     2,070,432
                                                                 ------------
                                                                    3,989,910
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $50,368,017) ....................              54,743,119
                                                                 ------------
FOREIGN COMMON STOCKS(c)--3.0%
OIL & GAS DRILLING--3.0%
   Nabors Industries Ltd. (United States) (b) .......    22,850     1,730,888
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,510,688) .....................               1,730,888
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.4%
   (Identified cost $51,878,705) ....................              56,474,007
                                                                 ------------
SHORT-TERM INVESTMENTS--4.3%

MONEY MARKET MUTUAL FUNDS--0.5%
   SSgA Money Market Fund
     (3.94% seven day effective yield) ..............   293,500       293,500
                                                                 ------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                       --------
REPURCHASE AGREEMENTS--3.8%
   State Street Bank and Trust Co. repurchase
     agreement 2% dated 12/30/05, due 1/3/06,
     repurchase price $2,189,486, collateralized by
     U.S. Treasury Note 3%, 2/15/08 market value
     $2,233,113 .....................................  $  2,189     2,189,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,482,500) .....................               2,482,500
                                                                 ------------
TOTAL INVESTMENTS--101.7%
   (Identified cost $54,361,205) ....................              58,956,507(a)
   Other assets and liabilities, net--(1.7)% ........                (957,554)
                                                                 ------------
NET ASSETS--100.0% ..................................            $ 57,998,953
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,625,891 and gross depreciation of $1,043,759 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $54,374,375.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                       See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $54,361,205) ..............................   $  58,956,507
Cash ..........................................................             462
Receivables
   Dividends and interest .....................................          11,892
   Fund shares sold ...........................................           7,412
Prepaid expenses ..............................................           3,960
                                                                  -------------
     Total assets .............................................      58,980,233
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         872,121
   Fund shares repurchased ....................................          20,328
   Investment advisory fee ....................................          29,190
   Financial agent fee ........................................           5,530
   Administration fee .........................................           3,655
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          49,222
                                                                  -------------
     Total liabilities ........................................         981,280
                                                                  -------------
NET ASSETS ....................................................   $  57,998,953
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 141,263,503
   Accumulated net realized loss ..............................     (87,859,852)
   Net unrealized appreciation ................................       4,595,302
                                                                  -------------
NET ASSETS ....................................................   $  57,998,953
                                                                  =============
Shares of beneficial interest outstanding, $1 par
   value, unlimited authorization .............................       5,551,951
                                                                  =============
Net asset value and offering price per share ..................   $       10.45
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     388,437
   Interest ...................................................          26,488
   Foreign taxes withheld .....................................          (4,580)
                                                                  -------------
     Total investment income ..................................         410,345
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         476,131
   Financial agent fee ........................................          68,854
   Administration fee .........................................          46,344
   Printing ...................................................          45,740
   Professional ...............................................          31,597
   Custodian ..................................................          22,712
   Trustees ...................................................          13,819
   Miscellaneous ..............................................          21,753
                                                                  -------------
     Total expenses ...........................................         726,950
   Less expenses reimbursed by investment advisor .............         (18,519)
   Custodian fees paid indirectly .............................         (10,061)
                                                                  -------------
     Net expenses .............................................         698,370
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (288,025)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       4,293,966
   Net change in unrealized appreciation
     (depreciation) on investments ............................      (4,002,277)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................         291,689
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $       3,664
                                                                  =============

                       See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                          2005            2004
                                                                                     -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...................................................  $    (288,025)  $    (168,008)
   Net realized gain (loss) .......................................................      4,293,966       8,646,572
   Net change in unrealized appreciation (depreciation) ...........................     (4,002,277)     (4,943,720)
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................          3,664       3,534,844
                                                                                     -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (141,242 and 196,387 shares, respectively)* ......      1,417,411       1,897,774*
   Cost of shares repurchased (1,953,579 and 1,890,757 shares, respectively)* .....    (19,461,529)    (18,105,065)*
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................    (18,044,118)    (16,207,291)
                                                                                     -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................    (18,040,454)    (12,672,447)
NET ASSETS
   Beginning of period ............................................................     76,039,407      88,711,854
                                                                                     -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,
      RESPECTIVELY] ...............................................................  $  57,998,953   $  76,039,407
                                                                                     =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
                                                               2005       2004       2003       2002        2001
                                                             --------   --------   --------   --------   ---------
Net asset value, beginning of period ....................    $  10.33   $   9.79   $   7.13   $  10.97   $   15.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ......................       (0.05)     (0.02)     (0.02)     (0.04)      (0.04)
   Net realized and unrealized gain (loss) ..............        0.17       0.56       2.68      (3.80)      (4.15)
                                                             --------   --------   --------   --------   ---------
     TOTAL FROM INVESTMENT OPERATIONS ...................        0.12       0.54       2.66      (3.84)      (4.19)
                                                             --------   --------   --------   --------   ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains ................          --         --         --         --       (0.36)
                                                             --------   --------   --------   --------   ---------

     TOTAL DISTRIBUTIONS ................................          --         --         --         --       (0.36)
                                                             --------   --------   --------   --------   ---------

CHANGE IN NET ASSET VALUE ...............................        0.12       0.54       2.66      (3.84)      (4.55)
                                                             --------   --------   --------   --------   ---------
NET ASSET VALUE, END OF PERIOD ..........................    $  10.45   $  10.33   $   9.79   $   7.13   $   10.97
                                                             ========   ========   ========   ========   =========
Total return ............................................        1.18%      5.44%     37.26%    (34.98)%    (27.36)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ................    $ 57,999   $ 76,039   $ 88,712   $ 71,464   $ 140,096
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...............................        1.10%      1.08%      1.05%      1.00%       0.96%
   Gross operating expenses .............................        1.15%      1.08%      1.05%      1.00%       0.96%
   Net investment income (loss) .........................       (0.45)%    (0.21)%    (0.29)%    (0.41)%     (0.30)%
Portfolio turnover ......................................         182%       171%       101%       128%        162%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ABERDEEN INTERNATIONAL SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 18.57%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the MSCI EAFE(R) Index, the series style-specific benchmark, returned 14.02%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE INTERNATIONAL MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: International equities performed well for the year ended December 31, 2005, with all major international equity markets posting significant gains. Returns in U.S. dollars, however, were less than those in local currency terms, as the U.S. dollar strengthened against most of the world's currencies during the year.

      Latin America was the single best-performing region, boosted by rising prices and demand for commodities. Asia (excluding Japan) also outperformed the MSCI EAFE index, the series' benchmark. The Japanese equity market also posted very strong returns, particularly in the second half of the year, as investors anticipated an end to the long period of deflation that has affected the country. Meanwhile, Continental European markets rose in anticipation of a pick-up in economic activity, whereas in the United Kingdom, the market underperformed the MSCI EAFE as economic growth there failed to match expectations.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Performance for the series compared very favorably against the benchmark MSCI EAFE index for the one-year period. The portfolio's overweight position in Latin America significantly contributed to its outperformance, helped by Brazilian oil giant Petrobras recording a 79% annual gain on the back of rising oil prices and strong production growth. Brazilian bank Bradesco also performed excellently for the portfolio from the time it was purchased in June 2005.

      The returns for Japan relative to the benchmark were disappointing where NTT DoCoMo underperformed due to ongoing pricing pressures and competition.
However, the large overweight position in Asia Pacific (excluding Japan) considerably helped performance, with significant positive contributions coming from Samsung Electronics in South Korea, as well as ICICI Bank, which has been benefiting from the rapidly expanding Indian economy.

      Within Europe, there were strong showings from Italian oil giant ENI, while Deutsche Postbank, Commerzbank and EON all recorded substantial gains in Germany.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
International Series                                 18.57%    4.09%      8.52%
--------------------------------------------------------------------------------
S&P 500(R) Index                                      4.93%    0.55%      9.12%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                                   14.02%    4.94%      6.18%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  International       MSCI EAFE(R)       S&P 500(R)
                     Series             Index 1           Index 2
                  -------------       ------------       ----------
12/29/1995           $10,000            $10,000           $10,000
12/31/1996            11,865             10,636            12,325
12/31/1997            13,293             10,855            16,438
12/31/1998            17,006             13,062            21,165
12/31/1999            22,021             16,628            25,637
12/29/2000            18,539             14,307            23,283
12/31/2001            14,082             11,273            20,518
12/31/2002            11,997              9,508            15,984
12/31/2003            15,820             13,232            20,573
12/31/2004            19,108             15,971            22,807
12/31/2005            22,656             18,209            23,932

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Aberdeen International Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING         ENDING        EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE       DURING
ABERDEEN INTERNATIONAL SERIES   JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-----------------------------   -------------  -----------------  -------------
Actual                           $ 1,000.00        $ 1,193.20        $ 5.90

Hypothetical (5% return
   before expenses)                1,000.00          1,019.76          5.45

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.07%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 18.57%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,185.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. China Mobile Ltd.                                                       3.6%
 2. Samsung Electronics Co. Ltd. Pfd.                                       3.3%
 3. Petroleo Brasileiro S.A. ADR                                            3.2%
 4. Canon, Inc.                                                             3.2%
 5. Deutsche Postbank AG                                                    3.2%
 6. Oversea-Chinese Banking Corp. Ltd.                                      3.1%
 7. Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR               3.0%
 8. Mitsubishi UFJ Financial Group, Inc.                                    3.0%
 9. Zurich Financial Services AG Registered Shares                          3.0%
10. Centrica plc                                                            2.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                     25%
United Kingdom                            15
Germany                                   10
Hong Kong                                  6
Brazil                                     5
France                                     5
Switzerland                                5
Other                                     29

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
FOREIGN COMMON STOCKS(c)--95.7%

BELGIUM--1.7%
   Belgacom SA (Integrated Telecommunication
      Services) ....................................      99,800  $ 3,255,113
                                                                  -----------
BRAZIL--5.4%
   Banco Bradesco S.A. Sponsored ADR (Diversified
      Banks) .......................................     140,000    4,081,000
   Petroleo Brasileiro S.A. ADR
      (Integrated Oil & Gas) .......................      96,000    6,179,520
                                                                  -----------
                                                                   10,260,520
                                                                  -----------
FRANCE--4.7%
   PSA Peugeot Citroen SA (Automobile
      Manufacturers) ...............................      57,000    3,286,372
   Total SA (Integrated Oil & Gas) .................      11,100    2,788,568
   Valeo SA (Auto Parts & Equipment) ...............      76,100    2,829,864
                                                                  -----------
                                                                    8,904,804
                                                                  -----------
GERMANY--10.1%
   Commerzbank AG (Diversified Banks) ..............     146,000    4,497,520
   Deutsche Post AG (Air Freight & Logistics) ......     146,800    3,559,335
   Deutsche Postbank AG (Diversified Banks) ........     104,000    6,033,125
   E.ON AG (Electric Utilities) ....................      50,000    5,177,170
                                                                  -----------
                                                                   19,267,150
                                                                  -----------
HONG KONG--6.3%
   China Mobile Ltd. (Wireless Telecommunication
      Services) ....................................   1,447,500    6,851,386
   Swire Pacific Ltd. Class B
      (Multi-Sector Holdings) ......................   2,982,500    5,192,877
                                                                  -----------
                                                                   12,044,263
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
INDIA--2.3%
   ICICI Bank Ltd. Sponsored ADR
      (Diversified Banks) ..........................     151,500 $  4,363,200
                                                                  -----------
ITALY--3.5%
   ENI S.p.A. (Integrated Oil & Gas) ...............     105,500    2,926,427
   Snam Rete Gas S.p.A. (Oil & Gas Storage &
      Transportation) ..............................     893,000    3,671,188
                                                                  -----------
                                                                    6,597,615
                                                                  -----------
JAPAN--25.3%
   Bank of Kyoto Ltd. (Regional Banks) .............     325,000    3,926,951
   Canon, Inc. (Electronic Equipment
      Manufacturers) ...............................     105,000    6,143,215
   Daito Trust Construction Co. Ltd.
      (Homebuilding) ...............................      88,000    4,551,660
   Kyocera Corp. (Electronic Equipment
      Manufacturers) ...............................      25,500    1,859,499
   Mitsubishi UFJ Financial Group, Inc.
      (Diversified Banks) ..........................         423    5,737,940
   NTT DoCoMo, Inc. (Wireless Telecommunication
      Services) ....................................       2,140    3,266,206
   ORIX Corp. (Consumer Finance) ...................      15,000    3,822,021
   Seino Holdings Co. Ltd. (Trucking) ..............     395,000    4,303,854
   Seven and I Holdings Co. Ltd. (Food Retail)(b) .. 122,400 5,241,192 Takeda Pharmaceutical Co. Ltd.
      (Pharmaceuticals) ............................      96,000    5,193,369
   Toyota Motor Corp. (Automobile Manufacturers) ...      81,000    4,203,332
                                                                  -----------
                                                                   48,249,239
                                                                  -----------
MALAYSIA--0.8%
   Public Bank Berhad (Regional Banks) .............     920,000    1,557,878
                                                                  -----------
MEXICO--2.8%
   Grupo Aeroportuario del Sureste S.A. de C.V. ADR
      (Airport Services) ...........................     163,000    5,271,420
                                                                  -----------

                       See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
NETHERLANDS--2.2%
   ING Groep N.V. (Other Diversified Financial
      Services) ....................................     119,000  $ 4,127,884
                                                                  -----------

PORTUGAL--2.0%
   Portugal Telecom SGPS S.A.
      (Integrated Telecommunication Services) ......     378,500    3,831,289
                                                                  -----------

SINGAPORE--3.1%
   Oversea-Chinese Banking Corp. Ltd. (Diversified
      Banks) .......................................   1,463,400    5,897,080
                                                                  -----------

SPAIN--1.4%
   Altadis SA (Tobacco) ............................      59,300    2,690,253
                                                                  -----------

SWEDEN--2.0%
   Nordea Bank AB (Regional Banks) .................     366,000    3,800,743
                                                                  -----------

SWITZERLAND--4.6%
   Nestle S.A. Registered Shares (Packaged Foods &
      Meats) .......................................      10,500    3,140,291
   Zurich Financial Services AG Registered Shares
      (Multi-line Insurance) (b) ...................      26,600    5,667,973
                                                                  -----------
                                                                    8,808,264
                                                                  -----------

TAIWAN--3.0%
   Taiwan Semiconductor Manufacturing Co. Ltd.
      Sponsored ADR (Semiconductors) ...............     584,000    5,787,440
                                                                  -----------

UNITED KINGDOM--14.5%
   AstraZeneca plc (Pharmaceuticals) ...............      70,000    3,407,085
   British American Tobacco plc (Tobacco) ..........     129,600    2,898,680
   Centrica plc (Gas Utilities) ....................   1,276,000    5,592,640
   Morrison (WM.) Supermarkets (Food Retail) .......   1,559,000    5,190,140
   Resolution plc (Multi-line Insurance) ...........     360,000    4,013,558
   Scottish Power plc (Electric Utilities) .........     284,000    2,655,644
   Weir Group plc (The) (Industrial Machinery) .....     598,000    3,894,207
                                                                  -----------
                                                                   27,651,954
                                                                  -----------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $142,026,362) ..................              182,366,109
                                                                  -----------

FOREIGN PREFERRED STOCKS(c)--3.3%

SOUTH KOREA--3.3%
   Samsung Electronics Co. Ltd. Pfd.
      (Semiconductors) .............................      13,000    6,314,479
                                                                  -----------

TOTAL FOREIGN PREFERRED STOCKS
   (Identified cost $2,265,753) ....................                6,314,479
                                                                  -----------

TOTAL LONG TERM INVESTMENTS--99.0%
   (Identified cost $144,292,115) ..................              188,680,588
                                                                  -----------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
SHORT-TERM INVESTMENTS--0.9%

COMMERCIAL PAPER(d)--0.9%
   UBS Finance Delaware LLC 4.19%, 1/3/06 ..........    $ 1,765  $  1,764,590
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,764,590) ....................                1,764,590
                                                                 ------------

TOTAL INVESTMENTS--99.9%
   (Identified cost $146,056,705) ..................              190,445,178(a)
   Other assets and liabilities, net--0.1% .........                  188,753
                                                                 ------------
NET ASSETS--100.0% .................................             $190,633,931
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $47,228,993 and gross depreciation of $5,064,842 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $148,281,027.

(b)   Non-income producing.

(c) Foreign common stocks and foreign preferred stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Logistics ...............................................     1.9%
Airport Services ......................................................     2.8
Auto Parts & Equipment ................................................     1.5
Automobile Manufacturers ..............................................     4.0
Consumer Finance ......................................................     2.0
Diversified Banks .....................................................    16.2
Electric Utilities ....................................................     4.1
Electronic Equipment Manufacturers ....................................     4.2
Food Retail ...........................................................     5.5
Gas Utilities .........................................................     3.0
Homebuilding ..........................................................     2.4
Industrial Machinery ..................................................     2.1
Integrated Oil & Gas ..................................................     6.3
Integrated Telecommunication Services .................................     3.8
Multi-Sector Holdings .................................................     2.7
Multi-line Insurance ..................................................     5.1
Oil & Gas Storage & Transportation ....................................     1.9
Other Diversified Financial Services ..................................     2.2
Packaged Foods & Meats ................................................     1.7
Pharmaceuticals .......................................................     4.6
Regional Banks ........................................................     4.9
Semiconductors ........................................................     6.4
Tobacco ...............................................................     3.0
Trucking ..............................................................     2.3
Wireless Telecommunication Services ...................................     5.4
                                                                          -----
                                                                          100.0%
                                                                          =====

                       See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $146,056,705) ..  $ 190,445,178
Foreign currency at value (Identified cost $223) ...............            232
Cash ...........................................................          3,671
Receivables
   Dividends ...................................................        245,384
   Fund shares sold ............................................        128,649
   Tax reclaims ................................................         96,907
Prepaid expenses ...............................................         10,665
                                                                  -------------
      Total assets .............................................    190,930,686
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased .....................................         86,134
   Investment advisory fee .....................................        119,873
   Professional fee ............................................         27,935
   Printing fee ................................................         20,970
   Administration fee ..........................................         11,668
   Financial agent fee .........................................         11,480
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         17,461
                                                                  -------------
      Total liabilities ........................................        296,755
                                                                  -------------
NET ASSETS .....................................................  $ 190,633,931
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............  $ 183,653,445
   Distributions in excess of net investment income ............     (1,128,647)
   Accumulated net realized loss ...............................    (36,274,057)
   Net unrealized appreciation .................................     44,383,190
                                                                  -------------
NET ASSETS .....................................................  $ 190,633,931
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................     13,343,143
                                                                  =============
Net asset value and offering price per share ...................  $       14.29
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ...................................................  $   8,780,056
   Interest ....................................................         90,512
   Foreign taxes withheld ......................................       (565,694)
                                                                  -------------
      Total investment income ..................................      8,304,874
                                                                  -------------
EXPENSES
   Investment advisory fee .....................................      1,348,255
   Financial agent fee .........................................        131,694
   Administration fee ..........................................        131,230
   Custodian ...................................................         89,427
   Printing ....................................................         81,207
   Professional ................................................         46,226
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         58,346
                                                                  -------------
      Total expenses ...........................................      1,898,214
   Less custodian fees paid indirectly .........................            (30)
                                                                  -------------
      Net expenses .............................................      1,898,184
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ...................................      6,406,690
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................     22,546,842
   Net realized gain (loss) on foreign currency transactions ...       (119,171)
   Net change in unrealized appreciation (depreciation) on
      investments ..............................................      1,963,537
   Net change in unrealized appreciation (depreciation) on
      foreign currency translation .............................        (14,948)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS .................................     24,376,260
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................  $  30,782,950
                                                                  =============

                        See Notes to Financial Statements

                          PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31,          DECEMBER 31,
                                                                                           2005                   2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss) ...................................................  $       6,406,690    $       3,227,368
   Net realized gain (loss) .......................................................         22,427,671           11,999,990
   Net change in unrealized appreciation (depreciation) ...........................          1,948,589           16,097,585
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................         30,782,950           31,324,943
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................         (7,455,788)          (4,308,090)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................         (7,455,788)          (4,308,090)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,530,297 and 1,404,573 shares, respectively)* ..         19,783,113           15,331,970*
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 1,785,746 shares, respectively) (See Note 11) ........................                 --           19,701,375
   Net asset value of shares issued from  reinvestment of distributions
      (532,869 and 366,655 shares, respectively) ..................................          7,455,788            4,308,090
   Cost of shares repurchased (3,123,578 and 2,811,396 shares,  respectively)* ....        (40,600,607)         (31,270,216)*
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................        (13,361,706)           8,071,219
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................          9,965,456           35,088,072
NET ASSETS
   Beginning of period ............................................................        180,668,475          145,580,403
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
      OF ($1,128,647) AND ($675,938), RESPECTIVELY] ...............................  $     190,633,931    $     180,668,475
                                                                                     =================    =================

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------
                                                              2005         2004         2003          2002           2001
                                                           ---------    ---------    ---------     ----------     ---------
Net asset value, beginning of period ...................   $   12.54    $   10.66    $    8.24     $     9.78     $   13.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........................        0.46(1)      0.23         0.18           0.12          0.06
   Net realized and unrealized gain (loss) ... ... .....        1.86         1.96         2.41          (1.56)        (3.23)
                                                           ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS .................        2.32         2.19         2.59          (1.44)        (3.17)
                                                           ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ................       (0.57)       (0.31)       (0.17)         (0.10)           --
   Distributions from net realized gains ...............          --           --           --             --         (0.30)
                                                           ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS ..............................       (0.57)       (0.31)       (0.17)         (0.10)        (0.30)
                                                           ---------    ---------    ---------     ----------     ---------
CHANGE IN NET ASSET VALUE ..............................        1.75         1.88         2.42          (1.54)        (3.47)
                                                           ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD .........................   $   14.29    $   12.54    $   10.66     $     8.24     $    9.78
                                                           =========    =========    =========     ==========     =========
Total return ...........................................       18.57%       20.78%       31.86%        (14.81)%      (24.04)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...............   $ 190,634     $180,668    $ 145,580     $  113,174     $ 160,224
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ..................................        1.06%        1.05%        1.07%          1.05%         1.02%
   Net investment income (loss) ........................        3.56%        2.12%        1.99%          1.18%         0.72%
Portfolio turnover .....................................          44%          48%          39%            34%           74%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-AIM GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 8.85%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 1000(R) Growth Index, the series style-specific benchmark, returned 5.26%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equity markets posted modest returns during 2005. For the year, the S&P 500(R) posted a 4.93% return, the NASDAQ(R) was up 1.37% and the Dow Jones Industrial Average(SM) increased 1.72%. From a style perspective, value stocks continued to outperform growth stocks, and large-cap stocks outperformed small caps, ending six years of outperformance by small caps.

      While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern in 2005 was the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Federal Reserve raising interest rates, there is concern that consumers would be tapped out. But the job market has held steady with the unemployment rate near four-year lows at 5%. Business capital expenditures will be another key driver to continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and had the Fed aggressively trying to keep prices down by raising rates 2% during the year. By the end of 2005, the federal funds rate was at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series outperformed the broad market and its benchmark during the year. The series outperformed largely because of an overweight position in the energy sector. Stock selections in health care and information technology also contributed to the series' outperformance during the year. This overweight position and strong stock selections were the result of quantitative and fundamental research.

      The only detractors from performance for the year came from holdings in consumer discretionary and telecommunication services.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                            PHOENIX-AIM GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                      INCEPTION
                                                                    12/15/99 TO
                                                1 YEAR    5 YEARS     12/31/05
--------------------------------------------------------------------------------
Growth Series                                    8.85%    (5.77)%      (5.74)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%      0.55%      (0.49)%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                     5.26%    (3.58)%      (6.34)%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                      Russell 1000(R)    S&P 500(R)
                     Growth Series     Growth Index 1     Index 2
                     -------------    ---------------    ----------
12/15/1999              $10,000           $10,000         $10,000
12/31/1999               10,600            10,415          10,400
12/29/2000                9,416             8,079           9,445
12/31/2001                7,171             6,429           8,323
12/31/2002                5,103             4,637           6,484
12/31/2003                6,166             6,016           8,345
12/31/2004                6,425             6,395           9,252
12/31/2005                6,994             6,731           9,707

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                            PHOENIX-AIM GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the AIM Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING           ENDING         EXPENSES PAID
                              ACCOUNT VALUE     ACCOUNT VALUE          DURING
    AIM GROWTH SERIES         JUNE 30, 2005   DECEMBER 31, 2005       PERIOD*
------------------------      -------------   -----------------    -------------
Actual                         $ 1,000.00        $ 1,113.70           $ 5.33

Hypothetical (5% return
   before expenses)              1,000.00          1,020.10             5.10

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 8.85%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,088.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                            PHOENIX-AIM GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Apple Computer, Inc.                                                   2.8%
 2. Amgen, Inc.                                                            2.1%
 3. Johnson & Johnson                                                      1.9%
 4. QUALCOMM, Inc.                                                         1.8%
 5. Office Depot, Inc.                                                     1.8%
 6. Microchip Technology, Inc.                                             1.8%
 7. Procter & Gamble Co. (The)                                             1.7%
 8. Yahoo!, Inc.                                                           1.7%
 9. UnitedHealth Group, Inc.                                               1.6%
10. Alcon, Inc.                                                            1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    24%
Health Care                               22
Consumer Discretionary                    12
Industrials                               12
Energy                                    10
Financials                                 9
Materials                                  7
Other                                      4

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   ---------    -------------
DOMESTIC COMMON STOCKS--84.1%

AEROSPACE & DEFENSE--1.5%
   Boeing Co. (The) ............................      10,481    $     736,185
   General Dynamics Corp. ......................       2,857          325,841
                                                                -------------
                                                                    1,062,026
                                                                -------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
   Coach, Inc. (b) .............................      10,385          346,236
                                                                -------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
   Franklin Resources, Inc. ....................       3,710          348,777
                                                                -------------
BIOTECHNOLOGY--5.4%
   Amgen, Inc. (b) .............................      18,300        1,443,138
   Genentech, Inc. (b) .........................       3,895          360,287
   Genzyme Corp. (b) ...........................       9,420          666,747
   Gilead Sciences, Inc. (b) ...................      15,600          821,027
   Protein Design Labs, Inc. (b) ...............      13,634          387,478
                                                                -------------
                                                                    3,678,677
                                                                -------------
COMMUNICATIONS EQUIPMENT--2.6%
   Cisco Systems, Inc. (b) .....................      27,024          462,651
   QUALCOMM, Inc. ..............................      29,254        1,260,262
   Redback Networks, Inc.(b) ...................       3,329           46,806
                                                                -------------
                                                                    1,769,719
                                                                -------------
COMPUTER & ELECTRONICS RETAIL--0.5%
   Best Buy Co., Inc. ..........................       8,000          347,840
                                                                -------------
COMPUTER HARDWARE--3.5%
   Apple Computer, Inc. (b) ....................      26,429        1,899,981
   Dell, Inc. (b) ..............................      17,465          523,775
                                                                -------------
                                                                    2,423,756
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
COMPUTER STORAGE & PERIPHERALS--1.2%
   EMC Corp. (b) ...............................      62,689    $     853,824
                                                                -------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.0%
   Caterpillar, Inc. ...........................      11,859          685,094
                                                                -------------
CONSUMER ELECTRONICS--1.0%
   Harman International Industries, Inc. .......       7,351          719,295
                                                                -------------
CONSUMER FINANCE--1.5%
   American Express Co. ........................       6,690          344,267
   SLM Corp. ...................................      12,651          696,944
                                                                -------------
                                                                    1,041,211
                                                                -------------
DATA PROCESSING & OUTSOURCED SERVICES--1.3%
   Iron Mountain, Inc. (b) .....................       9,668          408,183
   Paychex, Inc. ...............................      12,521          477,300
                                                                -------------
                                                                      885,483
                                                                -------------
DEPARTMENT STORES--1.4%
   Federated Department Stores, Inc. ...........       8,348          553,723
   Penney (J.C.) Co., Inc. .....................       7,330          407,548
                                                                -------------
                                                                      961,271
                                                                -------------
DIVERSIFIED BANKS--1.0%
   Bank of America Corp. .......................      15,250          703,788
                                                                -------------
DIVERSIFIED CHEMICALS--0.8%
   Dow Chemical Co. (The) ......................      12,985          569,003
                                                                -------------
DIVERSIFIED METALS & MINING--1.1%
   Phelps Dodge Corp. ..........................       5,102          734,025
                                                                -------------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

                                                     SHARES        VALUE
                                                   ---------    ------------
DRUG RETAIL--0.1%
   CVS Corp. ...................................       1,664    $     43,963
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.3%
   Emerson Electric Co. ........................       6,408         478,678
   Rockwell Automation, Inc. ...................       6,662         394,124
                                                                ------------
                                                                     872,802
                                                                ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
   Agilent Technologies, Inc. (b) ..............      12,490         415,792
   Symbol Technologies, Inc. ...................       1,983          25,422
                                                                ------------
                                                                     441,214
                                                                ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.8%
   Monsanto Co. ................................       7,000         542,710
                                                                ------------
FOOTWEAR--0.6%
   NIKE, Inc. Class B ..........................       4,356         378,057
                                                                ------------
GENERAL MERCHANDISE STORES--1.0%
   Target Corp. ................................      12,414         682,398
                                                                ------------
HEALTH CARE EQUIPMENT--3.3%
   Medtronic, Inc. .............................      15,304         881,051
   St. Jude Medical, Inc. (b) ..................      14,655         735,681
   Varian Medical Systems, Inc. (b) ............      13,171         663,028
                                                                ------------
                                                                   2,279,760
                                                                ------------
HEALTH CARE SERVICES--1.5%
   Caremark Rx, Inc. (b) .......................      19,623       1,016,275
                                                                ------------
HOME ENTERTAINMENT SOFTWARE--0.9%
   Electronic Arts, Inc. (b) ...................      11,374         594,974
                                                                ------------
HOME IMPROVEMENT RETAIL--1.0%
   Home Depot, Inc. (The) ......................      17,090         691,803
                                                                ------------
HOUSEHOLD PRODUCTS--1.7%
   Procter & Gamble Co. (The) ..................      20,443       1,183,241
                                                                ------------
HOUSEWARES & SPECIALTIES--0.4%
   Jarden Corp. (b) ............................       9,008         271,591
                                                                ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--1.0%
   Robert Half International, Inc. .............      18,562         703,314
                                                                ------------
INDUSTRIAL CONGLOMERATES--0.8%
   Textron, Inc. ...............................       6,956         535,473
                                                                ------------
INDUSTRIAL GASES--0.5%
   Air Products and Chemicals, Inc. ............       5,800         343,302
                                                                ------------
INDUSTRIAL MACHINERY--1.9%
   Eaton Corp. .................................       6,325         424,344
   Illinois Tool Works, Inc. ...................       4,494         395,427
   Parker-Hannifin Corp. .......................       7,522         496,151
                                                                ------------
                                                                   1,315,922
                                                                ------------
INTEGRATED OIL & GAS--2.0%
   ConocoPhillips ..............................      13,710         797,648
   Occidental Petroleum Corp. ..................       6,956         555,645
                                                                ------------
                                                                   1,353,293
                                                                ------------
INTERNET RETAIL--1.5%
   eBay, Inc. (b) ..............................      23,878       1,032,724
                                                                ------------
INTERNET SOFTWARE & SERVICES--3.2%
   Google, Inc. Class A (b) ....................       2,504       1,038,809
   Yahoo!, Inc. (b) ............................      28,966       1,134,888
                                                                ------------
                                                                   2,173,697
                                                                ------------

                                                     SHARES         VALUE
                                                   ---------    ------------
INVESTMENT BANKING & BROKERAGE--3.1%
   Charles Schwab Corp. (The) ..................      35,244    $    517,029
   Goldman Sachs Group, Inc. (The) .............       7,025         897,163
   Merrill Lynch & Co., Inc. ...................      10,109         684,683
                                                                ------------
                                                                   2,098,875
                                                                ------------
MANAGED HEALTH CARE--5.1%
   Aetna, Inc. .................................      10,481         988,463
   CIGNA Corp. .................................       4,637         517,953
   UnitedHealth Group, Inc. ....................      18,124       1,126,201
   WellPoint, Inc. (b) .........................      11,190         892,850
                                                                ------------
                                                                   3,525,467
                                                                ------------
MOVIES & ENTERTAINMENT--0.4%
   Pixar, Inc. (b) .............................       4,916         259,172
                                                                ------------
OIL & GAS DRILLING--1.5%
   ENSCO International, Inc. ...................      13,263         588,214
   GlobalSantaFe Corp. .........................       9,483         456,606
                                                                ------------
                                                                   1,044,820
                                                                ------------
OIL & GAS EQUIPMENT & SERVICES--1.7%
   Baker Hughes, Inc. ..........................       9,274         563,674
   National-Oilwell Varco, Inc. (b) ............       9,367         587,311
                                                                ------------
                                                                   1,150,985
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--2.9%
   Apache Corp. ................................       7,482         512,667
   Devon Energy Corp. ..........................      10,202         638,033
   Newfield Exploration Co. (b) ................       7,512         376,126
   XTO Energy, Inc. ............................      11,130         489,052
                                                                ------------
                                                                   2,015,878
                                                                ------------
OIL & GAS REFINING, MARKETING &
   TRANSPORTATION--1.8%
   Sunoco, Inc. ................................       3,694         289,536
   Valero Energy Corp. .........................      17,806         918,789
                                                                ------------
                                                                   1,208,325
                                                                ------------
PACKAGED FOODS & MEATS--0.5%
   Kellogg Co. .................................       7,354         317,840
                                                                ------------
PHARMACEUTICALS--2.9%
   Johnson & Johnson ...........................      21,578       1,296,838
   Medicis Pharmaceutical Corp. Class A ........      10,830         347,102
   Wyeth .......................................       8,162         376,023
                                                                ------------
                                                                   2,019,963
                                                                ------------
PROPERTY & CASUALTY INSURANCE--1.0%
   Allstate Corp. (The) ........................      12,673         685,229
                                                                ------------
RAILROADS--1.2%
   Burlington Northern Santa Fe Corp. ..........      11,269         798,071
                                                                ------------
RESTAURANTS--0.5%
   Brinker International, Inc. .................       9,109         352,154
                                                                ------------
SEMICONDUCTOR EQUIPMENT--0.6%
   KLA-Tencor Corp. ............................       8,069         398,044
                                                                ------------
SEMICONDUCTORS--4.4%
   Analog Devices, Inc. ........................      27,997       1,004,253
   Freescale Semiconductor, Inc. Class B (b) ...      20,900         526,053
   Microchip Technology, Inc. ..................      38,119       1,225,526
   NVIDIA Corp. (b) ............................       6,856         250,655
                                                                ------------
                                                                   3,006,487
                                                                ------------
SOFT DRINKS--0.6%
   PepsiCo, Inc. ...............................       7,512         443,809
                                                                ------------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

                                                     SHARES         VALUE
                                                   ---------    -------------
SPECIALIZED FINANCE--0.4%
   Chicago Mercantile Exchange Holdings, Inc. ..         688    $     252,833
                                                                -------------
SPECIALTY CHEMICALS--0.4%
   Rohm and Haas Co. ...........................       5,000          242,100
                                                                -------------
SPECIALTY STORES--2.8%
   Office Depot, Inc. (b) ......................      39,139        1,228,965
   Tiffany & Co. ...............................      17,250          660,502
                                                                -------------
                                                                    1,889,467
                                                                -------------
STEEL--1.5%
   Nucor Corp. .................................       5,565          371,297
   United States Steel Corp. ...................      14,376          691,054
                                                                -------------
                                                                    1,062,351
                                                                -------------
SYSTEMS SOFTWARE--1.9%
   McAfee, Inc. (b) ............................      17,436          473,039
   Microsoft Corp. .............................      31,823          832,171
                                                                -------------
                                                                    1,305,210
                                                                -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $48,297,075) ...............                   57,663,618
                                                                -------------
FOREIGN COMMON STOCKS (c)--14.7%

APPLICATION SOFTWARE--0.8%
   Amdocs Ltd. (United States) (b) .............      19,755          543,263
                                                                -------------
COMMUNICATIONS EQUIPMENT--0.8%
   Nokia Oyj Sponsored ADR (Finland) ...........      29,000          530,700
                                                                -------------
CONSTRUCTION, FARM MACHINERY & HEAVY
   TRUCKS--0.7%
   KOMATSU Ltd. (Japan) ........................      29,000          479,747
                                                                -------------
CONSUMER ELECTRONICS--0.7%
   Garmin Ltd. (United States) .................       6,214          412,299
   Matsushita Electric Industrial Co., Ltd.
      Sponsored ADR (Japan) ....................       2,100           40,698
                                                                -------------
                                                                      452,997
                                                                -------------
DIVERSIFIED BANKS--0.7%
   Kookmin Bank Sponsored ADR
     (South Korea) (b) .........................       6,307          471,196
                                                                -------------
DIVERSIFIED METALS & MINING--0.7%
   BHP Billiton Ltd. (Australia) ...............      18,000          300,205
   Rio Tinto plc (United Kingdom) ..............       4,800          219,259
                                                                -------------
                                                                      519,464
                                                                -------------
DRUG RETAIL--0.3%
   Shoppers Drug Mart Corp. (Canada) ...........       5,800          219,400
                                                                -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
   Matsushita Electric Industrial
     Co. Ltd. (Japan) ..........................      19,000          366,515
                                                                -------------
HEALTH CARE SUPPLIES--1.6%
   Alcon, Inc. (United States) .................       8,625        1,117,800
                                                                -------------
HEAVY ELECTRICAL EQUIPMENT--0.6%
   Abb Ltd (Switzerland) (b) ...................      40,000          388,113
                                                                -------------
INDUSTRIAL MACHINERY--1.0%
   Ingersoll-Rand Co. Ltd.
      Class A (United States) ..................      18,002          726,741
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
MARINE--0.9%
   Mitsui O.S.K. Lines Ltd. (Japan) ............      69,000    $     602,035
                                                                -------------
PHARMACEUTICALS--2.1%
   Roche Holding AG (Switzerland) ..............       5,700          855,835
   Teva Pharmaceutical Industries Ltd.
      Sponsored ADR (United States) ............      13,339          573,710
                                                                -------------
                                                                    1,429,545
                                                                -------------

PROPERTY & CASUALTY INSURANCE--1.0%
   Millea Holdings, Inc. (Japan) ...............          25          430,322
   Mitsui Sumitomo Insurance Co. (Japan) .......      19,000          232,475
                                                                -------------
                                                                      662,797
                                                                -------------
SEMICONDUCTORS--1.2%
   Marvell Technology Group Ltd. (Japan) (b) ...      14,477          812,015
                                                                -------------
STEEL--1.1%
   Companhia Vale do Rio Doce ADR (Brazil) .....      10,202          419,710
   POSCO ADR (South Korea) .....................       6,956          344,392
                                                                -------------
                                                                      764,102
                                                                -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $8,388,567) ................                   10,086,430
                                                                -------------
TOTAL LONG TERM INVESTMENTS--98.8%
   (Identified cost $56,685,642) ...............                   67,750,048
                                                                -------------

                                                      PAR
                                                     VALUE
                                                     (000)
                                                   ----------
SHORT-TERM INVESTMENTS--0.7%

REPURCHASE AGREEMENTS--0.7%
   State Street Bank and Trust Co. repurchase
      agreement 3.90% dated 12/30/05,
      due 1/3/06 repurchase price $482,209
      collateralized by FNMA 6%, 5/15/08
      market value $492,367 ....................   $      482         482,000
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $482,000) ..................                      482,000
                                                                -------------
TOTAL INVESTMENTS--99.5%
   (Identified cost $57,167,642) ...............                   68,232,048(a)
   Other assets and liabilities, net--0.5% .....                      320,406
                                                                -------------
NET ASSETS--100.0% .............................                $  68,552,454
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,375,775 and gross depreciation of $589,550 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $57,445,823.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $57,167,642) ...............................   $  68,232,048
Foreign currency at value (Identified cost $23,393) ...........          23,393
Cash ..........................................................             195
Receivables
   Investment securities sold .................................         554,045
   Dividends and interest .....................................          37,978
   Fund shares sold ...........................................           7,760
   Tax reclaims ...............................................           2,868
Prepaid expenses ..............................................           4,629
                                                                  -------------
      Total assets ............................................      68,862,916
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         179,184
   Fund shares repurchased ....................................          36,993
   Professional fee ...........................................          29,644
   Investment advisory fee ....................................          26,545
   Financial agent fee ........................................           6,237
   Administration fee .........................................           4,337
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          26,288
                                                                  -------------
      Total liabilities .......................................         310,462
                                                                  -------------
NET ASSETS ....................................................   $  68,552,454
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 110,884,104
   Accumulated net realized loss ..............................     (53,395,548)
   Net unrealized appreciation ................................      11,063,898
                                                                  -------------
NET ASSETS ....................................................   $  68,552,454
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       9,822,454
                                                                  =============
Net asset value and offering price per share ..................   $        6.98
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     695,504
   Interest ...................................................          49,959
   Foreign taxes withheld .....................................          (7,504)
                                                                  -------------
      Total investment income .................................         737,959
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         568,060
   Financial agent fee ........................................          75,666
   Administration fee .........................................          55,291
   Printing ...................................................          47,624
   Custodian ..................................................          47,039
   Professional ...............................................          35,128
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          23,175
                                                                  -------------
      Total expenses ..........................................         863,812
   Less expenses reimbursed by investment advisor .............        (106,277)
   Custodian fees paid indirectly .............................            (122)
                                                                  -------------
      Net expenses ............................................         757,413
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................         (19,454)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      (1,343,754)
   Net realized gain (loss) on options ........................         (37,442)
   Net realized gain (loss) on foreign currency transactions ..           5,959
   Net change in unrealized appreciation (depreciation)
     on investments ...........................................       7,458,061
   Net change in unrealized appreciation (depreciation)
     on foreign currency translation ..........................            (826)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       6,081,998
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   6,062,544
                                                                  =============

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED     YEAR ENDED
                                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                                 2005           2004
                                                                                             ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ..........................................................   $    (19,454)  $     74,555
   Net realized gain (loss) ..............................................................     (1,375,237)     6,725,986
   Net change in unrealized appreciation (depreciation) ..................................      7,457,235     (3,589,137)
                                                                                             ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................      6,062,544      3,211,404
                                                                                             ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................................             --        (77,757)
                                                                                             ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................             --        (77,757)
                                                                                             ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (289,921 and 959,752 shares, respectively)* .............      1,850,034      5,895,787*
   Net asset value of shares issued from reinvestment of distributions
     (0 and 12,101 shares, respectively) .................................................             --         77,757
   Cost of shares repurchased (3,449,498 and 1,368,279 shares, respectively)* ............    (22,599,709)    (8,326,409)*
                                                                                             ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................    (20,749,675)    (2,352,865)
                                                                                             ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS .................................................    (14,687,131)       780,782
NET ASSETS

   Beginning of period ...................................................................     83,239,585     82,458,803
                                                                                             ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $0 AND ($6,781), RESPECTIVELY] ................   $ 68,552,454   $ 83,239,585
                                                                                             ============   ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                      2005             2004        2003            2002           2001
                                                   ---------         ---------   ---------      ---------      ---------
Net asset value, beginning of period ...........   $    6.41         $    6.16   $    5.10      $    7.16      $    9.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ................          --(1)(2)        0.01       (0.01)(1)      (0.01)(1)      (0.02)(1)
   Net realized and unrealized gain (loss) .....        0.57              0.25        1.07          (2.05)         (2.23)
                                                   ---------         ---------   ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS .........        0.57              0.26        1.06          (2.06)         (2.25)
                                                   ---------         ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ........          --             (0.01)         --             --             --
                                                   ---------         ---------   ---------      ---------      ---------
      TOTAL DISTRIBUTIONS ......................          --             (0.01)         --             --             --
                                                   ---------         ---------   ---------      ---------      ---------
CHANGE IN NET ASSET VALUE ......................        0.57              0.25        1.06          (2.06)         (2.25)
                                                   ---------         ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD .................   $    6.98         $    6.41   $    6.16      $    5.10      $    7.16
                                                   =========         =========   =========      =========      =========
Total return ...................................        8.85%             4.21%      20.82%        (28.84)%       (23.84)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .......   $  68,552         $  83,240   $  82,459      $  56,096      $  68,743
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ......................        1.00%             1.00%       1.01%          1.08%          1.00%
   Gross operating expenses ....................        1.14%             1.22%       1.17%          1.18%          1.19%
   Net investment income (loss) ................       (0.03)%            0.09%      (0.09)%        (0.17)%        (0.26)%
Portfolio turnover .............................          72%              178%        228%            62%            35%

(1)   Computed using average shares outstanding.

(2)   Amount is less than $0.01.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ALGER SMALL-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 15.64%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Growth Index, the series style-specific benchmark, returned 4.15%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In the fourth quarter of 2005, the U.S. economy continued to grow at an annual rate greater than 3% for the 10th straight quarter, its best performance in almost two decades.

      In December, the Federal Reserve raised interest rates, for the 13th consecutive time, to 4.25%--still historically low. The Fed also seemingly expressed that it was sustaining economic growth and containing inflation, and that an end to increases may occur after Greenspan retires in January.

      For those concerned about overvaluation of the housing market, signs were also encouraging. In the final weeks of the year, the rate of new and existing home sales fell dramatically, with new home sales experiencing their biggest drop in more than a decade. However, overall sales remain strong, and the drop-off was seen as the beginning of a cooling rather than the harbinger of the bursting of a bubble.

      U.S. consumers defied expectations, absorbing rising energy prices without substantial decreases in spending. In December, consumer confidence rose to the highest level in four months in response to lower gas prices and a strengthened job market. Holiday Internet sales jumped 24% as retailers drove aggressive campaigns and consumers embraced the convenience of online shopping.

      As for the markets in 2005, the Dow Jones Industrial Average(SM) surged in November--but just as quickly sagged at year-end. The Nasdaq(R) Composite Index rose 1.37%, while the Standard & Poor's 500(R) Index closed up 4.93%, with energy leading the gain across eight of its ten sectors. Asian markets offered hefty gains, as China continued its rise as a global consumer of raw materials and finished goods. In fact, at the end of December, China revised its GDP figures upward by as much as $300 billion, more accurately reflecting the size and scope of China's economy and its consumers.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Relative to its benchmark, the Russell 2000 Growth Index, the series benefited from solid security selection in several sectors, most notably in health care, information technology, industrials, financials, and materials. The series also benefited from an overweighting in the strong energy sector. The top contributing stocks to performance were TODCO (in the oil and gas drilling industry), aQuantive Inc. (Internet service providers), SiRF Technology Holdings Inc. (technical instruments), VeriFone Holdings Inc. (business equipment) and Intuitive Surgical Inc. (medical equipment).

      Performance was held back by disappointing returns in the consumer discretionary and telecommunication services sectors. Stocks that detracted from performance were PETCO Animal Supplies Inc. (specialty retailers), Harris Interactive Inc. (Internet software & services), Rigel Pharmaceuticals Inc. (pharmaceuticals), InPhonic Inc. (wireless telecommunication services) and Spanish Broadcasting System Inc. (broadcasting & cable tv).

      As of December 31, 2005, the Fund remained well diversified, consisting of investments in more than 100 securities across more than 35 industries. The top five industries were: health care services; health care equipment; semiconductors, semiconductor equipment; and software.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05
                                                                         FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                           1 YEAR      12/31/05
--------------------------------------------------------------------------------
Small-Cap Growth Series                                    15.64%       19.48%
--------------------------------------------------------------------------------
S&P 500(R) Index                                            4.93%       12.01%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index                                4.15%       18.65%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                Alger Small-Cap       Russell 2000(R)       S&P 500(R)
                 Growth Series         Growth Index 1        Index 2
                ---------------       ---------------       ----------
 8/12/2002          $10,000               $10,000            $10,000
12/31/2002           10,085                10,092              9,806
12/31/2003           15,468                14,990             12,622
12/31/2004           15,797                17,135             13,993
12/30/2005           18,268                17,847             14,683

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alger Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING        ENDING         EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE         DURING
ALGER SMALL-CAP GROWTH SERIES    JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  --------------  -----------------  -------------
Actual                            $ 1,000.00        $ 1,130.30         $ 5.37

Hypothetical (5% return
  before expenses)                  1,000.00          1,020.10           5.11

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 15.64%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,156.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. BE Aerospace, Inc.                                                      1.4%
 2. VeriFone Holdings, Inc.                                                 1.3%
 3. Psychiatric Solutions, Inc.                                             1.3%
 4. Hologic, Inc.                                                           1.3%
 5. SBA Communications Corp. Class A                                        1.3%
 6. Bucyrus International, Inc. Class A                                     1.3%
 7. Boston Private Financial Holdings, Inc.                                 1.3%
 8. Hyperion Solutions Corp.                                                1.2%
 9. Sierra Health Services, Inc.                                            1.2%
10. Ventana Medical Systems, Inc.                                           1.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    26%
Health Care                               22
Consumer Discretionary                    14
Industrials                               13
Financials                                11
Energy                                     7
Telecommunication Services                 3
Other                                      4

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ---------  ------------
DOMESTIC COMMON STOCKS--96.2%

AEROSPACE & DEFENSE--2.4%
  BE Aerospace, Inc. (b) ...........................     14,350  $    315,700
  Esterline Technologies Corp. (b) .................      6,650       247,313
                                                                 ------------
                                                                      563,013
                                                                 ------------
AIRLINES--1.1%
  AirTran Holdings, Inc. (b) .......................     15,850       254,076
                                                                 ------------
APPAREL RETAIL--3.2%
  AnnTaylor Stores Corp. (b) .......................      8,100       279,612
  DSW, Inc. Class A (b) ............................      9,000       235,980
  Gymboree Corp. (The) (b) .........................     10,050       235,170
                                                                 ------------
                                                                      750,762
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.7%
  Phillips-Van Heusen Corp. ........................      5,050       163,620
                                                                 ------------
APPLICATION SOFTWARE--4.3%
  Hyperion Solutions Corp. (b) .....................      8,025       287,455
  JAMDAT Mobile, Inc. (b) ..........................      8,300       220,614
  Open Solutions, Inc. (b) .........................     11,350       260,142
  Quest Software, Inc. (b) .........................     14,835       216,443
                                                                 ------------
                                                                      984,654
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
  Affiliated Managers Group, Inc. (b) ..............      3,080       247,170
                                                                 ------------
AUTO PARTS & EQUIPMENT--1.0%
  LKQ Corp. (b) ....................................      6,400       221,568
                                                                 ------------
BIOTECHNOLOGY--5.0%
  Alkermes, Inc. (b) ...............................     13,100       250,472
  Encysive Pharmaceuticals, Inc. (b) ...............     16,800       132,552

                                                        SHARES       VALUE
                                                      ---------  ------------
BIOTECHNOLOGY--CONTINUED
  Illumina, Inc. (b) ...............................     15,650  $    220,665
  Keryx Biopharmaceuticals, Inc. (b) ...............      7,000       102,480
  Theravance, Inc. (b) .............................      8,350       188,042
  Vertex Pharmaceuticals, Inc. (b) .................      9,400       260,098
                                                                 ------------
                                                                    1,154,309
                                                                 ------------
CASINOS & GAMING--0.8%
  WMS Industries, Inc. (b) .........................      6,950       174,376
                                                                 ------------
COMMODITY CHEMICALS--0.8%
  Westlake Chemical Corp. ..........................      6,800       195,908
                                                                 ------------
COMMUNICATIONS EQUIPMENT--1.9%
  F5 Networks, Inc. (b) ............................      3,750       214,462
  Powerwave Technologies, Inc. (b) .................     18,500       232,545
                                                                 ------------
                                                                      447,007
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.8%
  Mobility Electronics, Inc. (b) ...................     19,200       185,472
                                                                 ------------
CONSTRUCTION & ENGINEERING--1.2%
  URS Corp. (b) ....................................      7,250       272,673
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.3%
  Bucyrus International, Inc. Class A ..............      5,650       297,755
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--3.3%
  Gevity HR, Inc. ..................................      9,150       235,338
  VeriFone Holdings, Inc. (b) ......................     12,350       312,455
  Wright Express Corp. (b) .........................     10,300       226,600
                                                                 ------------
                                                                      774,393
                                                                 ------------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                        SHARES       VALUE
                                                      ---------  ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--3.0%
  CoStar Group, Inc. (b) ...........................      4,750  $    205,057
  FTI Consulting, Inc. (b) .........................      7,850       215,404
  Navigant Consulting, Inc. (b) ....................     12,900       283,542
                                                                 ------------
                                                                      704,003
                                                                 ------------
EDUCATION SERVICES--1.0%
  Universal Technical Institute, Inc. (b) ..........      7,650       236,691
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--1.2%
  Multi-Fineline Electronix, Inc. (b) ..............      5,600       269,752
                                                                 ------------
FOOD DISTRIBUTORS--0.0%
  Performance Food Group Co. (b) ...................        250         7,093
                                                                 ------------
HEALTH CARE EQUIPMENT--4.5%
  ArthroCare Corp. (b) .............................      5,800       244,412
  Hologic, Inc. (b) ................................      8,100       307,152
  Intuitive Surgical, Inc. (b) .....................      1,850       216,949
  Ventana Medical Systems, Inc. (b) ................      6,700       283,745
                                                                 ------------
                                                                    1,052,258
                                                                 ------------
HEALTH CARE FACILITIES--3.3%
  Sunrise Senior Living, Inc. (b) ..................      8,200       276,422
  Symbion, Inc. (b) ................................     11,550       265,650
  VCA Antech, Inc. (b) .............................      7,900       222,780
                                                                 ------------
                                                                      764,852
                                                                 ------------
HEALTH CARE SERVICES--2.3%
  Allscripts Healthcare Solutions, Inc. (b) ........     16,600       222,440
  Psychiatric Solutions, Inc. (b) ..................      5,250       308,385
                                                                 ------------
                                                                      530,825
                                                                 ------------
HEALTH CARE SUPPLIES--1.8%
  Haemonetics Corp. (b) ............................      4,150       202,769
  Sybron Dental Specialties, Inc. (b) ..............      5,600       222,936
                                                                 ------------
                                                                      425,705
                                                                 ------------
HOME ENTERTAINMENT SOFTWARE--0.7%
  Take-Two Interactive Software, Inc. (b) ..........      9,300       164,610
                                                                 ------------
INDUSTRIAL MACHINERY--2.3%
  Actuant Corp. Class A ............................      4,350       242,730
  Gardner Denver, Inc. (b) .........................      5,750       283,475
                                                                 ------------
                                                                      526,205
                                                                 ------------
INSURANCE BROKERS--1.0%
  National Financial Partners Corp. ................      4,250       223,338
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
  NeuStar, Inc. Class A (b) ........................      6,550       199,710
                                                                 ------------
INTERNET RETAIL--0.8%
  Priceline.com, Inc. (b) ..........................      8,450       188,604
                                                                 ------------
INTERNET SOFTWARE & SERVICES--4.8%
  aQuantive, Inc. (b) ..............................      6,600       166,584
  Autobytel, Inc. (b)(d) ...........................      3,757        18,560
  DealerTrack Holdings, Inc. (b) ...................      9,650       202,457
  iVillage, Inc. (b) ...............................     13,700       109,874
  Jupitermedia Corp. (b) ...........................     15,650       231,307
  Openwave Systems, Inc. (b) .......................     12,400       216,628
  WebEx Communications, Inc. (b) ...................      7,700       166,551
                                                                 ------------
                                                                    1,111,961
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.3%
  GFI Group, Inc. (b) ..............................      5,400       256,122
  Greenhill & Co., Inc. ............................      4,850       272,376
                                                                 ------------
                                                                      528,498
                                                                 ------------

                                                        SHARES       VALUE
                                                      ---------  ------------
IT CONSULTING & OTHER SERVICES--1.6%
  SI International, Inc. (b) .......................      5,950  $    181,892
  TNS, Inc. (b) ....................................      9,850       188,923
                                                                 ------------
                                                                      370,815
                                                                 ------------
LEISURE FACILITIES--1.1%
  Life Time Fitness, Inc. (b) ......................      6,400       243,776
                                                                 ------------
LIFE & HEALTH INSURANCE--0.7%
  Universal American Financial Corp. (b) ...........     11,250       169,650
                                                                 ------------
MANAGED HEALTH CARE--2.2%
  Sierra Health Services, Inc. (b) .................      3,550       283,858
  WellCare Health Plans, Inc. (b) ..................      5,550       226,717
                                                                 ------------
                                                                      510,575
                                                                 ------------
MARINE--0.9%
  Genco Shipping & Trading Ltd. ....................     11,650       203,176
                                                                 ------------
MOVIES & ENTERTAINMENT--1.0%
  World Wrestling Entertainment, Inc. ..............     16,450       241,486
                                                                 ------------
OIL & GAS DRILLING--2.8%
  Grey Wolf, Inc. (b) ..............................     28,650       221,464
  Pioneer Drilling Co. (b) .........................      9,550       171,232
  TODCO Class A ....................................      6,500       247,390
                                                                 ------------
                                                                      640,086
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--2.1%
  Hornbeck Offshore Services, Inc. (b) .............      8,650       282,855
  Lone Star Technologies, Inc. (b) .................      3,950       204,057
                                                                 ------------
                                                                      486,912
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--1.7%
  Carrizo Oil and Gas, Inc. (b) ....................      9,400       232,274
  Energy Partners Ltd. (b) .........................      7,250       157,977
                                                                 ------------
                                                                      390,251
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.9%
  Giant Industries, Inc. (b) .......................      4,100       213,036
                                                                 ------------
PACKAGED FOODS & MEATS--1.0%
  Hain Celestial Group, Inc. (The) (b) .............     11,150       235,934
                                                                 ------------
PHARMACEUTICALS--2.0%
  Adams Respiratory Therapeutics, Inc. (b) .........      5,900       239,894
  Medicine Co. (The) (b) ...........................     12,500       218,125
                                                                 ------------
                                                                      458,019
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.2%
  Ohio Casualty Corp. ..............................      9,800       277,536
                                                                 ------------
PUBLISHING & PRINTING--0.7%
  Media General, Inc. Class A ......................      3,300       167,310
                                                                 ------------
REGIONAL BANKS--2.0%
  Boston Private Financial Holdings, Inc. ..........      9,700       295,074
  Signature Bank (b) ...............................      5,900       165,613
                                                                 ------------
                                                                      460,687
                                                                 ------------
RESTAURANTS--2.6%
  Applebee's International, Inc. ...................      8,730       197,211
  McCormick & Schmick's Seafood Restaurants,
     Inc. (b) ......................................     10,400       235,144
  Red Robin Gourmet Burgers, Inc. (b) ..............      3,550       180,908
                                                                 ------------
                                                                      613,263
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--2.7%
  ATMI, Inc. (b) ...................................      8,150       227,955
  FormFactor, Inc. (b) .............................      7,450       182,004
  Tessera Technologies, Inc. (b) ...................      8,650       223,602
                                                                 ------------
                                                                      633,561
                                                                 ------------

                       See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                        SHARES       VALUE
                                                      ---------  ------------
SEMICONDUCTORS--3.7%
  Microsemi Corp. (b) ..............................      9,400  $    260,004
  Saifun Semiconductors Ltd. (b) ...................      2,700        84,969
  SiRF Technology Holdings, Inc. (b) ...............      9,300       277,140
  Trident Microsystems, Inc. (b) ...................     13,400       241,200
                                                                 ------------
                                                                      863,313
                                                                 ------------
SPECIALTY STORES--0.5%
  Guitar Center, Inc. (b) ..........................      2,330       116,523
                                                                 ------------
SYSTEMS SOFTWARE--1.1%
  Secure Computing Corp. (b) .......................     20,350       249,491
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--1.6%
  Brookline Bancorp, Inc. ..........................     14,300       202,631
  Flagstar Bancorp, Inc. ...........................     10,950       157,680
                                                                 ------------
                                                                      360,311
                                                                 ------------
TRUCKING--1.0%
  Landstar System, Inc. ............................      5,550       231,657
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
  SBA Communications Corp. Class A (b) .............     17,150       306,985
  UbiquiTel, Inc. (b) ..............................     23,250       229,942
                                                                 ------------
                                                                      536,927
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $18,533,659) ....................               22,295,156
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.6%

HEALTH CARE EQUIPMENT--0.6%
  Syneron Medical Ltd. (United States) (b) .........      4,000       127,000
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.0%
  Orient-Express Hotel Ltd. Class A (Bermuda) ......      7,500       236,400
                                                                 ------------
REINSURANCE--1.0%
  Platinum Underwriters Holdings Ltd.
    (United States) ................................      7,650       237,686
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $592,117) .......................                  601,086
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.8%
  (Identified cost $19,125,776)  ...................               22,896,242
                                                                 ------------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------  ------------
SHORT-TERM INVESTMENTS--1.3%

FEDERAL AGENCY SECURITIES(f)--1.3%
  FHLB 3.20%, 1/3/06 ...............................  $     100  $     99,982
  FHLB 3.75%, 1/4/06 ...............................        100        99,969
  FHLMC 4.04%, 1/13/06 .............................        100        99,865
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $299,816) .......................                  299,816
                                                                 ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $19,425,592) ....................               23,196,058(a)
  Other assets and liabilities, net--(0.1)% ........                  (18,220)
                                                                 ------------
NET ASSETS--100.0% .................................             $ 23,177,838
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,406,026 and gross depreciation of $673,109 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $19,463,141.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. At December 31, 2005, this security amounted to a value of $18,560 or 0.1% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(e)   Table excludes short-term investments.

(f)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $19,425,592) ...............................   $  23,196,058
Cash ..........................................................          39,018
Receivables
      Investment securities sold ..............................          61,729
      Dividends ...............................................           6,796
      Fund shares sold ........................................             495
Prepaid expenses ..............................................           1,201
                                                                  -------------
      Total assets ............................................      23,305,297
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................          48,687
   Fund shares repurchased ....................................          12,664
   Professional fee ...........................................          29,695
   Investment advisory fee ....................................          13,654
   Printing ...................................................           8,744
   Financial agent fee ........................................           3,895
   Administration fee .........................................           1,452
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................           7,434
                                                                  -------------
      Total liabilities .......................................         127,459
                                                                  -------------
NET ASSETS ....................................................   $  23,177,838
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  19,703,753
   Accumulated net realized loss ..............................        (296,381)
   Net unrealized appreciation ................................       3,770,466
                                                                  -------------
NET ASSETS ....................................................   $  23,177,838
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       1,484,409
                                                                  =============
Net asset value and offering price per share ..................   $       15.61
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $      64,928
   Interest ...................................................          31,584
                                                                  -------------
      Total investment income .................................          96,512
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         177,424
   Financial agent fee ........................................          45,652
   Administration .............................................          15,238
   Professional ...............................................          35,378
   Printing ...................................................          25,028
   Custodian ..................................................          19,312
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          14,855
                                                                  -------------
      Total expenses ..........................................         344,716
   Less expenses reimbursed by investment advisor .............        (135,432)
   Custodian fees paid indirectly .............................            (534)
                                                                  -------------
      Net expenses ............................................         208,750
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (112,238)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       2,712,881
   Net change in unrealized appreciation (depreciation) on
     investments ..............................................         618,705
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       3,331,586
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   3,219,348
                                                                  =============

                        See Notes to Financial Statements

                         PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED       YEAR ENDED
                                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                                  2005             2004
                                                                                              ------------     ------------
FROM OPERATIONS
   Net investment income (loss) ...........................................................   $   (112,238)    $   (130,412)
   Net realized gain (loss) ...............................................................      2,712,881         (919,339)
   Net change in unrealized appreciation (depreciation) ...................................        618,705        1,182,453
                                                                                              ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................      3,219,348          132,702
                                                                                              ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains ..........................................................       (904,889)        (254,571)
   Net realized long-term gains ...........................................................     (1,017,830)         (30,960)
                                                                                              ------------     ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................     (1,922,719)        (285,531)
                                                                                              ------------     ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (189,891 and 610,616 shares, respectively)* ..............      2,821,199        9,165,380*
   Net asset value of shares issued from reinvestment of distributions
     (122,568 and 19,385 shares, respectively) ............................................      1,922,719          285,531
   Cost of shares repurchased (156,954 and 191,114 shares, respectively)* .................     (2,423,568)      (2,763,203)*
                                                                                              ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................      2,320,350        6,687,708
                                                                                              ------------     ------------

   NET INCREASE (DECREASE) IN NET ASSETS ..................................................      3,616,979        6,534,879

NET ASSETS
   Beginning of period ....................................................................     19,560,859       13,025,980
                                                                                              ------------     ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $0 AND $0, RESPECTIVELY] ............................................................   $ 23,177,838     $ 19,560,859
                                                                                              ============     ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                            FROM INCEPTION
                                                                          YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                                                   -------------------------------------   TO DECEMBER 31,
                                                                      2005         2004          2003            2002
                                                                   ----------   ----------   -----------   ----------------
Net asset value, beginning of period ...........................   $  14.72     $  14.64     $   10.08     $          10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) .............................      (0.08)       (0.11)        (0.10)               (0.02)
   Net realized and unrealized gain (loss) .....................       2.38         0.42          5.49                 0.10
                                                                   --------     --------     ---------     ----------------
      TOTAL FROM INVESTMENT OPERATIONS .........................       2.30         0.31          5.39                 0.08
                                                                   --------     --------     ---------     ----------------
LESS DISTRIBUTIONS
   Distributions from net realized gains .......................      (1.41)       (0.23)        (0.83)                  --
                                                                   --------     --------     ---------     ----------------
      TOTAL DISTRIBUTIONS ......................................      (1.41)       (0.23)        (0.83)                  --
                                                                   --------     --------     ---------     ----------------
CHANGE IN NET ASSET VALUE ......................................       0.89         0.08          4.56                 0.08
                                                                   --------     --------     ---------     ----------------
NET ASSET VALUE, END OF PERIOD .................................   $  15.61     $  14.72     $   14.64     $          10.08
                                                                   ========     ========     =========     ================
Total return ...................................................      15.64%        2.12%        53.38%                0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .......................   $ 23,178     $ 19,561     $  13,026     $          1,972
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ......................................       1.00%        1.00%         1.00%                1.00%(2)
   Gross operating expenses ....................................       1.65%        1.74%         3.49%                9.33%(2)
   Net investment income (loss) ................................      (0.54)%      (0.75)%       (0.75)%              (0.62)%(2)
Portfolio turnover .............................................        182%         200%          180%                  62%(3)

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DREW DEMAKIS, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER -- STRUCTURED EQUITIES

Q: HOW DID THE PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 3.69%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: For 2005, the U.S. equity markets were up across the board. The S&P 500(R) Index gained 4.93%, the NASDAQ(R) was up 1.4% and the Russell 2000(R) Index posted a 4.6% return. Although growth stocks outperformed value stocks in each of the last three quarters, value outperformed growth for the full year due to its vast outperformance in the first quarter. The Russell 1000(R) Value Index gained 7.1% for the year while the Russell 1000(R) Growth Index was up 5.3%.

      Among the sectors of the S&P 500, energy (+31.3%) was the best performer by a considerable margin while consumer discretionary (-6.3%) was the worst. In fact, the difference in the energy weighting (about 14% in the Russell 1000
Value Index versus about 3% in the Russell 1000 Growth Index) more than accounted for the outperformance of value over growth.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series underperformed the benchmark for the fiscal year ending December 31, 2005 due mainly to stock selection in the capital equipment, technology and energy sectors.

      Energy, the clear market leader for the year as a whole, was the laggard in the fourth quarter as the speculative frenzy about oil prices cooled in response to ambiguous evidence that high gasoline prices were depressing demand. By year end, the price of crude oil futures was down 25% from its peak in September. Although our energy holdings were up 27% for the year, we did not keep pace with the benchmark which returned 31%.

      Within the technology sector, our holdings in Marvell Technology, Broadcom and Hewlett Packard, as well as our underweight position in poor-performing Symantec contributed to our relative performance. Unfortunately, our underweight position in strong-performing Apple negated most of the gains. In the capital equipment sector, our overweight positions in General Motors and Dana worked against us.

      On a positive note, in the financials sector, strong performers United Health Group and Legg Mason were two of the top five overall contributors to performance for the year. In the consumer staples sector, our overweight position in Reynolds American and underweight position in Anheuser-Busch contributed, as well.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      7/15/97 TO
                                                1 YEAR     5 YEARS     12/31/05
--------------------------------------------------------------------------------
Enhanced Index Series                            3.69%     (0.68)%       4.20%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%      0.55%        5.22%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 7/15/97 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   Enhanced Index Series                S&P 500(R) Index
                   ---------------------                ----------------
 7/14/1997               $10,000                             $10,000
12/31/1997                10,583                              10,567
12/31/1998                13,935                              13,605
12/31/1999                16,563                              16,481
12/29/2000                14,663                              14,966
12/31/2001                12,918                              13,189
12/31/2002                 9,859                              10,274
12/31/2003                12,445                              13,224
12/31/2004                13,669                              14,661
12/30/2005                14,173                              15,383

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alliance/Bernstein Enhanced Index Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING           ENDING        EXPENSES PAID
ALLIANCE/BERNSTEIN ENHANCED   ACCOUNT VALUE     ACCOUNT VALUE         DURING
       INDEX SERIES           JUNE 30, 2005   DECEMBER 31, 2005       PERIOD*
---------------------------   -------------   -----------------   --------------
Actual                         $  1,000.00        $  1,055.00          $  3.37

Hypothetical (5% return
  before expenses)                1,000.00           1,021.89             3.32

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.69%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,036.90.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.7%
 2. Exxon Mobil Corp.                                                       3.6%
 3. Citigroup, Inc.                                                         2.6%
 4. Microsoft Corp.                                                         2.6%
 5. Procter & Gamble Co. (The)                                              2.2%
 6. American International Group, Inc.                                      2.1%
 7. Bank of America Corp.                                                   2.0%
 8. Altria Group, Inc.                                                      1.7%
 9. JPMorgan Chase & Co.                                                    1.7%
10. Intel Corp.                                                             1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                22%
Information Technology                    17
Health Care                               13
Industrials                               12
Consumer Discretionary                    11
Consumer Staples                          10
Energy                                     9
Other                                      6

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES        VALUE
                                                        --------   ------------
DOMESTIC COMMON STOCKS--96.8%

ADVERTISING--0.1%
   Interpublic Group of Cos., Inc. (The) (b) ........      8,900   $     85,885
                                                                   ------------
AEROSPACE & DEFENSE--2.2%
   Boeing Co. (The) .................................     12,200        856,928
   Goodrich Corp. ...................................      4,100        168,510
   Honeywell International, Inc. ....................      9,400        350,150
   Lockheed Martin Corp. ............................      4,500        286,335
   Northrop Grumman Corp. ...........................      8,500        510,935
   United Technologies Corp. ........................      3,100        173,321
                                                                   ------------
                                                                      2,346,179
                                                                   ------------
AGRICULTURAL PRODUCTS--0.4%
   Archer-Daniels-Midland Co. .......................      5,000        123,300
   Bunge Ltd. .......................................      4,400        249,084
                                                                   ------------
                                                                        372,384
                                                                   ------------
AIR FREIGHT & LOGISTICS--1.0%
   United Parcel Service, Inc. Class B ..............     14,400      1,082,160
                                                                   ------------
AIRLINES--0.2%
   Southwest Airlines Co. ...........................     10,500        172,515
                                                                   ------------
ALUMINUM--0.2%
   Alcoa, Inc. ......................................      7,725        228,428
                                                                   ------------
APPAREL RETAIL--0.6%
   Limited Brands, Inc. .............................     13,600        303,960
   TJX Cos., Inc. (The) .............................     14,000        325,220
                                                                   ------------
                                                                        629,180
                                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
   VF Corp. .........................................      4,000        221,360
                                                                   ------------
APPLICATION SOFTWARE--0.5%
   Autodesk, Inc. ...................................     12,400        532,580
                                                                   ------------

                                                         SHARES        VALUE
                                                        --------   ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
   Ameriprise Financial, Inc. .......................      2,540   $    104,140
   Franklin Resources, Inc. .........................      3,100        291,431
   Legg Mason, Inc. .................................      2,100        251,349
                                                                   ------------
                                                                        646,920
                                                                   ------------
AUTO PARTS & EQUIPMENT--0.4%
   BorgWarner, Inc. .................................      2,700        163,701
   Dana Corp. .......................................      8,000         57,440
   Lear Corp. .......................................      5,700        162,222
                                                                   ------------
                                                                        383,363
                                                                   ------------
AUTOMOBILE MANUFACTURERS--0.3%
   Ford Motor Co. ...................................      9,800         75,656
   General Motors Corp. .............................     14,200        275,764
                                                                   ------------
                                                                        351,420
                                                                   ------------
BIOTECHNOLOGY--2.8%
   Amgen, Inc. (b) ..................................     15,700      1,238,102
   Applera Corp. - Applied Biosystems Group .........      9,500        252,320
   Genentech, Inc. (b) ..............................      2,500        231,250
   Gilead Sciences, Inc. (b) ........................     13,300        699,979
   MedImmune, Inc. (b) ..............................     16,100        563,822
                                                                   ------------
                                                                      2,985,473
                                                                   ------------
BROADCASTING & CABLE TV--0.7%
   Comcast Corp. Class A (b) ........................     20,400        529,584
   Univision Communications, Inc. Class A (b) .......      6,200        182,218
                                                                   ------------
                                                                        711,802
                                                                   ------------
BUILDING PRODUCTS--0.5%
   American Standard Cos., Inc. .....................      7,400        295,630
   Masco Corp. ......................................      6,600        199,254
                                                                   ------------
                                                                        494,884
                                                                   ------------
COMMERCIAL PRINTING--0.2%
   Donnelley (R.R.) & Sons Co. ......................      6,100        208,681
                                                                   ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                        --------   ------------
COMMUNICATIONS EQUIPMENT--2.5%
   ADC Telecommunications, Inc. (b) .................      4,285   $     95,727
   Cisco Systems, Inc. (b) ..........................     36,675        627,876
   Corning, Inc. (b) ................................     22,800        448,248
   Motorola, Inc. ...................................     23,600        533,124
   QUALCOMM, Inc. ...................................     19,500        840,060
   Tellabs, Inc. (b) ................................     12,000        130,800
                                                                   ------------
                                                                      2,675,835
                                                                   ------------
COMPUTER HARDWARE--3.7%
   Apple Computer, Inc. (b) .........................      6,300        452,907
   Dell, Inc. (b) ...................................     32,600        977,674
   Hewlett-Packard Co. ..............................     38,500      1,102,255
   International Business Machines Corp. ............     16,200      1,331,640
                                                                   ------------
                                                                      3,864,476
                                                                   ------------
COMPUTER STORAGE & PERIPHERALS--0.4%
   EMC Corp. (b) ....................................     27,700        377,274
                                                                   ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.1%
   Caterpillar, Inc. ................................      2,600        150,202
                                                                   ------------
CONSUMER FINANCE--0.6%
   American Express Co. .............................     12,700        653,542
                                                                   ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
   Electronic Data Systems Corp. ....................     12,000        288,480
   Fiserv, Inc. (b) .................................      7,300        315,871
                                                                   ------------
                                                                        604,351
                                                                   ------------
DEPARTMENT STORES--0.1%
   Federated Department Stores, Inc. ................      2,000        132,660
                                                                   ------------
DIVERSIFIED BANKS--4.1%
   Bank of America Corp. ............................     46,346      2,138,868
   Comerica, Inc. ...................................      6,100        346,236
   U.S. Bancorp .....................................     12,200        364,658
   Wachovia Corp. ...................................     15,615        825,409
   Wells Fargo & Co. ................................     10,200        640,866
                                                                   ------------
                                                                      4,316,037
                                                                   ------------
DIVERSIFIED CHEMICALS--0.8%
   Dow Chemical Co. (The) ...........................      4,600        201,572
   Du Pont (E.I.) de Nemours & Co. ..................      8,500        361,250
   PPG Industries, Inc. .............................      5,100        295,290
                                                                   ------------
                                                                        858,112
                                                                   ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Cendant Corp. ....................................      9,500        163,875
                                                                   ------------
EDUCATION SERVICES--0.4%
   Apollo Group, Inc. Class A (b) ...................      3,700        223,702
   Strayer Education, Inc. ..........................      1,900        178,030
                                                                   ------------
                                                                        401,732
                                                                   ------------
ELECTRIC UTILITIES--1.8%
   American Electric Power Co., Inc. ................      7,400        274,466
   Entergy Corp. ....................................      5,200        356,980
   Exelon Corp. .....................................      7,000        371,980
   FirstEnergy Corp. ................................      4,200        205,758
   FPL Group, Inc. ..................................      5,400        224,424
   Pinnacle West Capital Corp. ......................      3,000        124,050
   Progress Energy, Inc. ............................      7,100        311,832
                                                                   ------------
                                                                      1,869,490
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
   Cooper Industries Ltd. Class A ...................      4,200        306,600
   Emerson Electric Co. .............................      3,500        261,450
   Hubbell, Inc. Class B ............................      3,800        171,456
                                                                   ------------
                                                                        739,506
                                                                   ------------

                                                         SHARES        VALUE
                                                        --------   ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
   Vishay Intertechnology, Inc. (b) .................      5,500   $     75,680
                                                                   ------------
ELECTRONIC MANUFACTURING SERVICES--0.2%
   Sanmina-SCI Corp. (b) ............................     20,000         85,200
   Solectron Corp. (b) ..............................     40,100        146,766
                                                                   ------------
                                                                        231,966
                                                                   ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Waste Management, Inc. ...........................      6,000        182,100
                                                                   ------------
FOOD RETAIL--0.8%
   Albertson's, Inc. ................................      7,800        166,530
   Kroger Co. (The) (b) .............................      3,100         58,528
   Safeway, Inc. ....................................     10,000        236,600
   SUPERVALU, Inc. ..................................      8,300        269,584
   Whole Foods Market, Inc. .........................      2,000        154,780
                                                                   ------------
                                                                        886,022
                                                                   ------------
FOREST PRODUCTS--0.2%
   Weyerhaeuser Co. .................................      2,900        192,386
                                                                   ------------
GENERAL MERCHANDISE STORES--0.9%
   Target Corp. .....................................     17,350        953,730
                                                                   ------------
HEALTH CARE DISTRIBUTORS--0.1%
   McKesson Corp. ...................................      1,800         92,862
                                                                   ------------
HEALTH CARE EQUIPMENT--1.3%
   Baxter International, Inc. .......................      3,900        146,835
   Dade Behring Holdings, Inc. ......................      4,580        187,276
   Guidant Corp. ....................................      1,100         71,225
   Medtronic, Inc. ..................................      6,000        345,420
   St. Jude Medical, Inc. (b) .......................     13,100        657,620
                                                                   ------------
                                                                      1,408,376
                                                                   ------------
HEALTH CARE FACILITIES--0.3%
   HCA, Inc. ........................................      6,400        323,200
                                                                   ------------
HEALTH CARE SERVICES--0.8%
   Caremark Rx, Inc. (b) ............................     12,900        668,091
   Medco Health Solutions, Inc. (b) .................      3,200        178,560
                                                                   ------------
                                                                        846,651
                                                                   ------------
HOME ENTERTAINMENT SOFTWARE--0.5%
   Electronic Arts, Inc. (b) ........................     10,000        523,100
                                                                   ------------
HOME FURNISHING RETAIL--0.2%
   Williams-Sonoma, Inc. (b) ........................      3,800        163,970
                                                                   ------------
HOME IMPROVEMENT RETAIL--2.0%
   Home Depot, Inc. (The) ...........................     29,700      1,202,256
   Lowe's Cos., Inc. ................................     13,900        926,574
                                                                   ------------
                                                                      2,128,830
                                                                   ------------
HOMEBUILDING--0.4%
   Centex Corp. .....................................      3,700        264,513
   Pulte Homes, Inc. ................................      4,200        165,312
                                                                   ------------
                                                                        429,825
                                                                   ------------
HOTELS, RESORTS & CRUISE LINES--0.4%
   Carnival Corp. ...................................      7,700        411,719
                                                                   ------------
HOUSEHOLD PRODUCTS--3.1%
   Colgate-Palmolive Co. ............................     12,200        669,170
   Kimberly-Clark Corp. .............................      3,700        220,705
   Procter & Gamble Co. (The) .......................     40,195      2,326,487
                                                                   ------------
                                                                      3,216,362
                                                                   ------------
HOUSEWARES & SPECIALTIES--0.2%
   Fortune Brands, Inc. .............................      2,800        218,456
                                                                   ------------
HYPERMARKETS & SUPER CENTERS--0.7%
   Wal-Mart Stores, Inc. ............................     16,300        762,840
                                                                   ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                        --------   ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
   Constellation Energy Group, Inc. .................      3,500   $    201,600
                                                                   ------------
INDUSTRIAL CONGLOMERATES--4.1%
   3M Co. ...........................................      2,500        193,750
   General Electric Co. .............................    110,800      3,883,540
   Textron, Inc. ....................................      2,800        215,544
                                                                   ------------
                                                                      4,292,834
                                                                   ------------
INDUSTRIAL MACHINERY--0.4%
   Eaton Corp. ......................................      5,200        348,868
   Parker-Hannifin Corp. ............................      1,800        118,728
                                                                   ------------
                                                                        467,596
                                                                   ------------
INTEGRATED OIL & GAS--6.2%
   Amerada Hess Corp. ...............................      1,600        202,912
   Chevron Corp. ....................................     14,400        817,488
   ConocoPhillips ...................................     13,300        773,794
   Exxon Mobil Corp. ................................     67,700      3,802,709
   Marathon Oil Corp. ...............................      6,300        384,111
   Occidental Petroleum Corp. .......................      7,000        559,160
                                                                   ------------
                                                                      6,540,174
                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
   AT&T, Inc. .......................................     21,900        536,331
   BellSouth Corp. ..................................     11,400        308,940
   Verizon Communications, Inc. .....................     30,300        912,636
                                                                   ------------
                                                                      1,757,907
                                                                   ------------
INTERNET RETAIL--0.8%
   eBay, Inc. (b) ...................................     18,600        804,450
                                                                   ------------
INTERNET SOFTWARE & SERVICES--1.0%
   Google, Inc. Class A (b) .........................        400        165,944
   Yahoo!, Inc. (b) .................................     23,400        916,812
                                                                   ------------
                                                                      1,082,756
                                                                   ------------
INVESTMENT BANKING & BROKERAGE--2.6%
   Goldman Sachs Group, Inc. (The) ..................      1,700        217,107
   Lehman Brothers Holdings, Inc. ...................      2,900        371,693
   Merrill Lynch & Co., Inc. ........................     15,900      1,076,907
   Morgan Stanley ...................................     15,400        873,796
   Schwab (Charles) Corp. (The) .....................     10,000        146,700
                                                                   ------------
                                                                      2,686,203
                                                                   ------------
LIFE & HEALTH INSURANCE--1.2%
   AFLAC, Inc. ......................................      7,500        348,150
   Lincoln National Corp. ...........................      7,000        371,210
   MetLife, Inc. ....................................      6,600        323,400
   UnumProvident Corp. ..............................     11,000        250,250
                                                                   ------------
                                                                      1,293,010
                                                                   ------------
MANAGED HEALTH CARE--1.3%
   UnitedHealth Group, Inc. .........................     19,600      1,217,944
   WellPoint, Inc.(b) ...............................      1,400        111,706
                                                                   ------------
                                                                      1,329,650
                                                                   ------------
MOVIES & ENTERTAINMENT--2.2%
   News Corp. Class A ...............................     19,800        307,890
   Time Warner, Inc. ................................     67,300      1,173,712
   Viacom, Inc. Class B .............................     13,200        430,320
   Walt Disney Co. (The) ............................     17,200        412,284
                                                                   ------------
                                                                      2,324,206
                                                                   ------------
MULTI-LINE INSURANCE--2.9%
   American International Group, Inc. ...............     32,200      2,197,006
   Hartford Financial Services Group, Inc. (The) ....      3,900        334,971
   Loews Corp. ......................................      5,200        493,220
                                                                   ------------
                                                                      3,025,197
                                                                   ------------

                                                         SHARES        VALUE
                                                        --------   ------------
MULTI-UTILITIES--0.8%
   Ameren Corp. .....................................      2,300   $    117,852
   DTE Energy Co. ...................................      6,000        259,140
   Sempra Energy ....................................      3,900        174,876
   Wisconsin Energy Corp. ...........................      2,800        109,368
   Xcel Energy, Inc. ................................     10,500        193,830
                                                                   ------------
                                                                        855,066
                                                                   ------------
OFFICE SERVICES & SUPPLIES--0.1%
   ACCO Brands Corp. (b) ............................        963         23,594
   Pitney Bowes, Inc. ...............................      2,600        109,850
                                                                   ------------
                                                                        133,444
                                                                   ------------
OIL & GAS DRILLING--0.5%
   Diamond Offshore Drilling, Inc. ..................      2,800        194,768
   GlobalSantaFe Corp. ..............................      3,250        156,488
   Transocean, Inc. (b) .............................      2,900        202,101
                                                                   ------------
                                                                        553,357
                                                                   ------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
   Baker Hughes, Inc. ...............................      5,200        316,056
   Halliburton Co. ..................................      3,600        223,056
   Schlumberger Ltd. ................................      4,000        388,600
                                                                   ------------
                                                                        927,712
                                                                   ------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
   Noble Energy, Inc. ...............................      4,400        177,320
                                                                   ------------
OIL & GAS STORAGE & TRANSPORTATION--0.2%
   El Paso Corp. ....................................     21,500        261,440
                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.2%
   Citigroup, Inc. ..................................     56,100      2,722,533
   JPMorgan Chase & Co. .............................     43,932      1,743,661
                                                                   ------------
                                                                      4,466,194
                                                                   ------------
PACKAGED FOODS & MEATS--0.8%
   ConAgra Foods, Inc. ..............................      5,100        103,428
   Heinz (H.J.) Co. .................................      3,000        101,160
   Sara Lee Corp. ...................................      6,200        117,180
   Wrigley (Wm.) Jr. Co. ............................      7,200        478,728
                                                                   ------------
                                                                        800,496
                                                                   ------------
PAPER PACKAGING--0.2%
   Sonoco Products Co. ..............................      6,000        176,400
                                                                   ------------
PHARMACEUTICALS--6.3%
   Abbott Laboratories ..............................     14,700        579,621
   Bristol-Myers Squibb Co. .........................     17,400        399,852
   Forest Laboratories, Inc. (b) ....................     13,100        532,908
   Johnson & Johnson ................................     21,900      1,316,190
   Lilly (Eli) & Co. ................................     17,950      1,015,790
   Merck & Co., Inc. ................................     25,700        817,517
   Pfizer, Inc. .....................................     64,640      1,507,405
   Wyeth ............................................      9,300        428,451
                                                                   ------------
                                                                      6,597,734
                                                                   ------------
PHOTOGRAPHIC PRODUCTS--0.2%
   Eastman Kodak Co. ................................     10,050        235,170
                                                                   ------------
PROPERTY & CASUALTY INSURANCE--0.9%
   Axis Capital Holdings Ltd. .......................      6,600        206,448
   Chubb Corp. (The) ................................      2,600        253,890
   St. Paul Travelers Cos., Inc. (The) ..............     10,601        473,547
                                                                   ------------
                                                                        933,885
                                                                   ------------
PUBLISHING & PRINTING--0.1%
   Gannett Co., Inc. ................................        900         54,513
                                                                   ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                       --------  ------------
RAILROADS--1.0%
   Burlington Northern Santa Fe Corp. ..............      5,600  $    396,592
   CSX Corp. .......................................      9,000       456,930
   Norfolk Southern Corp. ..........................      5,000       224,150
                                                                 ------------
                                                                    1,077,672
                                                                 ------------
REGIONAL BANKS--2.1%
   AmSouth Bancorp .................................      5,600       146,776
   BB&T Corp. ......................................      5,200       217,932
   Commerce Bancorp, Inc. ..........................      7,100       244,311
   Huntington Bancshares, Inc. .....................      6,300       149,625
   KeyCorp .........................................      8,100       266,733
   National City Corp. .............................     14,700       493,479
   North Fork Bancorporation, Inc. .................      4,900       134,064
   PNC Financial Services Group, Inc. (The) ........      3,100       191,673
   SunTrust Banks, Inc. ............................      5,500       400,180
                                                                 ------------
                                                                    2,244,773
                                                                 ------------
REITS--0.2%
   Equity Residential ..............................      5,700       222,984
                                                                 ------------
RESTAURANTS--0.6%
   McDonald's Corp. ................................     14,500       488,940
   Yum! Brands, Inc. ...............................      2,300       107,824
                                                                 ------------
                                                                      596,764
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.2%
   Applied Materials, Inc. .........................     12,000       215,280
                                                                 ------------
SEMICONDUCTORS--3.0%
   Agere Systems, Inc. (b) .........................     12,300       158,670
   Broadcom Corp. Class A (b) ......................     12,650       596,447
   Intel Corp. .....................................     61,975     1,546,896
   Texas Instruments, Inc. .........................     27,500       881,925
                                                                 ------------
                                                                    3,183,938
                                                                 ------------
SOFT DRINKS--1.7%
   Coca-Cola Co. (The) .............................     20,200       814,262
   Coca-Cola Enterprises, Inc. .....................      3,800        72,846
   PepsiCo, Inc. ...................................     16,000       945,280
                                                                 ------------
                                                                    1,832,388
                                                                 ------------
SPECIALTY CHEMICALS--0.2%
   Lubrizol Corp. (The) ............................      5,100       221,493
                                                                 ------------
SPECIALTY STORES--0.2%
   Office Depot, Inc. (b) ..........................      6,100       191,540
                                                                 ------------
STEEL--0.3%
   United States Steel Corp. .......................      6,400       307,648
                                                                 ------------
SYSTEMS SOFTWARE--3.3%
   McAfee, Inc. (b) ................................      6,200       168,206
   Microsoft Corp. .................................    103,200     2,698,680
   Oracle Corp. (b) ................................     48,100       587,301
                                                                 ------------
                                                                    3,454,187
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.1%
   Tech Data Corp. (b) .............................      2,800       111,104
                                                                 ------------

                                                        SHARES       VALUE
                                                       --------  ------------
THRIFTS & MORTGAGE FINANCE--1.4%
   Fannie Mae ......................................     12,450  $    607,684
   Freddie Mac .....................................      2,400       156,840
   Washington Mutual, Inc. .........................     17,300       752,550
                                                                 ------------
                                                                    1,517,074
                                                                 ------------
TIRES & RUBBER--0.1%
   Cooper Tire & Rubber Co. ........................      6,800       104,176
                                                                 ------------
TOBACCO--2.1%
   Altria Group, Inc. ..............................     24,400     1,823,168
   Reynolds American, Inc. .........................      3,700       352,721
                                                                 ------------
                                                                    2,175,889
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
   Crown Castle International Corp. (b) ............      6,000       161,460
   Sprint Nextel Corp. .............................     36,456       851,612
                                                                 ------------
                                                                    1,013,072
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $86,226,982) ...................              101,756,677
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.4%

ELECTRONIC MANUFACTURING SERVICES--0.1%
   Flextronics International Ltd. (Singapore) (b) ..      7,000        73,080
                                                                 ------------
HEALTH CARE SUPPLIES--0.2%
   Alcon, Inc. (United States) .....................      1,800       233,280
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.5%
   Tyco International Ltd. (United States) .........     19,700       568,542
                                                                 ------------
INDUSTRIAL MACHINERY--0.3%
   Ingersoll-Rand Co. Ltd. Class A (United States)..      7,000       282,590
                                                                 ------------
OIL & GAS DRILLING--0.4%
   Nabors Industries Ltd. (United States) (b) ......      5,450       412,837
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.7%
   ACE Ltd. (United States) ........................      7,600       406,144
   XL Capital Ltd. Class A (United States) .........      4,500       303,210
                                                                 ------------
                                                                      709,354
                                                                 ------------
SEMICONDUCTORS--0.2%
   Marvell Technology Group Ltd. (Japan) (b) .......      4,120       231,091
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,757,421) ....................                2,510,774
                                                                 ------------
RIGHTS--0.0%
COMPUTER STORAGE & PERIPHERALS--0.0%
   Seagate Technology Tax Refund Rights (b)(d) .....      7,900           948
                                                                 ------------
TOTAL RIGHTS
   (Identified cost $0) ............................                      948
                                                                 ------------
TOTAL INVESTMENTS--99.2%
   (Identified cost $87,984,403) ...................              104,268,399(a)
   Other assets and liabilities, net--0.8% .........                  790,098
                                                                 ------------
NET ASSETS--100.0% .................................             $105,058,497
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,259,467 and gross depreciation of $5,797,995 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $88,806,927.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2005, this security amounted to a value of $948 or 0% of net assets. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $87,984,403) ...............................   $ 104,268,399
Receivables
   Investment securities sold .................................       1,596,001
   Dividends and interest .....................................         136,820
   Fund shares sold ...........................................          42,540
   Tax reclaims ...............................................             709
Prepaid expenses ..............................................           6,773
                                                                  -------------
      Total assets ............................................     106,051,242
                                                                  -------------
LIABILITIES
Cash overdraft ................................................         852,503
Payables
   Fund shares repurchased ....................................          42,677
   Investment advisory fee ....................................          37,766
   Financial agent fee ........................................           7,821
   Administration fee .........................................           6,719
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          44,025
                                                                  -------------
      Total liabilities .......................................         992,745
                                                                  -------------
NET ASSETS ....................................................   $ 105,058,497
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 113,804,306
   Undistributed net investment income ........................          98,232
   Accumulated net realized loss ..............................     (25,128,037)
   Net unrealized appreciation ................................      16,283,996
                                                                  -------------
NET ASSETS ....................................................   $ 105,058,497
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       9,283,611
                                                                  =============
Net asset value and offering price per share ..................   $       11.32
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   2,071,609
   Interest ...................................................          16,978
   Foreign taxes withheld .....................................            (970)
                                                                  -------------
      Total investment income .................................       2,087,617
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         501,703
   Financial agent fee ........................................          94,971
   Administration fee .........................................          81,387
   Professional ...............................................          33,587
   Printing ...................................................          27,715
   Custodian ..................................................          26,092
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          26,853
                                                                  -------------
      Total expenses ..........................................         804,137
   Less expenses reimbursed by investment advisor .............         (79,455)
                                                                  -------------
      Net expenses ............................................         724,682
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................       1,362,935
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       2,505,644
   Net change in unrealized appreciation (depreciation)
     on investments ...........................................         (33,457)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       2,472,187
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   3,835,122
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED       YEAR ENDED
                                                                                      DECEMBER 31,     DECEMBER 31,
                                                                                         2005             2004
                                                                                     -------------    -------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $   1,362,935    $   1,651,535
   Net realized gain (loss) ......................................................       2,505,644        2,904,223
   Net change in unrealized appreciation (depreciation) ..........................         (33,457)       6,199,752
                                                                                     -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................       3,835,122       10,755,510
                                                                                     -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................      (1,364,442)      (1,678,601)
                                                                                     -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................      (1,364,442)      (1,678,601)
                                                                                     -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (270,859 and 1,183,522 shares,
      respectively)* . ...........................................................       2,947,013       12,286,387*
   Net asset value of shares issued from reinvestment of distributions
      (123,133 and 156,060 shares,respectively) ..................................       1,364,442        1,678,601
   Cost of shares repurchased (1,934,278 and 1,325,143 shares, respectively)* ....     (21,352,246)     (13,747,718)*
                                                                                     -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................     (17,040,791)         217,270
                                                                                     -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................     (14,570,111)       9,294,179
NET ASSETS
   Beginning of period ...........................................................     119,628,608      110,334,429
                                                                                     -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET
      INVESTMENT INCOME OF $98,232 AND $99,739, RESPECTIVELY] ....................   $ 105,058,497    $ 119,628,608
                                                                                     =============    =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    2005          2004         2003           2002         2001(1)
                                                  ---------     ---------    ---------     ----------     ---------
Net asset value, beginning of period ..........   $   11.05     $   10.21    $    8.17     $    10.81     $   12.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............        0.13(2)       0.15         0.10           0.08          0.09
   Net realized and unrealized gain (loss) ....        0.28          0.84         2.04          (2.63)        (1.57)
                                                  ---------     ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS ........        0.41          0.99         2.14          (2.55)        (1.48)
                                                  ---------     ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income .......       (0.14)        (0.15)       (0.10)         (0.09)        (0.08)
   Distributions from net realized gains ......          --            --           --             --         (0.07)
                                                  ---------     ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS .....................       (0.14)        (0.15)       (0.10)         (0.09)        (0.15)
                                                  ---------     ---------    ---------     ----------     ---------
CHANGE IN NET ASSET VALUE .....................        0.27          0.84         2.04          (2.64)        (1.63)
                                                  ---------     ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD ................   $   11.32     $   11.05    $   10.21     $     8.17     $   10.81
                                                  =========     =========    =========     ==========     =========

Total return ..................................        3.69%         9.84%       26.23%        (23.68)%      (11.90)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......   $ 105,058     $ 119,629    $ 110,334     $   82,978     $ 105,493
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................        0.65%         0.65%        0.65%          0.63%         0.55%
   Gross operating expenses ...................        0.72%         0.72%        0.72%          0.74%         0.70%
   Net investment income (loss) ...............        1.22%         1.44%        1.18%          0.91%         0.80%
Portfolio turnover ............................          14%           22%          52%            44%           40%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS, MICHAEL SCHATT AND GEOFFREY P. DYBAS, CFA

Q: HOW DID THE PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 15.10%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the NAREIT Equity Index, the series style-specific benchmark, returned 12.17%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE REAL ESTATE MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The series' benchmark, the NAREIT Equity Index, delivered a 12.17% return for the one-year period ended December 31, 2005. This return was greater than our initial outlook of mid-single digit performance. Drivers included improving fundamentals, a more stable 10-year Treasury bond than anticipated by the market, and an increased number of mergers and acquisitions within the REIT class. Specifically, we noticed a trend where the private market was willing to pay more for certain publicly-traded REITs than the public market.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' outperformed the benchmark during the fiscal year. Stock selectivity drove the majority of our upside to the benchmark, particularly within the office and regional mall sectors, followed by a positive benefit from our weightings of the 13 different property sectors.

      The series has been consistent in obtaining the majority of the upside performance from our bottom-up research efforts of selecting and weighting individual REITs. Our team spends a significant amount of its time on the road meeting with all levels of management for the companies in the REIT universe.

      In our view, consistent management has been key to the series' strong, long-term performance -- and that continued in 2005. The same team has been managing the portfolio for over eight years, maintaining the same philosophy, style, process and discipline throughout this time.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Real Estate Securities Series               15.10%         20.70%        16.21%
--------------------------------------------------------------------------------
S&P 500(R) Index                             4.93%          0.55%         9.12%
--------------------------------------------------------------------------------
NAREIT Equity Index                         12.17%         19.07%        14.50%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   Real Estate           NAREIT Equity        S&P 500(R)
                Securities Series            Index              Index
                -----------------       --------------        ----------
12/29/1995           $10,000               $10,000             $10,000
12/31/1996            13,309                13,525              12,325
12/31/1997            16,244                16,269              16,438
12/31/1998            12,801                13,421              21,165
12/31/1999            13,412                12,802              25,639
12/29/2000            17,540                16,176              23,283
12/31/2001            18,701                18,430              20,518
12/31/2002            20,960                19,133              15,984
12/31/2003            28,981                26,238              20,573
12/31/2004            39,035                34,520              22,807
12/31/2005            44,928                38,721              23,931

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                              BEGINNING          ENDING         EXPENSES PAID
DUFF & PHELPS REAL ESTATE   ACCOUNT VALUE     ACCOUNT VALUE        DURING
    SECURITIES SERIES       JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-------------------------   -------------   -----------------   -------------
Actual                        $ 1,000.00        $ 1,093.00          $ 5.50

Hypothetical (5% return
  before expenses)              1,000.00          1,019.88            5.33

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.04%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 15.10%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,151.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. Simon Property Group, Inc.                                              7.0%
 2. General Growth Properties, Inc.                                         5.7%
 3. ProLogis                                                                5.6%
 4. Host Marriott Corp.                                                     4.7%
 5. SL Green Realty Corp.                                                   4.7%
 6. Vornado Realty Trust                                                    4.5%
 7. Boston Properties, Inc.                                                 4.0%
 8. Developers Diversified Realty Corp.                                     3.9%
 9. Macerich Co. (The)                                                      3.8%
10. Equity Residential                                                      3.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------
As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office                                    19%
Regional Malls                            17
Apartments                                17
Industrial                                11
Shopping Centers                          11
Lodging/Resorts                           10
Self Storage                               5
Other                                     10

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--98.0%

REAL ESTATE INVESTMENT TRUSTS--96.5%
DIVERSIFIED--4.5%
   Vornado Realty Trust ............................      75,035  $ 6,263,172
HEALTH CARE--1.9%
   Ventas, Inc. ....................................      80,502    2,577,674
INDUSTRIAL/OFFICE--31.2%

INDUSTRIAL--11.2%
   AMB Property Corp. ..............................      59,840    2,942,333
   CenterPoint Properties Trust ....................      96,294    4,764,627
   ProLogis ........................................     165,396    7,727,301
                                                                  -----------
                                                                   15,434,261
                                                                  -----------
MIXED--0.9%
   Digital Realty Trust, Inc. ......................      53,551    1,211,859
OFFICE--19.1%
   Alexandria Real Estate Equities, Inc. ...........      41,466    3,338,013
   Boston Properties, Inc. .........................      73,566    5,453,448
   Corporate Office Properties Trust ...............     128,486    4,566,392
   Kilroy Realty Corp. .............................      38,166    2,362,475
   Reckson Associates Realty Corp. .................     110,816    3,987,160
   SL Green Realty Corp. ...........................      84,431    6,449,684
                                                                  -----------
                                                                   26,157,172
                                                                  -----------
TOTAL INDUSTRIAL/OFFICE ............................               42,803,292
                                                                  -----------
LODGING/RESORTS--9.9%
   Host Marriott Corp. .............................     341,606    6,473,434
   Innkeepers USA Trust ............................      85,718    1,371,488
   LaSalle Hotel Properties ........................      61,511    2,258,684
   Sunstone Hotel Investors, Inc. ..................     130,340    3,463,134
                                                                  -----------
                                                                   13,566,740
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
RESIDENTIAL--16.4%

APARTMENTS--16.4%
   Archstone-Smith Trust ...........................     113,580  $ 4,757,866
   AvalonBay Communities, Inc. .....................      39,444    3,520,377
   Camden Property Trust ...........................      40,529    2,347,440
   Equity Residential ..............................     132,159    5,170,060
   Essex Property Trust, Inc. ......................      43,440    4,005,168
   United Dominion Realty Trust, Inc. ..............     118,698    2,782,281
                                                                  -----------
TOTAL RESIDENTIAL ..................................               22,583,192
                                                                  -----------
RETAIL--27.3%

REGIONAL MALLS--16.5%
   General Growth Properties, Inc. .................     165,963    7,798,601
   Macerich Co. (The) ..............................      78,249    5,253,638
   Simon Property Group, Inc. ......................     125,740    9,635,456
                                                                  -----------
                                                                   22,687,695
                                                                  -----------
SHOPPING CENTERS--10.8%
   Developers Diversified Realty Corp. .............     115,124    5,413,130
   Kimco Realty Corp. ..............................     108,499    3,480,648
   Pan Pacific Retail Properties, Inc. .............      48,558    3,248,045
   Regency Centers Corp. ...........................      44,546    2,625,987
                                                                  -----------
                                                                   14,767,810
                                                                  -----------
TOTAL RETAIL .......................................               37,455,505
                                                                  -----------
SELF STORAGE--5.3%
   Extra Space Storage, Inc. .......................     124,122    1,911,479
   Public Storage, Inc. ............................      54,550    3,694,126
   U-Store-It Trust ................................      78,729    1,657,245
                                                                  -----------
                                                                    7,262,850
                                                                  -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (Identified cost $84,284,190) ...................              132,512,425
                                                                  -----------

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                                                     SHARES         VALUE
                                                   ---------    ------------
HOTELS, RESORTS & CRUISE LINES--1.5%
   Starwood Hotels & Resorts Worldwide, Inc.
   (Identified cost $1,369,378) ................      32,423    $   2,070,533
                                                                -------------
TOTAL LONG TERM INVESTMENTS--98.0%
   (Identified cost $85,653,568) ...............                  134,582,958
                                                                -------------
                                                      PAR
                                                     VALUE
                                                     (000)
                                                   ---------
SHORT-TERM INVESTMENTS--1.6%

COMMERCIAL PAPER(b)--1.6%
   CAFCO LLC 4.12%, 1/3/06 .....................   $   2,140        2,139,510
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,139,510) ................                    2,139,510
                                                                -------------
TOTAL INVESTMENTS--99.6%
   (Identified Cost $87,793,078) ...............                  136,722,468(a)
   Other assets and liabilities, net--0.4% .....                      558,439
                                                                -------------
NET ASSETS--100.0% .............................                $ 137,280,907
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $48,904,520 and gross depreciation of $0 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $87,817,948.

(b)   The rate shown is the discount rate.

(c)   Table excludes short-term investments.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $87,793,078) ..  $  136,722,468
Cash ..........................................................           4,682
Receivables
   Dividends ..................................................         673,423
   Fund shares sold ...........................................          79,600
Prepaid expenses ..............................................           7,045
                                                                 --------------
      Total assets ............................................     137,487,218
                                                                 --------------

LIABILITIES
Payables
   Fund shares repurchased ....................................          43,864
   Investment securities purchased ............................           1,868
   Investment advisory fee ....................................          87,318
   Professional fee ...........................................          27,793
   Printing fee ...............................................          19,442
   Financial agent fee ........................................           8,902
   Administration fee .........................................           8,499
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................           7,391
                                                                 --------------
      Total liabilities .......................................         206,311
                                                                 --------------
NET ASSETS ....................................................  $  137,280,907
                                                                 ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........  $   86,007,934
   Accumulated net realized gain ..............................       2,343,583
   Net unrealized appreciation ................................      48,929,390
                                                                 --------------
NET ASSETS ....................................................  $  137,280,907
                                                                 ==============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       4,836,513
                                                                 ==============
Net asset value and offering price per share ..................  $        28.38
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................  $    3,205,101
   Interest ...................................................         119,478
   Foreign taxes withheld .....................................            (594)
                                                                 --------------
      Total investment income .................................       3,323,985
                                                                 --------------
EXPENSES
   Investment advisory fee ....................................         940,602
   Financial agent fee ........................................         102,665
   Administration fee .........................................          91,552
   Printing ...................................................          63,988
   Professional ...............................................          33,487
   Custodian ..................................................          23,492
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          26,119
                                                                 --------------
      Total expenses ..........................................       1,293,734
   Less custodian fees paid indirectly ........................             (19)
                                                                 --------------
      Net expenses ............................................       1,293,715
                                                                 --------------
NET INVESTMENT INCOME (LOSS) ..................................       2,030,270
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       7,369,413
   Net change in unrealized appreciation (depreciation) on
      investments .............................................       8,683,186
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS ................................      16,052,599
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................  $   18,082,869
                                                                 ==============

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED     YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                         2005            2004
                                                                                     -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...................................................  $   2,030,270   $   2,367,426
   Net realized gain (loss) .......................................................      7,369,413      10,923,780
   Net change in unrealized appreciation (depreciation) ...........................      8,683,186      16,618,015
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................     18,082,869      29,909,221
                                                                                     -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................     (2,048,966)     (2,465,285)
   Net realized short-term gains ..................................................       (278,381)       (666,839)
   Net realized long-term gains ...................................................     (6,536,217)     (9,086,931)
                                                                                     -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................     (8,863,564)    (12,219,055)
                                                                                     -------------   -------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (451,133 and 841,460 shares,
      respectively)* ..............................................................     12,005,416      20,135,380*
   Net asset value of shares issued from reinvestment of distributions
      (319,323 and 476,257 shares, respectively) ..................................      8,863,564      12,219,055
   Cost of shares repurchased (556,092 and 694,445 shares, respectively)* .........    (14,792,173)    (15,435,332)*
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................      6,076,807      16,919,103
                                                                                     -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................     15,296,112      34,609,269
NET ASSETS
   Beginning of period ............................................................    121,984,795      87,375,526
                                                                                     -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $0 AND $18,696, RESPECTIVELY] .....................................  $ 137,280,907   $ 121,984,795
                                                                                     =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                   2005          2004         2003         2002           2001
                                                ----------    ----------   ----------   ----------    -------------
Net asset value, beginning of period .........  $    26.39    $    21.85   $    16.85   $    15.70    $       15.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.44(2)       0.56         0.64         0.63(1)          0.62
   Net realized and unrealized gain (loss) ...        3.46          6.87         5.67         1.26             0.37
                                                ----------    ----------   ----------   ----------    -------------
     TOTAL FROM INVESTMENT OPERATIONS ........        3.90          7.43         6.31         1.89             0.99
                                                ----------    ----------   ----------   ----------    -------------

LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.44)        (0.59)       (0.66)       (0.65)           (0.62)
   Distributions from net realized gains .....       (1.47)        (2.30)       (0.65)       (0.09)              --
                                                ----------    ----------   ----------   ----------    -------------
     TOTAL DISTRIBUTIONS .....................       (1.91)        (2.89)       (1.31)       (0.74)           (0.62)
                                                ----------    ----------   ----------   ----------    -------------
CHANGE IN NET ASSET VALUE ....................        1.99          4.54         5.00         1.15             0.37
                                                ----------    ----------   ----------   ----------    -------------
NET ASSET VALUE, END OF PERIOD ...............  $    28.38    $    26.39   $    21.85   $    16.85  $         15.70
                                                ==========    ==========   ==========   ==========    =============
Total return .................................       15.10%        34.69%       38.27%       12.08%            6.62%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....  $  137,281    $  121,985   $   87,376   $   63,452   $       41,506
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................        1.03%         1.04%        1.07%        1.09%            1.00%
   Gross operating expenses ..................        1.03%         1.04%        1.12%        1.16%            1.32%
   Net investment income (loss) ..............        1.62%         2.39%        4.72%        3.96%            4.21%
Portfolio turnover ...........................          26%           27%          27%          27%              37%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN CAPITAL GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the reporting period, the series returned 3.71%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the Russell 1000(R) Growth Index, the series' style-specific benchmark, returned 5.26%. As of October 31, 2005, the series' style benchmark was changed to the Russell 1000 Growth Index from the S&P 500/Barra Growth Index. All S&P/Barra indices ceased to exist as of December 16, 2005, and the Russell index more closely reflects the market sectors in which the portfolio invests. All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: For the year, we finished slightly ahead of the S&P 500/Barra Growth Index, which, as mentioned earlier, was our benchmark index until October when it was changed to the Russell 1000 Growth.

      The biggest positive contributor to performance for the year was stock selection in the technology sector. In technology, the big winners for the year were Apple Computer and our bet on semiconductors including Taiwan Semiconductor and Texas Instruments. The next top sector was health care. We experienced very strong gains by biotech firms Genentech and Gilead Sciences. Both companies continue to benefit from robust new product pipelines. In addition, Amgen also outperformed the benchmark for the year. Outside of biotech, generic drug maker Teva Pharmaceutical also significantly outperformed.

      The biggest negative contributor to performance in 2005 was our lack of exposure to energy, which was among the strongest sectors in the benchmark. Despite missing this move in commodity costs in 2005, we continue to believe that energy costs are inflated and therefore we are reluctant to chase performance in this sector. From a stock-specific perspective, our two biggest losers for the year were Dell and Kinetic Concepts. Avon Products and United Parcel Service also negatively contributed to performance for the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Capital Growth Series                                3.71%   (7.49)%     2.50%
--------------------------------------------------------------------------------
S&P 500(R) Index                                     4.93%    0.55%      9.12%
--------------------------------------------------------------------------------
S&P 500/Barra Growth Index                           3.46%   (1.65)%     8.27%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                         5.26%   (3.58)%     6.73%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                                     S&P 500(R)/
               Capital Growth    Russell 1000(R)     Citigroup      S&P 500(R)
                   Series         Growth Index      Growth Index      Index
               --------------    ---------------    ------------    ----------
12/29/1995         $10,000          $10,000           $10,000        $10,000
12/31/1996          11,258           12,312            12,397         12,325
12/31/1997          13,630           16,066            16,926         16,438
12/31/1998          17,721           22,285            24,061         21,165
12/31/1999          22,979           29,674            30,858         25,639
12/29/2000          18,895           23,020            24,045         23,283
12/31/2001          12,363           18,318            20,983         20,518
12/31/2002           9,296           13,211            16,034         15,984
12/31/2003          11,758           17,141            20,151         20,573
12/31/2004          12,342           18,220            21,388         22,807
12/31/2005          12,801           19,179            22,127         23,932

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Capital Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING         ENDING        EXPENSES PAID
                                ACCOUNT VALUE   ACCOUNT VALUE        DURING
ENGEMANN CAPITAL GROWTH SERIES  JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  -------------  -----------------  -------------
Actual                            $ 1,000.00      $ 1,072.00         $ 4.76

Hypothetical (5% return
  before expenses)                  1,000.00        1,020.56           4.65

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.91%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.71%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,037.10.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    5.2%
 2. Lowe's Cos., Inc.                                                       4.7%
 3. Medtronic, Inc.                                                         4.6%
 4. Amgen, Inc.                                                             4.2%
 5. Intel Corp.                                                             4.1%
 6. Cisco Systems, Inc.                                                     3.9%
 7. Procter & Gamble Co. (The)                                              3.2%
 8. Citigroup, Inc.                                                         3.2%
 9. Target Corp.                                                            3.1%
10. SAP AG Sponsored ADR                                                    3.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    31%
Consumer Discretionary                    21
Health Care                               16
Industrials                               15
Financials                                 8
Consumer Staples                           7
Other                                      2

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                       SHARES       VALUE
                                                     ----------  ------------
DOMESTIC COMMON STOCKS--90.2%

AIR FREIGHT & LOGISTICS--4.4%
   FedEx Corp. ....................................     104,000  $ 10,752,560
   United Parcel Service, Inc. Class B ............     129,100     9,701,865
                                                                 ------------
                                                                   20,454,425
                                                                 ------------
APPLICATION SOFTWARE--1.4%
   Adobe Systems, Inc. ............................     172,000     6,357,120
                                                                 ------------
BIOTECHNOLOGY--6.9%
   Amgen, Inc. (b) ................................     245,600    19,368,016
   Genentech, Inc. (b) ............................      77,000     7,122,500
   Gilead Sciences, Inc. (b) ......................     101,000     5,315,630
                                                                 ------------
                                                                   31,806,146
                                                                 ------------
COMMUNICATIONS EQUIPMENT--5.0%
   Cisco Systems, Inc. (b) ........................   1,065,520    18,241,702
   QUALCOMM, Inc. .................................     109,000     4,695,720
                                                                 ------------
                                                                   22,937,422
                                                                 ------------
COMPUTER HARDWARE--4.1%
   Apple Computer, Inc. (b) .......................     173,000    12,436,970
   Dell, Inc. (b) .................................     212,000     6,357,880
                                                                 ------------
                                                                   18,794,850
                                                                 ------------
CONSUMER FINANCE--2.1%
   SLM Corp. ......................................     178,400     9,828,056
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--3.0%
   First Data Corp. ...............................     324,000    13,935,240
                                                                 ------------
DEPARTMENT STORES--1.1%
   Kohl's Corp. (b)   .............................     103,000     5,005,800
                                                                 ------------
DRUG RETAIL--1.4%
   Walgreen Co. ...................................     144,000     6,373,440
                                                                 ------------

                                                       SHARES       VALUE
                                                     ----------  ------------
FOOTWEAR--1.5%
   NIKE, Inc. Class B .............................      78,000  $  6,769,620
                                                                 ------------
GENERAL MERCHANDISE STORES--3.0%
   Target Corp. ...................................     257,000    14,127,290
                                                                 ------------
HEALTH CARE EQUIPMENT--4.6%
   Medtronic, Inc. ................................     369,920    21,296,294
                                                                 ------------
HEALTH CARE SERVICES--1.7%
   Medco Health Solutions, Inc. (b) ...............     143,700     8,018,460
                                                                 ------------
HOME IMPROVEMENT RETAIL--4.7%
   Lowe's Cos., Inc. ..............................     326,900    21,791,154
                                                                 ------------
HOUSEHOLD PRODUCTS--3.2%
   Procter & Gamble Co. (The) .....................     255,000    14,759,400
                                                                 ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--1.5%
   Monster Worldwide, Inc. (b) ....................     176,000     7,184,320
                                                                 ------------
INDUSTRIAL CONGLOMERATES--5.2%
   General Electric Co. ...........................     689,800    24,177,490
                                                                 ------------
INDUSTRIAL MACHINERY--2.1%
   Illinois Tool Works, Inc. ......................     113,000     9,942,870
                                                                 ------------
INTERNET RETAIL--2.2%
   eBay, Inc. (b) .................................     232,000    10,034,000
                                                                 ------------
INTERNET SOFTWARE & SERVICES--2.9%
   Yahoo!, Inc. (b) ...............................     339,000    13,282,020
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.3%
   Morgan Stanley .................................     186,700    10,593,358
                                                                 ------------
MANAGED HEALTH CARE--1.6%
   UnitedHealth Group, Inc. .......................     119,000     7,394,660
                                                                 ------------

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                                                       SHARES       VALUE
                                                     ----------  ------------
MOVIES & ENTERTAINMENT--4.9%
   News Corp. Class B .............................     801,000  $ 13,304,610
   Walt Disney Co. (The) ..........................     394,000     9,444,180
                                                                 ------------
                                                                   22,748,790
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.2%
   Citigroup, Inc. ................................     302,300    14,670,619
                                                                 ------------
RESTAURANTS--1.9%
   Starbucks Corp. (b) ............................     298,000     8,942,980
                                                                 ------------
SEMICONDUCTORS--6.2%
   Intel Corp. ....................................     768,030    19,170,029
   Maxim Integrated Products, Inc. ................     260,000     9,422,400
                                                                 ------------
                                                                   28,592,429
                                                                 ------------
SOFT DRINKS--2.3%
   PepsiCo, Inc. ..................................     180,000    10,634,400
                                                                 ------------
SPECIALTY STORES--2.0%
   Staples, Inc. ..................................     414,500     9,413,295
                                                                 ------------
SYSTEMS SOFTWARE--2.5%
   Microsoft Corp. ................................     438,400    11,464,160
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--1.3%
   Fastenal Co. ...................................     152,000     5,956,880
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $344,939,566) .................               417,286,988
                                                                 ------------
FOREIGN COMMON STOCKS(c)--7.1%

APPLICATION SOFTWARE--3.0%
   SAP AG Sponsored ADR (Germany) .................     312,000    14,061,840
                                                                 ------------
PHARMACEUTICALS--1.5%
   Teva Pharmaceutical Industries Ltd.
      Sponsored ADR (United States) ...............     159,000     6,838,590
                                                                 ------------
SEMICONDUCTORS--2.6%
   Taiwan Semiconductor Manufacturing Co. Ltd.
      Sponsored ADR (Taiwan) ......................   1,202,946    11,921,195
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $26,639,485) ..................                32,821,625
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.3%
   (Identified cost $371,579,051) .................               450,108,613
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                     ----------  ------------
SHORT-TERM INVESTMENTS--2.6%

COMMERCIAL PAPER(d)--2.6%
   UBS Finance Delaware LLC 4.19%, 1/3/06 .........  $    2,500  $  2,499,418
   Cargill, Inc. 4.32%, 1/5/06 ....................       1,800     1,799,136
   Private Export Funding Corp. 3.92%, 1/5/06 .....       2,650     2,648,826
   George Street Finance LLC 4.35%, 1/12/06 .......       2,623     2,619,514
   Ranger Funding Co. LLC 4.25%, 1/12/06 ..........       2,470     2,466,792
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $12,033,706) ..................                12,033,686
                                                                 ------------
TOTAL INVESTMENTS--99.9%
   (Identified cost $383,612,757) .................               462,142,299(a)
   Other assets and liabilities, net--0.1% ........                   259,745
                                                                 ------------
NET ASSETS--100.0% ................................              $462,402,044
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $82,218,890 and gross depreciation of $4,120,771 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $384,044,180.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $383,612,757) .............................   $ 462,142,299
Cash ..........................................................             689
Receivables
   Dividends ..................................................         470,922
   Litigation income ..........................................         343,295
   Fund shares sold ...........................................          82,405
   Tax reclaims ...............................................           4,376
Prepaid expenses ..............................................          30,234
                                                                  -------------
      Total assets ............................................     463,074,220
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................         265,384
   Investment advisory fee ....................................         270,778
   Printing fee ...............................................          39,904
   Administration fee .........................................          29,218
   Financial agent fee ........................................          24,330
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          41,328
                                                                  -------------
      Total liabilities .......................................         672,176
                                                                  -------------
NET ASSETS ....................................................   $ 462,402,044
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 692,205,606
   Accumulated net realized loss ..............................    (308,333,104)
   Net unrealized appreciation ................................      78,529,542
                                                                  -------------
NET ASSETS ....................................................   $ 462,402,044
                                                                  =============
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization ......................      31,310,302
                                                                  =============
Net asset value and offering price per share ..................   $       14.77
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   4,347,543
   Interest ...................................................         460,407
   Foreign taxes withheld .....................................        (127,241)
                                                                  -------------
      Total investment income .................................       4,680,709
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       3,332,368
   Financial agent fee ........................................         302,103
   Administration fee .........................................         360,682
   Printing ...................................................         175,629
   Custodian ..................................................          74,664
   Professional ...............................................          38,833
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          87,591
                                                                  -------------
      Total expenses ..........................................       4,383,699
   Less custodian fees paid indirectly ........................          (2,172)
                                                                  -------------
      Net expenses ............................................       4,381,527
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................         299,182
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      39,046,336
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................     (25,108,817)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................      13,937,519
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $  14,236,701
                                                                  =============

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED       YEAR ENDED
                                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2004
                                                                                            -------------    -------------
FROM OPERATIONS
   Net investment income (loss) .........................................................   $     299,182    $   4,267,416
   Net realized gain (loss) .............................................................      39,046,336       37,100,652
   Net change in unrealized appreciation (depreciation) .................................     (25,108,817)     (13,878,722)
                                                                                            -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................      14,236,701       27,489,346
                                                                                            -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................................        (300,910)      (4,846,703)
                                                                                            -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................        (300,910)      (4,846,703)
                                                                                            -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (536,953 and 675,795 shares, respectively)* ............       7,493,062        9,290,420*
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 544,383 shares, respectively) (See Note 11) ................................              --        7,162,666
   Net asset value of shares issued from reinvestment of distributions
      (20,185 and 340,345 shares, respectively) .........................................         300,910        4,846,703
   Cost of shares repurchased (8,934,866 and 8,037,447 shares, respectively)* ...........    (124,842,679)    (110,452,032)*
                                                                                            -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................    (117,048,707)     (89,152,243)
                                                                                            -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................................    (103,112,916)     (66,509,600)
NET ASSETS
   Beginning of period ..................................................................     565,514,960      632,024,560
                                                                                            -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
      AND $0, RESPECTIVELY] .............................................................   $ 462,402,044    $ 565,514,960
                                                                                            =============    =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                    2005             2004           2003           2002          2001(2)
                                                 -----------      -----------    -----------    -----------    -----------
Net asset value, beginning of period .........   $     14.25      $     13.69    $     10.84    $     14.41    $     22.49
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............          0.01(3)          0.11           0.01           0.01             --(1)
   Net realized and unrealized gain (loss) ...          0.52             0.57           2.85          (3.58)         (7.72)
                                                 -----------      -----------    -----------    -----------    -----------
      Total from investment operations .......          0.53             0.68           2.86          (3.57)         (7.72)
                                                 -----------      -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS
   Dividends from net investment income ......         (0.01)           (0.12)         (0.01)            --          (0.01)
   Distributions from net realized gains .....            --               --             --             --          (0.35)
                                                 -----------      -----------    -----------    -----------    -----------
      TOTAL DISTRIBUTIONS ....................         (0.01)           (0.12)         (0.01)            --          (0.36)
                                                 -----------      -----------    -----------    -----------    -----------
CHANGE IN NET ASSET VALUE ....................          0.52             0.56           2.85          (3.57)         (8.08)
                                                 -----------      -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD ...............   $     14.77      $     14.25    $     13.69    $     10.84    $     14.41
                                                 ===========      ===========    ===========    ===========    ===========
Total return .................................          3.71%            4.97%         26.49%        (24.81)%       (34.57)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....   $   462,402      $   565,515    $   632,025    $   571,076    $   937,569
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ........................          0.89%            0.87%          0.85%          0.75%          0.72%
   Net investment income (loss) ..............          0.06%            0.72%          0.07%          0.08%          0.01%
Portfolio turnover ...........................            73%              50%            41%           115%            58%

(1)   Amount is less than $0.01.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN GROWTH AND INCOME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 4.80%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio performed roughly in line with the S&P 500 benchmark. The Growth & Income Edge Series had a 4.80% total return, compared to a slightly higher 4.93% total return for the S&P 500.

      Benefiting relative return were overweight positions in outperforming industries including: insurance, multi-utilities and healthcare providers & services. Also on the plus side for the portfolio were underweight positions in underperforming industries such as thrifts & mortgage finance, food & staples, retailing and internet & catalog retail.

      Hurting relative return were overweight positions in underperforming industries including: food products, communications equipment and diversified telecommunications services. Also detracting from performance were underweight positions in several outperforming industries: energy equipment & services, electric utilities and biotechnology.

      In terms of individual stock selection, the top contributors to the portfolio's performance were UnitedHealth Group, Occidental Petroleum, Constellation Energy and Exxon Mobil. On the flip side, International Business Machines, Verizon Communications, Pfizer and Dell Computer were the biggest detractors from portfolio return.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                               1 YEAR       5 YEARS     12/31/05
--------------------------------------------------------------------------------
Growth and Income Series                       4.80%         0.98%       4.22%
--------------------------------------------------------------------------------
S&P 500(R) Index                               4.93%         0.55%       3.86%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  Growth and Income Series      S&P 500(R) Index
                  ------------------------      ----------------
  3/2/1998                $10,000                    $10,000
12/31/1998                 12,045                     11,895
12/31/1999                 14,093                     14,409
12/29/2000                 13,162                     13,086
12/31/2001                 12,087                     11,532
12/31/2002                  9,366                      8,983
12/31/2003                 11,938                     11,562
12/31/2004                 13,189                     12,818
12/30/2005                 13,822                     13,450

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Growth and Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               BEGINNING           ENDING          EXPENSES PAID
  ENGEMANN GROWTH AND        ACCOUNT VALUE      ACCOUNT VALUE          DURING
     INCOME SERIES           JUNE 30, 2005    DECEMBER 31, 2005        PERIOD*
------------------------     -------------    -----------------    -------------
Actual                        $  1,000.00        $  1,042.30         $   4.89

Hypothetical (5% return
   before expenses)              1,000.00           1,020.36             4.85

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,048.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Exxon Mobil Corp.                                                       4.1%
 2. Bank of America Corp.                                                   3.3%
 3. Microsoft Corp.                                                         2.6%
 4. Johnson & Johnson                                                       2.6%
 5. Pfizer, Inc.                                                            2.1%
 6. JPMorgan Chase & Co.                                                    2.1%
 7. Intel Corp.                                                             2.0%
 8. Wachovia Corp.                                                          1.9%
 9. Time Warner, Inc.                                                       1.7%
10. Citigroup, Inc.                                                         1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                25%
Information Technology                    16
Health Care                               14
Industrials                               12
Consumer Discretionary                    11
Energy                                     9
Consumer Staples                           5
Other                                      8

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--96.2%

AEROSPACE & DEFENSE--3.3%
   Boeing Co. (The) ...............................        8,300   $  582,992
   Honeywell International, Inc. ..................       18,900      704,025
   Lockheed Martin Corp. ..........................       13,200      839,916
   Northrop Grumman Corp. .........................        9,000      540,990
   Raytheon Co. ...................................       10,000      401,500
   United Technologies Corp. ......................       29,400    1,643,754
                                                                  -----------
                                                                    4,713,177
                                                                  -----------
AIR FREIGHT & LOGISTICS--0.2%
   Pacer International, Inc. ......................        4,200      109,452
   United Parcel Service, Inc. Class B ............        2,900      217,935
                                                                  -----------
                                                                      327,387
                                                                  -----------
APPAREL RETAIL--0.4%
   Gap, Inc. (The) ................................       30,900      545,076
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
   VF Corp. .......................................        5,700      315,438
                                                                  -----------
APPLICATION SOFTWARE--0.7%
   Autodesk, Inc. .................................        3,800      163,210
   Intuit, Inc. (b) ...............................        6,600      351,780
   Mercury Interactive Corp. (b) ..................        8,700      241,773
   Parametric Technology Corp. (b) ................       33,100      201,910
                                                                  -----------
                                                                      958,673
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--1.7%
   Bank of New York Co., Inc. (The) ...............       17,900      570,115
   Franklin Resources, Inc. .......................        5,700      535,857
   Northern Trust Corp. ...........................       14,200      735,844
   State Street Corp. .............................       10,000      554,400
                                                                  -----------
                                                                    2,396,216
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
AUTOMOBILE MANUFACTURERS--0.2%
   Ford Motor Co. ..................................      33,800  $   260,936
                                                                  -----------
AUTOMOTIVE RETAIL--0.1%
   AutoNation, Inc. (b) ............................       4,200       91,266
                                                                  -----------
BIOTECHNOLOGY--0.2%
   Applera Corp. - Applied Biosystems Group ........       8,800      233,728
                                                                  -----------
BROADCASTING & CABLE TV--0.1%
   EchoStar Communications Corp. Class A (b) .......       5,900      160,303
                                                                  -----------
BUILDING PRODUCTS--0.4%
   Masco Corp. .....................................      17,800      537,382
                                                                  -----------
COMMERCIAL PRINTING--0.3%
   Donnelley (R.R.) & Sons Co. .....................      14,200      485,782
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.8%
   Cisco Systems, Inc. (b) .........................     114,400    1,958,528
   Harris Corp. ....................................       5,900      253,759
   Motorola, Inc. ..................................      75,000    1,694,250
                                                                  -----------
                                                                    3,906,537
                                                                  -----------
COMPUTER HARDWARE--3.3%
   Dell, Inc. (b) ..................................      41,400    1,241,586
   Hewlett-Packard Co. .............................      49,300    1,411,459
   International Business Machines Corp. ...........      22,400    1,841,280
   NCR Corp. (b) ...................................       4,300      145,942
                                                                  -----------
                                                                    4,640,267
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--0.3%
   Emulex Corp. (b) ................................      17,700      350,283
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.5%
   PACCAR, Inc. ....................................       5,400      373,842
   Toro Co. (The) ..................................       7,400      323,898
                                                                  -----------
                                                                      697,740
                                                                  -----------

                       See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
CONSUMER FINANCE--1.4%
   American Express Co. ..........................        21,600  $ 1,111,536
   Capital One Financial Corp. ...................         6,600      570,240
   MBNA Corp. ....................................        10,600      287,790
                                                                  -----------
                                                                    1,969,566
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.1%
   CheckFree Corp. (b) ...........................         5,300      243,270
   Computer Sciences Corp. (b) ...................        14,000      708,960
   Fiserv, Inc. (b) ..............................        14,900      644,723
                                                                  -----------
                                                                    1,596,953
                                                                  -----------
DEPARTMENT STORES--2.0%
   Federated Department Stores, Inc. .............        14,800      981,684
   Nordstrom, Inc. ...............................        23,900      893,860
   Penney (J.C.) Co., Inc. .......................        16,900      939,640
                                                                  -----------
                                                                    2,815,184
                                                                  -----------
DIVERSIFIED BANKS--6.3%
   Bank of America Corp. .........................        99,900    4,610,385
   Comerica, Inc. ................................         6,900      391,644
   U.S. Bancorp ..................................        15,500      463,295
   Wachovia Corp. ................................        50,700    2,680,002
   Wells Fargo & Co. .............................        12,200      766,526
                                                                  -----------
                                                                    8,911,852
                                                                  -----------
DIVERSIFIED CHEMICALS--1.1%
   Dow Chemical Co. (The) ........................        14,400      631,008
   Eastman Chemical Co. ..........................        14,400      742,896
   PPG Industries, Inc. ..........................         1,800      104,220
                                                                  -----------
                                                                    1,478,124
                                                                  -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
   SERVICES--0.6%
   Cendant Corp. .................................        27,400      472,650
   Dun & Bradstreet Corp. (b) ....................         5,000      334,800
                                                                  -----------
                                                                      807,450
                                                                  -----------
DIVERSIFIED METALS & MINING--0.2%
   Phelps Dodge Corp. ............................         2,000      287,740
                                                                  -----------
ELECTRIC UTILITIES--0.4%
   Cleco Corp. ...................................         7,800      162,630
   PPL Corp. .....................................        12,900      379,260
                                                                  -----------
                                                                      541,890
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
   Emerson Electric Co. ..........................        15,600    1,165,320
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Sanmina-SCI Corp. (b) .........................        47,100      200,646
                                                                  -----------
FOOD RETAIL--0.1%
   Kroger Co. (The) (b) ..........................        10,400      196,352
                                                                  -----------
FOOTWEAR--0.5%
   NIKE, Inc. Class B ............................         8,300      720,357
                                                                  -----------
GAS UTILITIES--0.2%
   UGI Corp. .....................................        12,200      251,320
                                                                  -----------
GENERAL MERCHANDISE STORES--0.1%
   Dollar General Corp. ..........................         9,000      171,630
                                                                  -----------
HEALTH CARE DISTRIBUTORS--1.0%
   Cardinal Health, Inc. .........................        10,700      735,625
   McKesson Corp. ................................        12,600      650,034
                                                                  -----------
                                                                    1,385,659
                                                                  -----------
HEALTH CARE EQUIPMENT--2.2%
   Baxter International, Inc. ....................        17,200      647,580
   Becton, Dickinson & Co. .......................        17,500    1,051,400
   Boston Scientific Corp. (b) ...................         2,700       66,123

                                                        SHARES       VALUE
                                                      ----------  -----------
HEALTH CARE EQUIPMENT--CONTINUED
   Fisher Scientific International, Inc. (b) .....         5,700  $   352,602
   Hospira, Inc. (b) .............................         5,200      222,456
   Kinetic Concepts, Inc. (b) ....................         3,600      143,136
   PerkinElmer, Inc. .............................        24,200      570,152
                                                                  -----------
                                                                    3,053,449
                                                                  -----------
HEALTH CARE SERVICES--0.3%
   Caremark Rx, Inc. (b) .........................         8,400      435,036
                                                                  -----------
HEALTH CARE SUPPLIES--0.5%
   Bausch & Lomb, Inc. ...........................         9,600      651,840
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.6%
   Home Depot, Inc. (The) ........................        33,300    1,347,984
   Sherwin-Williams Co. (The) ....................        19,100      867,522
                                                                  -----------
                                                                    2,215,506
                                                                  -----------
HOUSEHOLD APPLIANCES--0.7%
   Black & Decker Corp. (The) ....................        10,700      930,472
                                                                  -----------
HOUSEHOLD PRODUCTS--0.9%
   Kimberly-Clark Corp. ..........................        20,700    1,234,755
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.4%
   Newell Rubbermaid, Inc. .......................        25,600      608,768
                                                                  -----------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS--0.4%
   Constellation Energy Group, Inc. ..............        10,800      622,080
                                                                  -----------
INDUSTRIAL CONGLOMERATES--1.3%
   3M Co. ........................................         3,100      240,250
   General Electric Co. ..........................        36,100    1,265,305
   Textron, Inc. .................................         4,300      331,014
                                                                  -----------
                                                                    1,836,569
                                                                  -----------
INDUSTRIAL MACHINERY--1.7%
   Danaher Corp. .................................         3,500      195,230
   Dover Corp. ...................................         4,100      166,009
   Eaton Corp. ...................................        15,000    1,006,350
   Illinois Tool Works, Inc. .....................         8,200      721,518
   Parker-Hannifin Corp. .........................         4,300      283,628
                                                                  -----------
                                                                    2,372,735
                                                                  -----------
INSURANCE BROKERS--0.2%
   AON Corp. .....................................         7,500      269,625
                                                                  -----------
INTEGRATED OIL & GAS--7.8%
   Chevron Corp. .................................        36,000    2,043,720
   ConocoPhillips ................................        15,700      913,426
   Exxon Mobil Corp. .............................       104,000    5,841,680
   Occidental Petroleum Corp. ....................        27,800    2,220,664
                                                                  -----------
                                                                   11,019,490
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.7%
   AT&T, Inc. ....................................        79,899    1,956,726
   BellSouth Corp. ...............................        29,000      785,900
   Citizens Communications Co. ...................        52,000      635,960
   Qwest Communications International,
      Inc. (b) ...................................        25,200      142,380
   Verizon Communications, Inc. ..................        57,800    1,740,936
                                                                  -----------
                                                                    5,261,902
                                                                  -----------
INTERNET RETAIL--0.2%
   IAC/InterActiveCorp (b) .......................        11,000      311,410
                                                                  -----------
INTERNET SOFTWARE & SERVICES--0.2%
   VeriSign, Inc. (b) ............................         9,600      210,432
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--1.7%
   Merrill Lynch & Co., Inc. .....................        26,200    1,774,526
   Morgan Stanley ................................        10,600      601,444
                                                                  -----------
                                                                    2,375,970
                                                                  -----------

                       See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                        SHARES        VALUE
                                                      ----------   -----------
LIFE & HEALTH INSURANCE--3.6%
   AFLAC, Inc. ...................................        13,400   $   622,028
   Lincoln National Corp. ........................        17,200       912,116
   MetLife, Inc. .................................        37,300     1,827,700
   Principal Financial Group, Inc. (The) .........        13,700       649,791
   Protective Life Corp. .........................         1,800        78,786
   Prudential Financial, Inc. ....................        11,400       834,366
   StanCorp Financial Group, Inc. ................         2,000        99,900
                                                                   -----------
                                                                     5,024,687
                                                                   -----------
MANAGED HEALTH CARE--2.5%
   Aetna, Inc. ...................................        10,300       971,393
   CIGNA Corp. ...................................         4,700       524,990
   UnitedHealth Group, Inc. ......................        16,200     1,006,668
   WellPoint, Inc. (b) ...........................        13,300     1,061,207
                                                                   -----------
                                                                     3,564,258
                                                                   -----------
METAL & GLASS CONTAINERS--0.3%
   Crown Holdings, Inc. (b) ......................        17,500       341,775
   Silgan Holdings, Inc. .........................         3,400       122,808
                                                                   -----------
                                                                       464,583
                                                                   -----------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc. .........................         2,600       133,874
                                                                   -----------
MOVIES & ENTERTAINMENT--2.7%
   Time Warner, Inc. .............................       140,700     2,453,808
   Viacom, Inc. Class B ..........................        28,000       912,800
   Walt Disney Co. (The) .........................        17,000       407,490
                                                                   -----------
                                                                     3,774,098
                                                                   -----------
MULTI-LINE INSURANCE--1.1%
   American International Group, Inc. ............        19,800     1,350,954
   Hartford Financial Services Group, Inc. (The) .         1,700       146,013
   Unitrin, Inc. .................................         1,700        76,585
                                                                   -----------
                                                                     1,573,552
                                                                   -----------
OIL & GAS DRILLING--0.4%
   Pride International, Inc. (b) .................        19,300       593,475
                                                                   -----------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
   Burlington Resources, Inc. ....................         7,100       612,020
                                                                   -----------
OIL & GAS REFINING, MARKETING &
   TRANSPORTATION--0.4%
   Sunoco, Inc. ..................................         1,700       133,246
   Valero Energy Corp. ...........................         8,200       423,120
                                                                   -----------
                                                                       556,366
                                                                   -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
   Citigroup, Inc. ...............................        46,900     2,276,057
   JPMorgan Chase & Co. ..........................        74,300     2,948,967
                                                                   -----------
                                                                     5,225,024
                                                                   -----------
PACKAGED FOODS & MEATS--2.1%
   General Mills, Inc. ...........................        13,500       665,820
   Kellogg Co. ...................................        46,900     2,027,018
   Pilgrim's Pride Corp. .........................         9,300       308,388
                                                                   -----------
                                                                     3,001,226
                                                                   -----------
PHARMACEUTICALS--7.4%
   Abbott Laboratories ...........................        27,200     1,072,496
   Alpharma, Inc. Class A ........................         8,400       239,484
   Barr Pharmaceuticals, Inc. (b) ................         6,000       373,740
   Johnson & Johnson .............................        60,100     3,612,010
   King Pharmaceuticals, Inc. (b) ................        16,000       270,720
   Medicis Pharmaceutical Corp. Class A ..........         9,600       307,680
   Merck & Co., Inc. .............................        28,700       912,947
   Pfizer, Inc. ..................................       129,900     3,029,268
   Watson Pharmaceuticals, Inc. (b) ..............         4,000       130,040
   Wyeth .........................................        10,900       502,163
                                                                   -----------
                                                                    10,450,548
                                                                   -----------

                                                        SHARES        VALUE
                                                      ----------   -----------
PROPERTY & CASUALTY INSURANCE--3.0%
   Allstate Corp. (The) ..........................        35,600   $ 1,924,892
   Cincinnati Financial Corp. ....................         2,600       116,168
   Mercury General Corp. .........................         3,500       203,770
   Philadelphia Consolidated Holding Co. (b) .....           900        87,021
   Progressive Corp. (The) .......................         4,800       560,544
   St. Paul Travelers Cos., Inc. (The) ...........        31,000     1,384,770
                                                                   -----------
                                                                     4,277,165
                                                                   -----------
RAILROADS--0.4%
   Burlington Northern Santa Fe Corp. ............         3,600       254,952
   Norfolk Southern Corp. ........................         7,800       349,674
                                                                   -----------
                                                                       604,626
                                                                   -----------
REGIONAL BANKS--0.9%
   Bank of Hawaii Corp. ..........................         5,900       304,086
   KeyCorp .......................................        13,800       454,434
   National City Corp. ...........................         3,900       130,923
   SunTrust Banks, Inc. ..........................         2,400       174,624
   Synovus Financial Corp. .......................         6,900       186,369
                                                                   -----------
                                                                     1,250,436
                                                                   -----------

REITS--1.0%
   American Home Mortgage Investment Corp. .......         6,600       214,962
   Boston Properties, Inc. .......................         3,900       289,107
   Highwoods Properties, Inc. ....................        14,100       401,145
   New Century Financial Corp. ...................        10,400       375,128
   New Plan Excel Realty Trust ...................         7,700       178,486
                                                                   -----------
                                                                     1,458,828
                                                                   -----------
RESTAURANTS--1.4%
   McDonald's Corp. ..............................        40,400     1,362,288
   Yum! Brands, Inc. .............................        12,900       604,752
                                                                   -----------
                                                                     1,967,040
                                                                   -----------
SEMICONDUCTORS--3.1%
   Freescale Semiconductor, Inc. Class B (b) .....        11,400       286,938
   Intel Corp. ...................................       113,700     2,837,952
   ON Semiconductor Corp. (b) ....................        31,700       175,301
   Texas Instruments, Inc. .......................        33,200     1,064,724
                                                                   -----------
                                                                     4,364,915
                                                                   -----------
SOFT DRINKS--0.7%
   Coca-Cola Co. (The) ...........................        16,900       681,239
   Pepsi Bottling Group, Inc. (The) ..............         5,900       168,799
   PepsiAmericas, Inc. ...........................         8,600       200,036
                                                                   -----------
                                                                     1,050,074
                                                                   -----------
SPECIALIZED CONSUMER SERVICES--0.3%
   Block (H&R), Inc. .............................        17,900       439,445
                                                                   -----------
SPECIALTY CHEMICALS--0.2%
   Rohm and Haas Co. .............................         4,400       213,048
                                                                   -----------
SPECIALTY STORES--0.2%
   Barnes & Noble, Inc. ..........................         2,700       115,209
   Staples, Inc. .................................         4,300        97,653
                                                                   -----------
                                                                       212,862
                                                                   -----------
SYSTEMS SOFTWARE--3.7%
   BMC Software, Inc. (b) ........................         9,800       200,802
   Microsoft Corp. ...............................       142,800     3,734,220
   Oracle Corp. (b) ..............................        97,800     1,194,138
   Symantec Corp. (b) ............................         6,600       115,500
                                                                   -----------
                                                                     5,244,660
                                                                   -----------
TECHNOLOGY DISTRIBUTORS--0.3%
   Arrow Electronics, Inc. (b) ...................         7,600       243,428
   Tech Data Corp. (b) ...........................         5,000       198,400
                                                                   -----------
                                                                       441,828
                                                                   -----------

                       See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                       SHARES        VALUE
                                                     ----------  ------------
TOBACCO--0.8%
   Reynolds American, Inc. .......................       11,300  $  1,077,229
                                                                 ------------
TRUCKING--0.2%
   CNF, Inc. .....................................        6,200       346,518
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
   Sprint Nextel Corp. ...........................       45,800     1,069,888
   Syniverse Holdings, Inc. (b) ..................        7,100       148,390
                                                                 ------------
                                                                    1,218,278
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $116,876,291) ................                135,670,936
                                                                 ------------
FOREIGN COMMON STOCKS (c)--2.8%

DIVERSIFIED METALS & MINING--0.4%
   Freeport-McMoRan Copper & Gold, Inc. Class B
     (Indonesia) .................................       10,700       575,660
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.8%
   Tyco International Ltd. (United States) .......       40,000     1,154,400
                                                                 ------------
INDUSTRIAL MACHINERY--1.3%
   Ingersoll-Rand Co. Ltd. Class A
     (United States) .............................       45,900     1,852,983
                                                                 ------------
OIL & GAS DRILLING--0.2%
   Nabors Industries Ltd. (United States) (b) ....        2,900       219,675
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.1%
   XL Capital Ltd. Class A (United States) .......        2,500       168,450
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,099,980) ..................                  3,971,168
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--99.0%
   (Identified cost $119,976,271) ................                139,642,104
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ----------
SHORT-TERM INVESTMENTS--0.9%

COMMERCIAL PAPER(d)--0.9%
    UBS Finance Delaware LLC 4.19%, 1/3/06 .......   $    1,290     1,289,700
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
    (Identified cost $1,289,700) .................                  1,289,700
                                                                 ------------
TOTAL INVESTMENTS--99.9%
    (Identified cost $121,265,971) ...............                140,931,804(a)
    Other assets and liabilities, net--0.1% ......                    105,756
                                                                 ------------
NET ASSETS--100.0% ...............................               $141,037,560
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,345,336 and gross depreciation of $4,465,947 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $122,052,415.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $121,265,971) ...........................     $ 140,931,804
Cash ........................................................             2,805
Receivables
   Dividends ................................................           200,774
   Fund shares sold .........................................            82,939
   Tax reclaims .............................................             2,149
Prepaid expenses ............................................             8,770
                                                                  -------------
      Total assets ..........................................       141,229,241
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ..................................            57,971
   Investment advisory fee ..................................            56,608
   Professional fee .........................................            27,394
   Printing fee .............................................            20,051
   Financial agent fee ......................................             9,500
   Administration fee .......................................             8,881
   Trustees' fee ............................................             1,234
   Other accrued expenses ...................................            10,042
                                                                  -------------
      Total liabilities .....................................           191,681
                                                                  -------------
NET ASSETS ..................................................     $ 141,037,560
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .........     $ 132,948,788
   Accumulated net realized loss ............................       (11,577,046)
   Net unrealized appreciation ..............................        19,665,818
                                                                  -------------
NET ASSETS ..................................................     $ 141,037,560
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ..................................        11,266,261
                                                                  =============
Net asset value and offering price per share ................     $       12.52
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ................................................     $   2,850,553
   Interest .................................................            48,858
   Foreign taxes withheld ...................................            (4,720)
                                                                  -------------
      Total investment income ...............................         2,894,691
                                                                  -------------
EXPENSES
   Investment advisory fee ..................................         1,018,238
   Financial agent fee ......................................           111,523
   Administration fee .......................................           106,188
   Printing .................................................            76,614
   Professional .............................................            39,377
   Custodian ................................................            32,365
   Trustees .................................................            11,828
   Miscellaneous ............................................            38,010
                                                                  -------------
      Total expenses ........................................         1,434,143
   Less expenses reimbursed by investment advisor ...........           (52,178)
   Custodian fees paid indirectly ...........................              (114)
                                                                  -------------
      Net expenses ..........................................         1,381,851
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ................................         1,512,840
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ..................         6,004,215
   Net change in unrealized appreciation (depreciation)
      on investments ........................................          (720,007)
   Net change in unrealized appreciation (depreciation)
      on foreign currency translation .......................              (100)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ..............................         5,284,108
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................     $   6,796,948
                                                                  =============

                       See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                   DECEMBER 31,      DECEMBER 31,
                                                                                                       2005              2004
                                                                                                  -------------     -------------
FROM OPERATIONS
   Net investment income (loss) ..............................................................    $   1,512,840     $   1,381,752
   Net realized gain (loss) ..................................................................        6,004,215         4,205,637
   Net change in unrealized appreciation (depreciation) ......................................         (720,107)        7,900,947
                                                                                                  -------------     -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................        6,796,948        13,488,336
                                                                                                  -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................................................       (1,525,408)       (1,588,870)
                                                                                                  -------------     -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................................       (1,525,408)       (1,588,870)
                                                                                                  -------------     -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,171,916 and 1,495,913 shares, respectively)* .............       14,172,647        16,937,474*
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 691,111 shares, respectively) (See Note 11) .....................................               --         7,796,554
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 1,002,512 shares, respectively) (See Note 11) ...................................               --        11,309,520
   Net asset value of shares issued from reinvestment of distributions
      (123,493 and 135,901 shares, respectively) .............................................        1,525,408         1,588,870
   Cost of shares repurchased (2,420,852 and 676,517 shares, respectively)* ..................      (29,541,479)       (7,640,251)*
                                                                                                  -------------     -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................      (13,843,424)       29,992,167
                                                                                                  -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................................       (8,571,884)       41,891,633
NET ASSETS
   Beginning of period .......................................................................      149,609,444       107,717,811
                                                                                                  -------------     -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $0 AND $0, RESPECTIVELY] ............................................................    $ 141,037,560     $ 149,609,444
                                                                                                  =============     =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                      2005              2004              2003            2002            2001
                                                  -----------       -----------       -----------     -----------     -----------
Net asset value, beginning of period ..........   $     12.07       $     11.06       $      8.77     $     11.42     $     12.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............          0.13(1)           0.13(1)           0.11            0.08            0.08
   Net realized and unrealized gain (loss) ....          0.45              1.02              2.29           (2.65)          (1.09)
                                                  -----------       -----------       -----------     -----------     -----------
      TOTAL FROM INVESTMENT OPERATIONS ........          0.58              1.15              2.40           (2.57)          (1.01)
                                                  -----------       -----------       -----------     -----------     -----------
LESS DISTRIBUTIONS
   Dividends from net investment income .......         (0.13)            (0.14)            (0.11)          (0.08)          (0.06)
   Distributions from net realized gains ......            --                --                --              --           (0.03)
                                                  -----------       -----------       -----------     -----------     -----------
      TOTAL DISTRIBUTIONS .....................         (0.13)            (0.14)            (0.11)          (0.08)          (0.09)
                                                  -----------       -----------       -----------     -----------     -----------
CHANGE IN NET ASSET VALUE .....................          0.45              1.01              2.29           (2.65)          (1.10)
                                                  -----------       -----------       -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD ................   $     12.52       $     12.07       $     11.06     $      8.77     $     11.42
                                                  ===========       ===========       ===========     ===========     ===========
Total return ..................................          4.80%            10.48%            27.46%         (22.51)%         (8.17)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......   $   141,038       $   149,609       $   107,718     $    80,824     $   115,740
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................          0.95%             0.95%             0.95%           0.93%           0.85%
   Gross operating expenses ...................          0.99%             0.98%             1.01%           0.95%           0.93%
   Net investment income (loss) ...............          1.04%             1.13%             1.18%           0.79%           0.65%
Portfolio turnover ............................            44%               58%               55%             60%             29%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 9.34%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Growth Index, the series style-specific benchmark, returned 4.15%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: During the year, the financial media was worried about plenty -- rising interest rates, real estate bubbles, a tapped-out consumer, U.S. trade deficits, a looming recession and more. However the market climbed this wall of worry to post its third straight year of positive performance. Earnings growth of the Russell 2000 Growth Index was up approximately 19% in 2005 while posting growth of 88% in 2004. In fact, over the past four years, the Russell 2000 Growth has posted compounded average earnings growth of 26%. Part of the reason behind the strength has been a rebound in net profit margins, which have tripled since 2002, from a low of 0.9% to the current level of 2.7%. Small companies have shown great flexibility in cutting necessary costs out of their businesses after the recession, which has fueled much of the rise. However, it is interesting to note that despite the jump in net profit margins to 2.7%, we are still below the long-term median of 3.7%. So, in our opinion, there is room to go up, giving a tail wind to earnings growth.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: In 2005, the hot sector in the market was energy, which was up significantly on the heels of rising oil and gas prices. Having very little dollars invested in this sector detracted from overall portfolio performance, however, we made up in other sectors. Specifically, we performed well in consumer staples and information technology.

      The biggest contributor to performance in consumer staples was Hansen Natural. Helped by growth from its energy drink Monster, the company's stock was up 287% in 2005. Technology was another strong performer in the portfolio, despite being the weakest sector in the index.

      We believe the series' good performance is the result of our strict investment criteria. The companies we buy must have three primary characteristics -- high earnings growth, high or improving return on invested capital, and sustainable competitive advantages.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                      8/15/00 TO
                                                1 YEAR    5 YEARS      12/31/05
--------------------------------------------------------------------------------
Small-Cap Growth Series                          9.34%    (1.73)%       (4.58)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%     0.55%        (1.58)%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index                     4.15%     2.28%        (1.36)%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  Small-Cap       Russell 2000(R)     S&P 500(R)
                Growth Series      Growth Index         Index
                -------------     ---------------     ----------
 8/15/2000         $10,000            $10,000          $10,000
12/29/2000           8,482              8,299            8,930
12/31/2001           6,216              7,534            7,870
12/31/2002           4,426              5,254            6,131
12/31/2003           6,480              7,804            7,891
12/31/2004           7,108              8,921            8,748
12/30/2005           7,772              9,291            9,179

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING          ENDING       EXPENSES PAID
      ENGEMANN SMALL-CAP         ACCOUNT VALUE    ACCOUNT VALUE       DURING
        GROWTH SERIES            JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  --------------  -----------------  -------------
Actual                            $  1,000.00       $  1,076.20         $  6.54

Hypothetical (5% return before
   expenses)                         1,000.00          1,018.82            6.38

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.25%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.34%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. j2 Global Communications, Inc.                                          4.4%
 2. Hansen Natural Corp.                                                    4.1%
 3. ARM Holdings plc Sponsored ADR                                          4.0%
 4. Stewart (W.P.) & Co. Ltd.                                               3.8%
 5. GAMCO Investors, Inc. Class A                                           3.7%
 6. Avid Technology, Inc.                                                   3.5%
 7. INAMED Corp.                                                            3.4%
 8. O2Micro International Ltd. ADR                                          3.3%
 9. Nektar Therapeutics                                                     3.3%
10. Advisory Board Co. (The)                                                2.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    32%
Consumer Discretionary                    21
Health Care                               18
Industrials                               11
Financials                                 9
Consumer Staples                           5
Telecommunication Services                 2
Other                                      2

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                       SHARES        VALUE
                                                       -------    -----------
DOMESTIC COMMON STOCKS--85.4%

AIR FREIGHT & LOGISTICS--1.0%
   Pacer International, Inc. ........................    7,300    $   190,238
                                                                  -----------
APPLICATION SOFTWARE--1.4%
   Blackboard, Inc. (b) .............................    9,100        263,718
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.7%
   GAMCO Investors, Inc. Class A ....................   16,300        709,539
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.5%
   Winnebago Industries, Inc. .......................    2,800         93,184
                                                                  -----------
AUTOMOTIVE RETAIL--1.7%
   Advance Auto Parts, Inc. (b) .....................    7,700        334,642
                                                                  -----------
BIOTECHNOLOGY--10.6%
   Abgenix, Inc. (b) ................................    9,300        200,043
   Coley Pharmaceutical Group, Inc. (b) .............    2,600         39,416
   Critical Therapeutics, Inc. (b) ..................   14,300        102,674
   ICOS Corp. (b) ...................................    6,600        182,358
   Inhibitex, Inc. (b) ..............................   25,455        213,822
   Nektar Therapeutics (b) ..........................   38,700        637,002
   Neurocrine Biosciences, Inc. (b) .................    5,900        370,107
   NPS Pharmaceuticals, Inc. (b) ....................    9,700        114,848
   Nuvelo, Inc. (b) .................................   22,500        182,475
                                                                  -----------
                                                                    2,042,745
                                                                  -----------
BROADCASTING & CABLE TV--0.4%
   WorldSpace, Inc. Class A (b) .....................    5,700         82,707
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
CASINOS & GAMING--3.3%
   Multimedia Games, Inc. (b) .......................   13,600    $   125,800
   Scientific Games Corp. Class A (b) ...............   15,300        417,384
   Shuffle Master, Inc. (b) .........................    3,900         98,046
                                                                  -----------
                                                                      641,230
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.7%
   SafeNet, Inc. (b) ................................   13,200        425,304
   Telkonet, Inc. (b) ...............................   22,000         91,300
                                                                  -----------
                                                                      516,604
                                                                  -----------
COMPUTER HARDWARE--4.9%
   Avid Technology, Inc. (b) ........................   12,300        673,548
   Stratasys, Inc. (b) ..............................   10,800        270,108
                                                                  -----------
                                                                      943,656
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
   MoneyGram International, Inc. ....................    6,600        172,128
                                                                  -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--7.1%
   Advisory Board Co. (The) (b) .....................   11,700        557,739
   Corporate Executive Board Co. (The) ..............    6,200        556,140
   Tetra Tech, Inc. (b) .............................   15,800        247,586
                                                                  -----------
                                                                    1,361,465
                                                                  -----------
EDUCATION SERVICES--1.8%
   Lincoln Educational Services Corp. (b) ...........    4,400         62,744
   Strayer Education, Inc. ..........................    3,000        281,100
                                                                  -----------
                                                                      343,844
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

                                                       SHARES        VALUE
                                                       -------    -----------
GENERAL MERCHANDISE STORES--0.1%
   99 Cents Only Stores (b) .........................    2,500    $    26,150
                                                                  -----------
HEALTH CARE EQUIPMENT--3.7%
   Conor Medsystems, Inc.(b) ........................    3,200         61,920
   INAMED Corp. (b) .................................    7,400        648,832
                                                                  -----------
                                                                      710,752
                                                                  -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.6%
   Resources Connection, Inc.(b) ....................    4,500        117,270
                                                                  -----------
INTERNET SOFTWARE & SERVICES--8.5%
   CNET Networks, Inc. (b) ..........................   13,000        190,970
   Digitas, Inc. (b) ................................   12,700        159,004
   Equinix, Inc. (b) ................................    8,100        330,156
   j2 Global Communications, Inc. (b) ...............   20,000        854,800
   NetRatings, Inc. (b) .............................    7,500         92,475
                                                                  -----------
                                                                    1,627,405
                                                                  -----------
LEISURE FACILITIES--2.4%
   Life Time Fitness, Inc. (b) ......................   12,200        464,698
                                                                  -----------
LEISURE PRODUCTS--3.2%
   MarineMax, Inc. (b) ..............................    5,800        183,106
   Marvel Entertainment, Inc. (b) ...................    7,100        116,298
   Polaris Industries, Inc. .........................    6,200        311,240
                                                                  -----------
                                                                      610,644
                                                                  -----------
MOVIES & ENTERTAINMENT--0.5%
   CKX, Inc. (b) ....................................    7,600         98,800
                                                                  -----------
OFFICE SERVICES & SUPPLIES--1.9%
   PeopleSupport, Inc. (b) ..........................   43,800        371,862
                                                                  -----------
PACKAGED FOODS & MEATS--0.5%
   Hain Celestial Group, Inc. (The) (b) .............    4,200         88,872
                                                                  -----------
PHARMACEUTICALS--3.7%
   Barrier Therapeutics, Inc. (b) ...................    5,100         41,820
   Medicis Pharmaceutical Corp. Class A .............    3,000         96,150
   MGI Pharma, Inc. (b) .............................   21,300        365,508
   Sepracor, Inc. (b) ...............................    4,000        206,400
                                                                  -----------
                                                                      709,878
                                                                  -----------
RESTAURANTS--2.8%
   Chang's (P.F.) China Bistro, Inc. (b) ............    2,000         99,260
   Cheesecake Factory, Inc. (The) (b) ...............   11,700        437,463
                                                                  -----------
                                                                      536,723
                                                                  -----------
SEMICONDUCTORS--5.7%
   Integrated Device Technology, Inc. (b) ...........   13,980        184,256
   Mindspeed Technologies, Inc. (b) .................  156,200        367,070
   ON Semiconductor Corp. (b) .......................   77,800        430,234
   Semtech Corp. (b) ................................    6,700        122,342
                                                                  -----------
                                                                    1,103,902
                                                                  -----------
SOFT DRINKS--4.1%
   Hansen Natural Corp. (b) .........................   10,100        795,981
                                                                  -----------
SPECIALIZED CONSUMER SERVICES--1.6%
   Collectors Universe, Inc. (b) ....................   19,000        306,280
                                                                  -----------
SPECIALTY STORES--2.1%
   Guitar Center, Inc. (b) ..........................    8,100        405,081
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
THRIFTS & MORTGAGE FINANCE--2.0%
   Federal Agricultural Mortgage Corp. Class C ......   12,700     $  380,111
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--2.0%
   InPhonic, Inc. (b) ...............................   43,700        379,753
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $12,063,870) ....................              16,429,862
                                                                  -----------
FOREIGN COMMON STOCKS(c)--13.1%

APPLICATION SOFTWARE--0.8%
   Retalix Ltd. (United States) (b) .................    6,400        156,544
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.8%
   Stewart (W.P.) & Co. Ltd. (United States) ........   31,200        735,384
                                                                  -----------
HEALTH CARE EQUIPMENT--0.3%
   Given Imaging Ltd. (United States) (b) ...........    2,362         61,641
                                                                  -----------
MOVIES & ENTERTAINMENT--0.8%
   Imax Corp. (United States) (b) ...................   22,400        158,144
                                                                  -----------
SEMICONDUCTORS--7.4%
   ARM Holdings plc Sponsored ADR (United Kingdom) ..  124,900        775,629
   O2Micro International Ltd. ADR (Taiwan) (b) ......   62,700        638,286
                                                                  -----------
                                                                    1,413,915
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $2,052,945) .....................               2,525,628
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.5%
   (Identified cost $14,116,815) ....................              18,955,490
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                       -------
SHORT-TERM INVESTMENTS--2.0%

COMMERCIAL PAPER (d)--2.0%
   Sysco Corp. 4.15%, 1/3/06 ........................  $   395        394,909
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $394,909) .......................                 394,909
                                                                 ------------
TOTAL INVESTMENTS--100.5%
   (Identified cost $14,511,724) ....................              19,350,399(a)
   Other assets and liabilities, net--(0.5)% ........                (105,462)
                                                                 ------------
NET ASSETS--100.0% ..................................            $ 19,244,937
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,249,648 and gross depreciation of $799,984 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $14,900,735.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $14,511,724) ....  $ 19,350,399
Cash ............................................................         2,802
Receivables
   Investment securities sold ...................................        13,151
   Dividends ....................................................         1,195
   Fund shares sold .............................................           705
Prepaid expenses ................................................         1,199
                                                                   ------------
      Total assets ..............................................    19,369,451
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased ..............................        30,985
   Fund shares repurchased ......................................        25,224
   Professional fee .............................................        29,644
   Investment advisory fee ......................................        17,986
   Financial agent fee ..........................................         3,763
   Trustees' fee ................................................         1,234
   Administration fee ...........................................         1,218
   Other accrued expenses .......................................        14,460
                                                                   ------------
      Total liabilities .........................................       124,514
                                                                   ------------
NET ASSETS ......................................................  $ 19,244,937
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............  $ 18,131,243
   Accumulated net realized loss ................................    (3,724,981)
   Net unrealized appreciation ..................................     4,838,675
                                                                   ------------
NET ASSETS ......................................................  $ 19,244,937
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ......................................     2,477,254
                                                                   ============
Net asset value and offering price per share ....................  $       7.77
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ....................................................  $     69,551
   Interest .....................................................        17,238
   Foreign taxes withheld .......................................        (1,679)
                                                                   ------------
      Total investment income ...................................        85,110
                                                                   ------------
EXPENSES
   Investment advisory fee ......................................       190,402
   Financial agent fee ..........................................        45,804
   Administration fee ...........................................        15,444
   Professional .................................................        32,878
   Custodian ....................................................        24,508
   Printing .....................................................        14,794
   Trustees .....................................................        11,829
   Miscellaneous ................................................        20,273
                                                                   ------------
      Total expenses ............................................       355,932
   Less expenses reimbursed by investment advisor ...............       (91,354)
   Custodian fees paid indirectly ...............................          (111)
                                                                   ------------
      Net expenses ..............................................       264,467
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ....................................      (179,357)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................     2,295,520
   Net change in unrealized appreciation (depreciation)
      on investments ............................................      (697,058)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS ..................................     1,598,462
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................................  $  1,419,105
                                                                   ============

                       See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED     YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,
                                                                               2005           2004
                                                                           ------------   ------------
FROM OPERATIONS
   Net investment income (loss) .........................................  $   (179,357)  $   (185,322)
   Net realized gain (loss) .............................................     2,295,520      1,399,029
   Net change in unrealized appreciation (depreciation) .................      (697,058)       111,558
                                                                           ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........     1,419,105      1,325,265
                                                                           ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,644,887 and
      1,236,065 shares, respectively)* ..................................    11,725,180      8,545,044*
   Cost of shares repurchased (2,216,265 and 1,484,295
      shares, respectively)* ............................................   (15,562,263)    (9,561,780)*
                                                                           ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............    (3,837,083)    (1,016,736)
                                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................    (2,417,978)       308,529

NET ASSETS
   Beginning of period ..................................................    21,662,915     21,354,386
                                                                           ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $0 AND $0, RESPECTIVELY] ................................  $ 19,244,937   $ 21,662,915
                                                                           ============   ============

*    See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                     2005       2004      2003       2002       2001
                                                   ---------   -------   -------    -------    -------
Net asset value, beginning of period ............  $    7.11   $  6.48   $  4.42    $  6.21    $  8.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2) ..............      (0.06)    (0.05)    (0.05)     (0.05)     (0.04)
   Net realized and unrealized gain (loss) ......       0.72      0.68      2.11      (1.74)     (2.23)
                                                   ---------   -------   -------    -------    -------
      TOTAL FROM INVESTMENT OPERATIONS ..........       0.66      0.63      2.06      (1.79)     (2.27)
                                                   ---------   -------   -------    -------    -------
LESS DISTRIBUTIONS
   Dividends from net investment income .........         --        --        --         --         --(1)
                                                   ---------   -------   -------    -------    -------
      TOTAL DISTRIBUTIONS .......................         --        --        --         --         --(1)
                                                   ---------   -------   -------    -------    -------
CHANGE IN NET ASSET VALUE .......................       0.66      0.63      2.06      (1.79)     (2.27)
                                                   ---------   -------   -------    -------    -------
NET ASSET VALUE, END OF PERIOD ..................  $    7.77   $  7.11   $  6.48    $  4.42    $  6.21
                                                   =========   =======   =======    =======    =======
Total return ....................................       9.34%     9.69%    46.42%    (28.80)%   (26.72)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ........  $  19,245   $21,663   $21,354    $10,959    $13,465
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .......................       1.25%     1.25%     1.25%      1.23%      1.15%
   Gross operating expenses .....................       1.68%     1.57%     1.73%      2.22%      2.13%
   Net investment income (loss) .................      (0.85)%   (0.81)%   (0.97)%    (0.99)%    (0.55)%
Portfolio turnover ..............................         85%       61%       49%        65%        31%

(1)   Amount is less than $0.01.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM LED BY DONG HAO ZHANG (EQUITIES) AND DAVID L. ALBRYCHT (FIXED INCOME)

Q: HOW DID THE PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.79%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index returned 2.43%. The Composite Index for Strategic Allocation Series, the series style-specific benchmark, returned 4.01%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

EQUITY DISCUSSION

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' EQUITY PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' equity portfolio underperformed the S&P 500(R) during the fiscal year due mainly to poor stock picking in the technology sector and the underweighting of energy stocks. As oil prices rose throughout the year, energy stocks were among the best performers in the market. The S&P Energy Sector Index rose from 289 on December 31, 2004 to 372 one year later. The series' relative lack of oil stocks hurt performance significantly. In addition, Avocent Corp. preannounced an earnings shortfall in March, causing its stock to tumble 30%. More recently, Flextronics Corp. announced poor earnings for the third quarter of 2005, which led to a 31.5% downturn for its stock.

      On the positive side, we had excellent stock picking in the Industrial sector. In particular, Jacobs Engineering Group was up over 40% due to strong business momentum in commercial construction, especially for oil and gas projects.

FIXED INCOME DISCUSSION

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

Q: WHAT FACTORS AFFECTED THE SERIES' FIXED INCOME PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' fixed income portion benefited from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, and non-agency residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

      Relative to the Lehman Brothers Aggregate Bond Index, the series' overweight position to the corporate high quality sector hurt performance, as this was one of the worst performing sectors within the Index for the 12 months ended December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector. The portfolio was also hurt by its allocation to non-U.S. dollar bonds as the U.S. dollar unexpectedly strengthened during the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                   1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Strategic Allocation Series                         1.79%     3.38%       7.71%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    4.93%     0.55%       9.12%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                2.43%     5.87%       6.16%
--------------------------------------------------------------------------------
Composite Index for Strategic Allocation Series     4.01%     3.00%       8.28%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

               Strategic                                   Lehman Brothers
               Allocation     Composite     S&P 500(R)      Aggregate Bond
                 Series         Index        Index 2            Index 4
               ----------     ---------     ----------     ---------------
12/29/1995       $10,000       $10,000       $10,000           $10,000
12/31/1996        10,905        11,514        12,325            10,363
12/31/1997        13,165        14,233        16,438            11,363
12/31/1998        15,902        17,235        21,165            12,351
12/31/1999        17,693        19,311        25,639            12,249
12/29/2000        17,796        19,114        23,283            13,673
12/31/2001        18,129        18,406        20,518            14,827
12/31/2002        16,030        16,599        15,984            16,348
12/31/2003        19,215        19,669        20,573            17,019
12/31/2004        20,649        21,299        22,807            17,758
12/31/2005        21,018        22,154        23,932            18,189

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                         PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Strategic Allocation Series you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING         ENDING         EXPENSES PAID
      ENGEMANN STRATEGIC        ACCOUNT VALUE    ACCOUNT VALUE        DURING
       ALLOCATION SERIES        JUNE 30, 2005  DECEMBER 31, 2005      PERIOD*
------------------------------  -------------  -----------------  -------------
Actual                           $  1,000.00      $  1,020.60        $  4.11

Hypothetical (5% return before
   expenses)                        1,000.00         1,021.09           4.11

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.81%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.79%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,017.90.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(l)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.2%
 2. Bank of America Corp.                                                   2.1%
 3. Procter & Gamble Co. (The)                                              2.0%
 4. Wells Fargo & Co.                                                       1.9%
 5. Exxon Mobil Corp.                                                       1.7%
 6. FNMA 5.50%, 6/1/34                                                      1.7%
 7. JPMorgan Chase & Co.                                                    1.7%
 8. Johnson & Johnson                                                       1.6%
 9. International Business Machines Corp.                                   1.6%
10. Cisco Systems, Inc.                                                     1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Common Stocks                    55%
Non-Agency Mortgage-Backed Securities      9
Agency Mortgage-Backed Securities          8
Domestic Corporate Bonds                   7
Municipal Bonds                            5
Foreign Corporate Bonds                    4
Asset-Backed Securities                    2
Other                                     10

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
U.S. GOVERNMENT SECURITIES--2.1%

U.S. TREASURY BONDS--1.0%
   U.S. Treasury Bond 5.375%, 2/15/31 ................  $  2,995    $ 3,364,227
                                                                    -----------
U.S. TREASURY NOTES--1.1%
   U.S. Treasury Note 4.50%, 11/15/10 ................       500        502,695
   U.S. Treasury Note 4.25%, 8/15/15 .................     2,560      2,526,899
   U.S. Treasury Note 4.50%, 11/15/15 ................       925        932,588
                                                                    -----------
                                                                      3,962,182
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $7,273,935) ......................                7,326,409
                                                                    -----------
AGENCY MORTGAGE-BACKED SECURITIES--8.4%

   FNMA 5%, 12/1/18 ..................................     1,364      1,351,528
   FNMA 4.50%, 6/1/19 ................................       611        595,395
   FNMA 4%, 6/1/20 ...................................       804        767,835
   FNMA 5%, 6/1/20 ...................................     1,948      1,926,952
   FNMA 4.50%, 7/1/20 ................................     1,466      1,426,947
   FNMA 4.50%, 7/1/20 ................................        93         90,451
   FNMA 5.50%, 10/1/20 ...............................       790        795,327
   FNMA 6.50%, 10/1/31 ...............................        49         50,002
   FNMA 6%, 9/1/32 ...................................       264        267,051
   FNMA 6%, 12/1/32 ..................................     1,419      1,434,686
   FNMA 5%, 5/1/34 ...................................     1,312      1,273,881
   FNMA 5.50%, 5/1/34 ................................     1,377      1,364,953
   FNMA 5.50%, 6/1/34 ................................     6,105      6,050,649
   FNMA 5.50%, 6/1/34 ................................     4,910      4,866,145
   FNMA 6%, 7/1/34 ...................................       877        885,244
   FNMA 5%, 6/1/35 ...................................     5,284      5,120,221
   GNMA 6.50%,'23-'32 ................................     1,367      1,430,411
                                                                    -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $29,879,241) .....................               29,697,678
                                                                    -----------

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
MUNICIPAL BONDS--5.3%

CALIFORNIA--2.4%
   Alameda Corridor Transportation Authority Taxable
      Series C 6.50%, 10/1/19 (MBIA Insured) .........  $  1,000    $ 1,114,600
   Alameda Corridor Transportation Authority Taxable
      Series C 6.60%, 10/1/29 (MBIA Insured) .........     1,000      1,152,530
   Contra Costa County California Fire Department
      Taxable 4.90%, 8/1/16 (MBIA Insured) ...........     1,250      1,238,775
   Fresno County Pension Obligation Taxable 6.21%,
      8/15/06 (FSA Insured) ..........................       255        257,216
   Kern County Pension Obligation Taxable 7.26%,
      8/15/14 (MBIA Insured) .........................       420        478,750
   Long Beach Pension Obligation Taxable 6.87%,
      9/1/06 (FSA Insured)(j) ........................         2          2,028
   Long Beach Pension Obligation Taxable 6.87%,
      9/1/06 (FSA Insured) ...........................        55         55,742
   San Bernardino County Pension Obligation Taxable
      Series A 5.43%, 8/1/13 (FGIC Insured) ..........     1,750      1,794,660
   Sonoma County Pension Obligation Taxable 6.625%,
      6/1/13 (FSA Insured) ...........................     1,270      1,365,504
   University of California Series F 4.375%,
      5/15/30 (FSA Insured) ..........................       995        965,190
                                                                    -----------
                                                                      8,424,995
                                                                    -----------
FLORIDA--0.2%
   University of Miami Taxable Series A 7.65%,
      4/1/20 (MBIA Insured) ..........................       810        831,886
                                                                    -----------
KENTUCKY--0.5%
   Kentucky State Property and Buildings
      Commission 5%, 10/1/12
      (AMBAC Insured) ................................     1,500      1,621,785
                                                                    -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
MISSISSIPPI--0.2%
   Mississippi Development Bank Taxable 5%,
      6/1/12 (FSA Insured) ...........................  $    710    $   711,513
                                                                    -----------
NEW JERSEY--0.2%
   New Jersey State Educational Facilities
      Authority Princeton University Series B,
      4.25%, 7/1/35 ..................................       870        827,857
                                                                    -----------
PENNSYLVANIA--0.8%
   Philadelphia Authority for Industrial
      Development Pension Funding Taxable
      Series A 5.79%, 4/15/09 (MBIA Insured) .........     1,400      1,441,888
   Pittsburgh Pension Obligation Taxable
      Series C 6.50%, 3/1/17 (FGIC Insured) ..........     1,250      1,385,013
                                                                    -----------
                                                                      2,826,901
                                                                    -----------
TEXAS--0.3%
   Dallas-Fort Worth International Airport
      Facilities Improvement Corp. Taxable
      6.40%, 11/1/07 (MBIA Insured) ..................     1,000      1,028,220
                                                                    -----------
VIRGINIA--0.5%
   Virginia State Public Building Authority
      Public Facilities Series A 5%, 8/1/12 ..........     1,500      1,620,075
                                                                    -----------
WISCONSIN--0.2%
   Wauwatosa Redevelopment Authority
      Economic Improvements Taxable 5.20%,
      12/1/14 (MBIA Insured) .........................       775        777,472
                                                                    -----------
TOTAL MUNICIPAL BONDS
   (Identified cost $18,236,947) .....................               18,670,704
                                                                    -----------
ASSET-BACKED SECURITIES--2.4%

   Capital One Master Trust 01-5 A 5.30%,
      6/15/09 ........................................     2,500      2,506,772
   Carmax Auto Owner Trust 05-2, A4 4.34%,
      9/15/10 ........................................       900        888,750
   GMAC Mortgage Corp. Loan Trust 05-HE2,
      A3 4.622%, 11/25/35(f) .........................     1,000        988,750
   Merrill Lynch Mortgage Investors, Inc.
      05-NCA A 4.639%, 2/25/36(f) ....................     1,100      1,100,441
   Morgan Stanley Auto Loan Trust 04-HB1,
      A4 3.33%, 10/15/11 .............................     1,000        975,000
   Onyx Acceptance Owners Trust 03-D, A4
      3.20%, 3/15/10 .................................     1,000        985,029
   WFS Financial Owner Trust 03-1, A4 2.74%,
      9/20/10 ........................................       877        867,953
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $8,434,775) ......................                8,312,695
                                                                    -----------
DOMESTIC CORPORATE BONDS--7.1%

ADVERTISING--0.1%
   Lamar Media Corp. 6.625%, 8/15/15 .................       415        418,631
                                                                    -----------
AEROSPACE & DEFENSE--0.3%
   Rockwell Collins, Inc. 4.75%, 12/1/13 .............     1,000        992,314
                                                                    -----------
AGRICULTURAL PRODUCTS--0.2%
   Corn Products International, Inc. 8.25%,
      7/15/07 ........................................       500        522,425
                                                                    -----------

AUTOMOBILE MANUFACTURERS--0.0%
   DaimlerChrysler NA Holding Corp. 6.50%,
      11/15/13 .......................................       130        136,116
                                                                    -----------
BROADCASTING & CABLE TV--0.1%
   Echostar DBS Corp. 6.375%, 10/1/11 ................       325        314,438
                                                                    -----------

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
CASINOS & GAMING--0.4%
   Harrah's Operating Co., Inc. 7.50%, 1/15/09 .......  $    250    $   264,792
   MGM MIRAGE 6.375%, 12/15/11 .......................       750        749,062
   Station Casinos, Inc. 6.875%, 3/1/16 ..............       300        308,250
                                                                    -----------
                                                                      1,322,104
                                                                    -----------
CONSUMER FINANCE--1.0%
   Ford Motor Credit Co. 8.625%, 11/1/10 .............       300        273,597
   General Electric Capital Corp. 6%, 6/15/12 ........       700        737,234
   General Motors Acceptance Corp. 6.875%,
      8/28/12 ........................................       500        451,247
   General Motors Acceptance Corp. 6.75%,
      12/1/14 ........................................        80         72,085
   SLM Corp. 5.97%, 2/1/10(f) ........................     1,950      1,877,811
                                                                    -----------
                                                                      3,411,974
                                                                    -----------
DIVERSIFIED BANKS--0.3%
   National Capital Trust II 144A 5.486%,
      12/29/49(d)(f) .................................       950        949,363
                                                                    -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   International Lease Finance Corp. 4.75%,
      1/13/12 ........................................       625        609,372
                                                                    -----------
ELECTRIC UTILITIES--0.3%
   Entergy Gulf States, Inc. 5.70%, 6/1/15 ...........     1,000        978,673
                                                                    -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
   Mettler-Toledo International, Inc. 4.85%,
      11/15/10 .......................................     1,000        978,781
                                                                    -----------
HEALTH CARE DISTRIBUTORS--0.0%
   AmerisourceBergen Corp. 144A 5.625%,
      9/15/12(d) .....................................        90         90,000
                                                                    -----------
HEALTH CARE FACILITIES--0.1%
   HCA, Inc. 6.30%, 10/1/12 ..........................       400        403,997
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES--0.0%
   La Quinta Properties, Inc. 7%, 8/15/12 ............        75         81,563
                                                                    -----------
INDUSTRIAL MACHINERY--0.6%
   ITW Cupids Financing Trust I 144A 6.55%,
      12/31/11(d)(e) .................................     2,000      2,132,486
                                                                    -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
   Qwest Corp. 8.875%, 3/15/12 .......................       325        368,063
   Verizon Global Funding Corp. 4.90%, 9/15/15 .......       225        217,801
                                                                    -----------
                                                                        585,864
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--0.1%
   Morgan Stanley 5.375%, 10/15/15 ...................       460        460,446
                                                                    -----------
METAL & GLASS CONTAINERS--0.0%
   Plastipak Holdings, Inc. 144A 8.50%, 12/15/15(d) ..       110        111,650
                                                                    -----------
MOVIES & ENTERTAINMENT--0.1%
   Time Warner, Inc. 6.875%, 5/1/12 ..................       415        441,759
                                                                    -----------
MULTI-UTILITIES--0.3%
   Dominion Resources, Inc. 5%, 3/15/13 ..............       175        170,391
   NiSource Finance Corp. 5.45%, 9/15/20 .............       930        901,097
                                                                    -----------
                                                                      1,071,488
                                                                    -----------
OIL & GAS DRILLING--0.1%
   Diamond Offshore Drilling, Inc. 4.875%, 7/1/15 ....       420        410,490
                                                                    -----------
OIL & GAS STORAGE & TRANSPORTATION--0.2%
   AmeriGas Partners LP 7.25%, 5/20/15 ...............       500        512,500
   Kinder Morgan Finance 144A 5.70%, 1/5/16(d) .......       350        353,026
                                                                    -----------
                                                                        865,526
                                                                    -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.3%
   Bosphorus Financial Services Ltd. 144A 6.14%,
      2/15/12(d)(f) ..................................  $    400    $   402,052
   Erac USA Finance Co. 144A 5.90%, 11/15/15(d) ......       245        249,214
   JPMorgan Chase & Co. 5.125%, 9/15/14 ..............       500        494,955
                                                                    -----------
                                                                      1,146,221
                                                                    -----------
REGIONAL BANKS--0.3%
   Zions Bancorp 5.65%, 5/15/14 ......................     1,000      1,024,772
                                                                    -----------
REITS--0.8%
   Colonial Properties Trust 6.25%, 6/15/14 ..........     1,500      1,548,975
   HRPT Properties Trust 5.75%, 11/1/15 ..............       275        274,050
   iStar Financial, Inc. 5.375%, 4/15/10 .............       975        966,291
                                                                    -----------
                                                                      2,789,316
                                                                    -----------
TOBACCO--0.2%
   Reynolds (R.J.) Tobacco Holdings, Inc.
   144A 7.30%, 7/15/15 (d) ...........................       600        615,000
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   Hughes Supply, Inc. 5.50%, 10/15/14 ...............       950        924,160
   United Rentals North America, Inc. 6.50%,
      2/15/12 ........................................       500        489,375
                                                                    -----------
                                                                      1,413,535
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
   Nextel Communications, Inc. Series E 6.875%,
      10/31/13 .......................................       750        782,410
                                                                    -----------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $25,084,389) .....................               25,060,714
                                                                    -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.3%
   Countrywide Home Loan Mortgage
      Pass-Through Trust 04-12, 12A1 4.79%,
      8/25/34 (f) ....................................       882        871,457
   Countrywide Home Loan Mortgage Pass-Through
      Trust 04-13, 1A1 5.50%, 8/25/34 ................       970        965,121
   Crown Castle Towers LLC 05-1A, AFX 144A
      4.643%, 6/15/35 (d) ............................       800        783,506
   CS First Boston Mortgage Securities Corp.
      97-C2 B 6.72%, 1/17/35 .........................     2,000      2,061,363
   CS First Boston Mortgage Securities Corp.
      97-C2, A3 6.55%, 1/17/35 .......................     2,200      2,252,823
   DLJ Commercial Mortgage Corp. 98-CF2,
      A1B 6.24%, 11/12/31 ............................     2,960      3,050,748
   First Horizon Mortgage Pass-Through Trust
      05-AR1, 2A1 5.033%, 4/25/35 (f) ................     1,059      1,046,642
   GMAC Commercial Mortgage Securities, Inc.
      97-C2, A3 6.566%, 4/15/29 ......................       800        819,000
   GS Mortgage Securities Corp. II 05-GG4, AJ
      4.782%, 7/10/39 ................................     1,640      1,577,641
   GS Mortgage Securities Corp. II 99-C1, A2
      6.11%, 11/18/30 (f) ............................     3,625      3,711,247
   Homestar Net Interest Margin Trust 04-3,
      A1 144A 5.50%, 7/25/34 (d) .....................        20         19,883
   JPMorgan Chase Commercial Mortgage
      Securities Corp. 01-CIBC, A3 6.26%,
      3/15/33 ........................................     2,560      2,691,908
   JPMorgan Mortgage Trust 05-S2, 2A15 6%,
      9/25/35 ........................................     1,824      1,824,224
   Lehman Brothers Commercial Conduit
      Mortgage Trust 99-C2, A2 7.325%, 10/15/32 ......     1,840      1,969,749
   Master Resecuritization Trust 05-1 144A 5%,
      10/28/34 (d) ...................................       599        572,978
   Residential Asset Mortgage Products, Inc.
      03-RS6, AI3 3.08%, 12/25/28 ....................       382        379,601
   Residential Funding Mortgage Securities I, Inc.
      05-SA1, 2A 4.897%, 3/25/35 (f) .................     1,122      1,108,202

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Structured Asset Securities Corp. 03-32,
      1A1 5.30%, 11/25/33(f) .........................  $    709    $   689,466
   Structured Asset Securities Corp. 05-6,
      4A1 5%, 5/25/35 ................................     1,416      1,365,505
   Wells Fargo Mortgage Backed Securities Trust
      03-4, A18 5.50%, 6/25/33 .......................       400        395,053
   Wells Fargo Mortgage Backed Securities Trust
      04-EE, 2A3 3.989%, 1/25/35(f) ..................       727        705,587
   Wells Fargo Mortgage Backed Securities Trust
      05-5, 1A1 5%, 5/25/20 ..........................       728        714,818
   Wells Fargo Mortgage Backed Securities Trust
      05-AR10, 2A16 4.11%, 6/25/35(f) ................     1,000        974,687
   Wells Fargo Mortgage Backed Securities Trust
      05-AR16, 6A3 5.001%, 10/25/35(f) ...............       680        673,824
   Wells Fargo Mortgage Backed Securities Trust
      05-AR4, 2A1 4.536%, 4/25/35(f) .................     1,751      1,718,669
                                                                    -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $32,769,790) .....................               32,943,702
                                                                    ------------
FOREIGN GOVERNMENT SECURITIES--1.3%

AUSTRALIA--0.1%
   Commonwealth of Australia Series 1106
      6.75%, 11/15/06 ................................       530(h)     392,840
                                                                    -----------
BRAZIL--0.1%
   Federative Republic of Brazil 9.25%,
      10/22/10 .......................................       150        168,225
   Federative Republic of Brazil 8.875%,
      10/14/19 .......................................       200        224,600
                                                                    -----------
                                                                        392,825
                                                                    -----------
NEW ZEALAND--0.1%
   Commonwealth of New Zealand Series
      206 6.50%, 2/15/06 .............................       370(g)     252,489
                                                                    -----------
PANAMA--0.3%
   Republic of Panama 7.25%, 3/15/15 .................       240        256,560
   Republic of Panama 9.375%, 1/16/23 ................       550        691,625
                                                                    -----------
                                                                        948,185
                                                                    -----------
PERU--0.1%
   Republic of Peru 8.75%, 11/21/33 ..................       200        226,000
                                                                    -----------
PHILIPPINES--0.3%
   Republic of Philippines 8.375%, 2/15/11 ...........       585        634,725
   Republic of Philippines 10.625%, 3/16/25 ..........       500        637,500
                                                                    -----------
                                                                      1,272,225
                                                                    -----------
RUSSIA--0.2%
   Russian Federation RegS 5%, 3/31/30(f)(i) .........       650        734,500
                                                                    -----------
TURKEY--0.1%
   Republic of Turkey 7.375%, 2/5/25 .................       200        207,500
                                                                    -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $4,257,840) ......................                4,426,564
                                                                    -----------
FOREIGN CORPORATE BONDS(c)--3.6%

AUSTRALIA--0.5%
   St. George Bank Ltd. 144A 5.30%, 10/15/15(d) ......     1,000      1,004,461
   United Energy Distribution Holdings
      Property Ltd. 144A 5.45%, 4/15/16(d)  ..........       500        512,374
   Westfield Capital Corp. 144A 5.125%, 11/15/14(d) ..       175        172,894
                                                                    -----------
                                                                      1,689,729
                                                                    -----------
BRAZIL--0.1%
   Petrobras International Finance Co.
      9.125%, 7/2/13 .................................       250        291,875
                                                                    -----------

                      See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
CANADA--0.0%
   Rogers Wireless Communications, Inc.
      7.25%, 12/15/12 ................................  $    150    $   158,438
                                                                    -----------
CHILE--0.2%
   Banco Santander Chile 144A 5.375%,
      12/9/14(d) .....................................       300        299,545
   Petropower I Funding Trust 144A 7.36%,
      2/15/14(d) .....................................       536        513,059
                                                                    -----------
                                                                        812,604
                                                                    -----------
GERMANY--0.3%
   Deutsche Bank AG NY Series GS 4.70%,
      3/22/12(f) .....................................     1,000        966,000
                                                                    -----------
KAZAKHSTAN--0.4%
   Kazkommerts International BV 144A 7%,
      11/3/09(d) .....................................     1,250      1,288,750
                                                                    -----------
MALAYSIA--0.5%
   Malaysia International Shipping Corp.
      Capital Ltd. 144A 6.125%, 7/1/14(d) ............       750        788,924
   Petronas Capital Ltd. RegS 7%, 5/22/12(i) .........       750        828,697
                                                                    -----------
                                                                      1,617,621
                                                                    -----------
MEXICO--0.5%
   America Movil SA de CV 5.75%, 1/15/15 .............       340        341,156
   Pemex Project Funding Master Trust
      9.125%, 10/13/10 ...............................       500        575,500
   Pemex Project Funding Master Trust 8%,
      11/15/11 .......................................       450        504,450
   Pemex Project Funding Master Trust 144A
      5.75%, 12/15/15(d) .............................       400        398,000
                                                                    -----------
                                                                      1,819,106
                                                                    -----------
NETHERLANDS--0.2%
   Coca-Cola HBC Finance BV 5.125%, 9/17/13 ..........       750        753,900
                                                                    -----------
SINGAPORE--0.1%
   DBS Bank Ltd. 144A 5%, 11/15/19(d)(f) .............       525        510,833
                                                                    -----------
SOUTH KOREA--0.2%
   Korea Development Bank 5.50%, 11/13/12 ............       800        817,056
                                                                    -----------
UNITED KINGDOM--0.3%
   HBOS plc 144A 5.375%, 11/29/49(d)(f) ..............     1,000        998,084
                                                                    -----------
UNITED STATES--0.3%
   Amvescap plc 5.375%, 12/15/14 .....................     1,000        980,318
                                                                    -----------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $12,613,605) .....................               12,704,314
                                                                    -----------

                                                         SHARES
                                                        --------
DOMESTIC COMMON STOCKS--54.5%

ADVERTISING--2.0%
   Harte-Hanks, Inc. .................................   122,100      3,222,219
   Omnicom Group, Inc. ...............................    46,600      3,967,058
                                                                    -----------
                                                                      7,189,277
                                                                    -----------
AEROSPACE & DEFENSE--1.5%
   United Technologies Corp. .........................    93,500      5,227,585
                                                                    -----------
AIR FREIGHT & LOGISTICS--0.8%
   FedEx Corp. .......................................    28,900      2,987,971
                                                                    -----------
AIRLINES--0.6%
   Alaska Air Group, Inc. (b) ........................    62,200      2,221,784
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
   Mellon Financial Corp. ............................    60,000      2,055,000
                                                                    -----------
CASINOS & GAMING--0.9%
   Harrah's Entertainment, Inc. ......................    42,874      3,056,487
                                                                    -----------

                                                         SHARES        VALUE
                                                        --------    -----------
COMMUNICATIONS EQUIPMENT--2.9%
   Cisco Systems, Inc. (b) ...........................   315,800    $ 5,406,496
   CommScope, Inc. (b) ...............................   117,700      2,369,301
   Tellabs, Inc. (b) .................................   219,600      2,393,640
                                                                    -----------
                                                                     10,169,437
                                                                    -----------
COMPUTER HARDWARE--1.9%
   Dell, Inc. (b) ....................................    36,200      1,085,638
   International Business Machines Corp. .............    66,900      5,499,180
                                                                    -----------
                                                                      6,584,818
                                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
   Alliance Data Systems Corp. (b) ...................    81,900      2,915,640
                                                                    -----------
DIVERSIFIED BANKS--5.5%
   Bank of America Corp. .............................   162,200      7,485,530
   Wachovia Corp. ....................................    99,400      5,254,284
   Wells Fargo & Co. .................................   108,400      6,810,772
                                                                    -----------
                                                                     19,550,586
                                                                    -----------
DRUG RETAIL--0.5%
   CVS Corp. .........................................    65,700      1,735,794
                                                                    -----------
ELECTRIC UTILITIES--0.6%
   DPL, Inc. .........................................    83,600      2,174,436
                                                                    -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
   Emerson Electric Co. ..............................    24,500      1,830,150
                                                                    -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.9%
   Waste Management, Inc. ............................   108,100      3,280,835
                                                                    -----------
FOOTWEAR--0.6%
   NIKE, Inc. Class B ................................    23,000      1,996,170
                                                                    -----------
HEALTH CARE EQUIPMENT--3.4%
   Beckman Coulter, Inc. .............................    67,000      3,812,300
   Fisher Scientific International, Inc. (b) .........    79,000      4,886,940
   Thermo Electron Corp.(b) ..........................   105,400      3,175,702
                                                                    -----------
                                                                     11,874,942
                                                                    -----------
HEALTH CARE SERVICES--0.5%
   Express Scripts, Inc. (b) .........................    23,100      1,935,780
                                                                    -----------
HOUSEHOLD PRODUCTS--3.1%
   Colgate-Palmolive Co. .............................    48,600      2,665,710
   Procter & Gamble Co. (The) ........................   119,800      6,934,024
   Spectrum Brands, Inc.(b) ..........................    60,200      1,222,662
                                                                    -----------
                                                                     10,822,396
                                                                    -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.9%
   Manpower, Inc. ....................................    70,600      3,282,900
                                                                    -----------
INDUSTRIAL CONGLOMERATES--3.2%
   General Electric Co. ..............................   318,500     11,163,425
                                                                    -----------
INDUSTRIAL MACHINERY--0.4%
   Danaher Corp. .....................................    23,500      1,310,830
                                                                    -----------
INTEGRATED OIL & GAS--1.7%
   Exxon Mobil Corp. .................................   108,600      6,100,062
                                                                    -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.7%
   AT&T, Inc. ........................................    46,200      1,131,438
   Verizon Communications, Inc. ......................    48,300      1,454,796
                                                                    -----------
                                                                      2,586,234
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--1.1%
   Merrill Lynch & Co., Inc. .........................    56,300      3,813,199
                                                                    -----------

                      See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                         SHARES        VALUE
                                                        --------    -----------
MANAGED HEALTH CARE--3.5%
   Centene Corp. (b) .................................    93,600    $ 2,460,744
   CIGNA Corp. .......................................    28,800      3,216,960
   Coventry Health Care, Inc.(b) .....................    35,800      2,039,168
   WellCare Health Plans, Inc. (b) ...................    29,700      1,213,245
   WellPoint, Inc. (b) ...............................    44,000      3,510,760
                                                                    -----------
                                                                     12,440,877
                                                                    -----------
MOVIES & ENTERTAINMENT--1.2%
   Walt Disney Co. (The) .............................   180,500      4,326,585
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER--1.1%
   PG&E Corp. ........................................   105,300      3,908,736
                                                                    -----------
OIL & GAS DRILLING--0.9%
   Patterson-UTI Energy, Inc. ........................    33,100      1,090,645
   Transocean, Inc. (b) ..............................    28,200      1,965,258
                                                                    -----------
                                                                      3,055,903
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
   Anadarko Petroleum Corp. ..........................    28,900      2,738,275
                                                                    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.4%
   Citigroup, Inc. ...................................    53,000      2,572,090
   JPMorgan Chase & Co. ..............................   152,200      6,040,818
                                                                    -----------
                                                                      8,612,908
                                                                    -----------
PACKAGED FOODS & MEATS--0.8%
   Dean Foods Co. (b) ................................    36,300      1,367,058
   Kellogg Co. .......................................    27,100      1,171,262
   TreeHouse Foods, Inc. (b) .........................     7,360        137,779
                                                                    -----------
                                                                      2,676,099
                                                                    -----------
PHARMACEUTICALS--2.3%
   Johnson & Johnson .................................    94,000      5,649,400
   Pfizer, Inc. ......................................   111,800      2,607,176
                                                                    -----------
                                                                      8,256,576
                                                                    -----------
RAILROADS--1.2%
   Norfolk Southern Corp. ............................    98,000      4,393,340
                                                                    -----------
RESTAURANTS--0.8%
   McDonald's Corp. ..................................    78,400      2,643,648
                                                                    -----------
SEMICONDUCTORS--0.5%
   Intel Corp. .......................................    65,000      1,622,400
                                                                    -----------
SOFT DRINKS--1.4%
   Coca-Cola Co. (The) ...............................   118,600      4,780,766
                                                                    -----------

                                                         SHARES        VALUE
                                                        --------    -----------
SYSTEMS SOFTWARE--1.4%
   Microsoft Corp. ...................................   189,700    $ 4,960,655
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
   Sprint Nextel Corp. ...............................    87,502      2,044,047
                                                                    -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $157,813,958) ....................              192,326,553
                                                                    -----------
FOREIGN COMMON STOCKS(c)--2.0%

APPLICATION SOFTWARE--0.6%
   Amdocs Ltd. (United States) (b) ...................    85,600      2,354,000
                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.6%
   Alcatel SA Sponsored ADR (France) (b) .............   175,900      2,181,160
                                                                    -----------
ELECTRONIC MANUFACTURING SERVICES--0.8%
   Flextronics International Ltd. (Singapore) (b) ....   259,300      2,707,092
                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $7,879,635) ......................                7,242,252
                                                                    -----------
EXCHANGE TRADED FUNDS--1.3%
   SPDR Trust Series I ...............................    36,500      4,544,615
                                                                    -----------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $4,646,136) ......................                4,544,615
                                                                    -----------
TOTAL LONG TERM INVESTMENTS--97.3%
   (Identified cost $308,890,251) ....................              343,256,200
                                                                    -----------

                                                      PAR
                                                     VALUE
                                                     (000)
                                                    --------
SHORT-TERM INVESTMENTS--2.4%

COMMERCIAL PAPER(k)--2.4%
   Sysco Corp. 4.15%, 1/3/06 ....................   $    785          784,819
   Verizon Network Funding Corp. 4.27%, 1/4/06 ..      3,520        3,518,747
   Cargill, Inc. 4.32%, 1/5/06 ..................      2,000        1,999,040
   Ranger Funding Co. LLC 4.25%, 1/12/06 ........      2,185        2,182,163
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $8,484,769) .................                   8,484,769
                                                                 ------------
TOTAL INVESTMENTS--99.7%
   (Identified cost $317,375,020) ...............                 351,740,969(a)
   Other assets and liabilities, net--0.3% ......                   1,001,431
                                                                 ------------
NET ASSETS--100.0%                                               $352,742,400
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $39,676,387 and gross depreciation of $5,339,826 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $317,404,408.

(b)   Non-income producing.

(c) Foreign corporate bonds and foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $12,766,082 or 3.6% of net assets.

(e) Illiquid and restricted. At December 31, 2005, this security amounted to a value of $2,132,486 or 0.6% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(g)   Par value represents New Zealand Dollar.

(h)   Par value represents Australian Dollar.

(i) Regulation S Security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(j)   Escrowed to maturity.

(k)   The rate shown is the discount rate.

(l)   Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $317,375,020) ..  $ 351,740,969
Cash ...........................................................          4,000
Receivables
   Dividends and interest ......................................      1,489,874
   Fund shares sold ............................................         66,316
Prepaid expenses ...............................................         23,933
                                                                  -------------
     Total assets ..............................................    353,325,092
                                                                  -------------

LIABILITIES
Payables
   Fund shares repurchased .....................................        295,925
   Investment advisory fee .....................................        177,449
   Professional fee ............................................         30,525
   Administration fee ..........................................         22,144
   Financial agent fee .........................................         19,430
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         35,985
                                                                  -------------
     Total liabilities .........................................        582,692
                                                                  -------------
NET ASSETS .....................................................  $ 352,742,400
                                                                  =============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............  $ 309,005,324
   Undistributed net investment income .........................        433,083
   Accumulated net realized gain ...............................      8,938,678
   Net unrealized appreciation .................................     34,365,315
                                                                  -------------
NET ASSETS .....................................................  $ 352,742,400
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................     25,604,621
                                                                  =============
Net asset value and offering price per share ...................  $       13.78
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ....................................................  $   8,554,550
   Dividends ...................................................      3,729,233
   Foreign taxes withheld ......................................        (12,400)
                                                                  -------------
     Total investment income ...................................     12,271,383
                                                                  -------------

EXPENSES
   Investment advisory fee .....................................      2,244,193
   Financial agent fee .........................................        243,423
   Administration fee ..........................................        281,275
   Printing ....................................................         85,283
   Custodian ...................................................         74,155
   Professional ................................................         36,923
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         78,780
                                                                  -------------
     Total expenses ............................................      3,055,861
   Less custodian fees paid indirectly .........................         (3,794)
                                                                  -------------
     Net expenses ..............................................      3,052,067
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ...................................      9,219,316
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................     16,578,772
   Net realized gain (loss) on foreign currency transactions ...       (169,244)
   Net change in unrealized appreciation (depreciation)
      on investments ...........................................    (19,657,845)
   Net change in unrealized appreciation (depreciation) on
      foreign currency translation .............................         (9,490)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS .................................     (3,257,807)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................  $   5,961,509
                                                                  =============

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED     YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,
                                                                                2005          2004
                                                                           -------------  -------------
FROM OPERTAIONS
   Net investment income (loss) .........................................  $   9,219,316  $  10,788,732
   Net realized gain (loss) .............................................     16,409,528     32,385,825
   Net change in unrealized appreciation (depreciation) .................    (19,667,335)   (12,028,800)
                                                                           -------------  -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........      5,961,509     31,145,757
                                                                           -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................     (8,812,313)   (11,361,327)
   Net realized short-term gains ........................................     (5,407,467)            --
   Net realized long-term  gains ........................................     (4,384,066)   (10,786,964)
                                                                           -------------  -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............    (18,603,846)   (22,148,291)
                                                                           -------------  -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (114,234 and 107,064 shares,
     respectively)* .....................................................      1,603,818      1,488,035*
   Net asset value of shares issued from reinvestment of distributions
     (1,339,912 and 1,566,325 shares, respectively) .....................     18,603,846     22,148,291
   Cost of shares repurchased (5,888,632 and 5,207,880 shares,
     respectively)* .....................................................    (82,666,353)   (73,419,995)*
                                                                           -------------  -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............    (62,458,689)   (49,783,669)
                                                                           -------------  -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................    (75,101,026)   (40,786,203)
NET ASSETS
   Beginning of period ..................................................    427,843,426    468,629,629
                                                                           -------------  -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $433,083 AND $285,126, RESPECTIVELY] ............................  $ 352,742,400  $ 427,843,426
                                                                           =============  =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                  2005         2004     2003(3)      2002      2001(2)
                                               ---------    ---------  ---------  ---------   ---------
Net asset value, beginning of period .......   $   14.24    $   13.96  $   11.95  $   13.92   $   14.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income  (loss) ...........        0.34(1)      0.37       0.33       0.35        0.36(1)
   Net realized and unrealized gain (loss)..       (0.08)        0.65       2.02      (1.96)      (0.11)
                                               ---------    ---------  ---------  ---------   ---------
     TOTAL FROM INVESTMENT OPERATIONS ......        0.26         1.02       2.35      (1.61)       0.25
                                               ---------    ---------  ---------  ---------   ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ....       (0.33)       (0.37)     (0.34)     (0.36)      (0.35)
   Distributions from net realized gains ...       (0.39)       (0.37)        --         --       (0.23)
                                               ---------    ---------  ---------  ---------   ---------
     TOTAL DISTRIBUTIONS ...................       (0.72)       (0.74)     (0.34)     (0.36)      (0.58)
                                               ---------    ---------  ---------  ---------   ---------
CHANGE IN NET ASSET VALUE ..................       (0.46)        0.28       2.01      (1.97)      (0.33)
                                               ---------    ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD .............   $   13.78    $   14.24  $   13.96  $   11.95   $   13.92
                                               =========    =========  =========  =========   =========
Total return ...............................        1.79%        7.46%     19.87%    (11.58)%      1.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...   $ 352,742    $ 427,843  $ 468,630  $ 444,017   $ 374,817
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ......................        0.79%        0.78%      0.77%      0.70%       0.71%
   Net investment income (loss) ............        2.39%        2.44%      2.54%      2.73%       2.56%
Portfolio turnover .........................          62%          65%        87%        78%         44%

(1)   Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share.

(3) As a result of changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a change of $0.00 to net investment income per share and net realized and unrealized gain (loss) per share for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.00%.

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN VALUE EQUITY SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 5.43%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 1000(R) Value Index, the series style-specific benchmark, returned 7.05%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' equity portfolio underperformed the Russell 1000(R) Value Index during the fiscal year due mainly to the underweighting of energy stocks and poor stock picking in the technology sector. As oil prices rose throughout the year, energy stocks were among the best performers in the market. The S&P Energy Sector Index rose from 289 on December 31, 2004 to 372 one year later. The series' relative lack of oil stocks hurt performance significantly. In addition, Flextronics Corp., a contract manufacturer of electronic products, announced poor earnings for the third quarter of 2005, which led to a 31.5% downturn for its stock.

      On the positive side, we had excellent stock picking in the industrials sector. In particular, Jacobs Engineering Group was up over 40% due to strong business momentum in commercial construction, especially for oil and gas projects.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                1 YEAR    5 YEARS      12/31/05
--------------------------------------------------------------------------------
Value Equity Series                              5.43%    (1.14)%        7.16%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%     0.55%         3.86%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index                      7.05%     5.28%         6.43%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                 Value Equity     Russell 1000(R)     S&P 500(R)
                    Series          Value Index         Index
                 ------------     ---------------     ----------
  3/2/1998         $10,000            $10,000          $10,000
12/31/1998          11,079             10,965           11,895
12/31/1999          13,775             11,771           14,409
12/29/2000          18,205             12,597           13,086
12/31/2001          14,935             11,893           11,532
12/31/2002          11,660             10,047            8,983
12/31/2003          14,443             13,064           11,562
12/31/2004          16,309             15,218           12,818
12/30/2005          17,194             16,292           13,450

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Value Equity Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING          ENDING       EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE       DURING
ENGEMANN VALUE EQUITY SERIES    JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  -------------  -----------------  -------------
Actual                           $ 1,000.00       $ 1,055.80          $ 4.92

Hypothetical (5% return before
   expenses)                       1,000.00         1,020.36            4.85

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 5.43%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,054.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    5.7%
 2. Bank of America Corp.                                                   5.1%
 3. Exxon Mobil Corp.                                                       5.1%
 4. JPMorgan Chase & Co.                                                    3.9%
 5. Merrill Lynch & Co., Inc.                                               3.6%
 6. Wachovia Corp.                                                          3.5%
 7. Wells Fargo & Co.                                                       2.9%
 8. Digital Realty Trust, Inc.                                              2.6%
 9. Fisher Scientific International, Inc.                                   2.3%
10. United Technologies Corp.                                               2.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                32%
Industrials                               18
Health Care                               11
Energy                                    10
Information Technology                     7
Consumer Discretionary                     6
Consumer Staples                           6
Other                                     10

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                      SHARES       VALUE
                                                    ---------   ------------
DOMESTIC COMMON STOCKS--93.1%

ADVERTISING--1.5%
   Omnicom Group, Inc. ...........................     18,500   $  1,574,905
                                                                ------------
AEROSPACE & DEFENSE--2.3%
   United Technologies Corp. .....................     43,700      2,443,267
                                                                ------------
AIR FREIGHT & LOGISTICS--1.3%
   FedEx Corp. ...................................     13,200      1,364,748
                                                                ------------
AIRLINES--0.5%
   Alaska Air Group, Inc. (b) ....................     15,900        567,948
                                                                ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
   Mellon Financial Corp. ........................     29,700      1,017,225
                                                                ------------
AUTOMOTIVE RETAIL--1.6%
   Pantry, Inc. (The) (b) ........................     36,700      1,724,533
                                                                ------------
COMMUNICATIONS EQUIPMENT--1.4%
   Cisco Systems, Inc. (b) .......................     89,900      1,539,088
                                                                ------------
COMPUTER HARDWARE--2.1%
   International Business Machines Corp. .........     27,400      2,252,280
                                                                ------------
CONSTRUCTION & ENGINEERING--1.4%
   URS Corp. (b) .................................     40,700      1,530,727
                                                                ------------
CONSUMER FINANCE--1.4%
   MBNA Corp. ....................................     53,200      1,444,380
                                                                ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.4%
   Alliance Data Systems Corp. (b) ...............     40,500      1,441,800
                                                                ------------
DIVERSIFIED BANKS--11.4%
   Bank of America Corp. .........................    118,000      5,445,700
   Wachovia Corp. ................................     69,700      3,684,342
   Wells Fargo & Co. .............................     49,000      3,078,670
                                                                ------------
                                                                  12,208,712
                                                                ------------

                                                      SHARES       VALUE
                                                    ---------   ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
   SERVICES--1.5%
   Adesa, Inc. ...................................     67,500   $  1,648,350
                                                                ------------
DRUG RETAIL--0.8%
   CVS Corp. .....................................     33,100        874,502
                                                                ------------
ELECTRIC UTILITIES--2.3%
   DPL, Inc. .....................................     42,000      1,092,420
   FPL Group, Inc. ...............................     33,800      1,404,728
                                                                ------------
                                                                   2,497,148
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
   Emerson Electric Co. ..........................     12,100        903,870
                                                                ------------
ENVIRONMENTAL & FACILITIES SERVICES--1.3%
   Waste Management, Inc. ........................     47,200      1,432,520
                                                                ------------
FOOTWEAR--0.5%
   NIKE, Inc. Class B ............................      6,300        546,777
                                                                ------------
HEALTH CARE EQUIPMENT--5.3%
   Beckman Coulter, Inc. .........................     33,300      1,894,770
   Fisher Scientific International, Inc. (b) .....     40,200      2,486,772
   Thermo Electron Corp.(b) ......................     41,900      1,262,447
                                                                ------------
                                                                   5,643,989
                                                                ------------
HOUSEHOLD PRODUCTS--3.9%
   Colgate-Palmolive Co. .........................     29,900      1,640,015
   Procter & Gamble Co. (The) ....................     32,800      1,898,464
   Spectrum Brands, Inc. (b) .....................     30,100        611,331
                                                                ------------
                                                                   4,149,810
                                                                ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--1.5%
   Manpower, Inc. ................................     34,900      1,622,850
                                                                ------------
INDUSTRIAL CONGLOMERATES--5.7%
   General Electric Co. ..........................    172,200      6,035,610
                                                                ------------

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

                                                      SHARES        VALUE
                                                    ---------   ------------
INDUSTRIAL MACHINERY--0.4%
   Danaher Corp. .................................      7,900   $    440,662
                                                                ------------
INTEGRATED OIL & GAS--6.6%
   Chevron Corp. .................................     28,331      1,608,351
   Exxon Mobil Corp. .............................     96,298      5,409,059
                                                                ------------
                                                                   7,017,410
                                                                ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.3%
   AT&T, Inc. ....................................     50,500      1,236,745
   Verizon Communications, Inc. ..................     41,000      1,234,920
                                                                ------------
                                                                   2,471,665
                                                                ------------
INVESTMENT BANKING & BROKERAGE--3.6%
   Merrill Lynch & Co., Inc. .....................     56,500      3,826,745
                                                                ------------
LIFE & HEALTH INSURANCE--2.3%
   Prudential Financial, Inc. ....................     33,000      2,415,270
                                                                ------------
MANAGED HEALTH CARE--4.4%
   Centene Corp. (b) .............................     25,500        670,395
   CIGNA Corp. ...................................     10,700      1,195,190
   Coventry Health Care, Inc. (b) ................     17,650      1,005,344
   WellCare Health Plans, Inc. (b) ...............     15,000        612,750
   WellPoint, Inc. (b) ...........................     15,300      1,220,787
                                                                ------------
                                                                   4,704,466
                                                                ------------
MOVIES & ENTERTAINMENT--1.2%
   Walt Disney Co. (The) .........................     54,000      1,294,380
                                                                ------------
MULTI-UTILITIES & UNREGULATED POWER--2.0%
   PG&E Corp. ....................................     56,900      2,112,128
                                                                ------------
OIL & GAS DRILLING--1.5%
   Patterson-UTI Energy, Inc. ....................     17,000        560,150
   Transocean, Inc. (b) ..........................     14,300        996,567
                                                                ------------
                                                                   1,556,717
                                                                ------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
   Baker Hughes, Inc. ............................     15,200        923,856
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
   Anadarko Petroleum Corp. ......................      9,400        890,650
                                                                ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--5.1%
   Citigroup, Inc. ...............................     26,800      1,300,604
   JPMorgan Chase & Co. ..........................    104,400      4,143,636
                                                                ------------
                                                                   5,444,240
                                                                ------------
PHARMACEUTICALS--1.0%
   Johnson & Johnson .............................     17,800      1,069,780
                                                                ------------
PROPERTY & CASUALTY INSURANCE--1.2%
   St. Paul Travelers Cos., Inc. (The) ...........     29,800      1,331,166
                                                                ------------
RAILROADS--0.8%
   Norfolk Southern Corp. ........................     17,800        797,974
                                                                ------------
REITS--5.6%
   American Financial Realty Trust ...............     87,100      1,045,200
   Digital Realty Trust, Inc. ....................    124,600      2,819,698
   GMH Communities Trust .........................    100,800      1,563,408
   HRPT Properties Trust .........................     50,500        522,675
                                                                ------------
                                                                   5,950,981
                                                                ------------

                                                      SHARES       VALUE
                                                    ---------   ------------
RESTAURANTS--1.3%
   McDonald's Corp. ..............................     39,700   $  1,338,684
                                                                ------------
SOFT DRINKS--1.2%
   Coca-Cola Co. (The) ...........................     31,200      1,257,672
                                                                ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost  $85,088,172) ................                99,309,485
                                                                ------------
FOREIGN COMMON STOCKS(c)--2.9%

APPLICATION SOFTWARE--0.8%
   Amdocs Ltd. (United States) (b) ...............     29,900        822,250
                                                                ------------
COMMUNICATIONS EQUIPMENT--0.8%
   Alcatel SA Sponsored ADR (France) (b) .........     67,400        835,760
                                                                ------------
ELECTRONIC MANUFACTURING SERVICES--0.6%
   Flextronics International Ltd.
      (Singapore) (b) ............................     62,200        649,368
                                                                ------------
MARINE--0.7%
   Diana Shipping, Inc. (Greece) .................     63,900        821,754
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,313,223) ..................                 3,129,132
                                                                ------------
EXCHANGE TRADED FUNDS--1.1%
   iShares Russell 1000 Value Index Fund .........     17,600      1,214,928
                                                                ------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $1,203,893) ..................                 1,214,928
                                                                ------------
TOTAL LONG TERM INVESTMENTS--97.1%
   (Identified cost $89,605,288) .................               103,653,545
                                                                ------------

                                                       PAR
                                                      VALUE
                                                      (000)
                                                    ---------
SHORT-TERM INVESTMENTS--2.8%

COMMERCIAL PAPER(d)--2.8%
   UBS Finance Delaware LLC 4.19%, 1/3/06 ........  $   3,005      3,004,300
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $3,004,300) ..................                 3,004,300
                                                                ------------
TOTAL INVESTMENTS--99.9%
   (Identified cost $92,609,588) .................               106,657,845(a)
   Other assets and liabilities, net--0.1% .......                    58,066
                                                                ------------
NET ASSETS--100.0% ...............................              $106,715,911
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,083,869 and gross depreciation of $1,470,216 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $93,044,192.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $92,609,588) ..  $  106,657,845
Cash ..........................................................           3,789
Receivables
   Dividends ..................................................         163,991
   Fund shares sold ...........................................          43,070
   Tax reclaims ...............................................           2,242
Prepaid expenses ..............................................           7,480
                                                                 --------------
      Total assets ............................................     106,878,417
                                                                 --------------
LIABILITIES
Payables
   Fund shares repurchased ....................................          44,772
   Investment advisory fee ....................................          53,544
   Professional fee ...........................................          27,394
   Printing fee ...............................................          12,633
   Financial agent fee ........................................           7,933
   Administration fee .........................................           6,759
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................           8,237
                                                                 --------------
      Total liabilities .......................................         162,506
                                                                 --------------
NET ASSETS ....................................................  $  106,715,911
                                                                 ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........  $   94,228,335
   Undistributed net investment income ........................         176,394
   Accumulated net realized loss ..............................      (1,737,016)
   Net unrealized appreciation ................................      14,048,198
                                                                 --------------
NET ASSETS ....................................................  $  106,715,911
                                                                 ==============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       7,769,658
                                                                 ==============
Net asset value and offering price per share ..................  $        13.73
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................  $    2,532,205
   Interest ...................................................          92,752
   Foreign taxes withheld .....................................          (1,193)
                                                                 --------------
     Total investment income ..................................       2,623,764
                                                                 --------------
EXPENSES
   Investment advisory fee ....................................         835,776
   Financial agent fee ........................................          98,718
   Administration fee .........................................          87,159
   Printing ...................................................          50,820
   Professional ...............................................          35,632
   Custodian ..................................................          25,262
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          33,876
                                                                 --------------
     Total expenses ...........................................       1,179,072
   Less expenses reimbursed by investment advisor .............         (44,797)
   Custodian fees paid indirectly .............................              (8)
                                                                 --------------
     Net expenses .............................................       1,134,267
                                                                 --------------
NET INVESTMENT INCOME (LOSS) ..................................       1,489,497
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       9,812,099
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................      (5,588,721)
   Net change in unrealized appreciation (depreciation)
      on foreign currency translation .........................            (357)
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS ................................       4,223,021
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................  $    5,712,518
                                                                 ==============

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED     YEAR ENDED
                                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                                         2005            2004
                                                                                                    -------------   -------------
FROM OPERATIONS
   Net investment income (loss) .................................................................   $   1,489,497   $     940,104
   Net realized gain (loss) .....................................................................       9,812,099       6,003,917
   Net change in unrealized appreciation (depreciation) .........................................      (5,589,078)      8,024,685
                                                                                                    -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................       5,712,518      14,968,706
                                                                                                    -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS

   Net investment income ........................................................................      (1,333,306)       (984,711)
                                                                                                    -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................      (1,333,306)       (984,711)
                                                                                                    -------------   -------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (88,888 and 377,783 shares, respectively)* .....................       1,167,486       4,585,036*
   Net asset value of shares issued in conjunction with Plan of Reorganization  (0 and 3,058,095
     shares, respectively) (See Note 11) ........................................................              --      36,459,749
   Net asset value of shares issued from reinvestment of distributions (99,023 and 78,319 shares,
     respectively) ..............................................................................       1,333,306         984,711
   Cost of shares repurchased (2,599,693 and 1,214,767 shares, respectively)* ...................     (34,388,366)    (14,594,472)*
                                                                                                    -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................     (31,887,574)     27,435,024
                                                                                                    -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ........................................................     (27,508,362)     41,419,019

NET ASSETS
   Beginning of period ..........................................................................     134,224,273      92,805,254
                                                                                                    -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $176,394 AND $30,033, RESPECTIVELY] .............................................   $ 106,715,911   $ 134,224,273
                                                                                                    =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                          2005              2004             2003           2002           2001
                                                        ---------        ---------        ---------      ---------      ---------
Net asset value, beginning of period ...............    $   13.18        $   11.77        $    9.59      $   12.41      $   15.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ....................         0.16(1)          0.11(1)          0.09           0.10           0.11
   Net realized and unrealized gain (loss)..........         0.55             1.41             2.19          (2.82)         (2.86)
                                                        ---------        ---------        ---------      ---------      ---------
     TOTAL FROM INVESTMENT OPERATIONS ..............         0.71             1.52             2.28          (2.72)         (2.75)
                                                        ---------        ---------        ---------      ---------      ---------

LESS DISTRIBUTIONS
   Dividends from net investment income ............        (0.16)           (0.11)           (0.10)         (0.10)         (0.09)
   Distributions from net realized gains ...........           --               --               --             --          (0.09)
                                                        ---------        ---------        ---------      ---------      ---------
     TOTAL DISTRIBUTIONS ...........................        (0.16)           (0.11)           (0.10)         (0.10)         (0.18)
                                                        ---------        ---------        ---------      ---------      ---------
CHANGE IN NET ASSET VALUE ..........................         0.55             1.41             2.18          (2.82)         (2.93)
                                                        ---------        ---------        ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD .....................    $   13.73        $   13.18        $   11.77      $    9.59      $   12.41
                                                        =========        =========        =========      =========      =========
Total return .......................................         5.43%           12.91%           23.87%        (21.93)%       (17.96)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...........    $ 106,716        $ 134,224        $  92,805      $  71,684      $  84,159
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ..........................         0.95%            0.95%            0.95%          0.93%          0.85%
   Gross operating expenses ........................         0.99%            0.98%            1.02%          1.01%          1.00%
   Net investment income (loss) ....................         1.25%            0.92%            0.88%          0.96%          1.11%
Portfolio turnover .................................           58%              91%             393%           210%           245%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Money Market Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING          ENDING        EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE         DURING
      MONEY MARKET SERIES       JUNE 30, 2005  DECEMBER 31, 2005      PERIOD*
------------------------------  -------------  -----------------   -------------
Actual                            $ 1,000.00      $  1,015.60         $  3.34

Hypothetical (5% return before
   expenses)                        1,000.00         1,021.85            3.36

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.58%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,025.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper               81%
Medium Term Notes              12
Federal Agency Securities       6
Certificates of Deposit         1

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

 FACE
 VALUE                                                    INTEREST   MATURITY
 (000)    DESCRIPTION                                       RATE       DATE         VALUE
-------   -----------                                     --------   --------   -------------
FEDERAL AGENCY SECURITIES(c)--3.7%
$ 2,500   FHLB ........................................     2.23%     5/26/06   $   2,479,518
  3,000   FHLB ........................................     3.50     12/29/06       2,964,192
                                                                                -------------
TOTAL FEDERAL AGENCY SECURITIES .......................                             5,443,710
                                                                                -------------
                                                                       RESET
                                                                       DATE
                                                                     --------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--2.2%
     93   SBA (Final Maturity 1/25/21) ................     4.50       1/1/06          93,366
    471   SBA (Final Maturity 10/25/22) ...............     4.25       1/1/06         469,067
    762   SBA (Final Maturity 11/25/21) ...............     4.38       1/1/06         762,079
    302   SBA (Final Maturity 2/25/23) ................     4.25       1/1/06         302,003
    277   SBA (Final Maturity 2/25/23) ................     4.25       1/1/06         276,760
    516   SBA (Final Maturity 3/25/24) ................     4.38       1/1/06         515,904
    127   SBA (Final Maturity 5/25/21) ................     4.25       1/1/06         126,951
    617   SBA (Final Maturity 9/25/23) ................     4.13       1/1/06         614,161
                                                                                -------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE .............                             3,160,291
                                                                                -------------

                                                          DISCOUNT   MATURITY
                                                            RATE       DATE
                                                          --------   --------
COMMERCIAL PAPER--81.2%
  1,805   Sysco Corp. .................................     4.15       1/3/06       1,804,584
    515   Goldman Sachs Group, Inc. (The) .............     4.36       1/4/06         514,813
  1,300   Clipper Receivables Co. LLC .................     4.13       1/5/06       1,299,403
  3,500   Private Export Funding Corp. ................     3.92       1/5/06       3,498,476
  2,400   Preferred Receivables Funding Corp. .........     4.28       1/9/06       2,397,717
  1,535   Gannett Co., Inc. ...........................     4.26      1/10/06       1,533,365
  3,000   Goldman Sachs Group, Inc. (The) .............     4.33      1/10/06       2,996,752
  1,420   George Street Finance LLC ...................     4.30      1/11/06       1,418,304
  2,000   Verizon Network Funding Corp. ...............     4.27      1/11/06       1,997,628
  2,150   Alpine Securitization Corp. .................     4.27      1/12/06       2,147,195
  3,530   George Street Finance LLC ...................     4.30      1/12/06       3,525,362
  3,220   Ranger Funding Co. LLC ......................     4.25      1/12/06       3,215,818
    400   Old Line Funding Corp. ......................     4.32      1/13/06         399,424
  2,635   UBS Finance Delaware LLC ....................     4.28      1/13/06       2,631,241
  2,500   Golden Peanut Co. LLC .......................     4.12      1/17/06       2,495,422
    970   Preferred Receivables Funding Corp. .........     4.30      1/17/06         968,146
  1,966   Preferred Receivables Funding Corp. .........     4.31      1/17/06       1,962,234
  1,655   Verizon Network Funding Corp. ...............     4.27      1/17/06       1,651,859
  1,550   Bank of America Corp. .......................     4.30      1/18/06       1,546,853
  5,000   Govco, Inc. .................................     4.25      1/18/06       4,989,965
    350   UBS Finance Delaware LLC ....................     4.26      1/18/06         349,296
  2,250   CAFCO LLC ...................................     4.20      1/19/06       2,245,275
  1,550   General Electric Capital Corp. ..............     4.18      1/19/06       1,546,761
  3,000   General Electric Capital Corp. ..............     4.20      1/19/06       2,993,700
  2,500   Goldman Sachs Group, Inc. (The) .............     4.30      1/20/06       2,494,326
  3,500   Danske Corp. ................................     4.27      1/23/06       3,490,867

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

 FACE
 VALUE                                                    DISCOUNT   MATURITY
 (000)    DESCRIPTION                                       RATE       DATE         VALUE
-------   -----------                                     --------   --------   -------------
COMMERCIAL PAPER--CONTINUED
$ 1,400   Bank of America Corp. .......................     4.28%     1/24/06   $   1,396,172
  2,490   Ranger Funding Co. LLC ......................     4.30      1/24/06       2,483,159
  1,500   Govco, Inc. .................................     4.30      1/25/06       1,495,700
  2,260   Clipper Receivables Co. LLC .................     4.30      1/26/06       2,253,251
  3,625   NetJets, Inc. ...............................     4.27      1/26/06       3,614,251
  3,500   UBS Finance Delaware LLC ....................     4.25      1/26/06       3,489,670
  2,700   Clipper Receivables Co. LLC .................     4.30      1/27/06       2,691,615
    222   UBS Finance Delaware LLC ....................     4.20      1/27/06         221,327
  1,520   Ranger Funding Co. LLC ......................     4.32      1/31/06       1,514,528
  2,500   Harley-Davidson Funding Corp. ...............     4.30       2/2/06       2,490,444
  2,680   Atlantic Industries .........................     4.28       2/6/06       2,668,530
  2,710   Old Line Funding Corp. ......................     4.32       2/6/06       2,698,293
  4,144   Old Line Funding Corp. ......................     4.32       2/7/06       4,125,601
  2,955   Gemini Securitization LLC ...................     4.23      2/13/06       2,940,070
  2,200   CAFCO LLC ...................................     4.32      2/14/06       2,188,384
  1,000   CIT Group, Inc. .............................     3.90      2/14/06         995,233
  2,000   CIT Group, Inc. .............................     3.92      2/16/06       1,989,982
  2,500   CAFCO LLC ...................................     4.36      2/17/06       2,485,769
  3,800   Alpine Securitization Corp. .................     4.35      2/21/06       3,776,582
  2,000   George Street Finance LLC ...................     4.40      3/13/06       1,982,644
  3,030   Gemini Securitization LLC ...................     4.39      3/16/06       3,002,658
  3,000   Private Export Funding Corp. ................     4.13      3/16/06       2,974,532
  1,100   Private Export Funding Corp. ................     4.22      3/23/06       1,089,556
  3,400   Danske Corp. ................................     4.07      3/27/06       3,367,327
  1,000   Alpine Securitization Corp. .................     4.45       5/1/06         985,167
  3,900   CIT Group, Inc. .............................     4.47       5/2/06       3,841,406
                                                                                -------------
TOTAL COMMERCIAL PAPER ................................                           118,876,637
                                                                                -------------

                                                          INTEREST
                                                            RATE
                                                          --------
MEDIUM TERM NOTES--11.7%
  5,000   HSH Nordbank AG (Germany) 144A (b) (d) (e) ..       4.37    2/23/07       5,000,000
  2,500   General Electric Capital Corp. (b) ..........       4.52    3/29/06       2,501,226
    500   Wells Fargo & Co. (c) .......................       6.88     4/1/06         503,910
  2,500   Washington Mutual Finance Corp. .............       6.25    5/15/06       2,518,889
  3,250   Wells Fargo & Co. (b) .......................       4.57    6/12/06       3,251,318
  3,400   Bank of America Corp. (b) ...................       4.32   11/17/06       3,400,000
                                                                                -------------
TOTAL MEDIUM TERM NOTES ...............................                            17,175,343
                                                                                -------------
CERTIFICATES OF DEPOSIT--0.8%
 1,255    Wells Fargo Bank NA (b) .....................       4.32    7/24/06       1,254,910
                                                                                -------------
TOTAL CERTIFICATES OF DEPOSIT .........................                             1,254,910
                                                                                -------------
TOTAL INVESTMENTS--99.6%
   (Identified cost $145,910,891) .....................                           145,910,891(a)
   Other assets and liabilities, net--0.4% ............                               520,338
                                                                                -------------
NET ASSETS--100.0% ....................................                         $ 146,431,229
                                                                                =============

(a) Federal Income Tax Information: At December 31, 2005, the aggregate cost of securities was the same for book and federal income tax purposes.

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c)   The interest rate shown is the coupon rate.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $5,000,000 or 3.4% of net assets.

(e) Foreign medium term note is determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G. "Foreign Security Country Determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $145,910,891) ..  $ 145,910,891
Cash ...........................................................         24,813
Receivables
   Fund shares sold ............................................      1,161,506
   Interest ....................................................         80,201
Prepaid expenses ...............................................          9,777
                                                                  -------------
      Total assets .............................................    147,187,188
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased .....................................        642,009
   Investment advisory fee .....................................         35,331
   Dividend distributions ......................................         14,770
   Financial agent fee .........................................          9,820
   Administration fee ..........................................          8,725
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         44,070
                                                                  -------------
      Total liabilities ........................................        755,959
                                                                  -------------
NET ASSETS .....................................................  $ 146,431,229
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............  $ 146,431,229
                                                                  -------------
NET ASSETS .....................................................  $ 146,431,229
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................     14,643,187
                                                                  =============
Net asset value and offering price per share ...................  $       10.00
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ....................................................  $   4,843,289
                                                                  -------------
   Total investment income .....................................      4,843,289
                                                                  -------------
EXPENSES
   Investment advisory fee .....................................        607,311
   Financial agent fee .........................................        116,937
   Administration fee ..........................................        110,834
   Printing ....................................................         61,407
   Professional ................................................         31,000
   Custodian ...................................................         24,841
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         37,915
                                                                  -------------
      Total expenses ...........................................      1,002,074
   Less expenses reimbursed by investment advisor ..............        (12,476)
   Custodian fees paid indirectly ..............................         (2,717)
                                                                  -------------
      Net expenses .............................................        986,881
                                                                  -------------
NET INVESTMENT INCOME ..........................................  $   3,856,408
                                                                  =============

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                 2005            2004
                                                                            -------------   -------------
FROM OPERATIONS
   Net investment income ................................................   $   3,856,408   $   1,408,895
                                                                            -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       3,856,408       1,408,895
                                                                            -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................      (3,856,408)     (1,408,895)
                                                                            -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............      (3,856,408)     (1,408,895)
                                                                            -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (9,829,813 and 11,035,645 shares,
      respectively)* ....................................................      98,298,132     110,356,450*
   Net asset value of shares issued from reinvestment of
      distributions (385,641 and 140,890 shares,
      respectively) .....................................................       3,856,408       1,408,895
   Cost of shares repurchased (11,271,888 and
      15,741,381 shares, respectively)* .................................    (112,718,881)   (157,413,868)*
                                                                            -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............     (10,564,341)    (45,648,523)
                                                                            -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................     (10,564,341)    (45,648,523)
NET ASSETS
   Beginning of period ..................................................     156,995,570     202,644,093
                                                                            -------------   -------------
   END OF PERIOD ........................................................   $ 146,431,229   $ 156,995,570
                                                                            =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                       2005       2004       2003       2002       2001
                                                     --------   --------   --------   --------   --------
Net asset value, beginning of period .............   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................       0.26       0.08       0.07       0.14       0.38
   Net realized gain .............................         --         --         --         --         --(1)
                                                     --------   --------   --------   --------   --------
      TOTAL FROM INVESTMENT OPERATIONS ...........       0.26       0.08       0.07       0.14       0.38
                                                     --------   --------   --------   --------   --------

LESS DISTRIBUTIONS
   Dividends from net investment income ..........      (0.26)     (0.08)     (0.07)     (0.14)     (0.38)
   Distributions from net realized gains .........         --         --         --         --         --(1)
                                                     --------   --------   --------   --------   --------
      TOTAL DISTRIBUTIONS ........................      (0.26)     (0.08)     (0.07)     (0.14)     (0.38)
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD ...................   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                                     ========   ========   ========   ========   ========
Total return .....................................       2.58%      0.79%      0.68%      1.42%      3.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .........   $146,431   $156,996   $202,644   $255,759   $260,629
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ........................       0.65%      0.64%      0.59%      0.56%      0.55%
   Gross operating expenses ......................       0.66%      0.64%      0.59%      0.56%      0.60%
   Net investment income .........................       2.54%      0.77%      0.69%      1.41%      3.63%

(1)   Amount is less than $0.01.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: HOW DID THE PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.78%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series benefited from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, and non-agency residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

      Relative to the Lehman Brothers Aggregate Bond Index, the series' overweight position to the corporate high quality sector hurt performance as this was one of the worst performing sectors within the Index for the 12 months ending December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector. The portfolio was also hurt by its allocation to non-U.S. dollar bonds as the U.S. dollar unexpectedly strengthened during the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Multi-Sector Fixed Income Series                      1.78%    7.77%      6.93%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                  2.43%    5.87%      6.16%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

               Multi-Sector Fixed       Lehman Brothers
                  Income Series       Aggregate Bond Index
               ------------------     --------------------
12/29/1995           $10,000                $10,000
12/31/1996            11,242                 10,363
12/31/1997            12,471                 11,363
12/31/1998            11,970                 12,350
12/31/1999            12,623                 12,249
12/29/2000            13,440                 13,673
12/31/2001            14,258                 14,827
12/31/2002            15,684                 16,348
12/31/2003            17,969                 17,019
12/31/2004            19,198                 17,758
12/30/2005            19,540                 18,189

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Fixed Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             BEGINNING           ENDING        EXPENSES PAID
  GOODWIN MULTI-SECTOR     ACCOUNT VALUE     ACCOUNT VALUE        DURING
  FIXED INCOME SERIES      JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-----------------------    -------------   -----------------   -------------
Actual                      $  1,000.00        $  1,011.20          $  3.85

Hypothetical (5% return
   before expenses)            1,000.00           1,021.33             3.87

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.76%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.78%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,017.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(p)
--------------------------------------------------------------------------------
 1. Republic of Venezuela 9.25%, 9/15/27                                    2.7%
 2. Russian Federation 144A 5%, 3/31/30                                     2.5%
 3. Federative Republic of Brazil 11%, 8/17/40                              1.3%
 4. Republic of Venezuela RegS 5.375%, 8/7/10                               1.3%
 5. Republic of Philippines 10.625%, 3/16/25                                1.2%
 6. First Horizon Mortgage Pass-Through Trust
    04-AR4, 2A1 4.421%, 8/25/34                                             1.2%
 7. FNMA 5.50%, 6/1/34                                                      1.1%
 8. Verizon Global Funding Corp. 6.875%, 6/15/12                            1.1%
 9. Delta Air Lines, Inc. 02-1, G-1 6.718%, 7/2/24                          1.0%
10. FNMA 5.50%, 4/1/34                                                      1.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                  38%
Foreign Government Securities             18
Foreign Corporate Bonds                    9
Non-Agency Mortgage-Backed Securities      9
Agency Mortgage-Backed Securities          8
Loan Agreements                            2
Municipal Bonds                            2
Other                                     14

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
U.S. GOVERNMENT SECURITIES--0.5%

U.S. TREASURY NOTES--0.5%
   U.S. Treasury Note 4.375%, 12/15/10 ................  $ 1,200    $ 1,200,937
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $1,202,339) .......................               1,200,937
                                                                    -----------
AGENCY MORTGAGE-BACKED SECURITIES--9.4%
   FNMA 4.50%, 6/1/19 .................................    2,277      2,218,811
   FNMA 5%, '20-'35 ...................................    6,992      6,873,104
   FNMA 5.50%, 4/1/34 .................................    2,458      2,436,445
   FNMA 6%, 5/1/34 ....................................    1,021      1,030,931
   FNMA 5.50%, 6/1/34 .................................    2,767      2,742,961
   FNMA 6%, 8/1/34 ....................................    1,351      1,364,789
   FNMA 5.50%, 1/1/35 .................................    2,316      2,295,588
   FNMA 5.50%, 2/1/35 .................................    1,303      1,291,282
   GNMA 6.50%, '23-'32 ................................    2,152      2,250,357
                                                                    -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $22,641,971) ......................              22,504,268
                                                                    -----------
MUNICIPAL BONDS--2.5%
CALIFORNIA--1.2%
   Alameda Corridor Transportation Authority Taxable
     Series C 6.50%, 10/1/19 (MBIA Insured) ...........      750        835,950
   Alameda Corridor Transportation Authority Taxable
     Series C 6.60%, 10/1/29 (MBIA Insured) ...........    1,750      2,016,928
                                                                    -----------
                                                                      2,852,878
                                                                    -----------
FLORIDA--0.6%
   University of Miami Taxable Series A 7.65%, 4/1/20
     (MBIA Insured) ...................................    1,310      1,345,396
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
ILLINOIS--0.6%
   Illinois Educational Facilities Authority - Loyola
     University Revenue Taxable Series C 7.12%,
     7/1/11 (AMBAC Insured) ...........................  $ 1,330    $ 1,469,251
                                                                    -----------
SOUTH DAKOTA--0.1%
   South Dakota State Educational Enhancement
     Funding Corp. Taxable Series A 6.72%, 6/1/25 .....      309        307,601
                                                                    -----------
TOTAL MUNICIPAL BONDS
   (Identified cost $5,432,039) .......................               5,975,126
                                                                    -----------
ASSET-BACKED SECURITIES--0.4%
   Bombardier Capital Mortgage Securitization Corp.
     99-A, A3 5.98%, 1/15/18 ..........................    1,146      1,049,809
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $1,114,926) .......................               1,049,809
                                                                    -----------
DOMESTIC CORPORATE BONDS--42.9%
ADVERTISING--0.3%
   Lamar Media Corp. 6.625%, 8/15/15 ..................      625        630,469
                                                                    -----------
AEROSPACE & DEFENSE--0.4%
   L-3 Communications Corp. 6.125%, 1/15/14 ...........      550        547,250
   L-3 Communications Corp. 144A 6.375%, 10/15/15(b) ..      250        250,625
   Precision Castparts Corp. 5.60%, 12/15/13 ..........      150        151,827
                                                                    -----------
                                                                        949,702
                                                                    -----------
AGRICULTURAL PRODUCTS--0.1%
   Bunge Ltd. Finance Corp. 4.375%, 12/15/08 ..........      200        196,549
                                                                    -----------
AIR FREIGHT & LOGISTICS--0.1%
   FedEx Corp. 2.65%, 4/1/07 ..........................      150        145,908
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
AIRLINES--2.4%
   Continental Airlines, Inc. 01-1 6.703%, 12/15/22 ...  $ 1,588    $ 1,548,169
   Continental Airlines, Inc. 98-1 A 6.648%, 3/15/19 ..    1,002        979,066
   Delta Air Lines, Inc. 02-1, G-1 6.718%, 7/2/24 .....    2,415      2,449,548
   Delta Air Lines, Inc. 02-1, G-2 6.417%, 1/2/14 .....      684        692,371
                                                                    -----------
                                                                      5,669,154
                                                                    -----------
APPAREL RETAIL--0.0%
   Gap, Inc. (The) 6.90%, 9/15/07 .....................       50         51,110
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.1%
   Bank of New York Co., Inc. (The) 3.625%, 1/15/09 ...      180        173,697
   Franklin Resources, Inc. 3.70%, 4/15/08 ............      125        121,837
                                                                    -----------
                                                                        295,534
                                                                    -----------
AUTOMOBILE MANUFACTURERS--0.5%
   DaimlerChrysler NA Holding Corp. 6.50%, 11/15/13 ...      425        444,995
   Ford Motor Co. 7.45%, 7/16/31(m) ...................    1,250        856,250
                                                                    -----------
                                                                      1,301,245
                                                                    -----------
AUTOMOTIVE RETAIL--0.3%
   Hertz Corp. 144A 8.875%, 1/1/14(b)(m) ..............      600        614,250
   Hertz Corp. 144A 10.50%, 1/1/16(b) .................      150        155,250
                                                                    -----------
                                                                        769,500
                                                                    -----------
BROADCASTING & CABLE TV--2.0%
   Comcast Corp. 4.95%, 6/15/16 .......................      525        495,257
   COX Communications, Inc. 5.45%, 12/15/14 ...........      625        609,877
   DIRECTV Holdings LLC/DIRECTV Financing Co.,
     Inc. 6.375%, 6/15/15 .............................    1,500      1,473,750
   Echostar DBS Corp. 5.75%, 10/1/08 ..................    1,500      1,477,500
   Insight Midwest LP/Insight Capital, Inc. 10.50%,
     11/1/10(m) .......................................      500        528,125
   Univision Communications, Inc. 3.50%, 10/15/07 .....       75         72,755
   Univision Communications, Inc. 3.875%, 10/15/08 ....      175        168,245
                                                                    -----------
                                                                      4,825,509
                                                                    -----------
CASINOS & GAMING--2.6%
   GTECH Holdings Corp. 4.75%, 10/15/10 ...............    1,250      1,139,205
   Harrah's Operating Co., Inc. 5.50%, 7/1/10 .........    1,500      1,499,398
   Harrah's Operating Co., Inc. 5.625%, 6/1/15 ........      875        859,619
   MGM MIRAGE 8.50%, 9/15/10(m) .......................    1,050      1,143,188
   Mohegan Tribal Gaming Authority 6.125%, 2/15/13 ....      500        493,750
   Penn National Gaming, Inc. 6.875%, 12/1/11(m) ......      490        497,350
   Scientific Games Corp. 6.25%, 12/15/12(m) ..........      500        494,375
                                                                    -----------
                                                                      6,126,885
                                                                    -----------
CATALOG RETAIL--0.4%
   IAC/InterActiveCorp 7%, 1/15/13(m) .................      875        900,271
                                                                    -----------
COMMERCIAL PRINTING--0.0%
   Donnelley (R.R.) & Sons Co. 3.75%, 4/1/09 ..........       75         71,074
                                                                    -----------
COMMODITY CHEMICALS--0.5%
   NOVA Chemicals Corp. 144A 7.561%,
     11/15/13(b)(c)(m) ................................    1,218      1,249,972
                                                                    -----------
COMMUNICATIONS EQUIPMENT--1.0%
   Corning, Inc. 6.20%, 3/15/16 .......................    1,250      1,278,290
   Lucent Technologies, Inc. 5.50%, 11/15/08(m) .......    1,225      1,225,000
                                                                    -----------
                                                                      2,503,290
                                                                    -----------
COMPUTER HARDWARE--0.1%
   International Business Machines Corp. 2.375%,
     11/1/06 ..........................................      225        220,660
                                                                    -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.2%
   Case Corp. 7.25%, 1/15/16(m) .......................      500        468,750
                                                                    -----------
CONSUMER FINANCE--3.5%
   Capital One Bank 5.75%, 9/15/10 ....................      125        127,981
   Caterpillar Financial Services Corp.
     2.35%, 9/15/06 ...................................      200        196,579
   Ford Motor Credit Co. 7.26%, 11/2/07(c)(m) .........      225        215,132
   Ford Motor Credit Co. 8.625%, 11/1/10 ..............    2,500      2,279,975

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
CONSUMER FINANCE--CONTINUED
   General Electric Capital Corp. 6%, 6/15/12 .........  $ 1,870    $ 1,969,467
   General Motors Acceptance Corp. 7.25%, 3/2/11 ......    1,250      1,150,120
   General Motors Acceptance Corp.
     6.875%, 9/15/11(m) ...............................      943        860,945
   Household Finance Corp. 4.125%, 11/16/09 ...........      275        265,509
   HSBC Finance Corp. 6.375%, 11/27/12(m) .............    1,000      1,062,581
   SLM Corp. 3.95%, 8/15/08 ...........................      250        243,906
   SLM Corp. 6.81%, 1/31/14(c)(m) .....................       50         49,273
                                                                    -----------
                                                                      8,421,468
                                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 ...................    1,000        963,935
   Fiserv, Inc. 3%, 6/27/08 ...........................      150        141,886
                                                                    -----------
                                                                      1,105,821
                                                                    -----------
DIVERSIFIED CHEMICALS--0.6%
   Cabot Corp. 144A 5.25%, 9/1/13(b) ..................      750        729,528
   Huntsman LLC 11.40%, 7/15/11(c) ....................      500        532,500
   Nalco Co. 7.75%, 11/15/11(m) .......................       50         51,625
                                                                    -----------
                                                                      1,313,653
                                                                    -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--1.3%
   Adesa, Inc. 7.625%, 6/15/12 ........................      500        500,000
   ARAMARK Services, Inc. 7%, 5/1/07(m) ...............      145        148,242
   ARAMARK Services, Inc. 6.375%, 2/15/08 .............      110        112,506
   Cendant Corp. 6.25%, 1/15/08 .......................      195        198,517
   Cendant Corp. 6.25%, 3/15/10 .......................      175        181,096
   Cintas Corp. 6%, 6/1/12 ............................       50         52,826
   Mobile Mini, Inc. 9.50%, 7/1/13(m) .................    1,500      1,655,625
   PHH Corp. 6%, 3/1/08 ...............................      175        177,567
                                                                    -----------
                                                                      3,026,379
                                                                    -----------
DIVERSIFIED METALS & MINING--0.5%
   Glencore Funding LLC 144A 6%, 4/15/14(b) ...........    1,150      1,081,623
                                                                    -----------
ELECTRIC UTILITIES--2.2%
   Consumers Energy Co. Series J 6%, 2/15/14 ..........    1,250      1,282,478
   Entergy Gulf States, Inc. 3.60%, 6/1/08 ............    1,000        961,619
   MSW Energy Holdings LLC/MSW Energy Finance Co.,
     Inc. 8.50%, 9/1/10 ...............................    1,000      1,070,000
   PPL Capital Funding Trust I Series
     A 4.33%, 3/1/09(m) ...............................    1,250      1,215,595
   Public Service Co. of Colorado Series A 6.875%,
     7/15/09 ..........................................       25         26,493
   Southern California Edison Co. 7.625%, 1/15/10(m) ..      100        109,091
   Southern California Edison Co. 5%, 1/15/14 .........       50         49,686
   Southern California Edison Co. 6%, 1/15/34(m) ......      100        105,827
   Southern California Edison Co. 5.75%, 4/1/35 .......      125        128,107
   Southwestern Public Service Co. Series B 5.125%,
     11/1/06 ..........................................      425        425,358
                                                                    -----------
                                                                      5,374,254
                                                                    -----------
ELECTRONIC MANUFACTURING SERVICES--0.9%
   Jabil Circuit, Inc. 5.875%, 7/15/10(m) .............    1,500      1,523,445
   Sanmina-SCI Corp. 6.75%, 3/1/13(m) .................      750        717,187
                                                                    -----------
                                                                      2,240,632
                                                                    -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
   Allied Waste North America, Inc. 6.125%, 2/15/14 ...      500        473,750
   Waste Management, Inc. 7.375%, 8/1/10(m) ...........      430        467,966
                                                                    -----------
                                                                        941,716
                                                                    -----------
GAS UTILITIES--0.1%
   Panhandle Eastern Pipe Line Co.
     LP 4.80%, 8/15/08(m) .............................      100         98,869
   Panhandle Eastern Pipe Line Co. LP Series B 2.75%,
     3/15/07 ..........................................       75         72,929
   Southwest Gas Corp. 7.625%, 5/15/12 ................      140        156,329
                                                                    -----------
                                                                        328,127
                                                                    -----------
HEALTH CARE EQUIPMENT--0.6%
   Fisher Scientific International,
     Inc. 6.75%, 8/15/14(m) ...........................    1,300      1,361,750
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
HEALTH CARE FACILITIES--0.9%
   HCA, Inc. 5.25%, 11/6/08 ...........................  $   290    $   287,629
   HCA, Inc. 6.30%, 10/1/12 ...........................      900        908,994
   IASIS Healthcare LLC/IASIS Capital Corp. 8.75%,
     6/15/14 ..........................................      500        527,500
   Manor Care, Inc. 6.25%, 5/1/13 .....................      370        384,473
                                                                    -----------
                                                                      2,108,596
                                                                    -----------
HEALTH CARE SERVICES--0.4%
   Fresenius Medical Care Capital Trust IV 7.875%,
     6/15/11 ..........................................       25         26,750
   LifeCare Holdings, Inc. 144A 9.25%, 8/15/13(b) .....      375        298,125
   Omnicare, Inc. 6.75%, 12/15/13(m) ..................      500        508,125
   Quest Diagnostics, Inc. 7.50%, 7/12/11 .............       35         38,723
                                                                    -----------
                                                                        871,723
                                                                    -----------
HOMEBUILDING--0.5%
   K. Hovnanian Enterprises, Inc. 6.50%, 1/15/14(m) ...       75         72,099
   K. Hovnanian Enterprises, Inc. 6.375%, 12/15/14 ....    1,000        950,847
   Toll Brothers Finance Corp. 6.875%, 11/15/12 .......       75         78,779
                                                                    -----------
                                                                      1,101,725
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES--0.8%
   La Quinta Properties, Inc. 7%, 8/15/12 .............      600        652,500
   Royal Caribbean Cruises Ltd. 6.875%, 12/1/13 .......    1,250      1,330,175
                                                                    -----------
                                                                      1,982,675
                                                                    -----------
HOUSEHOLD PRODUCTS--0.1%
   Procter & Gamble Co. (The) 4.75%, 6/15/07(m) .......      195        195,186
                                                                    -----------
HYPERMARKETS & SUPER CENTERS--0.1%
   Wal-Mart Stores, Inc. 6.875%, 8/10/09 ..............      250        266,069
                                                                    -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
   AES Corp. (The) 144A 8.75%, 5/15/13(b) .............      750        820,313
                                                                    -----------
INDUSTRIAL MACHINERY--0.1%
   Kennametal, Inc. 7.20%, 6/15/12 ....................      225        244,252
                                                                    -----------
INTEGRATED OIL & GAS--0.1%
   ChevronTexaco Capital Co. 3.50%, 9/17/07(m) ........      260        254,703
   Occidental Petroleum Corp. 4.25%, 3/15/10 ..........       80         78,040
                                                                    -----------
                                                                        332,743
                                                                    -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.5%
   Citizens Communications Co. 9.25%, 5/15/11 .........      500        553,750
   MCI, Inc. 7.688%, 5/1/09 ...........................    1,225      1,267,875
   Qwest Corp. 8.875%, 3/15/12(m) .....................    1,250      1,415,625
   Verizon Global Funding Corp. 6.875%, 6/15/12(m) ....    2,500      2,713,057
                                                                    -----------
                                                                      5,950,307
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--0.3%
   Jefferies Group, Inc. 5.50%, 3/15/16 ...............      225        222,255
   Morgan Stanley 4.75%, 4/1/14 .......................      570        546,668
                                                                    -----------
                                                                        768,923
                                                                    -----------
LIFE & HEALTH INSURANCE--0.5%
   Americo Life, Inc. 144A 7.875%, 5/1/13(b) ..........      200        206,939
   New York Life Insurance Co.
     144A 5.875%, 5/15/33(b) ..........................      100        104,377
   Protective Life Secured Trust 6.19%, 5/10/10(c) ....      750        722,760
   StanCorp Financial Group, Inc. 6.875%, 10/1/12 .....      225        242,019
                                                                    -----------
                                                                      1,276,095
                                                                    -----------
MANAGED HEALTH CARE--0.5%
   Coventry Health Care, Inc. 8.125%, 2/15/12 .........      500        533,750
   UnitedHealth Group, Inc. 5.20%, 1/17/07 ............      130        129,917
   UnitedHealth Group, Inc. 3.30%, 1/30/08 ............      220        213,238
   UnitedHealth Group, Inc. 4.875%, 4/1/13(m) .........      125        124,219
   WellPoint, Inc. 6.375%, 6/15/06 ....................      260        261,724
                                                                    -----------
                                                                      1,262,848
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
METAL & GLASS CONTAINERS--1.0%
   Ball Corp. 6.875%, 12/15/12 ........................  $ 1,690    $ 1,753,375
   Owens-Brockway Glass Container, Inc. 8.875%,
     2/15/09 ..........................................      140        146,825
   Owens-Brockway Glass Container, Inc. 7.75%,
     5/15/11(m) .......................................       50         52,437
   Plastipak Holdings, Inc. 144A 8.50%, 12/15/15(b) ...      500        507,500
                                                                    -----------
                                                                      2,460,137
                                                                    -----------
MOTORCYCLE MANUFACTURERS--0.0%
   Harley-Davidson, Inc. 144A 3.625%, 12/15/08(b) .....      100         96,734
                                                                    -----------
MOVIES & ENTERTAINMENT--0.1%
   Time Warner, Inc. 6.875%, 5/1/12 ...................      275        292,732
                                                                    -----------
MULTI-LINE INSURANCE--0.5%
   Assurant, Inc. 5.625%, 2/15/14 .....................      575        582,375
   Assurant, Inc. 6.75%, 2/15/34 ......................       75         81,509
   Farmers Insurance Exchange 144A 8.625%, 5/1/24(b) ..       75         91,033
   Liberty Mutual Group, Inc. 144A 5.75%, 3/15/14(b) ..      200        197,415
   Liberty Mutual Group, Inc. 144A 7%, 3/15/34(b) .....      150        154,680
   Liberty Mutual Insurance Co.
     144A 8.50%, 5/15/25(b) ...........................       25         30,460
                                                                    -----------
                                                                      1,137,472
                                                                    -----------
MULTI-UTILITIES--0.5%
   AmerenEnergy Generating Co.
     Series F 7.95%, 6/1/32 ...........................       40         50,608
   CMS Energy Corp. 7.75%, 8/1/10(m) ..................      100        105,375
   CMS Energy Corp. 7.50%, 1/15/09(m) .................      125        129,375
   Dominion Resources, Inc.
     Series D 5.125%, 12/15/09 ........................      100         99,708
   MidAmerican Energy Holdings Co. 3.50%, 5/15/08 .....      200        192,970
   Northern States Power Co. 2.875%, 8/1/06 ...........       35         34,637
   Pacific Gas & Electric Co. 3.60%, 3/1/09 ...........      500        479,816
   Xcel Energy, Inc. 3.40%, 7/1/08 ....................      140        134,922
                                                                    -----------
                                                                      1,227,411
                                                                    -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
   Cooper Cameron Corp. 2.65%, 4/15/07 ................      100         96,686
   Halliburton Co. 5.50%, 10/15/10(m) .................      650        663,884
   Hornbeck Offshore Services, Inc. Series B 6.125%,
     12/1/14(m) .......................................      400        392,000
                                                                    -----------
                                                                      1,152,570
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION--1.7%
   Anadarko Petroleum Corp. 3.25%, 5/1/08(m) ..........      345        332,242
   Chesapeake Energy Corp. 6.875%, 1/15/16(m) .........    1,125      1,158,750
   Denbury Resources, Inc. 7.50%, 4/1/13 ..............      400        408,000
   Devon Energy Corp. 2.75%, 8/1/06 ...................      175        172,628
   Pioneer Natural Resources Co. 5.875%, 7/15/16 ......    1,000        990,324
   Pogo Producing Co. 144A 6.875%, 10/1/17(b)(m) ......      500        490,000
   Swift Energy Co. 7.625%, 7/15/11 ...................      500        512,500
                                                                    -----------
                                                                      4,064,444
                                                                    -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
   Kern River Funding Corp. 144A 4.893%, 4/30/18(b) ...       89         87,004
   Premcor Refining Group, Inc. (The) 9.25%, 2/1/10 ...      750        812,701
                                                                    -----------
                                                                        899,705
                                                                    -----------
OIL & GAS STORAGE & TRANSPORTATION--1.2%
   AmeriGas Partners LP 7.25%, 5/20/15 ................      500        512,500
   Buckeye Partners LP 5.125%, 7/1/17 .................    1,250      1,200,177
   Kaneb Pipe Line Operating Partnership LP 5.875%,
     6/1/13 ...........................................      125        128,328
   Suburban Propane Partners LP/Suburban Energy
     Finance Corp. 6.875%, 12/15/13(m) ................      500        470,000
   Williams Cos., Inc. (The) 7.125%, 9/1/11(m) ........      500        521,875
                                                                    -----------
                                                                      2,832,880
                                                                    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
   American Real Estate Partners LP/American Real
     Estate Finance Corp. 8.125%, 6/1/12 ..............    1,000      1,042,500

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--CONTINUED
   Citigroup, Inc. 4.875%, 5/7/15(m) ..................  $   175    $   170,678
   OneAmerica Financial Partners, Inc. 144A 7%,
     10/15/33(b) ......................................      175        197,209
                                                                    -----------
                                                                      1,410,387
                                                                    -----------
PACKAGED FOODS & MEATS--1.1%
   Dean Foods Co. 6.625%, 5/15/09(m) ..................      500        511,875
   Dean Foods Co. 6.90%, 10/15/17(m) ..................       50         51,000
   Kellogg Co. 2.875%, 6/1/08(m) ......................      400        381,107
   Kellogg Co. Series B 6.60%, 4/1/11 .................       75         80,294
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ..............    1,500      1,608,750
                                                                    -----------
                                                                      2,633,026
                                                                    -----------
PAPER PACKAGING--0.1%
   Sealed Air Corp. 144A 5.375%, 4/15/08(b) ...........      250        250,938
                                                                    -----------
PAPER PRODUCTS--0.4%
   Solo Cup Co. 8.50%, 2/15/14(m) .....................    1,145      1,007,600
                                                                    -----------
PERSONAL PRODUCTS--0.1%
   Gillette Co. (The) 4.125%, 8/30/07(m) ..............      125        123,593
                                                                    -----------
PROPERTY & CASUALTY INSURANCE--0.4%
   Berkley (W.R.) Corp. 5.875%, 2/15/13 ...............       75         75,793
   Berkshire Hathaway Finance Corp. 4.625%,
     10/15/13(m) ......................................      100         97,541
   Fund American Cos., Inc. 5.875%, 5/15/13 ...........      175        176,586
   Kingsway America, Inc. 7.50%, 2/1/14 ...............      125        128,795
   Markel Corp. 6.80%, 2/15/13 ........................      175        184,067
   NYMAGIC, Inc. 6.50%, 3/15/14 .......................      150        145,589
   Progressive Corp. (The) 6.25%, 12/1/32 .............       75         81,841
                                                                    -----------
                                                                        890,212
                                                                    -----------
PUBLISHING & PRINTING--0.1%
   Dex Media East LLC/Dex Media East Finance Co.
     9.875%, 11/15/09 .................................       25         27,156
   Dex Media, Inc. 8%, 11/15/13 .......................       50         51,250
   News America, Inc. 6.625%, 1/9/08 ..................      250        257,827
                                                                    -----------
                                                                        336,233
                                                                    -----------
REGIONAL BANKS--0.2%
   Citizens Banking Corp. 5.75%, 2/1/13 ...............       25         25,884
   Hudson United Bank 7%, 5/15/12 .....................       80         87,680
   Zions Bancorp. 2.70%, 5/1/06 .......................      125        124,185
   Zions Bancorp. 6%, 9/15/15 .........................      125        130,630
                                                                    -----------
                                                                        368,379
                                                                    -----------
REITS--1.9%
   Centerpoint Properties Trust 5.25%, 7/15/11 ........      500        494,335
   Health Care REIT, Inc. 5.875%, 5/15/15 .............    1,775      1,761,810
   Host Marriott LP Series O 6.375%, 3/15/15(m) .......      325        325,812
   iStar Financial, Inc. 5.375%, 4/15/10 ..............    1,000        991,068
   iStar Financial, Inc. Series B 5.125%, 4/1/11 ......       75         73,162
   Mack-Cali Realty LP 5.125%, 2/15/14 ................      700        686,421
   Ventas Realty LP/Ventas Capital Corp. 144A 6.50%,
     6/1/16(b)(m) .....................................      250        252,500
                                                                    -----------
                                                                      4,585,108
                                                                    -----------
RESTAURANTS--0.0%
   Domino's, Inc. 8.25%, 7/1/11 .......................       30         31,500
                                                                    -----------
SOFT DRINKS--0.1%
   Coca-Cola Enterprises, Inc. 7.125%, 8/1/17 .........      133        154,416
                                                                    -----------
SPECIALIZED CONSUMER SERVICES--0.7%
   Service Corporation International 7.70%, 4/15/09 ...      750        791,250
   Stewart Enterprises, Inc. 144A 7.75%, 2/15/13(b) ...    1,000        965,000
                                                                    -----------
                                                                      1,756,250
                                                                    -----------
SPECIALTY CHEMICALS--0.4%
   Crompton Corp. 9.875%, 8/1/12 ......................      750        859,688
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
SPECIALTY STORES--0.4%
   Office Depot, Inc. 6.25%, 8/15/13 ..................  $ 1,000    $ 1,021,827
                                                                    -----------
THRIFTS & MORTGAGE FINANCE--0.1%
   Chevy Chase Bank FSB 6.875%, 12/1/13 ...............       75         77,625
   Sovereign Capital Trust 9%, 4/1/27 .................       35         37,723
                                                                    -----------
                                                                        115,348
                                                                    -----------
TOBACCO--0.3%
   Reynolds (R.J.) Tobacco Holdings, Inc.
     144A 7.30%, 7/15/15(b) ...........................      750        768,750
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS--0.5%
   United Rentals North America, Inc. 6.50%, 2/15/12 ..    1,250      1,223,438
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
   Nextel Communications, Inc. Series E 6.875%,
     10/31/13 .........................................    2,000      2,086,428
                                                                    -----------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $102,931,132) .....................             102,539,666
                                                                    -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.5%
   Adjustable Rate Mortgage Trust 05-3, 2A1 4.716%,
     7/25/35(c) .......................................    1,728      1,701,698
   Bear Stearns Structured Products, Inc. 04-15,
     A2 P.O. 144A 0%, 11/27/34(b) .....................      794        696,545
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-12, 12A1 4.794%, 8/25/34(c) .............    2,174      2,149,593
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-13, 1A1 5.50%, 8/25/34 ..................    1,456      1,447,681
   Countrywide Partnership Trust Net Interest Margin
     04-EC1N 144A 5%, 9/25/35(b) ......................      214        212,789
   DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.24%,
     11/12/31 .........................................      365        376,190
   Finance America Net Interest Margin Trust 04-1 A
     144A 5.25%, 6/27/34(b) ...........................      225        224,307
   First Franklin Net Interest Margin Trust 04-FF7A A
     144A 5%, 9/27/34(b) ..............................       86         85,164
   First Franklin Net Interest Margin Trust 04-FF7A B
     144A 6.75%, 9/27/34(b) ...........................      435        414,579
   First Horizon Mortgage Pass-Through Trust 04-AR4,
     2A1 4.421%, 8/25/34(c) ...........................    2,911      2,866,163
   First Horizon Mortgage Pass-Through Trust 05-AR1,
     2A1 5.027%, 4/25/35(c) ...........................    1,467      1,449,197
   GMAC Commercial Mortgage Securities, Inc. 97-C2,
     A3 6.566%, 4/15/29 ...............................      640        655,200
   GS Mortgage Securities Corp. II 99-C1, A2 6.11%,
     11/18/30(c) ......................................      544        556,687
   Homestar Net Interest Margin Trust 04-3, A1 144A
     5.50%, 7/25/34(b) ................................       36         35,505
   Lehman Brothers Commercial Conduit Mortgage Trust
     99-C2, A2 7.325%, 10/15/32 .......................    2,100      2,248,084
   Master Resecuritization Trust 04-3 144A 5%,
     3/28/34(b) .......................................      726        681,024
   Master Resecuritization Trust 05-1 144A 5%,
     10/28/34(b) ......................................      899        859,467
   Morgan Stanley Capital I 98-WF2 C 6.77%, 7/15/30 ...    1,700      1,769,187
   Structured Asset Securities Corp. 03-32,
     1A1 5.29%, 11/25/33(c) ...........................    1,069      1,039,422
   Structured Asset Securities Corp. 05-1, 6A1 6%,
     2/25/35 ..........................................    2,113      2,113,007
   Wells Fargo Mortgage Backed Securities Trust 05-5,
     1A1 5%, 5/25/20 ..................................    1,165      1,144,613
                                                                    -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $22,838,828) ......................              22,726,102
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
FOREIGN GOVERNMENT SECURITIES--19.9%

ARGENTINA--0.7%
   Republic of Argentina 0%, 12/15/35(c) ..............  $ 4,451    $   237,018
   Republic of Argentina PIK Interest Capitalization
     8.28%, 12/31/33 ..................................    1,599      1,335,231
                                                                    -----------
                                                                      1,572,249
                                                                    -----------
AUSTRALIA--0.5%
   Commonwealth of Australia Series 1106 6.75%,
     11/15/06 .........................................    1,505(j)   1,115,518
                                                                    -----------
BRAZIL--4.2%
   Federative Republic of Brazil 10.50%, 7/14/14 ......    1,900      2,333,200
   Federative Republic of Brazil 7.875%, 3/7/15 .......    1,250      1,334,375
   Federative Republic of Brazil 12.50%, 1/5/16 .......    2,759(k)   1,185,817
   Federative Republic of Brazil 8.25%, 1/20/34 .......    2,000      2,128,000
   Federative Republic of Brazil 11%, 8/17/40(m) ......    2,450      3,161,112
                                                                    -----------
                                                                     10,142,504
                                                                    -----------
BULGARIA--0.5%
   Republic of Bulgaria RegS 8.25%, 1/15/15(f) ........    1,000      1,210,000
                                                                    -----------
COLOMBIA--0.2%
   Republic of Colombia 10%, 1/23/12 ..................      500        597,500
                                                                    -----------
EL SALVADOR--0.2%
   Republic of El Salvador 144A 7.625%, 9/21/34(b) ....      400        433,000
                                                                    -----------
GUATEMALA--0.3%
   Republic of Guatemala 144A 8.125%, 10/6/34(b)(m) ...      675        739,125
                                                                    -----------
INDONESIA--0.2%
   Republic of Indonesia 144A 6.75%, 3/10/14(b) .......      500        500,000
                                                                    -----------
MEXICO--0.5%
   United Mexican States 4.625%, 10/8/08 ..............       50         49,375
   United Mexican States 6.625%, 3/3/15 ...............      500        547,500
   United Mexican States 6.75%, 9/27/34 ...............      500        546,875
                                                                    -----------
                                                                      1,143,750
                                                                    -----------
NEW ZEALAND--0.3%
   Commonwealth of New Zealand Series 206 6.50%,
     2/15/06 ..........................................    1,120(i)     764,291
                                                                    -----------
PANAMA--0.4%
   Republic of Panama 9.375%, 1/16/23 .................      750        943,125
                                                                    -----------
PERU--0.6%
   Republic of Peru 8.375%, 5/3/16(m) .................      500        551,250
   Republic of Peru 7.35%, 7/21/25(m) .................      325        321,344
   Republic of Peru 8.75%, 11/21/33 ...................      500        565,000
                                                                    -----------
                                                                      1,437,594
                                                                    -----------
PHILIPPINES--1.7%
   Republic of Philippines 8%, 1/15/16(m) .............      500        525,000
   Republic of Philippines 10.625%, 3/16/25 ...........    2,250      2,868,750
   Republic of Philippines 9.50%, 2/2/30 ..............      500        588,750
                                                                    -----------
                                                                      3,982,500
                                                                    -----------
RUSSIA--3.1%
   Russian Federation 144A 5%, 3/31/30(b)(c) ..........    5,250      5,919,375
   Russian Federation RegS 5%, 3/31/30(c)(f) ..........    1,250      1,412,500
                                                                    -----------
                                                                      7,331,875
                                                                    -----------
TURKEY--2.2%
   Republic of Turkey 10.50%, 1/13/08 .................      500        551,250
   Republic of Turkey 11.50%, 1/23/12 .................    1,150      1,464,813
   Republic of Turkey 7.25%, 3/15/15 ..................    1,000      1,057,500
   Republic of Turkey 7%, 6/5/20(m) ...................      500        508,125
   Republic of Turkey 7.375%, 2/5/25 ..................    1,575      1,634,062
                                                                    -----------
                                                                      5,215,750
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
URUGUAY--0.3%
   Republic of Uruguay 8%, 11/18/22 ...................  $   600    $   616,500
                                                                    -----------
VENEZUELA--4.0%
   Republic of Venezuela 9.25%, 9/15/27(m) ............    5,500      6,531,250
   Republic of Venezuela RegS 5.375%, 8/7/10(f) .......    3,300      3,159,750
                                                                    -----------
                                                                      9,691,000
                                                                    -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $44,875,783) ......................              47,436,281
                                                                    -----------
FOREIGN CORPORATE BONDS(d)--10.0%
AUSTRALIA--0.8%
   Commonwealth Bank of Australia Series TCD 6.75%,
     12/1/07 ..........................................    2,500(j)   1,873,821
                                                                    -----------
BRAZIL--0.2%
   Petrobras International Finance Co.
     9.125%, 7/2/13 ...................................      525        612,938
                                                                    -----------
CANADA--1.4%
   CHC Helicopter Corp. 7.375%, 5/1/14 ................      685        696,131
   Norske Skog Canada Ltd. 7.375%, 3/1/14(m) ..........      715        629,200
   Rogers Cable, Inc. 7.875%, 5/1/12 ..................    1,000      1,073,750
   Rogers Wireless Communications, Inc. 8%,
     12/15/12 .........................................      400        425,500
   Rogers Wireless Communications, Inc. 6.375%,
     3/1/14 ...........................................      575        579,313
                                                                    -----------
                                                                      3,403,894
                                                                    -----------
CHILE--0.7%
   Empresa Nacional de Electricidad SA 8.35%, 8/1/13 ..      500        569,458
   Enersis SA 7.375%, 1/15/14(m) ......................    1,000      1,077,593
                                                                    -----------
                                                                      1,647,051
                                                                    -----------
FRANCE--0.3%
   Compagnie Generale de Geophysique 7.50%, 5/15/15 ...      750        780,000
                                                                    -----------
GERMANY--0.6%
   Deutsche Telekom International Finance BV 3.875%,
     7/22/08 ..........................................      250        244,179
   Deutsche Telekom International Finance BV 8%,
     6/15/10 ..........................................    1,000      1,133,771
                                                                    -----------
                                                                      1,377,950
                                                                    -----------
HONG KONG--0.1%
   Hutchison Whampoa International Ltd. 144A 5.45%,
     11/24/10(b) ......................................      150        151,224
                                                                    -----------
INDONESIA--0.2%
   Freeport-McMoRan Copper & Gold, Inc. 10.125%,
     2/1/10 ...........................................      500        551,875
                                                                    -----------
JAPAN--0.5%
   Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(c) .........    1,250      1,244,717
                                                                    -----------
KAZAKHSTAN--1.4%
   Kazkommerts International BV 144A 7.875%,
     4/7/14(b) ........................................    1,000      1,055,000
   Kazkommerts International BV RegS 10.125%,
     5/8/07(f) ........................................      250        263,950
   Tengizchevroil Finance Co. 144A 6.124%,
     11/15/14(b) ......................................    1,000      1,017,000
   TuranAlem Finance BV 144A 7.875%, 6/2/10(b) ........    1,000      1,050,000
                                                                    -----------
                                                                      3,385,950
                                                                    -----------
LUXEMBOURG--0.8%
   Lighthouse International Co. SA 144A 8%,
     4/30/14(b) .......................................      400(l)     504,339
   Nell AF Sarl 144A 8.375%, 8/15/15(b)(m) ............    1,375      1,368,125
                                                                    -----------
                                                                      1,872,464
                                                                    -----------
MALAYSIA--0.5%
   Malaysia International Shipping Corp. Capital
     Ltd. 144A 6.125%, 7/1/14(b) ......................    1,250      1,314,874
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                         PAR
                                                        VALUE
                                                        (000)       VALUE
                                                     ----------   -----------
MEXICO--0.7%
   America Movil SA de CV 5.50%, 3/1/14 ...........  $    1,000  $    987,600
   Pemex Project Funding Master Trust 6.125%,
     8/15/08 ......................................         200       204,000
   Pemex Project Funding Master Trust 144A
     5.75%, 12/15/15(b) ...........................         500       497,500
                                                                 ------------
                                                                    1,689,100
                                                                 ------------
RUSSIA--0.7%
   Gazprom OAO 144A 5.625%, 7/22/13(b) ............         435       432,651
   Gazprom OAO 144A 9.625%, 3/1/13(b)(m) ..........         750       906,562
   OJSC Vimpel Communications 144A 8.375%,
     10/22/11(b)(m) ...............................         250       261,250
                                                                 ------------
                                                                    1,600,463
                                                                 ------------
SINGAPORE--0.3%
   Chartered Semiconductor Manufacturing Ltd.
     5.75%, 8/3/10(m) .............................         670       667,651
                                                                 ------------
UKRAINE--0.2%
   Kyivstar GSM 144A 7.75%, 4/27/12(b)(m) .........         375       382,500
                                                                 ------------
UNITED KINGDOM--0.4%
   British Sky Broadcasting Group plc
     6.875%, 2/23/09 ..............................         650       680,919
   Hanson Australia Funding Ltd. 5.25%, 3/15/13 ...         125       123,913
   SABMiller plc 144A 6.625%, 8/15/33(b) ..........          75        83,462
                                                                 ------------
                                                                      888,294
                                                                 ------------
UNITED STATES--0.2%
   NOVA Chemicals Corp. 6.50%, 1/15/12 ............         500       486,875
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $23,602,688) ..................                23,931,641
                                                                 ------------
DOMESTIC CONVERTIBLE BONDS--0.4%

COMPUTER STORAGE & PERIPHERALS--0.0%
Candescent Technologies Corp. Cv. 144A 8%,
     5/01/03(b)(g)(h) .............................          50             0
                                                                 ------------
PHARMACEUTICALS--0.4%
   Par Pharmaceutical Cos., Inc. Cv. 2.875%,
     9/30/10 ......................................       1,250     1,037,500
                                                                 ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $1,055,678) ...................                 1,037,500
                                                                 ------------
LOAN AGREEMENTS(c)--2.6%

AIRPORT SERVICES--0.6%
   Worldspan LP Tranche 7.30%, 2/11/10 ............       1,351     1,327,432
                                                                 ------------
BROADCASTING & CABLE TV--0.4%
   Charter Communications Operating LLC
     Tranche B 7.80%, 4/27/11 .....................       1,000     1,003,750
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Solar Capital Corp. Tranche 7.05%, 1/22/13 .....       1,250     1,259,375
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)         VALUE
                                                     ----------  ------------

DEPARTMENT STORES--0.4%
   Neiman-Marcus Group, Inc. (The) Tranche
      7.05%, 4/6/13 ...............................     $ 1,000  $ 1,008,750
                                                                 ------------
PAPER PRODUCTS--0.7%
   NewPage Corp. Tranche B 7.55%, 5/2/11 ..........       1,500    1,518,750
                                                                 ------------
TOTAL LOAN AGREEMENTS
   (Identified cost $6,137,525) ...................                 6,118,057
                                                                 ------------

                                                       SHARES
                                                     ----------

DOMESTIC PREFERRED STOCKS--0.1%
REITS--0.0%
   Saul Centers, Inc. Series A Pfd. 8% (m) ........         425        10,880
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.1%
   Chevy Chase Bank FSB Series C Pfd. 8% ..........       3,925       101,658
   Chevy Chase Preferred Capital Corp. Series A
     Pfd. 10.375% .................................       1,225        68,600
                                                                 ------------
                                                                      170,258
                                                                 ------------
TOTAL DOMESTIC PREFERRED STOCKS
   (Identified cost $178,955) .....................                   181,138
                                                                 ------------
DOMESTIC COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
   AT&T Latin America Corp. Class A (e) ...........      64,050           384
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $281,820) .....................                       384
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.2%
   (Identified cost $232,293,684) .................               234,700,909
                                                                 ------------
SHORT-TERM INVESTMENTS--13.6%

MONEY MARKET MUTUAL FUNDS--11.7%
   State Street Navigator Prime Portfolio
     (4.28% seven day effective yield)(n) .........  28,013,470    28,013,470
                                                                 ------------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                     ----------
COMMERCIAL PAPER(o)--1.9%
   CAFCO LLC 4.12%, 1/3/06 ........................  $    4,545     4,543,960
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $32,557,430) ..................                32,557,430
                                                                 ------------
TOTAL INVESTMENTS--111.8%
   (Identified cost $264,851,114) .................               267,258,339(a)
   Other assets and liabilities, net--(11.8)% .....               (28,161,573)
                                                                 ------------
NET ASSETS--100.0% ................................              $239,096,766
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,454,475 and gross depreciation of $4,167,577 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $264,971,441.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $30,670,309 or 12.8% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(e)   Non-income producing.

(f) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(g)   Security in default.

(h) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2005, this security amounted to a value of $0 or 0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(i)   Par value represents New Zealand Dollar.

(j)   Par value represents Australian Dollar.

(k)   Par value represents Brazilian Real.

(l)   Par value represents Euro.

(m)   All or a portion of security is on loan.

(n) Represents security purchased with cash collateral received for securities on loan.

(o)   The rate shown is the discount rate.

(p)   Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value including $27,440,903 of
   securities on loan (Identified cost $264,851,114) ..........   $ 267,258,339
Cash ..........................................................         532,185
Receivables
   Dividends and interest .....................................       3,745,036
   Investment securities sold .................................       1,055,792
   Fund shares sold ...........................................          81,819
Prepaid expenses ..............................................          14,611
                                                                  -------------
      Total assets ............................................     272,687,782
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................       5,278,995
   Fund shares repurchased ....................................          96,353
   Upon return of securities loaned ...........................      28,013,470
   Investment advisory fee ....................................         101,223
   Administration fee .........................................          14,779
   Financial agent fee ........................................          13,797
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          71,165
                                                                  -------------
      Total liabilities .......................................      33,591,016
                                                                  -------------
NET ASSETS ....................................................   $ 239,096,766
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 256,765,934
   Undistributed net investment income ........................         693,812
   Accumulated net realized loss ..............................     (20,767,985)
   Net unrealized appreciation ................................       2,405,005
                                                                  -------------
NET ASSETS ....................................................   $ 239,096,766
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................      26,160,636
                                                                  =============
Net asset value and offering price per share ..................   $        9.14
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ...................................................   $  14,775,108
   Dividends ..................................................          15,055
   Security lending ...........................................              25
   Foreign taxes withheld .....................................          (5,450)
                                                                  -------------
      Total investment income .................................      14,784,738
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       1,209,115
   Financial agent fee ........................................         165,418
   Administration fee .........................................         176,531
   Custodian ..................................................          81,092
   Printing ...................................................          72,030
   Professional ...............................................          38,912
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          60,307
                                                                  -------------
      Total expenses ..........................................       1,815,234
   Less custodian fees paid indirectly ........................          (8,397)
                                                                  -------------
      Net expenses ............................................       1,806,837
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................      12,977,901
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       1,354,686
   Net realized gain (loss) on foreign currency transactions ..        (952,312)
   Net change in unrealized appreciation (depreciation) on
     investments ..............................................      (9,099,699)
   Net change in unrealized appreciation (depreciation) on
     foreign currency translation .............................         (26,246)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................      (8,723,571)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   4,254,330
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED      YEAR ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2005            2004
                                                                                    ------------    ------------
FROM OPERATIONS
   Net investment income (loss) .................................................   $ 12,977,901    $ 13,338,184
   Net realized gain (loss) .....................................................        402,374       3,969,737
   Net change in unrealized appreciation (depreciation) .........................     (9,125,945)     (1,328,252)
                                                                                    ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................      4,254,330      15,979,669
                                                                                    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ........................................................    (11,640,999)    (14,559,121)
                                                                                    ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................    (11,640,999)    (14,559,121)
                                                                                    ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,081,740 and 1,784,867 shares,
     respectively)* .............................................................     10,013,859      16,876,059*
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 5,476,476 shares, respectively) (See Note 11) .......................             --      50,639,637
   Net asset value of shares issued from reinvestment of
     distributions (1,269,887 and 1,571,329 shares, respectively) ...............     11,640,999      14,559,121
   Cost of shares repurchased (2,699,059 and 3,467,997 shares,
     respectively)* .............................................................    (25,056,516)    (32,112,711)*
                                                                                    ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS. ...................     (3,401,658)     49,962,106
                                                                                    ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ........................................    (10,788,327)     51,382,654
NET ASSETS
   Beginning of period ..........................................................    249,885,093     198,502,439
                                                                                    ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $693,812 AND $262,793, RESPECTIVELY] .......................................   $239,096,766    $249,885,093
                                                                                    ============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                    2005          2004       2003(3)        2002        2001(2)
                                                 ---------     ---------    ---------    ----------    ---------
Net asset value, beginning of period .........   $    9.43     $    9.39    $    8.76    $     8.55    $    8.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.50(1)       0.55         0.58          0.61         0.72(1)
   Net realized and unrealized gain (loss) ...       (0.34)         0.07         0.66          0.22        (0.21)
                                                 ---------     ---------    ---------    ----------    ---------
      TOTAL FROM INVESTMENT OPERATIONS .......        0.16          0.62         1.24          0.83         0.51
                                                 ---------     ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.45)        (0.58)       (0.61)        (0.62)       (0.71)
                                                 ---------     ---------    ---------    ----------    ---------
      TOTAL DISTRIBUTIONS ....................       (0.45)        (0.58)       (0.61)        (0.62)       (0.71)
                                                 ---------     ---------    ---------    ----------    ---------
CHANGE IN NET ASSET VALUE ....................       (0.29)         0.04         0.63          0.21        (0.20)
                                                 ---------     ---------    ---------    ----------    ---------
NET ASSET VALUE, END OF PERIOD ...............   $    9.14     $    9.43    $    9.39    $     8.76    $    8.55
                                                 =========     =========    =========    ==========    =========
Total return .................................        1.78%         6.84%       14.58%        10.00%        6.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....   $ 239,097     $ 249,885    $ 198,502    $  178,990    $ 167,229

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................        0.75%         0.73%        0.74%         0.69%        0.65%
   Gross operating expenses ..................        0.75%         0.73%        0.74%         0.69%        0.71%
   Net investment income (loss) ..............        5.37%         5.68%        6.35%         7.05%        8.14%
Portfolio turnover ...........................          91%          100%         156%          168%         188%

(1)   Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain
      (loss) per share.

(3) As a result of changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: HOW DID THE PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.36%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43% and the Merrill Lynch Short Term Medium Quality Corporate Bond Index, the series style-specific benchmark, returned 1.90%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series benefited from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, and non-agency residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

      The series' exposure to the corporate high quality sector hurt performance as this was one of the worst performing sectors within the Lehman Aggregate Bond Index for the 12 months ended December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector. The portfolio was also hurt by its allocation to non-U.S. dollar bonds as the U.S. dollar unexpectedly strengthened during the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                          FROM
                                                                       INCEPTION
                                                                       6/2/03 TO
                                                              1 YEAR    12/31/05
--------------------------------------------------------------------------------
Multi-Sector Short Term Bond Series                            1.36%     3.74%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           2.43%     2.68%
--------------------------------------------------------------------------------
Merrill Lynch Short Term Medium Quality Corporate
   Bond Index                                                  1.90%     2.11%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                      Merrill Lynch
                                       Short Term
                  Multi-Sector        Medium Quality       Lehman Brothers
                   Short Term           Corporate          Aggregate Bond
                  Bond Series          Bond Index              Index
                  ------------        --------------       ---------------
  6/2/2003          $10,000              $10,000              $10,000
12/31/2003           10,296               10,144               10,018
12/31/2004           10,845               10,340               10,453
12/30/2005           10,993               10,536               10,707

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Short Term Bond Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING          ENDING       EXPENSES PAID
GOODWIN MULTI-SECTOR SHORT TERM  ACCOUNT VALUE    ACCOUNT VALUE        DURING
          BOND SERIES            JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $1,000.00        $1,007.40          $3.54

Hypothetical (5% return
  before expenses)                  1,000.00         1,021.63           3.57

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.36%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,013.60.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(j)
--------------------------------------------------------------------------------
 1. FNMA 5.50%, 4/1/35                                                      2.9%
 2. U.S. Treasury Note 4.25%, 10/15/10                                      2.7%
 3. FHLMC 4.50%, 12/1/18                                                    2.5%
 4. Republic of Venezuela RegS 5.375%, 8/7/10                               2.4%
 5. Republic of Venezuela 10.75%, 9/19/13                                   1.6%
 6. Gazprom OAO 144A 5.625%, 7/22/13                                        1.3%
 7. Renaissance Home Equity Loan Trust 05-3, AF3 4.814%, 11/25/35           1.3%
 8. U.S. Treasury Note 4.375%, 12/15/10                                     1.3%
 9. FNMA 5.50%, 3/1/35                                                      1.2%
10. Federative Republic of Brazil 9.25%, 10/22/10                           1.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                  25%
Non-Agency Mortgage-Backed Securities     16
Foreign Government Securities             16
Agency Mortgage-Backed Securities         12
Foreign Corporate Bonds                    9
Asset-Backed Securities                    7
Loan Agreements                            6
Other                                      9

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
U.S. GOVERNMENT SECURITIES--4.9%

U.S. TREASURY NOTES--4.9%
   U.S. Treasury Note 3.875%, 7/15/10 ..............   $     475   $    465,537
   U.S. Treasury Note 4.25%, 10/15/10 ..............       1,300      1,293,196
   U.S. Treasury Note 4.375%, 12/15/10 .............         600        600,468
                                                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $2,361,953) ....................                  2,359,201
                                                                   ------------
AGENCY MORTGAGE-BACKED SECURITIES--12.3%

   FHLMC 4.50%, 12/1/18 ............................       1,224      1,193,704
   FNMA 4%, 7/1/19 .................................         250        239,106
   FNMA 5%, '20-'35 ................................       1,364      1,352,043
   FNMA 5.50%, 3/1/34 ..............................         393        389,978
   FNMA 6%, 8/1/34 .................................         293        296,530
   FNMA 5.50%, 3/1/35 ..............................         575        569,849
   FNMA 5.50%, 4/1/35 ..............................       1,408      1,395,579
   FNMA 5.50%, 9/25/35 .............................         408        409,513
                                                                   ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $5,959,341) ....................                  5,846,302
                                                                   ------------
MUNICIPAL BONDS--2.4%

CALIFORNIA--1.1%
   Sonoma County Pension Obligation Taxable Series A
     2.43%, 12/1/06 (FGIC Insured) .................         250        244,935
   Ventura County Pension Obligation Taxable 6.58%,
     11/1/06 (FSA Insured) .........................         250        253,645
                                                                   ------------
                                                                        498,580
                                                                   ------------

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------

NEW YORK--0.6%
   New York State Dormitory Authority Higher
     Education Taxable Series B 3.35%, 12/15/09 ....   $     315   $    297,240
                                                                   ------------
PENNSYLVANIA--0.7%
   Philadelphia School District Taxable Series C
     4.29%, 7/1/10 (FSA Insured) ...................         350        341,765
                                                                   ------------
TOTAL MUNICIPAL BONDS
   (Identified cost $1,173,644) ....................                  1,137,585
                                                                   ------------
ASSET-BACKED SECURITIES--6.8%

   AmeriCredit Automobile Receivables Trust 01-D,
     A4 4.41%, 11/12/08 ............................          78         77,933
   Bombardier Capital Mortgage Securitization Corp.
     99-A, A3 5.98%, 1/15/18 .......................         135        123,824
   Capital One Auto Finance Trust 05-BSS B 4.32%,
     5/15/10 .......................................         350        345,009
   Carmax Auto Owner Trust 05-1 C 4.82%,
     10/15/11 ......................................         200        197,973
   Carmax Auto Owner Trust 05-2, A4 4.34%,
     9/15/10 .......................................         500        493,750
   Chase Funding Mortgage Loan Trust 02-2, 1M2
     6.042%, 3/25/31 ...............................         146        146,306
   DaimlerChrysler Auto Trust 05-A B 3.88%,
      7/8/11 .......................................         250        244,050
   GMAC Mortgage Corp. Loan Trust 05-HE2,
     A3 4.622%, 11/25/35(c) ........................         200        197,750
   Great America Leasing Receivables 05-1,
     A4 144A 4.969%, 8/20/10(b) ....................         230        229,137
   Onyx Acceptance Owners Trust 03-D, A4 3.20%,
     3/15/10 .......................................         250        246,257

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
ASSET-BACKED SECURITIES--CONTINUED

   Renaissance Home Equity Loan Trust
     05-3, AF3 4.814%, 11/25/35(c) .................   $     625   $    615,643
   Structured Asset Securities Corp.
     05-7XS, 1A2B 5.27%, 4/25/35(c) ................         300        299,912
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES

   (Identified cost $3,254,928) ....................                  3,217,544
                                                                   ------------
DOMESTIC CORPORATE BONDS--24.8%

AIRLINES--1.0%
   Continental Airlines, Inc. 98-1 A 6.648%,
     9/15/17 .......................................         158        154,083
   Delta Air Lines, Inc. 02-1, G-1 6.718%,
     1/2/23 ........................................         253        256,162
   Delta Air Lines, Inc. 02-1, G-2 6.417%,
     7/2/12 ........................................          68         68,832
                                                                   ------------
                                                                        479,077
                                                                   ------------
ALTERNATIVE CARRIERS--0.3%
   Time Warner Telecom Holdings, Inc.
     8.34%, 2/15/11(c) .............................         150        154,125
                                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
   Jones Apparel Group, Inc. 4.25%, 11/15/09 .......         225        214,440
                                                                   ------------
APPLICATION SOFTWARE--0.3%
   Activant Solutions, Inc. 144A 10.054%,
     4/1/10(b)(c) ..................................         125        129,531
                                                                   ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
   Nuveen Investments, Inc. 5%, 9/15/10 ............          95         93,473
                                                                   ------------
AUTOMOBILE MANUFACTURERS--0.9%
   American Honda Finance Corp. 144A
     4.25%, 3/11/08(b) .............................         250        247,043
   DaimlerChrysler NA Holding Corp.
     6.50%, 11/15/13 ...............................         165        172,763
                                                                   ------------
                                                                        419,806
                                                                   ------------
AUTOMOTIVE RETAIL--0.7%
   AutoNation, Inc. 9%, 8/1/08 .....................         200        215,750
   Hertz Corp. 144A 8.875%, 1/1/14(b) ..............         100        102,375
                                                                   ------------
                                                                        318,125
                                                                   ------------
BROADCASTING & CABLE TV--0.8%
   Comcast Corp. 4.95%, 6/15/16 ....................         175        165,086
   COX Communications, Inc. 6.75%, 3/15/11 .........         200        209,141
                                                                   ------------
                                                                        374,227
                                                                   ------------
CASINOS & GAMING--0.5%
   GTECH Holdings Corp. 4.75%, 10/15/10 ............         250        227,841
                                                                   ------------
COMMODITY CHEMICALS--0.4%
   Nova Chemicals Corp. 144A 7.561%,
     11/15/13(b)(c) ................................         170        174,463
                                                                   ------------
COMMUNICATIONS EQUIPMENT--0.9%
   Corning, Inc. 6.30%, 3/1/09 .....................         200        205,276
   Lucent Technologies, Inc. 5.50%, 11/15/08 .......         225        225,000
                                                                   ------------
                                                                        430,276
                                                                   ------------
CONSUMER FINANCE--3.2%
   Ford Motor Credit Co. 7.26%, 11/2/07(c) .........          50         47,807
   Ford Motor Credit Co. 6.625%, 6/16/08 ...........          30         27,212
   Ford Motor Credit Co. 8.625%, 11/1/10 ...........         375        341,996
   General Electric Capital Corp. 6.125%, 2/22/11 ..         250        263,013
   General Motors Acceptance Corp. 6.125%,
     9/15/06 .......................................         150        145,727
   General Motors Acceptance Corp. 5.654%,
     9/23/08(c) ....................................         185        167,410
   General Motors Acceptance Corp. 6.875%,
     9/15/11 .......................................         100         91,298

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
CONSUMER FINANCE--CONTINUED
   MBNA Corp. 4.625%, 9/15/08 ......................   $     200   $    198,549
   SLM Corp. 5.97%, 2/1/10(c) ......................         250        240,745
                                                                   ------------
                                                                      1,523,757
                                                                   ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 ................         250        240,984
                                                                   ------------
DIVERSIFIED CHEMICALS--0.5%
   ISP Holdings, Inc. Series B
     10.625%, 12/15/09 .............................         225        237,375
                                                                   ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.3%
   International Lease Finance Corp.
     4.75%, 1/13/12 ................................         125        121,875
                                                                   ------------
ELECTRIC UTILITIES--1.0%
   Commonwealth Edison Co. Series 102
     4.74%, 8/15/10 ................................         100         97,742
   Consumers Energy Co. Series H
     4.80%, 2/17/09 ................................         200        197,410
   Entergy Gulf States, Inc. 3.60%,
     6/1/08 ........................................         200        192,324
                                                                   ------------
                                                                        487,476
                                                                   ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste North America Series B
     8.50%, 12/1/08 ................................         100        105,500
                                                                   ------------
FOOD RETAIL--0.3%
   Albertson's, Inc. 6.95%, 8/1/09 .................         125        126,424
                                                                   ------------
HEALTH CARE DISTRIBUTORS--0.1%
   AmerisourceBergen Corp. 144A
     5.625%, 9/15/12(b) ............................          40         40,000
                                                                   ------------
HEALTH CARE EQUIPMENT--0.6%
   Fisher Scientific International,
     Inc. 6.75%, 8/15/14 ...........................         250        261,875
                                                                   ------------
HOTELS, RESORTS & CRUISE LINES--0.4%
   La Quinta Properties, Inc. 7%,
     8/15/12 .......................................         190        206,625
                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
   MCI, Inc. 7.688%, 5/1/09 ........................         275        284,625
   Qwest Corp. 7.875%, 9/1/11 ......................         150        162,375
                                                                   ------------
                                                                        447,000
                                                                   ------------
LIFE & HEALTH INSURANCE--0.5%
   Jackson National Life Global
     Funding 144A 4.92%, 2/10/10(b)(c) .............         250        239,062
                                                                   ------------
MOVIES & ENTERTAINMENT--0.4%
   Time Warner, Inc. 6.875%, 5/1/12(e) .............         200        212,896
                                                                   ------------
MULTI-LINE INSURANCE--0.4%
   ASIF Global Financing XXIII 144A
     3.90%, 10/22/08(b) ............................         200        194,591
                                                                   ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
   Valero Energy Corp. 3.50%, 4/1/09 ...............         200        190,770
                                                                   ------------
OIL & GAS STORAGE & TRANSPORTATION--0.9%
   Enterprise Products Operating LP
     Series B 4%, 10/15/07 .........................         250        244,776
   Kinder Morgan Finance Co. 144A
     5.35%, 1/5/11(b) ..............................         175        175,251
                                                                   ------------
                                                                        420,027
                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
   Erac USA Finance Co. 144A 5.30%,
     11/15/08(b) ...................................          85         85,317
   MassMutual Global Funding II 144A
     3.50%, 3/15/10(b) .............................         250        235,774
   Textron Financial Corp. 4.60%,
     5/3/10 ........................................         200        197,032
                                                                   ------------
                                                                        518,123
                                                                   ------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
PACKAGED FOODS & MEATS--0.4%
   Dean Foods Co. 6.625%, 5/15/09 ..................   $     100   $    102,375
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ...........         100        107,250
                                                                   ------------
                                                                        209,625
                                                                   ------------
PAPER PACKAGING--0.5%
   Packaging Corporation of America
     4.375%, 8/1/08 ................................         250        244,531
                                                                   ------------
PAPER PRODUCTS--0.3%
   Bowater, Inc. 7.491%, 3/15/10(c) ................         165        163,350
                                                                   ------------
PUBLISHING & PRINTING--0.4%
   Dex Media West LLC/Dex Media Finance Co.
     5.875%, 11/15/11 ..............................         100        101,125
   Dex Media West LLC/Dex Media Finance Co.
     Series B 8.50%, 8/15/10 .......................         100        105,250
                                                                   ------------
                                                                        206,375
                                                                   ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
   Colonial Realty LP 4.80%, 4/1/11 ................         250        241,307
                                                                   ------------
REITS--1.6%
   Brandywine Operating Partnership LP
     5.625%, 12/15/10 ..............................         200        200,149
   Heritage Property Investment Trust
     4.50%, 10/15/09 ...............................         250        241,709
   iStar Financial, Inc. 5.375%, 4/15/10 ...........         200        198,214
   Simon Property Group LP 4.60%, 6/15/10 ..........         125        121,857
                                                                   ------------
                                                                        761,929
                                                                   ------------
SPECIALIZED CONSUMER SERVICES--0.7%
   Service Corporation International
     7.70%, 4/15/09 ................................         300        316,500
                                                                   ------------
SPECIALTY CHEMICALS--0.5%
   Lubrizol Corp. 4.625%, 10/1/09 ..................         250        245,031
                                                                   ------------
TOBACCO--0.7%
   Philip Morris Capital Corp. 7.50%,
     7/16/09 .......................................         200        211,760
   Reynolds (R.J.) Tobacco Holdings, Inc. 144A
     6.50%, 7/15/10(b) .............................         125        125,000
                                                                   ------------
                                                                        336,760
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   United Rentals North America, Inc.
     6.50%, 2/15/12 ................................         200        195,750
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
   Nextel Communications, Inc. Series E
     6.875%, 10/31/13 ..............................         250        260,803
                                                                   ------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $11,957,356) ...................                 11,771,705
                                                                   ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--16.0%
   Asset Securitization Corp. 96-D3, A1C
     7.40%, 10/13/26 ...............................         200        203,427
   Bear Stearns Asset Backed Securities
     Net Interest Margin 04-HE1N, A2 144A
     5.50%, 2/25/34(b) .............................         200        188,469
   Bear Stearns Asset Backed Securities
     Net Interest Margin 04-HE5N, A3 5%,
     7/25/34 .......................................         100         96,672
   Bear Stearns Structured Products, Inc.
     04-15, A2 P.O. 144A 0%, 11/27/34(b) ...........         157        137,778
   Bear Stearns Structured Products, Inc.
     04-6 P.O. 0%, 2/25/34 .........................         103         96,999
   Bear Stearns Structured Products, Inc.
     05-10 144A 6.879%, 4/26/35(b)(c) ..............         179        178,578
   Bear Stearns Structured Products, Inc.
     05-20N, A 144A 7.879%, 10/25/45(b)(c) .........         195        194,678
   Centex Home Equity 05-A, AF4 4.72%,
     10/25/31(c) ...................................         250        247,509

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Chase Mortgage Finance Corp. 04-S1 M
     5.098%, 2/25/19(c) ............................   $      91   $     88,445
   Chase Mortgage Finance Corp. 04-S3, 3A1
     6%, 3/25/34 ...................................         449        449,658
   Countrywide Home Loan Mortgage
     Pass-Through Trust 04-12, 12A1
     4.794%, 8/25/34(c) ............................         264        261,437
   Countrywide Home Loan Mortgage
     Pass-Through Trust 04-13, 1A1 5.50%,
     8/25/34 .......................................         243        241,280
   Countrywide Partnership Trust Net
     Interest Margin 04-EC1N 144A 5%,
     9/25/35(b) ....................................          29         28,372
   Crown Castle Towers LLC 05-1A, AFX 144A
     4.643%, 6/15/35(b) ............................         250        244,846
   CS First Boston Mortgage Securities
     Corp. 01-CK1, A2 6.25%, 12/18/35 ..............         250        254,412
   CS First Boston Mortgage Securities
     Corp. 03-8, 3A24 5.50%, 4/25/33 ...............         290        283,560
   CS First Boston Mortgage Securities
     Corp. 98-C1 B 6.59%, 5/17/40 ..................         290        300,736
   First Franklin Net Interest Margin
     Trust 04-FF7A A 144A 5%, 9/27/34(b) ...........          45         44,823
   First Horizon Mortgage Pass-Through
     Trust 05-AR1, 2A1 5.027%, 4/25/35(c) ..........         326        322,044
   GMAC Mortgage Corp. Loan Trust 03-GH2,
     A2 3.69%, 7/25/20 .............................          59         58,533
   GMAC Mortgage Corp. Loan Trust 05-AR2,
     2A 4.871%, 5/25/35(c) .........................         447        441,184
   GSAMP Trust 05-NC1N 144A 5%, 2/25/35(b) .........         113        113,097
   GSAMP Trust Net Interest Margin 04-1,
     N1 144A 5.50%, 9/25/34(b) .....................          40         39,596
   GSAP 05-4A, N1 144A 7.379%,
     7/27/45(b)(c) .................................         210        209,940
   Harborview Mortgage Loan Trust 05-9, B5
     5.37%, 6/20/35(c) .............................         190        187,558
   Harborview Mortgage Loan Trust 05-9, B6
     5.52%, 6/20/35(c) .............................         200        198,460
   Homestar Net Interest Margin Trust
     04-3, A1 144A 5.50%, 7/25/34(b) ...............          10          9,941
   Master Alternative Net Interest Margin
     Trust 6.75%, 3/28/34 ..........................         130        128,284
   Park Place Securities Net Interest
     Margin Trust 04-MCW1 B 144A 7.385%,
     9/25/34(b) ....................................         150        149,062
   Residential Asset Mortgage Products,
     Inc. 03-RS6, AI3 3.08%, 12/25/28 ..............          48         47,450
   Residential Funding Mortgage Securities
     I, Inc. 05-SA1, 2A 4.896%, 3/25/35(c) .........         240        237,472
   Residential Funding Mortgage Securities
     II, Inc. 05-HI2, A3 4.46%, 5/25/35 ............         250        244,727
   Sharp SP I LLC Net Interest Margin
     Trust 04-FM1N N 144A 6.16%,
     9/25/33(b) ....................................           3          3,239
   Starwood Commercial Mortgage Trust
     99-C1A, A1 144A 6.60%, 2/3/14(b) ..............         197        202,065
   Structured Asset Securities Corp.
     03-32, 1A1 5.29%, 11/25/33(c) .................         199        193,259
   Wells Fargo Mortgage Backed Securities
     Trust 04-EE, 2A3 3.989%, 1/25/35(c) ...........         214        207,526
   Wells Fargo Mortgage Backed Securities
     Trust 04-R, 2A1 4.358%, 9/25/34(c) ............         379        371,475
   Wells Fargo Mortgage Backed Securities
     Trust 05-5, 1A1 5%, 5/25/20 ...................         226        221,684
   Wells Fargo Mortgage Backed Securities
     Trust 05-AR10, 2A16 4.11%, 6/25/35(c) .........         210        204,684
   Wells Fargo Mortgage Backed Securities
     Trust 05-AR16, 6A3 5%, 10/25/35(c) ............         278        275,224
                                                                   ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $7,713,986) ....................                  7,608,183
                                                                   ------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                         PAR
                                                        VALUE
                                                        (000)         VALUE
                                                      ---------    ------------
FOREIGN GOVERNMENT SECURITIES--15.9%

AUSTRALIA--0.5%
   Commonwealth of Australia Series 1106
     6.75%, 11/15/06 ..............................         315(g) $    233,480
                                                                   ------------
BRAZIL--3.8%
   Federative Republic of Brazil 9.25%,
     10/22/10 .....................................   $     480         538,320
   Federative Republic of Brazil 5.25%,
     4/15/12(c) ...................................         478         473,171
   Federative Republic of Brazil 5.25%,
     4/15/12(c) ...................................         229         227,122
   Federative Republic of Brazil 10.50%,
     7/14/14 ......................................         360         442,080
   Federative Republic of Brazil 12.50%,
     1/5/16 .......................................         287(h)      123,352
                                                                   ------------
                                                                      1,804,045
                                                                   ------------
CHILE--0.5%
   Republic of Chile 4.63%, 1/28/08(c) ............         250         250,625
                                                                   ------------
COLOMBIA--0.8%
   Republic of Colombia 8.625%, 4/1/08 ............         100         107,750
   Republic of Colombia 10%, 1/23/12 ..............         125         149,375
   Republic of Columbia 6.142%, 11/16/15(c) .......         100         102,375
                                                                   ------------
                                                                        359,500
                                                                   ------------
INDONESIA--0.3%
   Republic of Indonesia 7.75%, 8/1/06 ............         150         152,625
                                                                   ------------
MEXICO--0.9%
   United Mexican States 4.625%, 10/8/08 ..........         200         197,500
   United Mexican States 4.83%, 1/13/09(c) ........         250         253,500
                                                                   ------------
                                                                        451,000
                                                                   ------------
NEW ZEALAND--0.5%
   Commonwealth of New Zealand Series 206 6.50%,
     2/15/06 ......................................         330(i)      225,193
                                                                   ------------
PERU--0.3%
   Republic of Peru 8.375%, 5/3/16 ................         110         121,275
                                                                   ------------
PHILIPPINES--0.9%
   Republic of Philippines 8.375%, 3/12/09 ........         100         107,250
   Republic of Philippines 8.375%, 2/15/11 ........         310         336,350
                                                                   ------------
                                                                        443,600
                                                                   ------------
RUSSIA--1.2%
   Russian Federation RegS 8.25%, 3/31/10(f) ......         430         457,530
   Russian Federation RegS 5%, 3/31/30(c)(f) ......         115         129,950
                                                                   ------------
                                                                        587,480
                                                                   ------------
TURKEY--1.5%
   Republic of Turkey 10.50%, 1/13/08 .............         350         385,875
   Republic of Turkey 11.75%, 6/15/10 .............         250         307,500
                                                                   ------------
                                                                        693,375
                                                                   ------------
UKRAINE--0.1%
   Republic of Ukraine RegS 11%, 3/15/07(f) .......          42          43,767
                                                                   ------------
VENEZUELA--4.6%
   Republic of Venezuela 10.75%, 9/19/13 ..........         620         764,150
   Republic of Venezuela 8.50%, 10/8/14 ...........         230         253,575
   Republic of Venezuela RegS 5.375%, 8/7/10(f) ...       1,210       1,158,575
                                                                   ------------
                                                                      2,176,300
                                                                   ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $7,380,222) ...................                   7,542,265
                                                                   ------------
FOREIGN CORPORATE BONDS(d)--9.4%

AUSTRALIA--0.9%
   Commonwealth Bank of Australia Series TCD
      6.75%, 12/1/07 ..............................         300(g)      224,858
   Westfield Capital Corp. 144A 4.375%,
     11/15/10(b) ..................................         200         193,590
                                                                   ------------
                                                                        418,448
                                                                   ------------

                                                         PAR
                                                        VALUE
                                                        (000)         VALUE
                                                      ---------    ------------
BRAZIL--0.5%
   Petrobras International Finance
     9.875%, 5/9/08 ...............................   $      90    $     98,662
   Petrobras International Finance Co.
     9.125%, 7/2/13 . .............................         100         116,750
                                                                   ------------
                                                                        215,412
                                                                   ------------
CANADA--0.2%
   Thomson Corp. (The) 4.25%, 8/15/09 .............         100          97,391
                                                                   ------------
CHILE--0.3%
   Empresa Nacional de Electricidad SA
     7.75%, 7/15/08 ...............................         120         126,760
                                                                   ------------
GERMANY--0.5%
   Deutsche Bank AG NY Series GS 4.70%,
     3/22/12(c) ...................................         250         241,500
                                                                   ------------
HONG KONG--0.5%
   Hutchison Whampoa International Ltd.
     144A 5.45%, 11/24/10(b) ......................         250         252,040
                                                                   ------------
INDIA--0.9%
   ICICI Bank Ltd. Singapore 144A 5.75%,
     11/16/10(b) ..................................         175         175,817
   Vedanta Resources plc 144A 6.625%,
     2/22/10(b) ...................................         250         243,467
                                                                   ------------
                                                                        419,284
                                                                   ------------
ITALY--0.5%
   Telecom Italia Capital S.p.A. 4%, 11/15/08 .....         250         242,448
                                                                   ------------
KAZAKHSTAN--0.6%
   Kazkommerts International BV 144A
     10.125%, 5/8/07(b) ...........................         250         265,000
                                                                   ------------
MALAYSIA--0.4%
   Malaysia International Shipping Corp.
     Capital Ltd. 144A 5%, 7/1/09(b) ..............         200         199,197
                                                                   ------------
MEXICO--1.0%
   America Movil SA de CV 4.841%,
     4/27/07(c) ...................................         250         250,500
   America Movil SA de CV 4.125%, 3/1/09 ..........         250         243,000
                                                                   ------------
                                                                        493,500
                                                                   ------------
POLAND--0.5%
   Telekomunikacja Polska SA Finance BV
     144A 7.75%, 12/10/08 (b) .....................         225         240,981
                                                                   ------------
QATAR--0.4%
   Ras Laffan Liquefied Natural Gas Co.,
     Ltd. 144A 3.437%, 9/15/09(b) .................         186         179,774
                                                                   ------------
RUSSIA--1.3%
   Gazprom OAO 144A 5.625%, 7/22/13(b) ............         620         616,652
                                                                   ------------
SINGAPORE--0.2%
   Chartered Semiconductor Manufacturing
     Ltd. 5.75%, 8/3/10 ...........................         120         119,579
                                                                   ------------
SOUTH KOREA--0.2%
   Export-Import Bank of Korea 4.50%,
     8/12/09 ......................................         120         117,857
                                                                   ------------
UNITED STATES--0.5%
   Amvescap plc 4.50%, 12/15/09 ...................         250         245,306
                                                                   ------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $4,535,162) ...................                   4,491,129
                                                                   ------------
DOMESTIC CONVERTIBLE BONDS--0.3%

PHARMACEUTICALS--0.3%
   Par Pharmaceutical Cos., Inc. Cv.
     2.875% 9/30/10 ...............................         175         145,250
                                                                   ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $141,852) .....................                     145,250
                                                                   ------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
LOAN AGREEMENTS(c)--5.6%

BROADCASTING & CABLE TV--1.2%
   Charter Communications Operating LLC
     Tranche B 6.90%, 4/27/11 ........................  $   250  $    250,938
   DIRECTV Holdings LLC Tranche B
     4.801%, 4/13/13 .................................       67        67,333
   Mediacom LLC Tranche B 5.551%, 3/31/13 ............      248       251,212
                                                                 ------------
                                                                      569,483
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
   Solar Capital Corp. Tranche 6.20%, 2/11/13 ........      150       150,747
                                                                 ------------
DEPARTMENT STORES--0.4%
   Neiman-Marcus Group, Inc. (The)
     Tranche 6.706%, 4/6/13 ..........................      175       176,531
                                                                 ------------
DIVERSIFIED CHEMICALS--0.1%
   Huntsman Corp. Tranche B 6.25%, 8/16/12 ...........       25        25,141
                                                                 ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Johnson Diversey, Inc. Tranche B 12%,
     12/30/12 ........................................      100       101,063
                                                                 ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste North America, Inc.
     Tranche 5.301%, 1/15/12 .........................       86        86,684
   Allied Waste North America, Inc.
     Tranche A 5.301%, 1/15/12 .......................       33        33,655
                                                                 ------------
                                                                      120,339
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.3%
   Mosaic Global Holdings, Inc. Tranche B
     4.801%, 2/21/12 .................................      124       125,463
                                                                 ------------
HEALTH CARE FACILITIES--0.3%
   LifePoint Hospitals, Inc. Tranche B
     4.926%, 4/15/12 .................................      146       146,687
                                                                 ------------
HEALTH CARE SERVICES--0.4%
   Davita, Inc. Tranche B 5.73%, 10/5/12 .............      168       170,449
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.5%
   NTELOS, Inc. Tranche B 5.801%, 8/24/11 ............      223       225,681
                                                                 ------------
PAPER PRODUCTS--0.5%
   NewPage Corp. Tranche B 6.301%, 5/2/11 ............      225       227,812
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.4%
   Eastman Kodak Co. Tranche B 6.424%, 10/18/12 ......      216       216,176
                                                                 ------------
REITS--0.5%
   General Growth Properties LP Tranche B
     5.801%, 11/12/08 ................................      248       249,563
                                                                 ------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
RESTAURANTS--0.2%
   Burger King Corp.Tranche B 5.364%,
     7/13/12 .........................................  $    75  $     75,838
                                                                 ------------
TEXTILES--0.1%
   Xerium Technologies, Inc. Tranche B
     5.301%, 5/18/12 .................................       75        74,500
                                                                 ------------
TOTAL LOAN AGREEMENTS
   (Identified cost $2,640,466) ......................              2,655,473
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.4%
   (Identified cost $47,118,910) .....................             46,774,637
                                                                 ------------
SHORT-TERM INVESTMENTS--2.8%

COMMERCIAL PAPER(k)--2.8%
   Sysco Corp. 4.15%, 1/3/06 .........................    1,325     1,324,695
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,324,695) ......................              1,324,695
                                                                 ------------
TOTAL INVESTMENTS--101.2%
   (Identified cost $48,443,605) .....................             48,099,332(a)
   Other assets and liabilities, net--(1.2)% .........               (565,095)
                                                                 ------------
NET ASSETS--100.0% . .................................           $ 47,534,237
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $382,208 and gross depreciation of $748,458 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $48,465,582.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $6,088,546 or 12.8% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(e)   All or a portion segregated as collateral for unfunded loan commitments.

(f) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(g)   Par value represents Australian Dollar.

(h)   Par value represents  Brazilian Real.

(i)   Par value represents New Zealand Dollar.

(j)   Table excludes short-term investments.

(k)   The rate shown is the discount rate.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $48,443,605) ..   $  48,099,332
Cash ..........................................................          18,511
Receivables
   Interest ...................................................         497,505
   Investment securities sold .................................         205,205
   Fund shares sold ...........................................           8,776
Prepaid expenses ..............................................           2,587
                                                                  -------------
     Total assets .............................................      48,831,916
                                                                  -------------
LIABILITIES
   Payables
   Investment securities purchased ............................       1,181,686
   Fund shares repurchased ....................................          36,935
   Investment advisory fee ....................................          21,865
   Financial agent fee ........................................           4,996
   Administration fee .........................................           2,949
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          48,014
                                                                  -------------
     Total liabilities ........................................       1,297,679
                                                                  -------------
NET ASSETS ....................................................   $  47,534,237
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  48,191,625
   Undistributed net investment income ........................         103,596
   Accumulated net realized loss ..............................        (415,883)
   Net unrealized depreciation ................................        (345,101)
                                                                  -------------
NET ASSETS ....................................................   $  47,534,237
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       4,787,316
                                                                  =============
Net asset value and offering price per share ..................   $        9.93
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ...................................................   $   2,244,504
   Foreign taxes withheld .....................................          (1,677)
                                                                  -------------
     Total investment income ..................................       2,242,827
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         217,754
   Financial agent fee ........................................          57,878
   Administration fee .........................................          31,793
   Professional ...............................................          37,023
   Custodian ..................................................          29,674
   Printing ...................................................          15,191
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          25,944
                                                                  -------------
     Total expenses ...........................................         427,086
   Less expenses reimbursed by investment advisor .............        (121,489)
   Custodian fees paid indirectly .............................            (708)
                                                                  -------------
     Net expenses .............................................         304,889
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................       1,937,938
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................        (276,097)
   Net realized gain (loss) on foreign currency transactions ..        (127,132)
   Net change in unrealized appreciation (depreciation)
     on investments ...........................................        (890,983)
   Net change in unrealized appreciation (depreciation) on
     foreign currency translation .............................          (6,016)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................      (1,300,228)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................   $     637,710
                                                                  =============

                        See Notes to Financial Statements

              PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31,          DECEMBER 31,
                                                                                           2005                  2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $       1,937,938    $       1,324,482
   Net realized gain (loss) ......................................................            (403,229)            (173,371)
   Net change in unrealized appreciation (depreciation) ..........................            (896,999)             340,320
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................             637,710            1,491,431
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................          (1,651,467)          (1,321,660)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................          (1,651,467)          (1,321,660)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,809,665 and 3,210,079 shares,
      respectively)* .............................................................          18,218,945           32,372,131*
   Net asset value of shares issued from reinvestment of distributions
     (165,716 and 131,168 shares, respectively) ..................................           1,651,467            1,321,660
   Cost of shares repurchased (744,737 and 1,908,484 shares, respectively)* ......          (7,458,561)         (19,075,455)*
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................          12,411,851           14,618,336
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................          11,398,094           14,788,107
NET ASSETS
   Beginning of period ...........................................................          36,136,143           21,348,036
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
      DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $103,596 AND
      ($1,018), RESPECTIVELY] ....................................................   $      47,534,237    $      36,136,143
                                                                                     =================    =================

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                            FROM INCEPTION
                                                                                YEAR ENDED DECEMBER 31,     JUNE 2, 2003 TO
                                                                                -----------------------       DECEMBER 31,
                                                                                   2005         2004             2003
                                                                                --------      ---------     ---------------
Net asset value, beginning of period ........................................   $  10.16      $  10.05      $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .............................................       0.45(4)       0.42                 0.24
   Net realized and unrealized gain (loss) ..................................      (0.31)         0.11                 0.05
                                                                                --------      --------      ---------------
     TOTAL FROM INVESTMENT OPERATIONS .......................................       0.14          0.53                 0.29
                                                                                --------      --------      ---------------
LESS DISTRIBUTIONS
   Dividends from net investment income .....................................      (0.37)        (0.42)               (0.24)
                                                                                --------      --------      ---------------
     TOTAL DISTRIBUTIONS ....................................................      (0.37)        (0.42)               (0.24)
                                                                                --------      --------      ---------------
CHANGE IN NET ASSET VALUE ...................................................      (0.23)         0.11                 0.05
                                                                                --------      --------      ---------------
NET ASSET VALUE, END OF PERIOD ..............................................   $   9.93      $  10.16      $         10.05
                                                                                ========      ========      ===============
Total return ................................................................       1.36%         5.34%                2.96%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....................................   $ 47,534      $ 36,136      $        21,348
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................................................       0.70%         0.51%(3)             0.20%(1)
   Gross operating expenses .................................................       0.98%         1.08%                1.54%(1)
   Net investment income (loss) .............................................       4.45%         4.37%                4.90%(1)
Portfolio turnover ..........................................................         91%           79%                  50%(2)

(1)   Annualized.

(2)   Not annualized.

(3) Represents blended net expense ratio. See Note 3 in the Notes to Financial Statements.

(4)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS, ALLAN M. RUDNICK AND PAUL WAYNE, CFA

Q: HOW DID THE PHOENIX-KAYNE RISING DIVIDENDS SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned (0.92)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: For the year 2005, two definite themes drove the performance of the markets. First, stocks of smaller and lower quality companies outperformed stocks of larger and higher quality companies. To illustrate, those companies in the S&P 500(R) Index with a market capitalization of $20 billion or greater returned 2.17% for the year, while companies with a market capitalization between $5 and $10 billion advanced 13.75%. Companies in the S&P 500 Index with an S&P bond credit rating of triple-A lost 3.97%, while those companies with debt rated below investment grade produced positive returns.

      The second key theme was the energy sector's strong outperformance relative to the other sectors in the S&P 500 Index. The energy sector returned 31.41% while the overall S&P 500 Index returned only 4.93% for the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series underperformed the S&P 500 Index in 2005. To a substantial degree, the series' underperformance reflected the strong returns of smaller, lower quality companies. The series is focused exclusively on higher quality companies and is larger in market capitalization than the S&P 500 Index. In addition, the series was negatively impacted by the underweighting of the energy and utilities sectors, as fairly valued, high quality companies are scarce in these sectors.

      A portion of the series' underperformance was driven by negative stock selection. The stocks that detracted the most from return included Gannett and Pfizer. Gannett, along with the rest of the newspaper industry, suffered margin pressure from online competition and tough comparisons relative to 2004, which featured two big news events -- the Olympics and national elections. Pfizer struggled with continued uncertainty regarding the timing of management's earnings guidance and the Lipitor Paragraph 4 patent challenge decision, which was ultimately decided in Pfizer's favor in mid-December.

      Stocks that contributed positively to the series' performance included Exxon Mobil and Costco Wholesale. Exxon Mobil benefited from strong energy prices throughout the year. Costco Wholesale reported a stronger level of sales than many of its peers during the second half of the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      8/12/02 TO
                                                          1 YEAR       12/31/05
--------------------------------------------------------------------------------
Rising Dividends Series                                   (0.92)%        5.51%
--------------------------------------------------------------------------------
S&P 500(R) Index                                           4.93%        12.01%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  Rising Dividends      S&P 500(R)
                       Series             Index
                  ----------------      ----------
 8/12/2002            $10,000            $10,000
12/31/2002              9,655              9,806
12/31/2003             11,498             12,622
12/31/2004             12,103             13,993
12/30/2005             11,992             14,683

For information regarding the index see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Rising Dividends Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING           ENDING       EXPENSES PAID
                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
KAYNE RISING DIVIDENDS SERIES   JUNE 30, 2005   DECEMBER 31, 2005     PERIOD*
-----------------------------   -------------   -----------------  -------------
Actual                           $  1,000.00       $  1,024.60        $  4.34

Hypothetical (5% return
   before expenses)                 1,000.00          1,020.87           4.34

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.85%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (0.92)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $990.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(b)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    4.4%
 2. Johnson & Johnson                                                       4.2%
 3. Wells Fargo & Co.                                                       4.0%
 4. Exxon Mobil Corp.                                                       3.9%
 5. Citigroup, Inc.                                                         3.8%
 6. Intel Corp.                                                             3.7%
 7. Pfizer, Inc.                                                            3.7%
 8. Microsoft Corp.                                                         3.6%
 9. Procter & Gamble Co. (The)                                              3.2%
10. American International Group, Inc.                                      3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                22%
Information Technology                    18
Consumer Staples                          16
Industrials                               13
Health Care                               12
Consumer Discretionary                     7
Energy                                     6
Other                                      6

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES       VALUE
                                                         -------   -----------
DOMESTIC COMMON STOCKS--98.9%

AIR FREIGHT & LOGISTICS--1.8%
   United Parcel Service, Inc. Class B ...............     3,400   $   255,510
                                                                   -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.3%
   State Street Corp. ................................     5,990       332,085
                                                                   -----------
BREWERS--1.3%
   Anheuser-Busch Cos., Inc. .........................     4,500       193,320
                                                                   -----------
COMPUTER HARDWARE--4.3%
   Diebold, Inc. .....................................     6,100       231,800
   International Business Machines Corp. .............     4,800       394,560
                                                                   -----------
                                                                       626,360
                                                                   -----------
DATA PROCESSING & OUTSOURCED SERVICES--3.8%
   Automatic Data Processing, Inc. ...................     6,300       289,107
   Paychex, Inc. .....................................     6,800       259,216
                                                                   -----------
                                                                       548,323
                                                                   -----------
DIVERSIFIED BANKS--8.1%
   Bank of America Corp. .............................     8,050       371,508
   U.S. Bancorp ......................................     7,500       224,175
   Wells Fargo & Co. .................................     9,250       581,177
                                                                   -----------
                                                                     1,176,860
                                                                   -----------
DIVERSIFIED CHEMICALS--2.4%
   Du Pont (E.I.) de Nemours & Co. ...................     8,260       351,050
                                                                   -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
   Cintas Corp. ......................................     6,900       284,142
                                                                   -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
   Emerson Electric Co. ..............................     3,100       231,570
                                                                   -----------

                                                          SHARES       VALUE
                                                         -------   -----------
FOOD DISTRIBUTORS--1.3%
   Sysco Corp. .......................................     6,150   $   190,957
                                                                   -----------
HEALTH CARE EQUIPMENT--3.9%
   Biomet, Inc. ......................................     6,300       230,391
   Medtronic, Inc. ...................................     5,760       331,603
                                                                   -----------
                                                                       561,994
                                                                   -----------
HOME FURNISHING RETAIL--1.8%
   Leggett & Platt, Inc. .............................    11,400       261,744
                                                                   -----------
HOME IMPROVEMENT RETAIL--2.5%
   Home Depot, Inc. (The) ............................     9,100       368,368
                                                                   -----------
HOUSEHOLD PRODUCTS--3.2%
   Procter & Gamble Co. (The) ........................     8,130       470,564
                                                                   -----------
HYPERMARKETS & SUPER CENTERS--5.3%
   Costco Wholesale Corp. ............................     6,800       336,396
   Wal-Mart Stores, Inc. .............................     9,195       430,326
                                                                   -----------
                                                                       766,722
                                                                   -----------

INDUSTRIAL CONGLOMERATES--6.5%
   3M Co. ............................................     4,000       310,000
   General Electric Co. ..............................    18,000       630,900
                                                                   -----------
                                                                       940,900
                                                                   -----------
INDUSTRIAL MACHINERY--1.4%
   Illinois Tool Works, Inc. .........................     2,385       209,856
                                                                   -----------
INTEGRATED OIL & GAS--5.9%
   ConocoPhillips ....................................     5,000       290,900
   Exxon Mobil Corp. .................................    10,000       561,700
                                                                   -----------
                                                                       852,600
                                                                   -----------
                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

                                                          SHARES      VALUE
                                                         -------  -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.6%
   AT&T, Inc. .......................................     15,485  $   379,228
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--1.6%
   Morgan Stanley ...................................      3,985      226,109
                                                                  -----------
LIFE & HEALTH INSURANCE--1.9%
   AFLAC, Inc. ......................................      5,780      268,308
                                                                  -----------
MULTI-LINE INSURANCE--3.1%
   American International Group, Inc. ...............      6,500      443,495
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.8%
   Citigroup, Inc. ..................................     11,200      543,536
                                                                  -----------
PHARMACEUTICALS--7.9%
   Johnson & Johnson ................................     10,070      605,207
   Pfizer, Inc. .....................................     22,895      533,911
                                                                  -----------
                                                                    1,139,118
                                                                  -----------
PUBLISHING & PRINTING--2.1%
   Gannett Co., Inc. ................................      5,100      308,907
                                                                  -----------
REGIONAL BANKS--1.5%
   Synovus Financial Corp. ..........................      8,000      216,080
                                                                  -----------
SEMICONDUCTORS--6.3%
   Intel Corp. ......................................     21,400      534,144
   Linear Technology Corp. ..........................     10,551      380,575
                                                                  -----------
                                                                      914,719
                                                                  -----------
SOFT DRINKS--5.1%
   Coca-Cola Co. (The) ..............................     10,525      424,263
   PepsiCo, Inc. ....................................      5,280      311,942
                                                                  -----------
                                                                      736,205
                                                                  -----------
SYSTEMS SOFTWARE--3.6%
   Microsoft Corp. ..................................     20,168      527,393
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $13,020,277) ....................              14,326,023
                                                                  -----------
TOTAL INVESTMENTS--98.9%
   (Identified cost $13,020,277) ....................              14,326,023(a)
   Other assets and liabilities, net--1.1% ..........                 157,768
                                                                  -----------
NET ASSETS--100.0% ..................................             $14,483,791
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,666,553 and gross depreciation of $384,235 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $13,043,705.

(b)   Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $13,020,277) ..   $  14,326,023
Cash ..........................................................           8,772
Receivables
   Investment securities sold .................................         181,823
   Dividends ..................................................          18,981
   Fund shares sold ...........................................           5,435
Prepaid expenses ..............................................           1,066
                                                                  -------------
      Total assets ............................................      14,542,100
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................           1,721
   Professional fee ...........................................          29,695
   Investment advisory fee ....................................          11,188
   Printing fee ...............................................           4,962
   Financial agent fee ........................................           3,555
   Trustees' fee ..............................................           1,234
   Administration fee .........................................             927
   Other accrued expenses .....................................           5,027
                                                                  -------------
      Total liabilities .......................................          58,309
                                                                  -------------
NET ASSETS ....................................................   $  14,483,791
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  13,157,168
   Undistributed net investment income ........................           1,482
   Accumulated net realized gain ..............................          19,395
   Net unrealized appreciation ................................       1,305,746
                                                                  -------------
NET ASSETS ....................................................   $  14,483,791
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       1,267,795
                                                                  =============
Net asset value and offering price per share ..................   $       11.42
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     351,249
   Interest ...................................................           4,215
                                                                  -------------
      Total investment income .................................         355,464
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         119,411
   Financial agent fee ........................................          43,585
   Administration fee .........................................          12,452
   Professional ...............................................          36,677
   Trustees ...................................................          11,828
   Printing ...................................................          10,548
   Custodian ..................................................           9,540
   Miscellaneous ..............................................          14,670
                                                                  -------------
      Total expenses ..........................................         258,711
   Less expenses reimbursed by investment advisor .............        (113,637)
   Custodian fees paid indirectly .............................             (66)
                                                                  -------------
      Net expenses ............................................         145,008
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................         210,456
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................         262,655
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................        (692,850)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................        (430,195)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................   $    (219,739)
                                                                  =============

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED           YEAR ENDED
                                                                                        DECEMBER 31,         DECEMBER 31,
                                                                                            2005                 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $         210,456    $         265,983
   Net realized gain (loss) ......................................................             262,655             (128,949)
   Net change in unrealized appreciation (depreciation) ..........................            (692,850)             731,893
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................            (219,739)             868,927
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................            (208,974)            (267,675)
   Net realized long-term gains ..................................................            (100,880)                  --
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................            (309,854)            (267,675)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (146,726 and 602,060 shares,
      respectively)* .............................................................           1,694,526            6,978,010*
   Net asset value of shares issued from reinvestment of distributions
      (26,856 and 22,725 shares, respectively) ...................................             309,854              267,675
   Cost of shares repurchased (571,511 and 173,749 shares, respectively)* ........          (6,611,802)          (2,009,074)*
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................          (4,607,422)           5,236,611
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................          (5,137,015)           5,837,863
NET ASSETS
   Beginning of period ...........................................................          19,620,806           13,782,943
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,482
      AND $0, RESPECTIVELY] ......................................................   $      14,483,791    $      19,620,806
                                                                                     =================    =================

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                            FROM INCEPTION
                                                                           YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                                                     -----------------------------------    TO DECEMBER 31,
                                                                       2005         2004         2003            2002
                                                                     ---------    ---------    ---------    ---------------
Net asset value, beginning of period .............................   $   11.78    $   11.35    $    9.64    $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..................................        0.14(3)      0.16         0.06               0.02
   Net realized and unrealized gain (loss) .......................       (0.25)        0.43         1.78              (0.36)
                                                                     ---------    ---------    ---------    ---------------
      TOTAL FROM INVESTMENT OPERATIONS ...........................       (0.11)        0.59         1.84              (0.34)
                                                                     ---------    ---------    ---------    ---------------
LESS DISTRIBUTIONS
   Dividends from net investment income ..........................       (0.17)       (0.16)       (0.06)             (0.02)
   Distributions from net realized gains .........................       (0.08)          --        (0.07)                --
                                                                     ---------    ---------    ---------    ---------------
      TOTAL DISTRIBUTIONS ........................................       (0.25)       (0.16)       (0.13)             (0.02)
                                                                     ---------    ---------    ---------    ---------------
CHANGE IN NET ASSET VALUE ........................................       (0.36)        0.43         1.71              (0.36)
                                                                     ---------    ---------    ---------    ---------------
NET ASSET VALUE, END OF PERIOD ...................................   $   11.42    $   11.78    $   11.35    $          9.64
                                                                     =========    =========    =========    ===============
Total return .....................................................       (0.92)%       5.26%       19.10%             (3.45)%(2)

RATIOS/SUPPLEMTENTAL DATA:
   Net assets, end of period (thousands) .........................   $  14,484    $  19,621    $  13,783    $         1,645
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ........................................        0.85%        0.85%        0.85%              0.85%(1)
   Gross operating expenses ......................................        1.52%        1.45%        2.37%             14.32%(1)
   Net investment income (loss) ..................................        1.23%        1.51%        0.97%              0.76%(1)
Portfolio turnover ...............................................          30%          23%          18%                16%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 9.10%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Value Index, the series style-specific benchmark, returned 4.71%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, large-cap stocks outperformed small-cap stocks, while mid caps surpassed them both. This is the first time in six years that the Russell 2000 Index has underperformed the S&P 500 Index for the year.

      Energy prices dominated stock market returns for the year. Despite small weightings in the indexes, energy's strong performance created disproportionate returns. Energy and utilities were the best performing sectors, as energy prices rose from strong demand. Transportation and consumer discretionary were two of the worst performing sectors for the year.

      To preempt inflation from rising energy prices, the Federal Reserve implemented eight interest-rate hikes during the year, including two during the fourth quarter, pushing the federal funds rate to 4.25% by year end. Long-term rates, however, barely moved during the year, indicating investors' diminishing concerns over inflation. This trend continued to benefit the most highly indebted companies, as corporate cost of capital is based upon long-term interest rates.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: High quality stocks, those with S&P rankings of A- and above, generated negative returns for the Russell 2000 Value Index while lower quality stocks produced positive results. Despite this headwind, the portfolio produced positive returns and outperformed the benchmark due to positive stock selection.

      Among the strongest performing stocks were Crosstex Energy and National Financial Partners (NFP). Crosstex Energy controls the general partner interest and majority ownership of the limited partner interest in Crosstex Energy L.P., the owner of pipeline, gathering, treating, and processing assets in South Texas, Mississippi, and Louisiana. The company has participated in and benefited from the outperformance of the energy sector. NFP is a leading independent distributor of financial services products to high-net-worth individuals and growing entrepreneurial companies. The stock performed strongly following the company's reports of strong revenue and earnings growth in the third quarter of 2005, driven by stellar organic revenue growth and solid acquisition activity. With its focused acquisition strategy, aggressive sales culture and scalable operating platform, we believe NFP is well-positioned to continue gaining market share in its fragmented industry and enhancing the company's profitability while maintaining a healthy underleveraged balance sheet.

      Companies contributing the least to performance included Inter-Tel and Park National. Shares of Inter-Tel, a leading provider of telephony systems, software, and services to medium-sized business customers, suffered during 2005 primarily due to pressures on profitability caused by higher spending for the development and introduction of a major new system. We continue to like the company's exceptional profitability relative to its peers, high customer retention from its leasing program, debt-free balance sheet, and high cash balance. Park National is a multi-bank holding company serving primarily small-to-medium-size population communities in Ohio. Park's stock declined during the year, along with other banks, driven by investor concerns over the flattening yield curve. Despite this unfavorable operating environment, Park posted solid results with double-digit loan growth and industry-leading profitability. Park's local dominance combined with the bank's solid reputation as "the only community-based financial institution of its quality and strength" provides the company with a sustainable competitive advantage over both larger regional players and smaller community-bank counterparts.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                             1 YEAR    12/31/05
--------------------------------------------------------------------------------
Small-Cap Quality Value Series                                9.10%     16.27%
--------------------------------------------------------------------------------
S&P 500(R) Index                                              4.93%     12.01%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index                                   4.71%     19.46%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   Small Cap Quality    S&P 500     Russell 2000
                      Value Series       Index      Value Index
                   -----------------    -------     ------------
 8/12/2002              $10,000         $10,000       $10,000
12/31/2002               10,101           9,806         9,768
12/31/2003               12,149          12,622        14,264
12/31/2004               15,269          13,993        17,438
12/31/2005               16,659          14,683        18,259

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Small-Cap Quality Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING          ENDING         EXPENSES PAID
 KAYNE SMALL-CAP QUALITY      ACCOUNT VALUE     ACCOUNT VALUE         DURING
      VALUE SERIES            JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
--------------------------    -------------   -----------------   -------------
Actual                          $1,000.00         $1,073.20            $5.49

Hypothetical (5% return
   before expenses)              1,000.00          1,019.84             5.36

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.10%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,091.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Diagnostic Products Corp.                                               5.0%
 2. National Financial Partners Corp.                                       4.9%
 3. World Fuel Services Corp.                                               4.8%
 4. Crosstex Energy, Inc.                                                   4.8%
 5. CLARCAR, Inc.                                                           4.7%
 6. Cathay General Bancorp                                                  4.7%
 7. Matthews International Corp. Class A                                    4.6%
 8. ABM Industries, Inc.                                                    4.5%
 9. Stewart (W.P.) & Co. Ltd.                                               4.5%
10. Lincoln Electric Holdings, Inc.                                         4.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                27%
Industrials                               18
Information Technology                    17
Energy                                    10
Consumer Discretionary                     8
Materials                                  7
Health Care                                7
Other                                      6

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                       SHARES        VALUE
                                                      -------    -----------

DOMESTIC COMMON STOCKS--89.1%

APPAREL, ACCESSORIES & LUXURY GOODS--3.6%
   Cherokee, Inc. .................................    14,450    $   496,936
                                                                 -----------

APPLICATION SOFTWARE--6.5%
   EPIQ Systems, Inc. (b) .........................    28,250        523,754
   Reynolds & Reynolds Co. (The) Class A ..........    13,725        385,261
                                                                 -----------
                                                                     909,015
                                                                 -----------

ASSET MANAGEMENT & CUSTODY BANKS--7.0%
   American Capital Strategies Ltd. ...............    16,150        584,791
   MCG Capital Corp. ..............................    26,981        393,653
                                                                 -----------
                                                                     978,444
                                                                 -----------

COMMUNICATIONS EQUIPMENT--4.1%
   Inter-Tel, Inc. ................................    29,340        574,184
                                                                 -----------

ELECTRONIC EQUIPMENT MANUFACTURERS--3.4%
   Landauer, Inc. .................................    10,270        473,344
                                                                 -----------

ENVIRONMENTAL & FACILITIES SERVICES--4.5%
   ABM Industries, Inc. ...........................    32,285        631,172
                                                                 -----------

HEALTH CARE EQUIPMENT--6.9%
   Diagnostic Products Corp. ......................    14,195        689,167
   Young Innovations, Inc. ........................     8,120        276,730
                                                                 -----------
                                                                     965,897
                                                                 -----------

INDUSTRIAL MACHINERY--9.2%
   CLARCOR, Inc. ..................................    21,970        652,728
   Lincoln Electric Holdings, Inc. ................    15,745        624,447
                                                                 -----------
                                                                   1,277,175
                                                                 -----------

INSURANCE BROKERS--4.9%
   National Financial Partners Corp. ..............    12,850        675,267
                                                                 -----------

                                                       SHARES        VALUE
                                                      -------    -----------

INTERNET SOFTWARE & SERVICES--3.2%
   Computer Service, Inc. .........................    14,800    $   445,480
                                                                 -----------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--4.8%
   World Fuel Services Corp. ......................    19,710        664,621
                                                                 -----------

OIL & GAS STORAGE & TRANSPORTATION--4.8%
   Crosstex Energy, Inc. ..........................    10,500        662,130
                                                                 -----------

PAPER PACKAGING--2.9%
   Packaging Dynamics Corp. .......................    36,000        402,120
                                                                 -----------

REGIONAL BANKS--8.1%
   Cathay General Bancorp .........................    18,100        650,514
   Park National Corp. ............................     4,645        476,763
                                                                 -----------
                                                                   1,127,277
                                                                 -----------

SPECIALIZED CONSUMER SERVICES--4.6%
   Matthews International Corp. Class A ...........    17,520        637,903
                                                                 -----------

SPECIALTY CHEMICALS--4.1%
   Balchem Corp. ..................................    19,107        569,580
                                                                 -----------

THRIFTS & MORTGAGE FINANCE--2.2%
   Washington Federal, Inc. .......................    13,150        302,319
                                                                 -----------

TRUCKING--4.3%
   Landstar System, Inc. ..........................    14,480        604,395
                                                                 -----------

TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $10,163,012) ..................               12,397,259
                                                                 -----------

FOREIGN COMMON STOCKS(c)--6.4%

ASSET MANAGEMENT & CUSTODY BANKS--4.5%
   Stewart (W.P.) & Co. Ltd. (United States) ......    26,630        627,669
                                                                 -----------

WATER UTILITIES--1.9%
   Consolidated Water Co. Ltd. (Cayman Islands) ...    12,540        254,437
                                                                 -----------

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

                                                                     VALUE
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $654,379) .....................              $   882,106
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--95.5%
   (Identified cost $10,817,391) ..................               13,279,365
                                                                 -----------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                      -------
SHORT-TERM INVESTMENTS--4.7%

COMMERCIAL PAPER(d)--4.7%
   Allstate Corp. 4.05%, 1/3/06 ...................   $   657        656,852
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $656,852) .....................                  656,852
                                                                 -----------
TOTAL INVESTMENTS--100.2%
   (Identified cost $11,474,243) ..................               13,936,217(a)
   Other assets and liabilities, net--(0.2)% ......                  (24,639)
                                                                 -----------
NET ASSETS--100.0% ................................              $13,911,578
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,688,292 and gross depreciation of $231,836 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $11,479,761.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $11,474,243) ..   $  13,936,217
Cash ..........................................................           1,916
Receivables
   Dividends ..................................................          36,346
   Fund shares sold ...........................................             420
Prepaid expenses ..............................................             695
                                                                  -------------
      Total assets ............................................      13,975,594
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................           2,607
   Professional fee ...........................................          29,695
   Investment advisory fee ....................................          16,011
   Printing fee ...............................................           5,153
   Financial agent fee ........................................           3,478
   Trustees' fee ..............................................           1,233
   Administration fee .........................................             876
   Other accrued expenses .....................................           4,963
                                                                  -------------
      Total liabilities .......................................          64,016
                                                                  -------------
NET ASSETS ....................................................   $  13,911,578
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  11,443,215
   Undistributed net investment income ........................             307
   Accumulated net realized gain ..............................           6,082
   Net unrealized appreciation ................................       2,461,974
                                                                  -------------
NET ASSETS ....................................................   $  13,911,578
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................         911,037
                                                                  =============
Net asset value and offering price per share ..................   $       15.27
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     299,468
   Interest ...................................................          22,068
                                                                  -------------
      Total investment income .................................         321,536
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         110,354
   Financial agent fee ........................................          41,021
   Administration fee .........................................           8,951
   Custodian ..................................................          12,401
   Printing ...................................................          10,252
   Professional ...............................................          35,378
   Trustees ...................................................          11,828
   Miscellaneous ..............................................          13,728
                                                                  -------------
      Total expenses ..........................................         243,913
   Less expenses reimbursed by investment advisor .............        (115,101)
   Custodian fees paid indirectly .............................             (57)
                                                                  -------------
      Net expenses ............................................         128,755
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................         192,781
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................         496,380
   Net change in unrealized appreciation (depreciation) on
      investments .............................................         404,342
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................         900,722
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $   1,093,503
                                                                  =============

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED     YEAR ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                      2005           2004
                                                                                  ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ...............................................   $    192,781   $     70,541
   Net realized gain (loss) ...................................................        496,380         90,306
   Net change in unrealized appreciation (depreciation) .......................        404,342      1,471,240
                                                                                  ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................      1,093,503      1,632,087
                                                                                  ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................................       (193,074)       (71,831)
   Net realized short-term gains ..............................................       (184,360)       (65,120)
   Net realized long-term gains ...............................................       (305,214)       (28,314)
                                                                                  ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................       (682,648)      (165,265)
                                                                                  ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (290,666 and 381,058 shares, respectively)* ..      4,385,903      5,084,048*
   Net asset value of shares issued from reinvestment of distributions
      (44,367 and 11,410 shares, respectively) ................................        682,648        165,265
   Cost of shares repurchased (135,807 and 83,506 shares, respectively)* ......     (2,041,026)    (1,043,945)*
                                                                                  ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................      3,027,525      4,205,368
                                                                                  ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ......................................      3,438,380      5,672,190

NET ASSETS
   Beginning of period ........................................................     10,473,198      4,801,008
                                                                                  ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $307 AND $600, RESPECTIVELY] .........................................   $ 13,911,578   $ 10,473,198
                                                                                  ============   ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             FROM INCEPTION
                                                               YEAR ENDED DECEMBER 31,       AUGUST 12, 2002
                                                          --------------------------------   TO DECEMBER 31,
                                                            2005         2004        2003          2002
                                                          --------     --------   --------   ----------------
Net asset value, beginning of period ..................   $  14.71     $  11.92   $   9.99   $          10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .......................       0.24(3)      0.10       0.09               0.07
   Net realized and unrealized gain (loss) ............       1.10         2.94       1.94               0.03
                                                          --------     --------   --------   ----------------
      TOTAL FROM INVESTMENT OPERATIONS ................       1.34         3.04       2.03               0.10
                                                          --------     --------   --------   ----------------
LESS DISTRIBUTIONS
   Dividends from net investment income ...............      (0.22)       (0.10)     (0.09)             (0.07)
   Distributions from net realized gains ..............      (0.56)       (0.15)     (0.01)             (0.04)
                                                          --------     --------   --------   ----------------
      TOTAL DISTRIBUTIONS .............................      (0.78)       (0.25)     (0.10)             (0.11)
                                                          --------     --------   --------   ----------------
CHANGE IN NET ASSET VALUE .............................       0.56         2.79       1.93              (0.01)
                                                          --------     --------   --------   ----------------
NET ASSET VALUE, END OF PERIOD ........................   $  15.27     $  14.71   $  11.92   $           9.99
                                                          ========     ========   ========   ================
Total return ..........................................       9.10%       25.68%     20.28%              1.01%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..............   $ 13,912     $ 10,473   $  4,801   $            869
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .............................       1.05%        1.05%      1.05%              1.05%(1)
   Gross operating expenses ...........................       1.99%        2.68%      5.73%             22.60%(1)
   Net investment income (loss) .......................       1.57%        1.13%      1.37%              2.33%(1)
Portfolio turnover ....................................         18%          19%        42%                 4%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-LAZARD INTERNATIONAL EQUITY SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 8.65%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the MSCI EAFE(R) Index, the series style-specific benchmark, returned 14.02%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: 2005 proved to be another robust year for international stocks, which posted their third consecutive year of gains. Japanese stocks led the way, as the Nikkei 225 Index rose 40% in the year. Japan's outperformance has coincided with the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Investors feel that Koizumi's strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy and further reinforces the belief that corporate profitability may be about to improve. European markets also posted solid gains, driven by corporate restructuring, low interest rates, favorable profit growth, and a boom in mergers and acquisitions (M&A) activity. Globally, the value of announced M&A transactions for 2005 was the largest in the last five years.

      Based on these  signs  of  improving  economic  conditions,  the  European
Central Bank raised interest rates in December, for the first time in five years, in an effort to curb inflation. However, a downturn in business sentiment in Germany, high unemployment, and cautious consumers, underscores the still fragile nature of the Eurozone's economy. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that the Bank of Japan will end its zero interest rate policy fairly soon.

      From a sector perspective, materials, industrials, financials and energy all outperformed for the year, as the outlook for global growth looks positive. The only sector that witnessed a negative return was telecom services, as the industry has become increasingly competitive.

      Regionally, Japan was the top-performing country, while the United Kingdom lagged. In Europe, Switzerland, Denmark, and Norway posted solid gains, while Ireland and Spain were the only countries that witnessed negative returns.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Stock selection in technology benefited the portfolio, as the shares of one of the leading mobile-phone manufacturers (Nokia) rose to a 20-month high in December. The company widened its lead over competitors by launching a variety of new phones and cutting prices in pursuit of stronger-than-expected global handset demand. An underweight position and stock selection in consumer discretionary also helped returns, as a luxury goods holding (Richemont) continued to benefit from robust demand by affluent consumers.

      Underweight positions in materials and industrials detracted from performance, as these sectors produced the largest gains for the year. An underweight position in Japan also hurt returns, as this was the top-performing country.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      8/12/02 TO
                                                             1 YEAR    12/31/05
--------------------------------------------------------------------------------
International Equity Select Series                            8.65%     14.14%
--------------------------------------------------------------------------------
S&P 500(R) Index                                              4.93%     12.01%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                                           14.02%     19.73%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   International
                   Equity Select      MSCI EAFE(R)     S&P 500(R)
                      Series             Index           Index
                   -------------      ------------     ----------
 8/12/2002            $10,000           $10,000         $10,000
12/31/2002              9,578             9,607           9,806
12/31/2003             12,433            13,370          12,622
12/31/2004             14,405            16,137          13,993
12/31/2005             15,651            18,399          14,683

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lazard International Equity Select Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING           ENDING        EXPENSES PAID
                              ACCOUNT VALUE     ACCOUNT VALUE        DURING
LAZARD INTERNATIONAL EQUITY   JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
---------------------------   -------------   -----------------   -------------
Actual                          $1,000.00         $1,103.00           $5.57

Hypothetical (5% return
   before expenses)              1,000.00          1,019.85            5.36

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 8.65%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,086.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. Nokia Oyj Sponsored ADR                                                 4.2%
 2. GlaxoSmithKline plc ADR                                                 3.9%
 3. HSBC Holdings plc Sponsored ADR                                         3.6%
 4. Barclays plc Sponsored ADR                                              3.5%
 5. Nomura Holdings, Inc. ADR                                               3.5%
 6. Societe Generale SA Sponsored ADR                                       3.2%
 7. UBS AG Registered Shares                                                3.2%
 8. Credit Suisse Group Sponsored ADR                                       3.2%
 9. CANON, Inc. Sponsored ADR                                               3.1%
10. Vodafone Group plc Sponsored ADR                                        3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                            29%
Switzerland                               15
Japan                                     14
France                                    12
Italy                                      5
Germany                                    5
Finland                                    4
Other                                     16

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          SHARES       VALUE
                                                         -------    -----------
FOREIGN COMMON STOCKS(b)--95.1%

DENMARK--2.0%
   Danske Bank A/S ADR (Diversified Banks) ...........    67,800    $ 2,380,282
                                                                    -----------
FINLAND--4.2%
   Nokia Oyj Sponsored ADR (Communications
      Equipment) .....................................   276,200      5,054,460
                                                                    -----------
FRANCE--12.4%
   AXA Sponsored ADR (Multi-line Insurance) ..........    85,700      2,770,681
   Sanofi-aventis ADR (Pharmaceuticals) ..............    54,296      2,383,594
   Societe Generale SA Sponsored ADR (Diversified
      Banks) .........................................   158,600      3,887,461
   Total SA Sponsored ADR (Integrated Oil & Gas) .....    29,200      3,690,880
   Vivendi Universal SA Sponsored ADR (Movies &
      Entertainment) .................................    68,900      2,165,527
                                                                    -----------
                                                                     14,898,143
                                                                    -----------
GERMANY--4.9%
   Schering AG ADR (Pharmaceuticals) .................    34,000      2,274,940
   Siemens AG ADR (Industrial Conglomerates) .........    42,900      3,671,811
                                                                    -----------
                                                                      5,946,751
                                                                    -----------
IRELAND--2.0%
   Allied Irish Banks plc Sponsored ADR (Diversified
      Banks) .........................................    55,400      2,379,984
                                                                    -----------
ITALY--5.0%
   ENI S.p.A. Sponsored ADR (Integrated Oil & Gas) ... 26,600 3,709,636 Sanpaolo IMI S.p.A. Sponsored ADR (Diversified
      Banks) .........................................    76,200      2,381,250
                                                                    -----------
                                                                      6,090,886
                                                                    -----------

                                                          SHARES       VALUE
                                                         -------    -----------
JAPAN--13.9%
   CANON, Inc. Sponsored ADR (Office Electronics) ....    64,300    $ 3,782,769
   Hoya Corp. Sponsored ADR (Electronic Equipment
      Manufacturers) .................................    40,900      1,469,255
   Kao Corp. Sponsored ADR (Personal Products) .......    13,000      3,480,470
   Mitsubishi UFJ Financial Group, Inc. ADR
      (Diversified Banks) ............................   274,300      3,755,167
   Nomura Holdings, Inc. ADR (Investment Banking &
      Brokerage) .....................................   219,600      4,220,712
                                                                    -----------
                                                                     16,708,373
                                                                    -----------
NETHERLANDS--3.8%
   Heinekin NV ADR (Brewers) .........................   101,800      3,215,699
   TNT NV ADR (Air Freight & Logistics) ..............    45,500      1,423,240
                                                                    -----------
                                                                      4,638,939
                                                                    -----------
SWITZERLAND--14.7%
   Credit Suisse Group Sponsored ADR (Diversified
      Capital Markets) ...............................    75,000      3,821,250
   Nestle S.A. Sponsored ADR (Packaged Foods &
      Meats) .........................................    50,100      3,734,835
   Novartis AG ADR (Pharmaceuticals) .................    47,500      2,492,800
   Swiss Re Sponsored ADR (Reinsurance) ..............    35,800      2,613,117
   UBS AG Registered Shares (Diversified Capital
      Markets) .......................................    40,400      3,844,060
   Zurich Financial Services AG ADR (Multi-line
      Insurance) .....................................    57,400      1,219,468
                                                                    -----------
                                                                     17,725,530
                                                                    -----------
UNITED KINGDOM--29.3%
   Barclays plc Sponsored ADR (Diversified Banks) ....   100,900      4,245,872
   BP plc Sponsored ADR (Integrated Oil & Gas) .......    55,300      3,551,366

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                                                       SHARES        VALUE
                                                     ---------   ------------
UNITED KINGDOM--CONTINUED
   Cadbury Schweppes plc Sponsored ADR (Packaged
      Foods & Meats) .............................      85,900   $  3,289,111
   Diageo plc Sponsored ADR (Distillers &
      Vintners) ..................................      55,800      3,253,140
   GlaxoSmithKline plc ADR (Pharmaceuticals) .....      93,700      4,729,976
   HSBC Holdings plc Sponsored ADR (Diversified
      Banks) .....................................      54,500      4,385,615
   Imperial Tobacco Group plc ADR (Tobacco) ......      47,500      2,873,275
   Tesco plc Sponsored ADR (Food Retail) .........     115,900      1,978,761
   Unilever plc Sponsored ADR (Packaged Foods &
      Meats) .....................................      83,175      3,336,981
   Vodafone Group plc Sponsored ADR (Wireless
      Telecommunication Services) ................     175,000      3,757,250
                                                                 ------------
                                                                   35,401,347
                                                                 ------------
UNITED STATES--2.9%
   Royal Dutch Shell plc ADR Class A (Integrated
      Oil & Gas) .................................      56,800      3,492,632
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $96,770,998) .................                114,717,327
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--95.1%
   (Identified cost $96,770,998) .................                114,717,327
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ---------
SHORT-TERM INVESTMENTS--6.1%

U.S. TREASURY BILLS(d)--6.1%
   U.S. Treasury Bill 3.82%, 1/12/06 .............   $       3          2,996
   U.S. Treasury Bill 1.96%, 2/2/06 ..............         162        161,489
   U.S. Treasury Bill 3.453%, 2/2/06 .............          34         33,891
   U.S. Treasury Bill 3.46%, 2/2/06 ..............         242        241,233
   U.S. Treasury Bill 3.47%, 2/2/06 ..............         129        128,590
   U.S. Treasury Bill 3.518%, 2/2/06 .............         243        242,216
   U.S. Treasury Bill 3.598%, 2/2/06 .............          70         69,769
   U.S. Treasury Bill 3.638%, 2/2/06 .............         184        183,387
   U.S. Treasury Bill 3.64%, 2/2/06 ..............         248        247,173
   U.S. Treasury Bill 3.669%, 2/2/06 .............         145        144,512
   U.S. Treasury Bill 3.693%, 2/2/06 .............       1,318      1,313,838
   U.S. Treasury Bill 3.71%, 2/2/06 ..............       4,580      4,564,876
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $7,333,970) ..................                  7,333,970
                                                                 ------------
TOTAL INVESTMENTS--101.2%
   (Identified cost $104,104,968) ................                122,051,297(a)
   Other assets and liabilities, net--(1.2)% .....                 (1,431,220)
                                                                 ------------
NET ASSETS--100.0% ...............................               $120,620,077
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $18,247,861 and gross depreciation of $407,175 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $104,210,611.

(b) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(c)   Table excludes short-term investments.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Logistics ..............................................      1.2%
Brewers ..............................................................      2.8
Communications Equipment .............................................      4.4
Distillers & Vintners ................................................      2.8
Diversified Banks ....................................................     20.4
Diversified Capital Markets ..........................................      6.7
Electronic Equipment Manufacturers ...................................      1.3
Food Retail ..........................................................      1.7
Industrial Conglomerates .............................................      3.2
Integrated Oil & Gas .................................................     12.6
Investment Banking & Brokerage .......................................      3.7
Movies & Entertainment ...............................................      1.9
Multi-line Insurance .................................................      3.5
Office Electronics ...................................................      3.3
Packaged Foods & Meats ...............................................      9.0
Personal Products ....................................................      3.0
Pharmaceuticals ......................................................     10.4
Reinsurance ..........................................................      2.3
Tobacco ..............................................................      2.5
Wireless Telecommunication Services ..................................      3.3
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $104,104,968) .............................   $ 122,051,297
Cash ..........................................................         156,148
Receivables
   Fund shares sold ...........................................         191,916
   Dividends ..................................................         137,237
   Tax reclaims ...............................................          28,443
Prepaid expenses ..............................................           4,980
                                                                  -------------
      Total assets ............................................     122,570,021
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................       1,770,351
   Fund shares repurchased ....................................          39,484
   Investment advisory fee ....................................          74,175
   Financial agent fee ........................................           7,906
   Administration fee .........................................           7,362
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          49,432
                                                                  -------------
      Total liabilities .......................................       1,949,944
                                                                  -------------
NET ASSETS ....................................................   $ 120,620,077
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 101,479,913
   Undistributed net investment income ........................         131,094
   Accumulated net realized gain ..............................       1,062,741
   Net unrealized appreciation ................................      17,946,329
                                                                  -------------
NET ASSETS ....................................................   $ 120,620,077
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       8,019,401
                                                                  =============
Net asset value and offering price per share ..................   $       15.04
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   2,543,581
   Interest ...................................................         145,461
   Foreign taxes withheld .....................................        (333,791)
                                                                  -------------
      Total investment income .................................       2,355,251
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         826,883
   Financial agent fee ........................................          84,223
   Administration fee .........................................          67,069
   Printing ...................................................          38,541
   Professional ...............................................          36,075
   Custodian ..................................................          14,194
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          20,887
                                                                  -------------
      Total expenses ..........................................       1,099,701
   Less expenses reimbursed by investment advisor .............        (135,004)
                                                                  -------------
      Net expenses ............................................         964,697
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................       1,390,554
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       1,721,617
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................       5,804,951
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       7,526,568
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $   8,917,122
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED      YEAR ENDED
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                 2005            2004
                                                                            -------------    ------------
FROM OPERATIONS
   Net investment income (loss) .........................................   $   1,390,554    $    682,623
   Net realized gain (loss) .............................................       1,721,617         360,820
   Net change in unrealized appreciation (depreciation) .................       5,804,951       7,505,945
                                                                            -------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       8,917,122       8,549,388
                                                                            -------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................      (1,266,246)       (675,837)
   Net realized short-term gains ........................................              --        (100,822)
   Net realized long-term gains .........................................        (553,178)       (276,174)
                                                                            -------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............      (1,819,424)     (1,052,833)
                                                                            -------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (3,114,745 and 2,589,173 shares,
      respectively)* ....................................................      44,433,821      32,854,278*
   Net asset value of shares issued from reinvestment of distributions
      (122,025 and 77,318 shares, respectively) .........................       1,819,424       1,052,833
   Cost of shares repurchased (124,310 and 184,126 shares,
      respectively)* ....................................................      (1,760,120)     (2,318,166)*
                                                                            -------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............      44,493,125      31,588,945
                                                                            -------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................      51,590,823      39,085,500
NET ASSETS
   Beginning of period ..................................................      69,029,254      29,943,754
                                                                            -------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $131,094 AND $6,786, RESPECTIVELY] .............................   $ 120,620,077    $ 69,029,254
                                                                            =============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          FROM INCEPTION
                                                       YEAR ENDED DECEMBER 31,            AUGUST 12, 2002
                                                 -----------------------------------      TO DECEMBER 31,
                                                    2005          2004        2003              2002
                                                 ---------      --------    --------      ---------------
Net asset value, beginning of period .........   $   14.07      $  12.35    $   9.58      $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.22(3)       0.15        0.12(3)              0.01
   Net realized and unrealized gain (loss) ...        0.99          1.80        2.73                (0.43)
                                                 ---------      --------    --------      ---------------
      TOTAL FROM INVESTMENT OPERATIONS .......        1.21          1.95        2.85                (0.42)
                                                 ---------      --------    --------      ---------------

LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.17)        (0.15)      (0.07)                  --
   Distributions from net realized gains .....       (0.07)        (0.08)      (0.01)                  --
                                                 ---------      --------    --------      ---------------
      TOTAL DISTRIBUTIONS ....................       (0.24)        (0.23)      (0.08)                  --
                                                 ---------      --------    --------      ---------------
CHANGE IN NET ASSET VALUE ....................        0.97          1.72        2.77                (0.42)
                                                 ---------      --------    --------      ---------------
NET ASSET VALUE, END OF PERIOD ...............   $   15.04      $  14.07    $  12.35      $          9.58
                                                 =========      ========    ========      ===============

Total return .................................        8.65%        15.86%      29.82%               (4.22)%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....    $ 120,620      $ 69,029    $ 29,944      $         2,887
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................         1.05%         1.05%       1.05%                1.05%(1)
   Gross operating expenses .................         1.20%         1.30%       2.03%               10.26%(1)
   Net investment income (loss) .............         1.51%         1.43%       1.13%                0.26%(1)
Portfolio turnover ..........................           11%            5%          9%                  70%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-NORTHERN DOW 30 SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.05%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Dow Jones Industrial Average(SM), the series style-specific benchmark, returned 1.72%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The Dow Jones Industrial Average (DJIA) finished 2005 with a 1.72% gain. The industrials sector, which represents 24.92% of the index, led performance with an 11.95% gain during 2005. Consumer staples, 16.41% of the index, posted a positive return of 7.16% during the year. Energy suffered in the fourth quarter, with a (11.15)% return, however, the annual return for the sector was 11.76%, representing 4.20% of the index. Consumer discretionary was the worst performing sector during 2005, returning (15.45)% as of December 30, 2005.

      Oil prices, the U.S. dollar and interest rates dominated the headlines in 2005. The Federal Reserve raised interest rates eight times during the year, bringing the total of 25-basis point increases to 13 since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to the highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of Hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: As index fund managers, we merely seek to match the performance and characteristics of the benchmark. The performance of the series is primarily the result of the performance of the Dow Jones Industrial Average. In index funds, the deviation between fund return and index return is typically due to expenses.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                         PHOENIX-NORTHERN DOW 30 SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                             1 YEAR      5 YEARS       12/31/05
--------------------------------------------------------------------------------
Dow 30 Series                                 1.05%       1.37%         0.59%
--------------------------------------------------------------------------------
S&P 500(R) Index                              4.93%       0.55%        (0.49)%
--------------------------------------------------------------------------------
Dow Jones Industrial Average(SM)              1.72%       2.05%         1.66%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                        Dow Jones
                       Dow 30          Industrial          S&P 500(R)
                       Series          Average(SM)          Index
                      -------          -----------         ----------
12/15/1999            $10,000            $10,000             $10,000
12/31/1999             10,252             10,473              10,400
12/29/2000              9,682              9,979               9,445
12/31/2001              9,103              9,437               8,323
12/31/2002              7,692              8,021               6,484
12/31/2003              9,800             10,288               8,345
12/31/2004             10,257             10,858               9,252
12/31/2005             10,365             11,045               9,708

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                         PHOENIX-NORTHERN DOW 30 SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern Dow 30 Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING         ENDING        EXPENSES PAID
                                 ACCOUNT VALUE    ACCOUNT VALUE        DURING
    NORTHERN DOW 30 SERIES       JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $ 1,000.00       $ 1,052.20         $ 3.10

Hypothetical (5% return before
   expenses)                         1,000.00         1,022.14           3.06

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.05%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,010.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX-NORTHERN DOW 30 SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. International Business Machines Corp.                                  6.0%
 2. 3M Co.                                                                 5.7%
 3. Altria Group, Inc.                                                     5.5%
 4. Boeing Co. (The)                                                       5.2%
 5. American International Group, Inc.                                     5.0%
 6. Johnson & Johnson                                                      4.4%
 7. Procter & Gamble Co. (The)                                             4.3%
 8. Caterpillar, Inc.                                                      4.2%
 9. Exxon Mobil Corp.                                                      4.1%
10. United Technologies Corp.                                              4.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                               24%
Consumer Staples                          16
Financials                                16
Information Technology                    12
Consumer Discretionary                     9
Health Care                                8
Materials                                  5
Other                                     10

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES        VALUE
                                                       ---------   ------------
DOMESTIC COMMON STOCKS--98.4%

AEROSPACE & DEFENSE--12.0%
   Boeing Co. (The) ................................      17,884   $  1,256,172
   Honeywell International, Inc. ...................      17,884        666,179
   United Technologies Corp. .......................      17,884        999,895
                                                                   ------------
                                                                      2,922,246
                                                                   ------------
ALUMINUM--2.2%
   Alcoa, Inc. .....................................      17,884        528,830
                                                                   ------------
AUTOMOBILE MANUFACTURERS--1.4%
   General Motors Corp. ............................      17,884        347,307
                                                                   ------------
COMPUTER HARDWARE--8.1%
   Hewlett-Packard Co. .............................      17,884        512,019
   International Business Machines Corp.(b) ........      17,884      1,470,065
                                                                   ------------
                                                                      1,982,084
                                                                   ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--4.2%
   Caterpillar, Inc. ...............................      17,884      1,033,159
                                                                   ------------
CONSUMER FINANCE--3.8%
   American Express Co. ............................      17,884        920,311
                                                                   ------------
DIVERSIFIED CHEMICALS--3.1%
   Du Pont (E.I.) de Nemours & Co. .................      17,884        760,070
                                                                   ------------
HOME IMPROVEMENT RETAIL--3.0%
   Home Depot, Inc. (The) ..........................      17,884        723,944
                                                                   ------------
HOUSEHOLD PRODUCTS--4.3%
   Procter & Gamble Co. (The) ......................      17,884      1,035,126
                                                                   ------------
HYPERMARKETS & SUPER CENTERS--3.4%
   Wal-Mart Stores, Inc. ...........................      17,884        836,971
                                                                   ------------

                                                         SHARES        VALUE
                                                       ---------   ------------
INDUSTRIAL CONGLOMERATES--8.3%
   3M Co. ..........................................      17,884   $  1,386,010
   General Electric Co. ............................      17,884        626,834
                                                                   ------------
                                                                      2,012,844
                                                                   ------------
INTEGRATED OIL & GAS--4.1%
   Exxon Mobil Corp. ...............................      17,884      1,004,544
                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES--4.0%
   AT&T, Inc. ......................................      17,884        437,979
   Verizon Communications, Inc. ....................      17,884        538,666
                                                                   ------------
                                                                        976,645
                                                                   ------------
MOVIES & ENTERTAINMENT--1.8%
   Walt Disney Co. (The) ...........................      17,884        428,679
                                                                   ------------
MULTI-LINE INSURANCE--5.0%
   American International Group, Inc. ..............      17,884      1,220,225
                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--6.5%
   Citigroup, Inc. .................................      17,884        867,911
   JPMorgan Chase & Co. ............................      17,884        709,816
                                                                   ------------
                                                                      1,577,727
                                                                   ------------
PHARMACEUTICALS--8.5%
   Johnson & Johnson ...............................      17,884      1,074,828
   Merck & Co., Inc. ...............................      17,884        568,890
   Pfizer, Inc. ....................................      17,884        417,055
                                                                   ------------
                                                                      2,060,773
                                                                   ------------
RESTAURANTS--2.5%
   McDonald's Corp. ................................      17,884        603,048
                                                                   ------------
SEMICONDUCTORS--1.8%
   Intel Corp. .....................................      17,884        446,385
                                                                   ------------

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

                                                       SHARES        VALUE
                                                     ---------   ------------
SOFT DRINKS--3.0%
   Coca-Cola Co. (The) ...........................      17,884   $    720,904
                                                                 ------------
SYSTEMS SOFTWARE--1.9%
   Microsoft Corp. ...............................      17,884        467,667
                                                                 ------------
TOBACCO--5.5%
   Altria Group, Inc. ............................      17,884      1,336,293
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $21,747,239) .................                 23,945,782
                                                                 ------------
EXCHANGE TRADED FUNDS--0.5%
   DIAMONDS Trust, Series I ......................       1,112        118,928
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $119,968) ....................                    118,928
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.9%
   (Identified cost $21,867,207) .................                 24,064,710
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ---------
SHORT-TERM INVESTMENTS--1.7%

U.S. TREASURY BILLS(d)--0.1%
   U.S. Treasury Bills 4.07%, 4/6/06(b) ..........   $      35         34,640
                                                                 ------------
REPURCHASE AGREEMENTS--1.6%
   State Street Bank and Trust Co. repurchase
      agreement 2.50% dated 12/30/05, due 1/3/06
      repurchase price $378,105 collateralized by
      U.S. Treasury Bond 7.875%, 2/15/21 market
      value $391,875 .............................         378        378,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $412,637) ....................                    412,640
                                                                 ------------
TOTAL INVESTMENTS--100.6%
   (Identified cost $22,279,844) .................                 24,477,350(a)
   Other assets and liabilities, net--(0.6)% .....                   (144,894)
                                                                 ------------
NET ASSETS--100.0% ...............................               $ 24,332,456
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,890,740 and gross depreciation of $1,791,087 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $23,377,697.

(b)   All or a portion segregated as collateral for futures contracts.

(c)   Table excludes short-term investments.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $22,279,844) ...   $ 24,477,350
Cash ...........................................................            557
Receivables
   Dividends and interest ......................................         35,557
   Fund shares sold ............................................          1,411
Prepaid expenses ...............................................            877
                                                                   ------------
      Total assets .............................................     24,515,752
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased .............................        119,968
   Fund shares repurchased .....................................          5,664
   Professional fee ............................................         27,894
   Investment advisory fee .....................................          8,448
   Financial agent fee .........................................          3,991
   Variation margin for futures contracts ......................          2,280
   Administration fee ..........................................          1,530
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         12,287
                                                                   ------------
      Total liabilities ........................................        183,296
                                                                   ------------
NET ASSETS .....................................................   $ 24,332,456
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............   $ 23,865,262
   Undistributed net investment income .........................         56,176
   Accumulated net realized loss ...............................     (1,783,278)
   Net unrealized appreciation .................................      2,194,296
                                                                   ------------
NET ASSETS .....................................................   $ 24,332,456
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization                                            2,632,401
                                                                   ============
Net asset value and offering price per share ...................   $       9.24
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ...................................................   $    622,021
   Interest ....................................................          5,229
                                                                   ------------
      Total investment income ..................................        627,250
                                                                   ------------
EXPENSES
   Investment advisory fee .....................................         95,199
   Financial agent fee .........................................         49,108
   Administration fee ..........................................         19,856
   Professional ................................................         33,586
   Custodian ...................................................         17,923
   Printing ....................................................         14,535
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         27,064
                                                                   ------------
      Total expenses ...........................................        269,100
   Less expenses reimbursed by investment advisor ..............       (105,868)
   Custodian fees paid indirectly ..............................            (15)
                                                                   ------------
      Net expenses .............................................        163,217
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ...................................        464,033
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................       (532,420)
   Net realized gain (loss) on futures .........................          5,264
   Net change in unrealized appreciation (depreciation) on
      investments ..............................................        190,166
   Net change in unrealized appreciation (depreciation) on
      futures ..................................................        (15,890)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS .................................       (352,880)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................   $    111,153
                                                                   ============

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2005            2004
                                                                                   ------------    ------------
FROM OPERATIONS
   Net investment income (loss) ................................................   $    464,033    $    510,396
   Net realized gain (loss) ....................................................       (527,156)        (79,648)
   Net change in unrealized appreciation (depreciation) ........................        174,276         920,527
                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................        111,153       1,351,275
                                                                                   ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................................................       (450,254)       (513,146)
                                                                                   ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................       (450,254)       (513,146)
                                                                                   ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (147,887 and 897,089 shares, respectively)* ...      1,360,716       8,064,058*
   Net asset value of shares issued from reinvestment of distributions
      (49,390 and 56,484 shares, respectively) .................................        450,254         513,146
   Cost of shares repurchased (914,376 and 849,916 shares, respectively)* ......     (8,320,723)     (7,581,262)*
                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................     (6,509,753)        995,942
                                                                                   ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS .......................................     (6,848,854)      1,834,071
NET ASSETS
   Beginning of period .........................................................     31,181,310      29,347,239
                                                                                   ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $56,176 AND $42,397, RESPECTIVELY] .............................   $ 24,332,456    $ 31,181,310
                                                                                   ============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                   2005          2004          2003         2002         2001
                                                ---------     ---------     ---------    ---------    ---------
Net asset value, beginning of period ........   $    9.31     $    9.04     $    7.21    $    8.67    $    9.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .............        0.16(1)       0.15          0.13         0.11         0.11(1)
   Net realized and unrealized gain
      (loss) ................................       (0.07)         0.27          1.83        (1.45)       (0.66)
                                                ---------     ---------     ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS ......        0.09          0.42          1.96        (1.34)       (0.55)
                                                ---------     ---------     ---------    ---------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income .....       (0.16)        (0.15)        (0.13)       (0.10)       (0.10)
   Distributions from net realized gains ....          --            --            --        (0.02)       (0.14)
                                                ---------     ---------     ---------    ---------    ---------
      TOTAL DISTRIBUTIONS ...................       (0.16)        (0.15)        (0.13)       (0.12)       (0.24)
                                                ---------     ---------     ---------    ---------    ---------
CHANGE IN NET ASSET VALUE ...................       (0.07)         0.27          1.83        (1.46)       (0.79)
                                                ---------     ---------     ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ..............   $    9.24     $    9.31     $    9.04    $    7.21    $    8.67
                                                =========     =========     =========    =========    =========

Total return ................................        1.05%         4.67%        27.40%      (15.50)%      (5.98)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....   $  24,332     $  31,181     $  29,347    $  20,070    $  23,684
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................        0.60%         0.60%         0.60%        0.58%        0.50%
   Gross operating expenses .................        0.99%         0.91%         1.01%        1.11%        1.12%
   Net investment income (loss) .............        1.71%         1.65%         1.69%        1.44%        1.29%
Portfolio turnover ..........................          14%           44%           30%          40%          38%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-NORTHERN NASDAQ 100 INDEX(R) SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.24%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the NASDAQ-100 Index(R), the series style-specific benchmark, returned 1.90%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The NASDAQ 100 Index(R) finished the year ended December 31, 2005 with a 1.90% gain. Representing 58.32% of the index, the information technology sector returned 2.92% during 2005. The second largest sector in the index, consumer discretionary, posted a loss for the year returning (13.59)%. The health care sector, which represents 13.66% of the index, posted positive returns for the year of 16.13%.

      Oil prices, the U.S. dollar and interest rates dominated the headlines in 2005. The Federal Reserve raised interest rates eight times during the year, bringing the total of 25-basis point increases to 13 since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to the highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of Hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: As index fund managers, we merely seek to match the performance and characteristics of the benchmark. The performance of the series is primarily the result of the performance of the NASDAQ-100 Index. In index funds, the deviation between fund return and index return is typically due to expenses.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      8/15/00 TO
                                                   1 YEAR   5 YEARS    12/31/05
--------------------------------------------------------------------------------
NASDAQ-100 Index(R) Series                          1.24%   (7.07)%    (14.22)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    4.93%    0.55%      (1.58)%
--------------------------------------------------------------------------------
NASDAQ-100 Index(R)                                 1.90%   (6.62)%    (13.91)%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  NASDAQ-100 Index(R)      NASDAQ-100      S&P 500(R)
                        Series              Index(R)         Index
                  -------------------      ----------      ----------
 8/15/2000              $10,000             $10,000         $10,000
12/29/2000                6,322               6,291           8,930
12/31/2001                4,233               4,239           7,870
12/31/2002                2,642               2,648           6,131
12/31/2003                3,933               3,959           7,891
12/31/2004                4,328               4,384           8,748
12/31/2005                4,382               4,468           9,179

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern NASDAQ-100 Index(R) Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING          ENDING       EXPENSES PAID
   NORTHERN NASDAQ-100 INDEX(R)  ACCOUNT VALUE    ACCOUNT VALUE       DURING
              SERIES             JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $ 1,000.00       $ 1,100.50         $ 3.18

Hypothetical (5% return before
   expenses)                         1,000.00         1,022.14           3.06

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.24%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,012.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Microsoft Corp.                                                         6.7%
 2. QUALCOMM, Inc.                                                          6.0%
 3. Apple Computer, Inc.                                                    5.9%
 4. Intel Corp.                                                             3.7%
 5. Google, Inc. Class A                                                    3.5%
 6. Amgen, Inc.                                                             3.2%
 7. eBay, Inc.                                                              3.2%
 8. Cisco Systems, Inc.                                                     2.6%
 9. Starbucks Corp.                                                         2.3%
10. Yahoo!, Inc.                                                            1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    59%
Consumer Discretionary                    18
Health Care                               14
Industrials                                3
Consumer Staples                           2
Telecommunication Services                 1
Exchange Traded Funds                      1
Other                                      2

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--93.0%

ADVERTISING--0.3%
   Lamar Advertising Co. Class A (b) ...............       1,415  $    65,288
                                                                  -----------
AIR FREIGHT & LOGISTICS--0.9%
   Expeditors International of Washington, Inc. ....       1,712      115,577
   Robinson (C.H.) Worldwide, Inc. .................       2,762      102,277
                                                                  -----------
                                                                      217,854
                                                                  -----------
APPAREL RETAIL--0.6%
   Ross Stores, Inc. ...............................       2,329       67,308
   Urban Outfitters, Inc. (b) ......................       2,793       70,691
                                                                  -----------
                                                                      137,999
                                                                  -----------
APPLICATION SOFTWARE--4.5%
   Adobe Systems, Inc. .............................       7,912      292,427
   Autodesk, Inc. ..................................       3,936      169,051
   BEA Systems, Inc. (b) ...........................       6,688       62,867
   Cadence Design Systems, Inc. (b) ................       4,775       80,793
   Citrix Systems, Inc. (b) ........................       3,424       98,543
   Intuit, Inc. (b) ................................       3,643      194,172
   Mercury Interactive Corp. (b) ...................       1,535       42,658
   Siebel Systems, Inc. ............................      10,126      107,133
                                                                  -----------
                                                                    1,047,644
                                                                  -----------
BIOTECHNOLOGY--9.9%
   Amgen, Inc. (b) .................................       9,400      741,284
   Biogen Idec, Inc. (b) ...........................       6,030      273,340
   Celgene Corp. (b) ...............................       2,749      178,135
   Chiron Corp. ....................................       4,310      191,623
   Genzyme Corp. (b) ...............................       5,289      374,355
   Gilead Sciences, Inc. (b) .......................       7,371      387,936
   MedImmune, Inc. (b) .............................       4,303      150,691
                                                                  -----------
                                                                    2,297,364
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
BROADCASTING & CABLE TV--3.9%
   Comcast Corp. Class A (b) .......................      15,590  $   404,716
   Discovery Holdings Co. Class A (b) ..............       3,803       57,616
   EchoStar Communications Corp. Class A (b) .......       3,569       96,970
   Liberty Global, Inc. Class A (b) ................       4,157       93,533
   Sirius Satellite Radio, Inc. (b) ................      23,556      157,825
   XM Satellite Radio Holdings, Inc. Class A (b) ...       3,744      102,136
                                                                  -----------
                                                                      912,796
                                                                  -----------
CASINOS & GAMING--0.4%
   Wynn Resorts Ltd. (b) ...........................       1,774       97,304
                                                                  -----------
COMMUNICATIONS EQUIPMENT--10.1%
   Cisco Systems, Inc. (b) .........................      35,855      613,838
   Comverse Technology, Inc. (b) ...................       3,415       90,805
   JDS Uniphase Corp. (b) ..........................      30,911       72,950
   Juniper Networks, Inc. (b) ......................       6,065      135,249
   QUALCOMM, Inc. ..................................      32,400    1,395,792
   Tellabs, Inc. (b) ...............................       4,176       45,518
                                                                  -----------
                                                                    2,354,152
                                                                  -----------
COMPUTER HARDWARE--8.2%
   Apple Computer, Inc. (b) ........................      19,206    1,380,719
   Dell, Inc. (b) ..................................      14,147      424,268
   Sun Microsystems, Inc. (b) ......................      24,266      101,675
                                                                  -----------
                                                                    1,906,662
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.5%
   Network Appliance, Inc. (b) .....................       6,358      171,666
   SanDisk Corp. (b) ...............................       2,776      174,388
                                                                  -----------
                                                                      346,054
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.9%
   PACCAR, Inc. ....................................       3,101      214,682
                                                                  -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.9%
   CheckFree Corp. (b) .............................       1,386  $    63,618
   Fiserv, Inc. (b) ................................       3,771      163,171
   Paychex, Inc. ...................................       5,875      223,955
                                                                  -----------
                                                                      450,744
                                                                  -----------
DEPARTMENT STORES--1.4%
   Sears Holdings Corp. (b) ........................       2,757      318,516
                                                                  -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.6%
   Cintas Corp. ....................................       3,293      135,606
                                                                  -----------
EDUCATION SERVICES--0.8%
   Apollo Group, Inc. Class A (b) ..................       2,915      176,241
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
   American Power Conversion Corp. .................       3,209       70,598
                                                                  -----------
FOOD RETAIL--0.7%
   Whole Foods Market, Inc. ........................       2,180      168,710
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.3%
   Patterson Cos., Inc. (b) ........................       2,172       72,545
                                                                  -----------
HEALTH CARE EQUIPMENT--0.9%
   Biomet, Inc. ....................................       5,481      200,440
                                                                  -----------
HEALTH CARE SERVICES--1.0%
   Express Scripts, Inc. (b) .......................       2,124      177,991
   Lincare Holdings, Inc. (b) ......................       1,532       64,206
                                                                  -----------
                                                                      242,197
                                                                  -----------
HEALTH CARE SUPPLIES--0.3%
   DENTSPLY International, Inc. ....................       1,233       66,200
                                                                  -----------
HOME ENTERTAINMENT SOFTWARE--1.3%
   Activision, Inc. (b) ............................       3,932       54,026
   Electronic Arts, Inc. (b) .......................       4,951      258,987
                                                                  -----------
                                                                      313,013
                                                                  -----------
HOME FURNISHING RETAIL--1.0%
   Bed Bath & Beyond, Inc. (b) .....................       6,523      235,806
                                                                  -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.4%
   Monster Worldwide, Inc. (b) .....................       2,024       82,620
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--0.9%
   Costco Wholesale Corp. ..........................       4,063      200,997
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
   MCI, Inc. .......................................       5,838      115,184
   NTL, Inc. (b) ...................................       1,518      103,345
                                                                  -----------
                                                                      218,529
                                                                  -----------
INTERNET RETAIL--5.3%
   Amazon.com, Inc. (b) ............................       4,497      212,034
   eBay, Inc. (b) ..................................      17,040      736,980
   Expedia, Inc. (b) ...............................       5,594      134,032
   IAC/InterActiveCorp (b) .........................       5,455      154,431
                                                                  -----------
                                                                    1,237,477
                                                                  -----------
INTERNET SOFTWARE & SERVICES--5.8%
   Google, Inc. Class A (b) ........................       1,984      823,082
   VeriSign, Inc. (b) ..............................       3,950       86,584
   Yahoo!, Inc. (b) ................................      11,143      436,583
                                                                  -----------
                                                                    1,346,249
                                                                  -----------
IT CONSULTING & OTHER SERVICES--0.5%
   Cognizant Technology Solutions Corp. Class
      A (b) ........................................       2,205      111,022
                                                                  -----------
MOVIES & ENTERTAINMENT--0.4%
   Pixar, Inc. (b) .................................       1,975      104,122
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
OIL & GAS DRILLING--0.4%
   Patterson-UTI Energy, Inc. ......................       2,817  $    92,820
                                                                  -----------
PHARMACEUTICALS--0.4%
   Sepracor, Inc. (b) ..............................       1,684       86,894
                                                                  -----------
RESTAURANTS--2.3%
   Starbucks Corp. (b) .............................      17,466      524,155
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--2.2%
   Applied Materials, Inc. .........................      13,710      245,957
   KLA-Tencor Corp. ................................       3,910      192,880
   Lam Research Corp. (b) ..........................       2,295       81,886
                                                                  -----------
                                                                      520,723
                                                                  -----------
SEMICONDUCTORS--9.1%
   Altera Corp. (b) ................................       8,330      154,355
   Broadcom Corp. Class A (b) ......................       4,345      204,867
   Intel Corp. .....................................      34,493      860,945
   Linear Technology Corp. .........................       6,655      240,046
   Maxim Integrated Products, Inc. .................       7,505      271,981
   Microchip Technology, Inc. ......................       2,855       91,788
   NVIDIA Corp. (b) ................................       2,718       99,370
   Xilinx, Inc. ....................................       7,554      190,437
                                                                  -----------
                                                                    2,113,789
                                                                  -----------
SPECIALTY CHEMICALS--0.3%
   Sigma-Aldrich Corp. .............................       1,056       66,834
                                                                  -----------
SPECIALTY STORES--1.0%
   PETsMART, Inc. ..................................       2,319       59,506
   Staples, Inc. ...................................       8,027      182,293
                                                                  -----------
                                                                      241,799
                                                                  -----------
SYSTEMS SOFTWARE--10.3%
   Microsoft Corp. (c) .............................      59,856    1,565,235
   Oracle Corp. (b) ................................      35,097      428,534
   Red Hat, Inc. (b) ...............................       2,817       76,735
   Symantec Corp. (b) ..............................      18,534      324,345
                                                                  -----------
                                                                    2,394,849
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--0.3%
   CDW Corp. .......................................       1,357       78,122
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   Fastenal Co. ....................................       2,361       92,528
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   NII Holdings, Inc. (b) ..........................       2,374      103,696
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $17,032,195) ...................               21,665,640
                                                                  -----------
FOREIGN COMMON STOCKS(d)--5.3%
COMMUNICATIONS EQUIPMENT--1.2%
   Research In Motion Ltd. (United States) (b) .....       3,124      206,215
   Telefonaktiebolaget LM Ericsson Sponsored ADR
      (Sweden) .....................................       2,098       72,171
                                                                  -----------
                                                                      278,386
                                                                  -----------
CONSUMER ELECTRONICS--0.5%
   Garmin Ltd. (United States) .....................       1,637      108,615
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.4%
   Flextronics International Ltd. (Singapore) (b) ..      10,167      106,143
                                                                  -----------
PHARMACEUTICALS--1.5%
   Teva Pharmaceutical Industries Ltd. Sponsored
      ADR (United States) ..........................       7,905      339,994
                                                                  -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
SEMICONDUCTORS--1.4%
   ATI Technologies, Inc. (Canada) (b) .............       4,040  $    68,640
   Marvell Technology Group Ltd. (Japan) (b) .......       4,433      248,647
                                                                  -----------
                                                                      317,287
                                                                  -----------
SYSTEMS SOFTWARE--0.3%
   Check Point Software Technologies Ltd.
      (United States) (b) ..........................       3,939       79,174
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $798,791) ......................                1,229,599
                                                                  -----------
EXCHANGE TRADED FUNDS--0.6%
   Nasdaq-100 Shares Index Tracking Stock ..........       3,323      134,316
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $129,443) ......................                  134,316
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.9%
   (Identified cost $17,960,429) ...................               23,029,555
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                      ----------
SHORT-TERM INVESTMENTS--1.5%

U.S. TREASURY BILLS(f)--0.3%
   U.S. Treasury Bills 4.07%, 4/6/06(c) ............  $       60       59,381
                                                                  -----------
REPURCHASE AGREEMENTS--1.2%
   State Street Bank and Trust Co. repurchase
      agreement 2.50% dated 12/30/05, due 1/3/06
      repurchase price $291,081, collateralized by
      U.S. Treasury Bond 7.875%, 2/15/21 market
      value $302,500. ..............................         291      291,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $350,377) ......................                  350,381
                                                                  -----------
TOTAL INVESTMENTS--100.4%
   (Identified cost $18,310,806) ...................               23,379,936(a)
   Other assets and liabilities, net--(0.4)% .......                  (87,585)
                                                                  -----------
NET ASSETS--100.0%. ................................              $23,292,351
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,411,233 and gross depreciation of $496,275 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $21,464,978.

(b)   Non-income producing.

(c)   All or a portion segregated as collateral for futures contracts.

(d) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(e)   Table excludes short-term investments.

(f)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $18,310,806) ....  $ 23,379,936
Cash ............................................................           310
Receivables
   Dividends and interest .......................................        10,871
   Fund shares sold .............................................           291
Prepaid expenses ................................................         8,346
                                                                   ------------
      Total assets ..............................................    23,399,754
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased ..............................        20,570
   Fund shares repurchased ......................................        26,287
   Professional fee .............................................        29,644
   Investment advisory fee ......................................         8,335
   Printing fee .................................................         5,635
   Financial agent fee ..........................................         3,936
   Variation margin for futures contracts .......................         1,900
   Administration fee ...........................................         1,503
   Trustees' fee ................................................         1,234
   Other accrued expenses .......................................         8,359
                                                                   ------------
      Total liabilities .........................................       107,403
                                                                   ------------
NET ASSETS ......................................................  $ 23,292,351
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............  $ 24,998,153
   Accumulated net realized loss ................................    (6,765,932)
   Net unrealized appreciation ..................................     5,060,130
                                                                   ------------
NET ASSETS ......................................................  $ 23,292,351
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ......................................     5,345,410
                                                                   ============
Net asset value and offering price per share ....................  $       4.36
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ....................................................  $    128,193
   Interest .....................................................         5,760
   Foreign taxes withheld .......................................          (571)
                                                                   ------------
      Total investment income ...................................       133,382
                                                                   ------------
EXPENSES
   Investment advisory fee ......................................        82,673
   Financial agent fee ..........................................        47,288
   Administration fee ...........................................        17,243
   Professional .................................................        34,628
   Custodian ....................................................        29,939
   Printing .....................................................        13,647
   Trustees .....................................................        11,829
   Miscellaneous ................................................        24,724
                                                                   ------------
      Total expenses ............................................       261,971
   Less expenses reimbursed by investment advisor ...............      (120,143)
   Custodian fees paid indirectly ...............................           (86)
                                                                   ------------
      Net expenses ..............................................       141,742
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ....................................        (8,360)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................      (219,610)
   Net realized gain (loss) on futures ..........................       (36,037)
   Net change in unrealized appreciation (depreciation)
      on investments ............................................       457,738
   Net change in unrealized appreciation (depreciation)
      on futures ................................................       (12,300)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS ..................................       189,791
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................  $    181,431
                                                                   ============

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                          2005            2004
                                                                                      ------------    ------------
FROM OPERATIONS
   Net investment income (loss) ....................................................  $     (8,360)   $    136,037
   Net realized gain (loss) ........................................................      (255,647)       (213,647)
   Net change in unrealized appreciation (depreciation) ............................       445,438       2,235,722
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ...................................................................       181,431       2,158,112
                                                                                      ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................................................            --        (144,446)
                                                                                      ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS .................................................................            --        (144,446)
                                                                                      ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (745,203 and 2,484,218
      shares, respectively)* .......................................................     3,068,723       9,715,189*
   Net asset value of shares issued from reinvestment of
      distributions (0 and 33,480 shares, respectively) ............................            --         144,446
   Cost of shares repurchased (1,428,197 and 2,444,089
      shares, respectively)* .......................................................    (5,904,151)     (9,347,848)*
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE
      TRANSACTIONS .................................................................    (2,835,428)        511,787
                                                                                      ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ...........................................    (2,653,997)      2,525,453
NET ASSETS
   Beginning of period .............................................................    25,946,348      23,420,895
                                                                                      ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $0 AND $0, RESPECTIVELY] ...........................................  $ 23,292,351    $ 25,946,348
                                                                                      ============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                               2005              2004         2003            2002          2001
                                             ---------        ---------     ---------      ---------     ---------
Net asset value, beginning of period ......  $    4.30        $    3.93     $    2.64      $    4.23     $    6.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...........         --(1)(2)       0.02         (0.01)(1)      (0.01)(1)     (0.02)(1)
   Net realized and unrealized gain
      (loss) ..............................       0.06             0.37          1.30          (1.58)        (2.07)
                                             ---------        ---------     ---------      ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS ....       0.06             0.39          1.29          (1.59)        (2.09)
                                             ---------        ---------     ---------      ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ...         --            (0.02)           --             --            --
                                             ---------        ---------     ---------      ---------     ---------
      TOTAL DISTRIBUTIONS .................         --            (0.02)           --             --            --
                                             ---------        ---------     ---------      ---------     ---------
CHANGE IN NET ASSET VALUE .................       0.06             0.37          1.29          (1.59)        (2.09)
                                             ---------        ---------     ---------      ---------     ---------
NET ASSET VALUE, END OF PERIOD ............  $    4.36        $    4.30     $    3.93      $    2.64     $    4.23
                                             =========        =========     =========      =========     =========
Total return ..............................       1.24%           10.04%        48.85%        (37.58)%      (33.04)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..  $  23,292        $  25,946     $  23,421      $   8,090     $   9,307
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .................       0.60%            0.60%         0.60%          0.58%         0.50%
   Gross operating expenses ...............       1.11%            1.09%         1.45%          2.72%         2.35%
   Net investment income (loss) ...........      (0.04)%           0.55%        (0.35)%        (0.48)%       (0.40)%
Portfolio turnover ........................         19%              34%           18%            42%           91%

(1)   Computed using average shares outstanding.

(2)   Amount is less than $0.01.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID CAP VALUE EQUITIES

Q: HOW DID THE PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 7.73%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2500(R) Value Index, the series style-specific benchmark, returned 7.74%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equities edged modestly higher in 2005. Energy stocks dominated returns, but most sectors showed modest gains, supported by the widespread strength in corporate profitability. The worst performers were troubled companies in auto parts and related industries.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio performed closely to its benchmark. The main performance contributors were concentrated in two areas. First, our overweight position in autos & transportation stocks benefited last year as auto parts stocks declined when investors became increasingly concerned about production volumes from North American producers. We continue to believe that our holdings in this sector focus on the higher value-added segments of the parts industry, are more diversified away from the "Big 3" North American producers and are attractively valued.

      The other performance contributor in 2005 came from our underweight in certain segments of the energy industry, specifically exploration and production companies and refiners. Both of these segments fared well in the year as robust energy prices and refining margins generated strong earnings. We continue to believe, however, that these sectors are "overearning" relative to a more normal level of prices and margins, and we continue to underweight them.

      In addition, strong stock selection within the consumer discretionary sector resulted in several holdings seeing improved revenue growth, dramatic operating improvements and robust stock price appreciation. Also contributing to performance was our overweight position in materials and processing. Finally, our underweight position in financial services was also a contributor for the year. Rising short-term rates and the flattening yield curve depressed expectations for many financials, and the sector underperformed for the year.

      Among individual names for the year, the top contributors were Payless ShoeSource, Office Depot, Beazer Homes, Reliance Steel and USF Transportation. The more significant detractors included Dana, Pogo, Andrew, Cytec and US Steel.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                   1 YEAR   5 YEARS   12/31/05
--------------------------------------------------------------------------------
Mid-Cap Value Series                                7.73%    15.51%      8.62%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    4.93%     0.55%      3.86%
--------------------------------------------------------------------------------
Russell 2500(TM) Value Index                        7.74%    13.43%     10.31%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                         Mid-Cap          Russell 2500(R)       S&P 500(R)
                       Value Series        Value Index            Index
                       ------------       ---------------       ----------
  3/2/1998               $10,000              $10,000            $10,000
12/31/1998                 8,863                9,375             11,895
12/31/1999                 7,951                9,515             14,409
12/29/2000                 9,295               11,493             13,086
12/31/2001                11,431               12,613             11,532
12/31/2002                10,454               11,367              8,983
12/31/2003                14,737               16,475             11,562
12/31/2004                17,744               20,029             12,818
12/31/2005                19,116               21,579             13,450

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Mid-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING         ENDING        EXPENSES PAID
SANFORD BERNSTEIN MID-CAP        ACCOUNT VALUE    ACCOUNT VALUE       DURING
       VALUE SERIES              JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $ 1,000.00      $ 1,059.60         $ 6.75

Hypothetical (5% return before
   expenses)                         1,000.00        1,018.57           6.64

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 7.73%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,077.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Quanta Services, Inc.                                                   2.0%
 2. Edwards (A.G.), Inc.                                                    2.0%
 3. Radian Group, Inc.                                                      1.9%
 4. Beazer Homes USA, Inc.                                                  1.8%
 5. Cooper Industries Ltd. Class A                                          1.8%
 6. PerkinElmer, Inc.                                                       1.7%
 7. Universal Corp.                                                         1.7%
 8. Allegheny Energy, Inc.                                                  1.6%
 9. Vishay Intertechnology, Inc.                                            1.6%
10. Office Depot, Inc.                                                      1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                               22%
Consumer Discretionary                    21
Financials                                17
Information Technology                     8
Utilities                                  7
Materials                                  7
Consumer Staples                           7
Other                                     11

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                           SHARES       VALUE
                                                           -------   -----------
DOMESTIC COMMON STOCKS--94.3%

ADVERTISING--1.2%
   Interpublic Group of Cos., Inc. (The) (b) ...........   147,300   $ 1,421,445
                                                                     -----------
AEROSPACE & DEFENSE--2.7%
   Goodrich Corp .......................................    43,300     1,779,630
   Moog, Inc. Class A (b) ..............................    51,900     1,472,922
                                                                     -----------
                                                                       3,252,552
                                                                     -----------
AGRICULTURAL PRODUCTS--0.8%
   Corn Products International, Inc. ...................    40,000       955,600
                                                                     -----------
AIRLINES--0.8%
   Alaska Air Group, Inc. (b) ..........................    26,000       928,720
                                                                     -----------
APPAREL RETAIL--1.3%
   Payless ShoeSource, Inc. (b) ........................    63,700     1,598,870
                                                                     -----------
APPAREL, ACCESSORIES & LUXURY GOODS--3.2%
   Jones Apparel Group, Inc. ...........................    50,900     1,563,648
   Liz Claiborne, Inc...................................    41,800     1,497,276
   VF Corp. ............................................    14,900       824,566
                                                                     -----------
                                                                       3,885,490
                                                                     -----------
AUTO PARTS & EQUIPMENT--4.1%
   ArvinMeritor, Inc....................................    40,600       584,234
   BorgWarner, Inc......................................    31,000     1,879,530
   Dana Corp. ..........................................    95,200       683,536
   TRW Automotive Holdings Corp. (b) ...................    70,800     1,865,580
                                                                     -----------
                                                                       5,012,880
                                                                     -----------
AUTOMOTIVE RETAIL--1.4%
   AutoNation, Inc. (b) ................................    78,900     1,714,497
                                                                     -----------
CATALOG RETAIL--0.5%
   Insight Enterprises, Inc. (b) .......................    30,100       590,261
                                                                     -----------

                                                            SHARES      VALUE
                                                           -------   -----------
COMMUNICATIONS EQUIPMENT--1.2%
   ADC Telecommunications, Inc. (b) ....................     4,757   $   106,271
   Andrew Corp. (b) ....................................   131,600     1,412,068
                                                                     -----------
                                                                       1,518,339
                                                                     -----------
CONSTRUCTION & ENGINEERING--3.1%
   Quanta Services, Inc. (b) ...........................   189,200     2,491,764
   URS Corp. (b) .......................................    35,500     1,335,155
                                                                     -----------
                                                                       3,826,919
                                                                     -----------
CONSTRUCTION MATERIALS--0.6%
   Texas Industries, Inc. ..............................    14,100       702,744
                                                                     -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.8%
   PACCAR, Inc. ........................................    23,100     1,599,213
   Terex Corp. (b) .....................................    31,600     1,877,040
                                                                     -----------
                                                                       3,476,253
                                                                     -----------
ELECTRIC UTILITIES--2.7%
   Allegheny Energy, Inc. (b) ..........................    62,000     1,962,300
   Northeast Utilities .................................    66,700     1,313,323
                                                                     -----------
                                                                       3,275,623
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.3%
   Cooper Industries Ltd. Class A ......................    30,000     2,190,000
   Genlyte Group, Inc. (The) (b) .......................    11,600       621,412
                                                                     -----------
                                                                       2,811,412
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
   AVX Corp ............................................    28,200       408,336
   Vishay Intertechnology, Inc. (b) ....................   141,878     1,952,241
                                                                     -----------
                                                                       2,360,577
                                                                     -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                           SHARES       VALUE
                                                           -------   -----------

ELECTRONIC MANUFACTURING SERVICES--1.0%
   Sanmina-SCI Corp. (b) ...............................   167,000   $   711,420
   Solectron Corp. (b) .................................   154,400       565,104
                                                                     -----------
                                                                       1,276,524
                                                                     -----------
FOOD DISTRIBUTORS--1.3%
   Performance Food Group Co. (b) ......................    57,800     1,639,786
                                                                     -----------
FOOD RETAIL--0.3%
   SUPERVALU, Inc. .....................................    10,000       324,800
                                                                     -----------
HEALTH CARE DISTRIBUTORS--1.6%
   Owens & Minor, Inc. .................................    69,100     1,902,323
                                                                     -----------
HEALTH CARE EQUIPMENT--1.7%
   PerkinElmer, Inc. ...................................    88,700     2,089,772
                                                                     -----------
HOMEBUILDING--1.8%
   Beazer Homes USA, Inc. ..............................    30,300     2,207,052
                                                                     -----------
HYPERMARKETS & SUPER CENTERS--1.1%
   BJ's Wholesale Club, Inc. (b) .......................    43,400     1,282,904
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.4%
   Constellation Energy Group, Inc. ....................    30,000     1,728,000
                                                                     -----------
INDUSTRIAL MACHINERY--2.6%
   Harsco Corp. ........................................    15,300     1,032,903
   Mueller Industries, Inc. ............................    12,500       342,750
   SPX Corp. ...........................................    38,800     1,775,876
                                                                     -----------
                                                                       3,151,529
                                                                     -----------
INTEGRATED OIL & GAS--1.5%
   Amerada Hess Corp. ..................................    14,800     1,876,936
                                                                     -----------
INVESTMENT BANKING & BROKERAGE--2.0%
   Edwards (A.G.), Inc. ................................    51,300     2,403,918
                                                                     -----------
LEISURE FACILITIES--1.2%
   Vail Resorts, Inc. (b) ..............................    45,700     1,509,471
                                                                     -----------
LIFE & HEALTH INSURANCE--1.5%
   StanCorp Financial Group, Inc. ......................    36,200     1,808,190
                                                                     -----------
METAL & GLASS CONTAINERS--2.8%
   Ball Corp. ..........................................    20,600       818,232
   Owens-Illinois, Inc. (b) ............................    56,000     1,178,240
   Silgan Holdings, Inc. ...............................    38,400     1,387,008
                                                                     -----------
                                                                       3,383,480
                                                                     -----------
MULTI-UTILITIES--3.3%
   PNM Resources, Inc. .................................    47,850     1,171,847
   Puget Energy, Inc. ..................................    54,200     1,106,764
   Wisconsin Energy Corp. ..............................    29,800     1,163,988
   WPS Resources Corp. .................................    10,500       580,755
                                                                     -----------
                                                                       4,023,354
                                                                     -----------
OFFICE SERVICES & SUPPLIES--1.8%
   IKON Office Solutions, Inc. .........................   125,300     1,304,373
   United Stationers, Inc. (b) .........................    19,100       926,350
                                                                     -----------
                                                                       2,230,723
                                                                     -----------
OIL & GAS DRILLING--1.6%
   Rowan Cos., Inc. ....................................    38,000     1,354,320
   TODCO Class A .......................................    16,200       616,572
                                                                     -----------
                                                                       1,970,892
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES--1.6%
   SEACOR Holdings, Inc. (b) ...........................    27,800     1,893,180
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
   Pogo Producing Co. ..................................    31,900     1,588,939
                                                                     -----------

                                                           SHARES       VALUE
                                                           -------   -----------

PACKAGED FOODS & MEATS--1.5%
   Del Monte Foods Co. (b) .............................   172,000   $ 1,793,960
                                                                     -----------
PROPERTY & CASUALTY INSURANCE--1.4%
   Old Republic International Corp. ....................    62,800     1,649,128
                                                                     -----------
PUBLISHING & PRINTING--1.0%
   Reader's Digest Association, Inc. (The) . ...........    78,800     1,199,336
                                                                     -----------
REGIONAL BANKS--3.8%
   Central Pacific Financial Corp. .....................    36,000     1,293,120
   Popular, Inc. .......................................    31,154       658,907
   TD Banknorth, Inc. ..................................     7,350       213,518
   UnionBanCal Corp. ...................................    23,500     1,614,920
   Whitney Holding Corp. ...............................    31,500       868,140
                                                                     -----------
                                                                       4,648,605
                                                                     -----------
REITS--1.3%
   Digital Realty Trust, Inc. ..........................    27,200       615,536
   FelCor Lodging Trust, Inc. ..........................    59,700     1,027,437
                                                                     -----------
                                                                       1,642,973
                                                                     -----------
RESTAURANTS--1.8%
   Jack in the Box, Inc. (b) ...........................    45,400     1,585,822
   Papa John's International, Inc. (b) .................    11,000       652,410
                                                                     -----------
                                                                       2,238,232
                                                                     -----------
SPECIALTY CHEMICALS--1.9%
   Albemarle Corp. .....................................    14,300       548,405
   Chemtura Corp. ......................................    60,400       767,080
   Cytec Industries, Inc. ..............................    20,700       985,941
                                                                     -----------
                                                                       2,301,426
                                                                     -----------
SPECIALTY STORES--2.9%
   Borders Group, Inc. .................................    74,500     1,614,415
   Office Depot, Inc. (b) ..............................    61,300     1,924,820
                                                                     -----------
                                                                       3,539,235
                                                                     -----------
STEEL--1.5%
   Chaparral Steel Co. (b) .............................    14,100       426,525
   Reliance Steel & Aluminum Co. .......................    22,600     1,381,312
                                                                     -----------
                                                                       1,807,837
                                                                     -----------
TECHNOLOGY DISTRIBUTORS--2.1%
   Arrow Electronics, Inc.(b) ..........................    40,500     1,297,215
   Avnet, Inc. (b) .....................................    22,800       545,832
   Tech Data Corp.(b) ..................................    18,000       714,240
                                                                     -----------
                                                                       2,557,287
                                                                     -----------
THRIFTS & MORTGAGE FINANCE--5.3%
   Astoria Financial Corp. .............................    51,750     1,521,450
   MAF Bancorp, Inc. ...................................    44,000     1,820,720
   Radian Group, Inc. ..................................    40,100     2,349,459
   Washington Federal, Inc. ............................    31,806       731,220
                                                                     -----------
                                                                       6,422,849
                                                                     -----------
TOBACCO--1.7%
   Universal Corp. .....................................    46,500     2,016,240
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS--2.9%
   GATX Corp. ..........................................    49,100     1,771,528
   Hughes Supply, Inc. .................................    50,600     1,814,010
                                                                     -----------
                                                                       3,585,538
                                                                     -----------
TRUCKING--2.7%
   CNF, Inc. ...........................................    28,400     1,587,277
   Laidlaw International, Inc. .........................    72,610     1,686,730
                                                                     -----------
                                                                       3,274,007
                                                                     -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                      SHARES        VALUE
                                                     ---------   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Centennial Communications Corp. (b) ...........      38,914   $    603,945
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $94,809,902) .................                114,904,553
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.7%

ELECTRONIC MANUFACTURING SERVICES--1.4%
   Celestica, Inc. (Canada) (b) ..................     158,605      1,674,869
                                                                 ------------
REINSURANCE--1.3%
   PartnerRe Ltd. (Bermuda) ......................       6,700        439,989
   Platinum Underwriters Holdings Ltd.
     (United States) .............................      20,000        621,400
   RenaissanceRe Holdings Ltd. (United States) ...      13,500        595,485
                                                                 ------------
                                                                    1,656,874
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,205,178) ..................                  3,331,743
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.0%
   (Identified cost $98,015,080) .................                118,236,296
                                                                 ------------
SHORT-TERM INVESTMENTS--2.4%

MONEY MARKET MUTUAL FUNDS--2.4%
   SSgA Money Market Fund (3.94% seven day
      effective yield) ...........................   2,870,985      2,870,985
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,870,985) ..................                  2,870,985
                                                                 ------------
TOTAL INVESTMENTS--99.4%
   (Identified cost $100,886,065) ................                121,107,281(a)
   Other assets and liabilities, net--0.6% .......                    748,076
                                                                 ------------
NET ASSETS--100.0% ...............................               $121,855,357
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,017,050 and gross depreciation of $3,792,279 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $100,882,510.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $100,886,065) . $ 121,107,281 Receivables
   Investment securities sold .................................         881,917
   Dividends and interest .....................................         188,699
   Fund shares sold ...........................................          83,806
Prepaid expenses ..............................................           6,861
                                                                  -------------
      Total assets ............................................     122,268,564
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         169,997
   Fund shares repurchased ....................................          79,850
   Investment advisory fee ....................................          95,124
   Professional fee ...........................................          27,894
   Financial agent fee ........................................           8,311
   Administration fee .........................................           7,639
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          23,158
                                                                  -------------
      Total liabilities .......................................         413,207
                                                                  -------------
NET ASSETS ....................................................   $ 121,855,357
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  97,401,873
   Undistributed net investment income ........................          83,631
   Accumulated net realized gain ..............................       4,148,637
   Net unrealized appreciation ................................      20,221,216
                                                                  -------------
NET ASSETS ....................................................   $ 121,855,357
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       8,694,865
                                                                  =============
Net asset value and offering price per share ..................   $       14.01
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   1,487,036
   Interest ...................................................         101,851
   Foreign taxes withheld .....................................          (1,920)
                                                                  -------------
      Total investment income .................................       1,586,967
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       1,214,233
   Financial agent fee ........................................          97,291
   Administration fee .........................................          84,418
   Printing ...................................................          49,780
   Professional ...............................................          33,587
   Custodian ..................................................          20,879
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          26,403
                                                                  -------------
      Total expenses ..........................................       1,538,420
   Less expenses reimbursed by investment advisor .............         (34,674)
   Custodian fees paid indirectly .............................            (409)
                                                                  -------------
      Net expenses ............................................       1,503,337
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................          83,630
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      12,728,616
   Net change in unrealized appreciation (depreciation) on
      investments .............................................      (4,219,233)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       8,509,383
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $   8,593,013
                                                                  =============

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                       DECEMBER 31,    DECEMBER 31,
                                                                                           2005           2004
                                                                                      -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...................................................   $      83,630   $     242,805
   Net realized gain (loss) .......................................................      12,728,616       7,100,179
   Net change in unrealized appreciation (depreciation) ...........................      (4,219,233)     11,679,673
                                                                                      -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................       8,593,013      19,022,657
                                                                                      -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................        (129,834)       (174,367)
   Net realized short-term gains ..................................................      (1,366,716)     (1,048,818)
   Net realized long-term gains ...................................................      (7,378,096)     (6,904,077)
                                                                                      -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................      (8,874,646)     (8,127,262)
                                                                                      -------------   -------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (680,996 and 1,604,398 shares, respectively)* ....       9,775,721      21,233,797*
   Net asset value of shares issued from reinvestment of distributions
     (629,282 and 584,956 shares, respectively) ...................................       8,874,646       8,127,262
   Cost of shares repurchased (887,940 and 764,378 shares, respectively)* .........     (12,527,064)    (10,110,805)*
                                                                                      -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................       6,123,303      19,250,254
                                                                                      -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................       5,841,670      30,145,649
NET ASSETS
   Beginning of period ............................................................     116,013,687      85,868,038
                                                                                      -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $83,631 AND
      $129,835, RESPECTIVELY] .....................................................   $ 121,855,357   $ 116,013,687
                                                                                      =============   =============

*See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
                                                             2005          2004       2003       2002        2001
                                                           --------      --------   --------   --------    --------
Net asset value, beginning of period ...................   $  14.02      $  12.54   $   9.20   $  10.97    $   9.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........................       0.01(1)       0.02       0.03       0.10        0.13
   Net realized and unrealized gain (loss) .............       1.08          2.51       3.72      (1.02)       1.95
                                                           --------      --------   --------   --------    --------
      TOTAL FROM INVESTMENT OPERATIONS .................       1.09          2.53       3.75      (0.92)       2.08
                                                           --------      --------   --------   --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income ...................      (0.02)        (0.02)     (0.02)     (0.10)      (0.13)
Distributions from net realized gains ..................      (1.08)        (1.03)     (0.39)     (0.75)      (0.05)
                                                           --------      --------   --------   --------    --------
      TOTAL DISTRIBUTIONS ..............................      (1.10)        (1.05)     (0.41)     (0.85)      (0.18)
                                                           --------      --------   --------   --------    --------
CHANGE IN NET ASSET VALUE ..............................      (0.01)         1.48       3.34      (1.77)       1.90
                                                           --------      --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD .........................   $  14.01      $  14.02   $  12.54   $   9.20    $  10.97
                                                           ========      ========   ========   ========    ========
Total return ...........................................       7.73%        20.41%     40.97%     (8.55)%     22.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...............   $121,855      $116,014   $ 85,868   $ 61,289    $ 48,556
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ..............................       1.30%         1.30%      1.30%      1.28%       1.20%
   Gross operating expenses ............................       1.33%         1.34%      1.37%      1.40%       1.54%
   Net investment income (loss) ........................       0.07%         0.25%      0.46%      1.12%       1.72%
Portfolio turnover .....................................         37%           36%        29%        44%         28%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID CAP VALUE EQUITIES

Q: HOW DID THE PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 7.46%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Value Index, the series style-specific benchmark, returned 4.71%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equities edged modestly higher in 2005. Energy stocks dominated returns, but most sectors showed modest gains, supported by the widespread strength in corporate profitability. The worst performers were troubled companies in auto parts and related industries.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio outperformed its benchmark. Contributing to performance was strong stock selection within the consumer discretionary sector, with several holdings seeing improved revenue growth, dramatic operating improvements and robust stock price appreciation. Also contributing to performance was the portfolio's overweight position in materials and processing as commodity price inflation benefited several names held. Finally, our underweight position in financial services was also a contributor last year. Rising short-term interest rates and the flattening yield curve depressed expectations for many financials and the sector underperformed for the year.

      Performance headwinds were concentrated in the portfolio's overweight position in autos & transportation stocks. Auto parts stocks declined in 2005 as investors became increasingly concerned about production volumes from North American producers. We continue to believe that the Portfolio's holdings in this sector focus on the higher value added segments of the parts industry, are more diversified away from the "Big 3" North American producers and are attractively valued.

      Among individual names for the year, the top contributors were Payless ShoeSource, RTI International, Pacificare Health Systems, Neiman-Marcus and Commercial Metals. The more significant detractors included Dana, C&D Technologies, Pinnacle Airlines, Andrew and Wolverine Tube.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                     11/20/00 TO
                                                  1 YEAR   5 YEARS     12/31/05
--------------------------------------------------------------------------------
Small-Cap Value Series                             7.46%    14.96%      16.02%
--------------------------------------------------------------------------------
S&P 500(R) Index                                   4.93%     0.55%       0.23%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index                        4.71%    13.55%      15.25%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                        Small-Cap         Russell 2000(R)       S&P 500(R)
                       Value Series        Value Index            Index
                       ------------       ---------------       ----------
11/20/2000               $10,000              $10,000            $10,000
12/29/2000                10,644               10,945              9,844
12/31/2001                12,321               12,479              8,675
12/31/2002                11,269               11,054              6,758
12/31/2003                16,212               16,141              8,699
12/31/2004                19,888               19,732              9,643
12/31/2005                21,371               20,661             10,119

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Small-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                            BEGINNING           ENDING        EXPENSES PAID
   SANFORD BERNSTEIN      ACCOUNT VALUE     ACCOUNT VALUE         DURING
 SMALL-CAP VALUE SERIES   JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-----------------------   -------------   -----------------   -------------
Actual                     $  1,000.00       $  1,055.40         $  6.73

Hypothetical (5% return
   before expenses)           1,000.00          1,018.57            6.64

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 7.46%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,074.60.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. RTI International Metals, Inc.                                          2.2%
 2. Edwards (A.G.), Inc.                                                    1.9%
 3. Plains Exploration & Production Co.                                     1.9%
 4. Dollar Thrifty Automotive Group, Inc.                                   1.8%
 5. Quanta Services, Inc.                                                   1.7%
 6. Granite Construction, Inc.                                              1.6%
 7. StanCorp Financial Group, Inc.                                          1.6%
 8. Oil States International, Inc.                                          1.6%
 9. Phillips-Van Heusen Corp.                                               1.5%
10. PerkinElmer, Inc.                                                       1.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

Industrials                               24%
Consumer Discretionary                    18
Financials                                17
Materials                                 11
Information Technology                     9
Energy                                     5
Consumer Staples                           5
Other                                     11

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   ---------    -------------
DOMESTIC COMMON STOCKS--94.9%

AEROSPACE & DEFENSE--2.4%
   Curtiss-Wright Corp. .........................      8,700    $     475,020
   Esterline Technologies Corp. (b) .............     12,600          468,594
   Moog, Inc. Class A (b) .......................     28,925          820,891
                                                                -------------
                                                                    1,764,505
                                                                -------------
AIRLINES--1.4%
   Alaska Air Group, Inc. (b) ...................     28,000        1,000,160
                                                                -------------
APPAREL RETAIL--2.4%
   Payless ShoeSource, Inc. (b) .................     38,100          956,310
   Too, Inc. (b) ................................     26,900          758,849
                                                                -------------
                                                                    1,715,159
                                                                -------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.5%
   Phillips-Van Heusen Corp. ....................     33,950        1,099,980
                                                                -------------
AUTO PARTS & EQUIPMENT--3.2%
   ArvinMeritor, Inc. ...........................     10,600          152,534
   BorgWarner, Inc. .............................     13,800          836,694
   Dana Corp. ...................................     50,600          363,308
   TRW Automotive Holdings Corp. (b) ............     36,600          964,410
                                                                -------------
                                                                    2,316,946
                                                                -------------
AUTOMOTIVE RETAIL--1.0%
   Sonic Automotive, Inc. .......................     32,050          714,074
                                                                -------------
CASINOS & GAMING--1.0%
   Aztar Corp. (b) ..............................     24,400          741,516
                                                                -------------
CATALOG RETAIL--0.5%
   Insight Enterprises, Inc. (b) ................     18,100          354,941
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
COMMUNICATIONS EQUIPMENT--2.7%
   ADC Telecommunications, Inc. (b) .............     22,385    $     500,081
   Andrew Corp. (b) .............................     79,300          850,889
   Black Box Corp. ..............................     12,800          606,464
                                                                -------------
                                                                    1,957,434
                                                                -------------
CONSTRUCTION & ENGINEERING--4.4%
   Granite Construction, Inc. ...................     32,700        1,174,257
   Quanta Services, Inc. (b) ....................     91,000        1,198,470
   URS Corp. (b) ................................     21,100          793,571
                                                                -------------
                                                                    3,166,298
                                                                -------------
CONSTRUCTION MATERIALS--0.6%
   Texas Industries, Inc. .......................      8,500          423,640
                                                                -------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.7%
   Accuride Corp. (b) ...........................     48,375          624,037
   Cascade Corp. ................................      1,025           48,083
   Commercial Vehicle Group, Inc. (b) ...........     17,500          328,650
   Terex Corp. (b) ..............................     15,500          920,700
                                                                -------------
                                                                    1,921,470
                                                                -------------
DIVERSIFIED METALS & MINING--2.2%
   RTI International Metals, Inc. (b) ...........     42,700        1,620,465
                                                                -------------
ELECTRIC UTILITIES--1.2%
   Northeast Utilities ..........................     43,850          863,407
                                                                -------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.8%
   C&D Technologies, Inc. .......................     77,000          586,740
   Genlyte Group, Inc. (The) (b) ................     13,800          739,266
                                                                -------------
                                                                    1,326,006
                                                                -------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                     SHARES         VALUE
                                                   ---------    -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.7%
   AVX Corp. ....................................     16,190    $     234,431
   Vishay Intertechnology, Inc. (b) .............     70,645          972,075
                                                                -------------
                                                                    1,206,506
                                                                -------------
ELECTRONIC MANUFACTURING SERVICES--1.7%
   CTS Corp. ....................................     76,100          841,666
   Sanmina-SCI Corp. (b) ........................     85,500          364,230
                                                                -------------
                                                                    1,205,896
                                                                -------------
FOOD DISTRIBUTORS--1.2%
   Performance Food Group Co. (b) ...............     30,200          856,774
                                                                -------------
HEALTH CARE DISTRIBUTORS--1.0%
   Owens & Minor, Inc. ..........................     26,400          726,792
                                                                -------------
HEALTH CARE EQUIPMENT--2.4%
   CONMED Corp. (b) .............................     30,000          709,800
   PerkinElmer, Inc. ............................     44,000        1,036,640
                                                                -------------
                                                                    1,746,440
                                                                -------------
HEALTH CARE FACILITIES--0.7%
   Universal Health Services, Inc. Class B ......     10,900          509,466
                                                                -------------
HOMEBUILDING--0.6%
   Beazer Homes USA, Inc. .......................      6,300          458,892
                                                                -------------
HYPERMARKETS & SUPER CENTERS--1.1%
   BJ's Wholesale Club, Inc. (b) ................     26,000          768,560
                                                                -------------
INDUSTRIAL MACHINERY--0.7%
   Gardner Denver, Inc. (b) .....................      8,000          394,400
   Wolverine Tube, Inc. (b) .....................     28,800          145,728
                                                                -------------
                                                                      540,128
                                                                -------------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
   General Communication, Inc. Class A (b) ......     70,500          728,265
                                                                -------------
INVESTMENT BANKING & BROKERAGE--1.9%
   Edwards (A.G.), Inc. .........................     29,000        1,358,940
                                                                -------------
LEISURE FACILITIES--1.2%
   Vail Resorts, Inc. (b) .......................     27,100          895,113
                                                                -------------
LEISURE PRODUCTS--1.0%
   Callaway Golf Co. ............................     52,000          719,680
                                                                -------------
LIFE & HEALTH INSURANCE--1.6%
   StanCorp Financial Group, Inc. ...............     23,400        1,168,830
                                                                -------------
MARINE--0.7%
   Alexander & Baldwin, Inc. ....................      9,000          488,160
                                                                -------------
METAL & GLASS CONTAINERS--1.3%
   Silgan Holdings, Inc. ........................     26,400          953,568
                                                                -------------
MULTI-LINE INSURANCE--0.4%
   American National Insurance Co. ..............      2,700          315,873
                                                                -------------
MULTI-UTILITIES--1.9%
   PNM Resources, Inc. ..........................     27,500          673,475
   Puget Energy, Inc. ...........................     33,900          692,238
                                                                -------------
                                                                    1,365,713
                                                                -------------
OFFICE SERVICES & SUPPLIES--1.9%
   IKON Office Solutions, Inc. ..................     75,200          782,832
   United Stationers, Inc. (b) ..................     11,800          572,300
                                                                -------------
                                                                    1,355,132
                                                                -------------
OIL & GAS DRILLING--0.5%
   TODCO Class A ................................     10,000          380,600
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
OIL & GAS EQUIPMENT & SERVICES--3.0%
   Offshore Logistics, Inc. (b) .................     11,700    $     341,640
   Oil States International, Inc. (b) ...........     36,200        1,146,816
   SEACOR Holdings, Inc. (b) ....................     10,200          694,620
                                                                -------------
                                                                    2,183,076
                                                                -------------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
   Plains Exploration & Production Co. (b) ......     33,900        1,346,847
                                                                -------------
PACKAGED FOODS & MEATS--1.8%
   Del Monte Foods Co. (b) ......................     86,100          898,023
   J & J Snack Foods Corp. ......................      7,000          415,870
                                                                -------------
                                                                    1,313,893
                                                                -------------
PAPER PACKAGING--0.6%
   Rock-Tenn Co. Class A ........................     33,000          450,450
                                                                -------------
PAPER PRODUCTS--0.9%
   Schweitzer-Mauduit International, Inc. .......     27,525          682,070
                                                                -------------
PROPERTY & CASUALTY INSURANCE--1.7%
   American Physicians Capital, Inc. (b) ........     18,000          824,220
   Harleysville Group, Inc. .....................     15,400          408,100
                                                                -------------
                                                                    1,232,320
                                                                -------------
PUBLISHING & PRINTING--1.0%
   Reader's Digest Association, Inc. (The) ......     47,100          716,862
                                                                -------------
REGIONAL BANKS--4.9%
   AmericanWest Bancorp (b) .....................     28,500          673,455
   Central Pacific Financial Corp. ..............     22,900          822,568
   Community Bank System, Inc. ..................     17,600          396,880
   F.N.B. Corp. .................................     42,000          729,120
   First Indiana Corp. ..........................     27,000          928,260
                                                                -------------
                                                                    3,550,283
                                                                -------------
REITS--1.3%
   Digital Realty Trust, Inc. ...................     16,000          362,080
   FelCor Lodging Trust, Inc. ...................     33,300          573,093
                                                                -------------
                                                                      935,173
                                                                -------------
RESTAURANTS--1.9%
   Jack in the Box, Inc. (b) ....................     27,300          953,589
   Papa John's International, Inc. (b) ..........      6,600          391,446
                                                                -------------
                                                                    1,345,035
                                                                -------------
SEMICONDUCTOR EQUIPMENT--0.4%
   Photronics, Inc. (b) .........................     18,000          271,080
                                                                -------------
SPECIALIZED CONSUMER SERVICES--1.1%
   Steiner Leisure Ltd. (b) .....................     23,200          824,992
                                                                -------------
SPECIALTY CHEMICALS--1.4%
   Albemarle Corp. ..............................      8,000          306,800
   Chemtura Corp. ...............................     28,000          355,600
   Cytec Industries, Inc. .......................      8,000          381,040
                                                                -------------
                                                                    1,043,440
                                                                -------------
SPECIALTY STORES--1.3%
   Borders Group, Inc. ..........................     42,000          910,140
                                                                -------------
STEEL--3.8%
   Chaparral Steel Co. (b) ......................      8,500          257,125
   Commercial Metals Co. ........................     26,300          987,302
   Quanex Corp. .................................     11,250          562,162
   Reliance Steel & Aluminum Co. ................     14,900          910,688
                                                                -------------
                                                                    2,717,277
                                                                -------------

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                     SHARES         VALUE
                                                   ---------    -------------
TECHNOLOGY DISTRIBUTORS--1.7%
   Avnet, Inc. (b) ..............................      7,800    $     186,732
   Bell Microproducts, Inc. (b) .................     95,518          730,713
   Global Imaging Systems, Inc. (b) .............      9,200          318,596
                                                                -------------
                                                                    1,236,041
                                                                -------------
THRIFTS & MORTGAGE FINANCE--3.4%
   Astoria Financial Corp. ......................     33,750          992,250
   MAF Bancorp, Inc. ............................     20,900          864,842
   Washington Federal, Inc. .....................     27,604          634,616
                                                                -------------
                                                                    2,491,708
                                                                -------------
TOBACCO--1.0%
   Universal Corp. ..............................     16,600          719,776
                                                                -------------
TRADING COMPANIES & DISTRIBUTORS--2.5%
   GATX Corp. ...................................     27,800        1,003,024
   Hughes Supply, Inc. ..........................     23,000          824,550
                                                                -------------
                                                                    1,827,574
                                                                -------------
TRUCKING--5.4%
   Arkansas Best Corp. ..........................     15,000          655,200
   CNF, Inc. ....................................     17,900        1,000,431
   Dollar Thrifty Automotive Group, Inc. (b) ....     37,000        1,334,590
   Laidlaw International, Inc. ..................     41,000          952,430
                                                                -------------
                                                                    3,942,651
                                                                -------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   Centennial Communications Corp. (b) ..........     17,677          274,347
                                                                -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $55,501,803) ................                  68,750,364
                                                                -------------
FOREIGN COMMON STOCKS (c)--2.8%

ELECTRONIC MANUFACTURING SERVICES--1.2%
   Celestica, Inc. (Canada) (b) .................     81,860          864,442
                                                                -------------
PROPERTY & CASUALTY INSURANCE--0.1%
   Aspen Insurance Holdings Ltd. (United
     States) ....................................      2,700           63,909
                                                                -------------
REINSURANCE--1.5%
   PartnerRe Ltd. (Bermuda) .....................      2,900          190,443
   Platinum Underwriters Holdings Ltd. (United
     States) ....................................     28,300          879,281
                                                                -------------
                                                                    1,069,724
                                                                -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,929,383) .................                   1,998,075
                                                                -------------
TOTAL LONG TERM INVESTMENTS--97.7%
   (Identified cost $57,431,186) ................                  70,748,439
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
SHORT-TERM INVESTMENTS--1.8%
MONEY MARKET MUTUAL FUNDS--1.8%
   SSgA Money Market Fund (3.94% seven day
     effective yield) ...........................  1,312,187    $   1,312,187
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,312,187) .................                   1,312,187
                                                                -------------
TOTAL INVESTMENTS--99.5%
   (Identified cost $58,743,373) ................                  72,060,626(a)
   Other assets and liabilities, net--0.5% ......                     361,611
                                                                -------------
NET ASSETS--100.0%                                              $  72,422,237
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,879,089 and gross depreciation of $2,574,690 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $58,756,227.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $58,743,373) .. $ 72,060,626 Receivables
   Investment securities sold .................................         506,934
   Dividends and interest .....................................          59,004
   Fund shares sold ...........................................          50,224
Prepaid expenses ..............................................           3,945
                                                                  -------------
     Total assets .............................................      72,680,733
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         124,164
   Fund shares repurchased ....................................          21,083
   Investment advisory fee ....................................          55,169
   Professional fee ...........................................          27,894
   Financial agent fee ........................................           6,121
   Administration fee .........................................           4,563
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          18,268
                                                                  -------------
     Total liabilities ........................................         258,496
                                                                  -------------
NET ASSETS ....................................................   $  72,422,237
                                                                  =============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  56,888,827
   Accumulated net realized gain ..............................       2,216,157
   Net unrealized appreciation ................................      13,317,253
                                                                  -------------
NET ASSETS ....................................................   $  72,422,237
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       4,255,184
                                                                  =============
Net asset value and offering price per share ..................   $       17.02
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     694,501
   Interest ...................................................          63,673
                                                                  -------------
     Total investment income ..................................         758,174
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         716,035
   Financial agent fee ........................................          71,427
   Administration fee .........................................          49,781
   Printing ...................................................          36,934
   Professional ...............................................          33,587
   Custodian ..................................................          15,822
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          20,215
                                                                  -------------
     Total expenses ...........................................         955,630
   Less expenses reimbursed by investment advisor .............         (68,965)
   Custodian fees paid indirectly .............................            (144)
                                                                  -------------
     Net expenses .............................................         886,521
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (128,347)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........
   Net realized gain (loss) on investments ....................       6,002,143
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................      (1,309,214)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       4,692,929
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $   4,564,582
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED      YEAR ENDED
                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                      2005            2004
                                                                                 -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ..............................................   $    (128,347)  $    (121,892)
   Net realized gain (loss) ..................................................       6,002,143       5,484,051
   Net change in unrealized appreciation (depreciation) ......................      (1,309,214)      6,886,490
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............       4,564,582      12,248,649
                                                                                 -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains .............................................        (633,711)     (1,595,186)
   Net realized long-term gains ..............................................      (3,273,992)     (3,840,864)
                                                                                 -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................      (3,907,703)     (5,436,050)
                                                                                 -------------   -------------
FROM SHARE TRANSACTIONS
Proceeds from sales of shares (693,563 and 1,163,144 shares, respectively)* ..      12,090,165      18,149,488*
   Net asset value of shares issued from reinvestment of distributions
     (227,677 and 326,062 shares, respectively) ..............................       3,907,703       5,436,050
   Cost of shares repurchased (716,388 and 724,434 shares, respectively)* ....     (12,017,455)    (11,369,510)*
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................       3,980,413      12,216,028
                                                                                 -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................       4,637,292      19,028,627
NET ASSETS
   Beginning of period .......................................................      67,784,945      48,756,318
                                                                                 -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
     AND $0, RESPECTIVELY] ...................................................   $  72,422,237   $  67,784,945
                                                                                 =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                       2005         2004         2003        2002       2001
                                                     --------     --------     --------    --------   --------
Net asset value, beginning of period .............   $  16.74     $  14.84     $  10.50    $  12.08   $  10.62
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..................      (0.03)(1)    (0.03)(1)     0.02(1)     0.06       0.07
   Net realized and unrealized gain (loss) .......       1.28         3.39         4.57       (1.09)      1.59
                                                     --------     --------     --------    --------   --------
     TOTAL FROM INVESTMENT OPERATIONS ............       1.25         3.36         4.59       (1.03)      1.66
                                                     --------     --------     --------    --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income ..........         --          --            --       (0.06)     (0.07)
   Distributions from net realized gains .........      (0.97)       (1.46)       (0.25)      (0.49)     (0.13)
                                                     --------     --------     --------    --------   --------
     TOTAL DISTRIBUTIONS .........................      (0.97)       (1.46)       (0.25)      (0.55)     (0.20)
                                                     --------     --------     --------    --------   --------
CHANGE IN NET ASSET VALUE ........................       0.28         1.90         4.34       (1.58)      1.46
                                                     --------     --------     --------    --------   --------
NET ASSET VALUE, END OF PERIOD ...................   $  17.02     $  16.74     $  14.84    $  10.50   $  12.08
                                                     ========     ========     ========    ========   ========
Total return .....................................       7.46%       22.67%       43.86%      (8.54)%    15.76%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .........   $ 72,422     $ 67,785     $ 48,756    $ 32,968   $ 17,232
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ........................       1.30%        1.30%        1.30%       1.29%      1.20%
   Gross operating expenses ......................       1.40%        1.43%        1.52%       1.64%      2.33%
   Net investment income (loss) ..................      (0.19)%      (0.22)%       0.14%       0.86%      1.12%
Portfolio turnover ...............................         32%          44%          36%         40%        18%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1--ORGANIZATION

      The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series which are available only to the sub accounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

      The Fund is comprised of 22 series (each a "series") each having a distinct investment objective as outlined below:

FUND NAME                                             INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                         Capital appreciation.
("Mid-Cap Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Theme Series                        Long-term capital appreciation.
("Strategic Theme")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 High total return consistent with reasonable risk.
("Aberdeen International")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                             Long-term growth of capital.
("AIM Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                 Long-term capital growth.
("Alger Small-Cap Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series      High total return.
("Alliance/Bernstein Enhanced Index")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   Capital appreciation and income with approximately equal emphasis.
("Duff & Phelps Real Estate Securities")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                Intermediate and long-term capital appreciation, with income as a
("Engemann Capital Growth")                           secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series             Dividend growth, current income and capital appreciation.
("Engemann Growth and Income")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series              Long-term growth of capital.
("Engemann Small-Cap Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series          High total return over an extended period of time consistent with
("Engemann Strategic Allocation")                     prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                  Long-term capital appreciation, with current income as a secondary
("Engemann Value Equity")                             consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   As high a level of current income as is consistent with the
("Goodwin Money Market")                              preservation of capital and maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      Long-term total return.
("Goodwin Multi-Sector Fixed Income")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series   To provide high current income while attempting to limit changes in
("Goodwin Multi-Sector Short Term Bond")              the series' net asset value per share caused by interest rate changes.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                 Long-term capital appreciation, with dividend income as a secondary
("Kayne Rising Dividends")                            consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series          Long-term capital appreciation, with dividend income as a secondary
("Kayne Small-Cap Quality Value")                     consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series     Long-term capital appreciation.
("Lazard International Equity Select")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                        To track the total return of the Dow Jones Industrial Average(SM)
("Northern Dow 30")                                   before series' expenses.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series           To track the total return of the NASDAQ-100 Index(R) before series'
("Northern Nasdaq-100 Index(R)")                      expenses.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        Long-term capital appreciation, with current income as a secondary
("Sanford Bernstein Mid-Cap Value")                   consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      Long-term capital appreciation by investing primarily in small-
("Sanford Bernstein Small-Cap Value")                 capitalization stocks that appear to be undervalued, with current income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Prior year subscriptions and redemptions have been reclassified to conform with the current period presentation to present such activity on a shareholder basis.

A. SECURITY VALUATION

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2005, the total value of these securities represented the following approximate percentage of net assets:

        SERIES                                          PERCENTAGE OF NET ASSETS
        ------                                          ------------------------
        Goodwin Multi-Sector Short Term Bond ........             5.2%

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

      Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions are recorded by each series on the ex-dividend date. For the Money Market Series, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES

      Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

F. FOREIGN CURRENCY TRANSLATION

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. FORWARD CURRENCY CONTRACTS

      Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2005, the series did not have open forward currency contracts.

I. FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At December 31, 2005, the following series had entered into futures contracts as follows:

                                                                           VALUE OF
                                                                 NUMBER   CONTRACTS    MARKET     UNREALIZED
                                                   EXPIRATION      OF        WHEN     VALUE OF   APPRECIATION
                                                      DATE     CONTRACTS    OPENED   CONTRACTS  (DEPRECIATION)
                                                   ----------  ---------  ---------  ---------  --------------
Northern Dow 30
   Dow Jones Industrial Average Index ..........    March '06       3     $ 325,530  $ 322,320  $       (3,210)
Northern Nasdaq-100 Index(R)
   Nasdaq-100 Index ............................    March '06      10       340,800    331,800          (9,000)

J. REIT INVESTMENTS

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

K. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

L. REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

M. SECURITIES LENDING

      Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the series receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the series net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

N. LOAN AGREEMENTS

      Certain series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

      A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

O. OPTIONS

      Certain series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

      The series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

      Certain series' may purchase options which are included in the series' Schedules of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2005, the Fund did not have any options outstanding.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The advisors to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), Duff & Phelps Investment Management Co. ("DPIM"), and Engemann Asset Management ("EAM"). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

SERIES                                        ADVISOR   $250 MILLION   $250 MILLION   $500 MILLION
------                                        -------  --------------  -------------  --------------
Mid-Cap Growth ............................     PVA          0.80%          0.80%          0.80%
Strategic Theme ...........................     PVA          0.75           0.70           0.65
Aberdeen International ....................     PIC          0.75           0.70           0.65
AIM Growth ................................     PVA          0.75           0.75           0.75
Alger Small-Cap Growth ....................     PVA          0.85           0.85           0.85
Alliance/Bernstein Enhanced Index .........     PVA          0.45           0.45           0.45
Engemann Capital Growth ...................     PIC          0.70           0.65           0.60
Engemann Growth and Income ................     EAM          0.70           0.65           0.60
Engemann Small-Cap Growth .................     PIC          0.90           0.90           0.90
Engemann Strategic Allocation .............     PIC          0.60           0.55           0.50
Engemann Value Equity .....................     EAM          0.70           0.65           0.60
Goodwin Money Market ......................     PIC          0.40           0.35           0.30
Goodwin Multi-Sector Fixed Income .........     PIC          0.50           0.45           0.40
Goodwin Multi-Sector Short Term Bond ......     PIC          0.50           0.45           0.40
Kayne Rising Dividends ....................     PIC          0.70           0.70           0.70
Kayne Small-Cap Quality Value .............     PIC          0.90           0.90           0.90
Lazard International Equity Select ........     PVA          0.90           0.90           0.90
Northern Dow 30 ...........................     PVA          0.35           0.35           0.35
Northern Nasdaq-100 Index(R) ..............     PVA          0.35           0.35           0.35
Sanford Bernstein Mid-Cap Value ...........     PVA          1.05           1.05           1.05
Sanford Bernstein Small-Cap Value .........     PVA          1.05           1.05           1.05

                                                        RATE FOR FIRST  RATE FOR NEXT  RATE FOR OVER
                                                          $1 BILLION     $1 BILLION     $2 BILLION
                                                        --------------  -------------  --------------
Duff & Phelps Real Estate Securities ......    DPIM          0.75%          0.70%          0.65

      Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

SERIES                                             SUBADVISOR
------                                             -----------
Mid-Cap Growth                                     Bennett Lawrence Management LLC ("Bennett Lawrence")
Strategic Theme                                    Bennett Lawrence Management LLC ("Bennett Lawrence")
Aberdeen International                             Aberdeen Asset Management Inc. ("Aberdeen")
AIM Growth                                         A I M Capital Management, Inc. ("AIM")
Alger Small-Cap Growth                             Fred Alger Management, Inc. ("Alger")
Alliance Bernstein Enhanced Index                  Alliance Capital Management L.P. (Alliance)
Engemann Capital Growth                            Engemann Asset Management ("Engemann")
Engemann Small-Cap Growth                          Engemann Asset Management ("Engemann")
Engemann Strategic Allocation                      Engemann Asset Management ("Engemann")
Kayne Rising Dividends                             Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
Kayne Small-Cap Quality Value                      Kayne Anderson Rudnick InvestmentManagement, LLC ("Kayne")
Lazard International Equity Select                 Lazard Asset Management LLC ("Lazard")
Northern Dow 30                                    Northern Trust Investments N.A. ("Northern")
Northern Nasdaq-100 Index(R)                       Northern Trust Investments, N.A. ("Northern")
Sanford Bernstein Mid-Cap Value                    Alliance Capital Management L.P. ("Alliance")
Sanford Bernstein Small-Cap Value                  Alliance Capital Management L.P. ("Alliance")

      PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

      PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). DPIM is a direct subsidiary of PXP. Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of PXP. Kayne is wholly-owned by PXP. PXP in turn is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX").

      Pursuant to a subadvisory agreement between PVA and Bennett Lawrence effective August 12, 2005, Bennett Lawrence is the subadvisor and furnishes portfolio management services to Mid-Cap Growth Series and Strategic Theme Series. For the services provided, PVA pays a monthly fee to Bennett Lawrence based on an annual percentage of the average daily net assets of each series' as follows:

SERIES
------

Mid-Cap Growth based on an annual percentage of 0.40% of the average daily net assets of the series.

                                      FIRST          NEXT          EXCESS
SERIES                            $250 MILLION   $250 MILLION   $500 MILLION
------                            ------------   ------------   ------------
Strategic Theme ...............       0.375%         0.350%         0.325%

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      For the period of January 1, 2005 through August 11, 2005, PIC was the advisor to the Mid-Cap Growth Series and Strategic Theme Series. PIC had engaged Seneca Capital Management LLC as the subadvisor to the series. For the services provided, PIC paid a monthly fee to Seneca for Mid-Cap Growth Series based on an annual percentage of the average daily net assets of 0.40%; and for Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

      PIC has engaged Aberdeen as a subadvisor to Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this series as follows:

                                            FIRST          NEXT             EXCESS
SERIES                                  $250 MILLION     $250 MILLION    $500 MILLION
------                                 --------------   -------------   -------------
Aberdeen International .............        0.375%           0.350%          0.325%

      Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Growth. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of this series as follows:

                                       RATE FOR FIRST   RATE FOR NEXT   RATE FOR NEXT   RATE FOR OVER
SERIES                                  $500 MILLION     $400 MILLION    $600 MILLION    $1.5 BILLION
------                                 --------------   -------------   -------------   -------------
AIM Growth .........................        0.400%           0.375%          0.350%          0.250%

      Pursuant to a subadvisory agreement between PVA and Alger, Alger is the subadvisor and furnishes portfolio management services to the Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of 0.45% of the average daily net assets of the series.

      Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to the Alliance/Bernstein Enhanced Index. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of this series as follows:

                                       RATE FOR FIRST   RATE FOR NEXT   RATE FOR OVER
SERIES                                   $50 MILLION     $150 MILLION    $200 MILLION
------                                 --------------   -------------   -------------
Alliance/Bernstein Enhanced Index ..        0.225%          0.180%           0.135%

      Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

                                       RATE FOR FIRST   RATE FOR OVER
SERIES                                   $25 MILLION     $25 MILLION
------                                 --------------   -------------
Sanford Bernstein Mid-Cap Value ....         0.80%           0.60%

                                       RATE FOR FIRST   RATE FOR NEXT   RATE FOR OVER
                                         $10 MILLION     $10 MILLION     $20 MILLION
                                       --------------   -------------   -------------
Sanford Bernstein Small-Cap
   Value(1) ........................       0.9000%         0.7875%          0.6750%

      (1) These series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

      Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Capital Growth, Engemann Small-Cap Growth, and the equity portion of Engemann Strategic Allocation, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann on an annual percentage of the average daily net assets of these series as follows:

                                       RATE FOR UP TO     EXCESS OF
      SERIES                             $3 BILLION      $3 BILLION
      ------                           --------------   -------------
      Engemann Capital Growth ......         0.10%           0.30%

      For Engemann Small-Cap Growth PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.45%, and for the equity portion of Engemann Strategic Allocation PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.20%.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to the series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of these average daily net assets of these series as follows:

                                       RATE FOR UP TO   RATE IN EXCESS OF
      SERIES                            $800 MILLION       $800 MILLION
      ------                           --------------   -----------------
      Kayne Rising Dividends .......         0.30%           0.25%

                                       RATE FOR UP TO   RATE IN EXCESS OF
      SERIES                            $200 MILLION       $200 MILLION
      ------                           --------------   -----------------
      Kayne Small-Cap Quality
         Value .....................         0.50%           0.45%

      Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to the Series. PIC pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the series as follows:

                                       RATE FOR UP TO   RATE IN EXCESS OF
      SERIES                            $500 MILLION      $500 MILLION
      ------                           --------------   -----------------
      Lazard International Equity
         Select ....................         0.45%           0.40%

      Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Northern Dow 30 and Northern Nasdaq-100 Index(R). For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the average daily net assets of each of these series, with a minimum annual fee for each series of $100,000.

      The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the fiscal year ended ("the period") December 31, 2005, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

      The advisors will not seek to recapture any prior year's waived investment advisory fees.

                                                               MAXIMUM OPERATING
      SERIES                                                        EXPENSE
      ------                                                   -----------------
      Mid-Cap Growth .......................................          0.35%
      Strategic Theme ......................................          0.35
      Aberdeen International ...............................          0.40
      AIM Growth ...........................................          0.25
      Alger Small-Cap Growth ...............................          0.15
      Alliance/Bernstein Enhanced Index ....................          0.20
      Duff & Phelps Real Estate Securities .................          0.35
      Engemann Capital Growth ..............................          0.25
      Engemann Growth and Income ...........................          0.25
      Engemann Small-Cap Growth ............................          0.35
      Engemann Strategic Allocation ........................          0.25
      Engemann Value Equity ................................          0.25
      Goodwin Money Market .................................          0.25
      Goodwin Multi-Sector Fixed Income ....................          0.25
      Goodwin Multi-Sector Short Term Bond (1) .............          0.20
      Kayne Rising Dividends ...............................          0.15
      Kayne Small-Cap Quality Value ........................          0.15
      Lazard International Equity Select ...................          0.15
      Northern Dow 30 ......................................          0.25
      Northern Nasdaq-100 Index(R) .........................          0.25
      Sanford Bernstein Mid-Cap Value ......................          0.25
      Sanford Bernstein Small-Cap Value ....................          0.25

      (1) For the period June 2, 2003 through May 31, 2004, the Advisor voluntarily waived its entire management fee of 0.50% for Goodwin Multi-Sector Short Term Bond. The waiver is now terminated.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      As Financial Agent to the Fund and to each series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Fund paid financial agent fees totaling $2,157,999.

      Pursuant to an Administration Agreement, Phoenix Life Insurance Company ("PLIC"), a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.073% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2005, the Fund paid PLIC $1,888,713.

      At December 31, 2005, PLIC and affiliates held shares in the Fund which had the following aggregate value:

      Alger Small-Cap Growth .....................................   $ 2,626,044
      Kayne Rising Dividends .....................................       574,636
      Kayne Small-Cap Quality Value ..............................       798,261

NOTE 4--PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities during the period ended December 31, 2005, (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) aggregated to the following:

                                                     PURCHASES         SALES
                                                   -------------   ------------
      Mid-Cap Growth ...........................   $  90,239,827   $107,054,383
      Strategic Theme ..........................     113,176,523    131,630,502
      Aberdeen International ...................      78,449,945     97,187,785
      AIM Growth ...............................      53,308,236     73,283,450
      Alger Small-Cap Growth ...................      36,512,881     36,358,878
      Alliance/Bernstein Enhanced Index ........      15,232,644     31,792,907
      Duff & Phelps Real Estate Securities .....      35,379,299     31,217,963
      Engemann Capital Growth ..................     351,103,209    467,761,726
      Engemann Growth and Income ...............      63,339,772     76,295,917
      Engemann Small-Cap Growth ................      17,331,742     20,896,510
      Engemann Strategic Allocation ............     184,880,579    271,423,557
      Engemann Value Equity ....................      68,365,194     98,865,492
      Goodwin Money Market .....................       8,477,865             --
      Goodwin Multi-Sector Fixed Income ........     181,204,656    185,288,390
      Goodwin Multi-Sector Short Term Bond .....      38,302,363     31,607,250
      Kayne Rising Dividends ...................       5,069,013      9,198,744
      Kayne Small-Cap Quality Value ............       4,830,912      2,114,079
      Lazard International Equity Select .......      50,744,060      9,855,202
      Northern Dow 30 ..........................       3,854,433     10,242,327
      Northern Nasdaq-100 Index(R) .............       4,462,369      7,202,554
      Sanford Bernstein Mid-Cap Value ..........      43,502,596     42,115,268
      Sanford Bernstein Small-Cap Value ........      25,057,550     21,343,344

      Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2005 were as follows:

                                                     PURCHASES         SALES
                                                   -------------   -----------
      Engemann Strategic Allocation ............   $  50,282,614   $ 36,997,474
      Goodwin Multi-Sector Fixed Income ........      38,173,111     30,659,624
      Goodwin Multi-Sector Short Term Bond .....      13,862,063      7,108,861

NOTE 5--CREDIT RISK AND CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate.

      Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the series' Schedule of Investments where applicable.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

      At December 31, 2005, the series held the following restricted securities:

                                                                                        Market      % of Net Assets
                                                Acquisition Date   Acquisition Cost     Value         at 12/31/05
                                                ----------------   ----------------   -----------   ---------------
Alger Small-Cap Growth
   Autobytel, Inc. ..........................        6/20/03       $       20,288     $    18,560           0.1%
Alliance/Bernstein Enhanced Index
   Seagate Technology Tax Refund Rights .....       11/22/00                    0             948           0.0
Engemann Strategic Allocation
   ITW Cupids Financial Trust I 144A
   6.55%, 12/31/11 ..........................        4/18/02            1,996,980       2,132,486           0.6
Goodwin Multi-Sector Fixed Income
   Candescent Technologies Corp. Cv 144A
   8%, 5/01/03 ..............................         3/6/00                40,00               0           0.0

      Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS

      Under the series' organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series' enter into contracts that contain a variety of indemnifications. The series' maximum exposure under these arrangements is unknown. However, the series' has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTE 8--REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

NOTE 9--FEDERAL INCOME TAX INFORMATION

      The following series have capital loss carryovers which may be used to offset future capital gains.

                                                                      EXPIRATION YEAR
                             -------------------------------------------------------------------------------------------------
                               2007       2008         2009          2010          2011       2012       2013         TOTAL
                             --------  ----------  ------------  ------------  -----------  --------  ----------  ------------
Mid-Cap Growth ............  $     --  $       --  $ 12,410,052  $ 16,035,347  $        --  $     --  $       --  $ 28,445,399
Strategic Theme ...........        --          --    60,527,050    27,319,632           --        --          --    87,846,682
Aberdeen International ....        --          --            --    16,420,535   19,740,631        --          --    36,161,166
AIM Growth ................        --   2,465,283    18,423,160    18,330,727   11,077,954        --   2,820,243    53,117,367
Alliance/Bernstein
   Enhanced Index .........        --          --       934,668    15,534,573    7,836,272        --          --    24,305,513
Engemann Capital
   Growth .................        --          --   228,664,499    73,263,809    5,973,373        --          --   307,901,681
Engemann Growth and
   Income .................        --          --            --     5,372,020    5,418,582        --          --    10,790,602
Engemann Small-Cap
   Growth .................        --          --            --     2,591,910      744,060        --          --     3,335,970
Engemann Value Equity .....        --          --            --     1,302,412           --        --          --     1,302,412
Goodwin Multi-Sector
   Fixed Income ...........   977,601   6,659,630     4,980,791     7,850,329           --        --          --    20,468,351
Goodwin Multi-Sector
   Short Term Bond ........        --          --            --            --       18,992   171,793     158,707       349,492
Northern Dow 30 ...........        --          --            --            --           --   408,663     279,972       686,635
Northern Nasdaq-100
   Index(R) ...............        --      35,822       775,525       542,317      931,918   348,546     294,654     2,928,782

      Included in the Aberdeen International amounts are $199,054 and $141,303, respectively, which were acquired in connection with the mergers of the Aberdeen New Asia Series on February 7, 2003 and Sanford Bernstein Global Value Series on September 24, 2004.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      Included in the Engemann Capital Growth's amounts are $6,011,292, which were acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002.

      Included in the AIM Growth amounts (formerly Janus Growth Series) are $1,612,557; $3,406,333; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 14, 2003; and MFS Investors Growth Stock Series on February 14, 2003.

      A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

      The following series utilized losses deferred in prior years against current year capital gains as follows:

      Mid-Cap Growth .............................................   $ 7,125,008
      Strategic Theme ............................................     4,307,136
      Aberdeen International .....................................    21,856,170
      Alger Small-Cap Growth .....................................       750,451
      Alliance/Bernstein Enhanced Index ..........................     2,451,037
      Engemann Capital Growth ....................................    38,574,297
      Engemann Growth and Income .................................     6,132,190
      Engemann Small-Cap Growth ..................................     2,306,542
      Engemann Value Equity ......................................     9,918,718
      Goodwin Multi-Sector Fixed Income ..........................     1,500,570
      Kayne Rising Dividends .....................................       129,694

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2005, the following series deferred and /or recognized post October losses as follows:

                                             CAPITAL      CAPITAL     CURRENCY     CURRENCY
                                            DEFERRED    RECOGNIZED    DEFERRED    RECOGNIZED
                                           ----------   ----------   ----------   ----------
Aberdeen International .................   $       --   $       --   $   36,915   $   28,273
AIM Growth .............................           --      757,676           --        6,781
Alger Small-Cap Growth .................      258,832           --           --           --
Engemann Capital Growth ................           --      863,851           --           --
Engemann Strategic Allocation ..........           --           --      114,841           --
Goodwin Multi-Sector Fixed Income ......      185,847           --      289,184           --
Goodwin Multi-Sector Short Term Bond ...       44,414           --      101,921        1,018
Lazard International Equity Select .....           --           83           --           --
Northern Nasdaq-100 Index(R) ...........      691,978           --           --           --

      The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                   UNDISTRIBUTED   UNDISTRIBUTED
                                                      ORDINARY       LONG-TERM
                                                       INCOME      CAPITAL GAINS
                                                   -------------   -------------
      Aberdeen International ...................   $   1,019,699   $          --
      Alliance/Bernstein Enhanced Index ........          98,232              --
      Duff & Phelps Real Estate Securities .....         348,359       2,020,094
      Engemann Strategic Allocation ............       5,076,265       4,438,246
      Engemann Value Equity ....................         176,394              --
      Goodwin Multi-Sector Fixed Income ........         982,996              --
      Goodwin Multi-Sector Short Term Bond .....         205,517              --
      Kayne Rising Dividends ...................          17,507          26,798
      Kayne Small-Cap Quality Value ............          11,906              --
      Lazard International Equity Select .......         525,025         774,453
      Northern Dow 30 ..........................          56,176              --
      Sanford Bernstein Mid-Cap Value ..........         282,173       3,950,095
      Sanford Bernstein Small-Cap Value ........         336,130       1,892,881

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

NOTE 10--RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of December 31, 2005, the following series recorded reclassifications to increase (decrease) the accounts listed below:

                                           UNDISTRIBUTED    ACCUMULATED     CAPITAL PAID IN
                                          NET INVESTMENT   NET REALIZED       ON SHARES OF
                                           INCOME (LOSS)    GAIN (LOSS)    BENEFICIAL INTEREST
                                          --------------   ------------   --------------------
Mid-Cap Growth ........................     $  393,778     $        --        $  (393,778)
Strategic Theme .......................        288,025              --           (288,025)
Aberdeen International ................        596,389        (596,389)                --
AIM Growth ............................         26,235          (5,959)           (20,276)
Alger Small-Cap Growth ................        112,238        (112,091)              (147)
Alliance/Bernstein Enhanced Index .....             --           1,089             (1,089)
Engemann Capital Growth ...............          1,728              --             (1,728)
Engemann Growth and Income ............         12,568           3,109            (15,677)
Engemann Small-Cap Growth .............        179,357              --           (179,357)
Engemann Strategic Allocation .........       (259,046)        258,760                286
Engemann Value Equity .................         (9,830)          9,830                 --
Goodwin Multi-Sector Fixed Income .....       (906,063)        906,063                 --
Goodwin Multi-Sector Short Term Bond ..       (181,857)        181,857                 --
Northern Nasdaq-100 Index(R) ..........          8,360              --             (8,360)
Sanford Bernstein Small-Cap Value .....        128,347        (122,866)            (5,481)

NOTE 11--MERGERS AND INVESTMENT MANAGEMENT CHANGES

      Effective August 12, 2005, Seneca Capital Management, LLC was terminated as the subadvisor for the Phoenix-Seneca Mid-Cap Growth Series and Phoenix-Seneca Strategic Theme Series. Also effective August 12, 2005, PVA assumed investment advisory responsibility from PIC for each series. PVA and the Fund have been granted an exemptive order from the SEC that permits them to hire, terminate and replace subadvisors without shareholder approval. As permitted by the Order, also effective August 12, 2005, PVA retained Bennett Lawrence Management, LLC as subadvisor to each series, to replace Seneca. Commensurate with the change in subadvisor, the names of the series have been changed to Phoenix Mid-Cap Growth Series and Phoenix Strategic Theme Series, respectively.

      State Street Research & Management Company ("SSR") notified PVA that it was terminating its subadvisory relationship with PVA to subadvise Phoenix-State Street Research Small-Cap Growth Series, a series of the Fund. PVA and the Fund have been granted an exemptive order from the SEC that permits PVA and the Fund to hire, terminate and replace subadvisors without shareholder approval. Effective January 7, 2005, PVA hired Fred Alger Management, Inc. ("Alger"), as the new subadvisor for the series, and the name of the series changed to Phoenix-Alger Small-Cap Growth Series.

      On November 29, 2004, PVA terminated Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), as subadvisor for the Phoenix-MFS Investors Growth Stock Series, a series of the Fund. PVA and the Fund have been granted an exemptive order from the SEC that permits PVA and the Fund Investors to hire, terminate and replace subadvisors without shareholder approval. Upon termination of MFS, PVA hired AIM Capital Management, Inc. ("AIM") as the new subadvisor to the series, and the Phoenix-MFS Growth Stock Series was changed to Phoenix-AIM Capital Growth Series.

      On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

      On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749 including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately
      0.94 shares of Engemann Value Equity.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

      On September 17, 2004, Engemann Growth & Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth & Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth & Income. The aggregate net assets of Engemann Growth & Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately
      0.89 shares of Engemann Growth and Income.

      On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

NOTE 12--MANAGER OF MANAGERS

      The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

      Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

      The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 13--MIXED AND SHARED FUNDING

      Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

      The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
TAX INFORMATION NOTICE (UNAUDITED)

For the fiscal year ended December 31, 2005, the series' designated long-term capital gains dividends as follows:

Alger Small-Cap Growth ...........................................  $  1,018,143
Duff & Phelps Real Estate Securities .............................     6,788,389
Engemann Strategic Allocation ....................................     8,164,043
Kayne Rising Dividends ...........................................       127,678
Kayne Small-Cap Quality Value ....................................       304,795
Lazard International Equity Select ...............................     1,327,631
Sanford Bernstein Mid-Cap Value ..................................    11,235,446
Sanford Bernstein Small-Cap Value ................................     5,135,290
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 22 series constituting The Phoenix Edge Series Fund, (hereafter referred to as the "Fund") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPER LLP

Boston, Massachusetts
February 16, 2006

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
           AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Bennett Lawrence Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series underperformed the benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor began to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, The Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series underperformed the benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor begun to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
          AGREEMENTS FOR PHOENIX STRATEGIC THEME SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Bennett Lawrence Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor began to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was equal to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC THEME SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor began to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Aberdeen Asset Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year periods, including the year-to-date period, although it had underperformed the benchmark for the 5 year period. The Board noted that its performance placed it in the top 8% among its peer group for the 1 year period ended September 30, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly below the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year periods, including the year-to-date period, although it had underperformed the benchmark for the 5 year period. The Board noted that its performance placed it in the top 8% among its peer group for the 1 year period ended September 30, 2005.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
             AGREEMENTS FOR PHOENIX-AIM GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and AIM Capital Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its rule under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that although the Series had underperformed its benchmark for the 3 and 5 year periods, the Series had outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board also noted and was satisfied with the Series' recent performance given that the Subadviser had been managing the series since November 2004.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly above the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-AIM GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program, although it noted that the Board would continue to monitor the payment of fines and litigation expenses of the Subadvisor for any impact on the Series.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that although the Series had underperformed its benchmark for the 3 and 5 year periods the Series had outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted and was satisfied with the Series' recent performance given the Subadviser had been managing the Series since November, 2004.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Fred Alger Management, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to over 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well. The Board also noted that its 1 year performance placed it in the top 8% among its peer group.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was below the median for the peer group, when fee waivers were factored in, the management fee was less than the median. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board noted that the Subadviser had paid a fine in connection with certain trading violations and had recently retained new legal counsel and a new chief compliance officer. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well. The Board also noted that its 1 year performance placed it in the top 8% among its peer group.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance Capital Management L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods; the underperformance could be attributed to the small number of securities in the Series; and PVA represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly below the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers and PVA's commitment to make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program, although the Board noted that the Subadvisor had been involved in several regulatory matters that it was taking steps to address.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods; the underperformance could be attributed to the small number of securities in the Series; and PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
       PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Duff & Phelps Investment Management Co. ("DPIM") and the Fund. Pursuant to the Advisory Agreement DPIM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by DPIM and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by DPIM and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by DPIM and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by DPIM and its affiliates covering matters such as the compliance of investment personnel and other access persons with DPIM's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of DPIM as an investment advisor and the experience of the DPIM portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in DPIM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of DPIM's compliance program, although the Board has requested that DPIM review its gift policy. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of DPIM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark and the Lipper peer group average for the 1, 3, 5, and 10 year periods, although the Series underperformed the benchmark for the year-to-date period.

      PROFITABILITY. The Board also considered the level of profits realized by DPIM and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board also noted the voluntary reimbursement provided to the Series. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to DPIM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was less than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that DPIM and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
      AGREEMENTS FOR PHOENIX-ENGEMANN CAPITAL GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year periods and year-to-date periods. The Board noted that the Subadvisor had recently undergone significant personnel changes in terms of both portfolio managers and analysts. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees Meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN CAPITAL GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board noted that the Subadvisor had undergone significant personnel changes in terms of both portfolio managers and analysts. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year periods and year-to-date periods. The Board noted that the Subadvisor had recently undergone significant personnel changes in terms of both portfolio managers and analysts. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees Meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
            PHOENIX-ENGEMANN GROWTH AND INCOME SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by EAM and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had slightly outperformed its benchmark for the 1, 5 and year-to-date periods, while slightly underperforming its benchmark for the 3 year period.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to EAM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 5 year period, the Series outperformed the benchmark for the more recent 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds. The Board noted that above average expenses may be attributed its asset size just as other funds of similar asset size generally had higher expenses. The contractual management fee was the same as the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 5 year period, the Series outperformed the benchmark for the more recent 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had trailed its benchmark for the 1 and 3 year and year-to-date periods and the Series had slightly outperformed the benchmark for the 5 year period. The Board noted that the fixed-income portion of the Series was performing well, while the Subadvisor advised the Board that it was undertaking certain measures to improve performance of the equity portion of the Series. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had trailed its benchmark for the 1 and 3 year and year-to-date periods and the Series had slightly outperformed the benchmark for the 5 year period. The Board noted that the fixed-income portion of the Series was performing well, while the Subadvisor advised the Board that it was undertaking certain measures to improve performance of the equity portion of the Series. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
               PHOENIX-ENGEMANN VALUE EQUITY SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by EAM and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed the benchmark for 1, 3, and 5 year and year to date periods. The Board noted that Management represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to EAM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
               PHOENIX-GOODWIN MONEY MARKET SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series was slightly below the average performance for the peer group for the 1 and 3 year to date periods, although the Series had been above its benchmark for the 5 year period.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
         PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1, 3 and 5 year periods, but had been below its benchmark for the year-to-date period.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
       PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 year period ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the year-to-date period, but had outperformed its benchmark for the 1 year period. The Board was satisfied that the Series had the best performance among its peer group for the 1 year period ended September 30, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was slightly above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-KAYNE RISING DIVIDENDS SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment Kayne Anderson Rudnick Investment Management, LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods, the Series had ranked first among its peer group for October 2005. The Series' underperformance for the 1 and 3 year periods could be attributed to the Subadvisor's emphasis on high quality securities.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-KAYNE RISING DIVIDENDS SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods, the Series had ranked first among its peer group for October 2005. The Series' underperformance for the 1 and 3 year periods could be attributed to the Subadvisor's emphasis on high quality securities.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment Kayne Anderson Rudnick Investment Management, LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Series was in the top 5% among its peer group for the 1 year period ended September 30, 2005. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was the same as the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Series was in the top 5% among its peer group for the year ended September 30, 2005. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Lazard Asset Management, LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods. The Board noted and concluded that the Subadvisor's rationale for the underperformance was satisfactory.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was slightly above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods. The Board noted and concluded that the Subadvisor's rationale for the underperformance was satisfactory.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
          AGREEMENTS FOR PHOENIX-NORTHERN DOW 30 SERIES (THE "SERIES")
                                   (UNAUDITED)

    The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Northern Trust Investments, N.A. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economics of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-NORTHERN DOW 30 SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Northern Trust Investments, N.A. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economics of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance Capital Management L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had outperformed its benchmark for the 5 year period and slightly underperformed for the 3 year period, although the Series underperformed the benchmark for the more recent 1 year and year-to-date periods.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable in view of PVA's commitment to review the management fee and total expenses of the Fund in 2006.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had outperformed its benchmark for the 5 year period and slightly underperformed for the 3 year period, although the Fund underperformed the benchmark for the more recent 1 year and year-to-date periods.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance Capital Management L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable in view of PVA's commitment to review the management fee and total expenses of the Series in 2006.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                             FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2005, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

                                                                NUMBER OF
                                  POSITION WITH THE TRUST     PORTFOLIOS IN                  PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS,               AND LENGTH OF           FUND COMPLEX     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
         AND DATE OF BIRTH              TIME SERVED        OVERSEEN BY TRUSTEE                     BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA                       Trustee                 22            Retired.
c/o The Phoenix Edge Series Fund        Served since
101 Munson Street                           1999
Greenfield, MA 01301
DOB: 4/11/40
--------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                             Trustee                 22            Retired.
c/o The Phoenix Edge Series Fund        Served since
101 Munson Street                           1999
Greenfield, MA 01301
DOB: 2/5/34
--------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                        Trustee                 22            Retired. Director, Webster Bank (2003-present).
c/o The Phoenix Edge Series Fund        Served since                             Director USAllianz Variable Insurance Product
101 Munson Street                           2000                                 Trust, 23 funds (1999-present).
Greenfield, MA 01301                                                             Chairman/Trustee, The University of Connecticut
DOB: 5/14/43                                                                     (1997-2003).
--------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                           Trustee                 22            Attorney. Director, Peoples' Bank
c/o The Phoenix Edge Series Fund        Served since                             (1995-present). Columnist, Journal-Inquirer
101 Munson Street                           1999                                 (1995-2000).
Greenfield, MA 01301
DOB: 2/1/38
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                         Trustee                 22            Retired. Director Barnes Group, Inc.
c/o The Phoenix Edge Series Fund        Served since                             (1997-present). Managing Director, Saugatuck
101 Munson Street                           2000                                 Associates, Inc. (1999-2000).
Greenfield, MA 01301
DOB: 6/19/37
--------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                             Trustee                 22            Partner/Attorney, McCarter & English, LLP
c/o The Phoenix Edge Series Fund        Served since                             (2003-present); Principal/Attorney, Cummings &
101 Munson Street                           1999                                 Lockwood, LLC (1996-2003).
Greenfield, MA 01301
DOB: 7/28/50
--------------------------------------------------------------------------------------------------------------------------------

                             FUND MANAGEMENT TABLES

                                                                NUMBER OF
                                  POSITION WITH THE TRUST     PORTFOLIOS IN                  PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS,               AND LENGTH OF           FUND COMPLEX     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
         AND DATE OF BIRTH              TIME SERVED        OVERSEEN BY TRUSTEE                     BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
* Philip R. McLoughlin                   Chairman/                 75            Management Consultant (2002-2004), Chairman
  The Phoenix Edge Series Fund            Trustee                                (1997-2002), Chief Executive Officer
  101 Munson Street                    Served since                              (1995-2002), and Director (1995-2002), Phoenix
  Greenfield, MA 01301                     2003                                  Investment Partners, Ltd. Director and
  DOB: 10/23/46                                                                  Executive Vice President, The Phoenix
                                                                                 Companies, Inc. (2000-2002). Director
                                                                                 (1994-2002) and Executive Vice President,
                                                                                 Investments (1987-2002), Phoenix Life Insurance
                                                                                 Company. Director (1983-2002) and Chairman
                                                                                 (1995-2002), Phoenix Investment Counsel, Inc.
                                                                                 Director (1982-2002) and President (1990-2000),
                                                                                 Phoenix Equity Planning Corporation. Chairman
                                                                                 and President, Phoenix/Zweig Advisers LLC
                                                                                 (2001-2002). Director (2001-2002) and
                                                                                 President (April 2002-September 2002), Phoenix
                                                                                 Investment Management Company. Director and
                                                                                 Executive Vice President, Phoenix Life and
                                                                                 Annuity Company (1996-2002). Executive Vice
                                                                                 President (1994-2002) and Chief Investment
                                                                                 Counsel (1994-2002), PHL Variable Insurance
                                                                                 Company. Director, Phoenix National Trust
                                                                                 Holding Company (2001-2002). Director
                                                                                 (1985-2002) and Vice President (1986-2002) and
                                                                                 Executive Vice President (2002-2002), PM
                                                                                 Holdings, Inc. Director (1992-2002) and
                                                                                 President (1993-1994), WS Griffith Securities,
                                                                                 Inc. Director, PXRE Corporation (Delaware)
                                                                                 (1985-present), World Trust Fund
                                                                                 (1991-present). Director/Trustee, Phoenix Funds
                                                                                 Complex (1989-present).
--------------------------------------------------------------------------------------------------------------------------------
**Philip K. Polkinghorn                  Trustee/                 22             Executive Vice President, The Phoenix
  One American Row                       President                               Companies, Inc. (2004-present). Vice President,
  Hartford, CT 06102                   Served since                              Sun Life Financial Company (2001-2004).
  DOB: 7/29/57                            2004                                   Director and President, Keyport Life (1999-
                                                                                 2001).
--------------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person" as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

** Mr. Polkinghorn is an "interested person" as defined under the Investment Company Act of 1940, by reason of his position with the Trust's advisors and/or their affiliates.

                           FUND MANAGEMENT TABLES

NAME, ADDRESS, DATE OF BIRTH AND     LENGTH OF                                  PRINCIPAL OCCUPATION(S)
     POSITION(S) WITH TRUST         TIME SERVED                                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Gina C. O'Connell                  Served since    Senior Vice President, Life and Annuity Manufacturing (2003-present). The Phoenix
One American Row                       2004        Companies, Inc.; Senior Vice President, Life and Annuity Operations (2002-2003),
Hartford, CT 06102                                 Vice President, various marketing and product development departments
DOB: 10/17/62                                      (1998-2002), Phoenix Life Insurance Company.
Senior Vice President
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                    Treasurer,     Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000), Assistant
56 Prospect Street                 served since    Treasurer (2001-2003), Phoenix Equity Planning Corporation. Vice President
Hartford, CT 06115                     1994;       (2003-present), Phoenix Investment Partners, Ltd. Chief Financial Officer and
DOB: 11/24/52                     Vice President,  Treasurer or Assistant Treasurer, certain Funds within the Phoenix Fund Complex
Vice President, Treasurer and      served since    (1994-present).
Principal Accounting Officer           2000
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                       Served since    Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
900 Third Avenue                       2004        President and Compliance Officer, certain of the Funds within the Phoenix Fund
New York, NY 10022                                 Complex; Vice President, The Zweig Total Return Fund, Inc. (2004-present); Vice
DOB: 9/23/45                                       President, The Zweig Fund, Inc. (2004-present); President and Director of
Vice President and Chief                           Watermark Securities, Inc. (1991-present); Assistant Secretary of Gotham Advisors
Compliance Officer                                 Inc. (1990-present); Secretary, Phoenix-Zweig Trust (1989-2003); Secretary,
                                                   Phoenix-Euclid Market Neutral Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah                 Secretary since  Phoenix Life Insurance Company (October 2005-present). Chief Legal Officer and
One American Row                       2005        Secretary of five mutual funds and six variable annuity separate account within
Hartford, CT 06102                                 the Travelers Life & Annuity complex (2004-2005), Assistant Secretary (1995-2004)
DOB: 10/5/50                                       of five mutual funds and six variable annuity separate accounts within the
Vice President, Chief Legal                        Travelers Life & Annuity complex. Deputy General Counsel (1999-2005), The
Officer, Counsel and Secretary                     Travelers Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, MA 01301

BOARD OF TRUSTEES                          INVESTMENT ADVISORS
Frank M. Ellmer, CPA                       Phoenix Investment Counsel, Inc.
John A. Fabian                             56 Prospect Street
Roger A. Gelfenbien                        Hartford, CT 06115-0480
Eunice S. Groark
Frank E. Grzelecki                         Duff & Phelps Investment Management Co.
John R. Mallin                             55 East Monroe Street, Suite 3600
Philip R. McLoughlin                       Chicago, IL 60603
Philip K. Polkinghorn
                                           Engemann Asset Management
EXECUTIVE OFFICERS                         600 North Rosemead Boulevard
Philip R. McLoughlin, Chairman             Pasedena, CA 91107-2101
Philip K. Polkinghorn, President
Gina C. O'Connell, Senior Vice President   Phoenix Variable Advisors, Inc.
Nancy G. Curtiss, Vice President,          One American Row
   Treasurer, and Principal Accounting     Hartford, CT 06102-5056
   Officer
Marc Baltuch, Vice President and Chief     CUSTODIANS
   Compliance Officer                      State Street Bank and Trust Company
Kathleen A. McGah, Vice President, Chief   225 Franklin Street
   Legal Officer, Counsel and Secretary    Boston, MA 02110

                                           INDEPENDENT REGISTERED PUBLIC
                                           ACCOUNTING FIRM
                                           PricewaterhouseCoopers LLP
                                           125 High Street
                                           Boston, MA 02206-5501

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

[LOGO] PHOENIX (R)

G0144AR (C) 2006 The Phoenix Companies, Inc.                                2-06
BPD25360


ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

      (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that Mr. Frank M. Ellmer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Ellmer is an "independent" trustee pursuant to paragraph (a) (2) of Item 3 to form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $489,900 for 2005 and $595,300 for 2004.

Audit-Related Fees
------------------

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $22,000 for 2005 and $26,000 for 2004. This represents the review of the semi-annual financial statements.

Tax Fees
--------

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,500 for 2005 and $103,250 for 2004.

            "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
            (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

            The Audit Committee has determined that Mr. Frank M. Ellmer, Chairman of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Ellmer determines that the full board should review the request, he has the opportunity to convene a meeting of the Fund's Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                       (b) 100% for 2005; not applicable for 2004

                       (c) 100% for 2005; 100% for 2004

                       (d) Not applicable for 2005; not applicable for 2004

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $892,561 for 2005 and $1,851,791 for 2004.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2)   Certifications  pursuant to  Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)   Not applicable.

   (b)      Certifications  pursuant  to Rule  30a-2(b)  under the  1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Phoenix Edge Series Fund
            --------------------------------------------------------------

By (Signature and Title)*   /s/ Philip K. Polkinghorn
                         -------------------------------------------------
                            Philip K. Polkinghorn, President
                            (principal executive officer)

Date     March 9, 2006
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Philip K. Polkinghorn
                         -------------------------------------------------
                            Philip K. Polkinghorn, President
                            (principal executive officer)

Date     March 9, 2006
    ----------------------------------------------------------------------


By (Signature and Title)*   /s/ Nancy G. Curtiss
                         -------------------------------------------------
                            Nancy G. Curtiss, Vice President, Treasurer and
                            Principal Accounting Officer
                            (principal financial officer)

Date     March 9, 2006
    ----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.